UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2019

Date of reporting period: 06/30/2019

Item 1 – Report to Stockholders

JUNE 30, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds V

▶	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

▶	BlackRock Strategic Income Opportunities Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call 1-800-441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock. com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended June 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility. Short-term U.S. Treasury yields rose, while longer-term yields declined. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. In its last four meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in three interest rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	18.54%	10.42%
U.S. small cap equities (Russell 2000® Index)	16.98	(3.31)
International equities (MSCI Europe, Australasia, Far East Index)	14.03	1.08
Emerging market equities (MSCI Emerging Markets Index)	10.58	1.21
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.24	2.31
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.45	10.38
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.11	7.87
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.94	6.39
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.94	7.48
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Investment Objective

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s (the “Fund”) investment objective is to seek maximum long term total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund underperformed its reference benchmark, a custom blend of 50% J.P. Morgan EMBI Global Diversified Index/50% J.P. Morgan GBI-EM Global Diversified Index.

Performance is reviewed on an absolute basis due to the nature of the Fund’s strategy. The Fund has the flexibility to invest in fixed income securities and derivatives of any maturity, and denominated in any currency, from issuers located in the emerging markets. As such, the Fund is not managed specifically to a benchmark. The index listed above is for reference purposes only.

What factors influenced performance?

Emerging-market bonds produced strong returns in the first half of 2019, as the U.S. Fed’s shift to a more accommodative monetary policy provided a tailwind for higher-risk assets.

In the early part of the year, the Fund’s long positioning in high-yield corporate issues added value as easing geopolitical tensions, rising oil prices, and favorable global central bank policies led to gains for the broader market. Long positions in government bonds in Egypt, Ukraine, Nigeria, Angola and Kazakhstan further aided results, as did holdings in Euro-denominated Romanian government issues.

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange trends. The specific instruments that the Fund employed included currency forward contracts, which were used to manage currency risk, and credit default swaps, which were used to manage the risk of changing yield spreads. The Fund also used interest-rate futures and derivatives linked to developed-market government bonds in order to manage the portfolio’s duration. While the Fund’s efforts to manage credit risk contributed in May during a brief interval of “risk-off” sentiment in the markets, the use of derivatives detracted from Fund performance for the period.

Describe recent portfolio activity.

The Fund’s investment adviser team increased the portfolio’s risk exposure in the first calendar quarter of 2019 as the global macroeconomic backdrop became more supportive. This was accomplished by increasing the Fund’s weighting in local currency bonds and adding to its long position in emerging market currencies.

The Fund started to reduce its risk in April when the escalating trade rhetoric between the United States and China began to pressure investor sentiment. As part of this process, the investment adviser raised the portfolio’s duration (interest-rate sensitivity) using U.S. Treasury futures. In addition, exposure to emerging market currencies was reduced and the Fund increased its positions in the U.S. dollar and Japanese yen, both of which are traditional risk-off currencies. The Fund also decreased its allocation to high-yield issues in favor of investment-grade securities. Near the end of the period, the investment adviser rebuilt the portfolio’s risk exposure in response to dovish Fed commentary and upbeat news from the G20 summit.

Cash holdings were slightly above average at period end. While the investment adviser had a positive view on the emerging markets and was long in both emerging markets currencies and corporate bonds, the Fund held cash as a way to capitalize on the possibility of a re-emergence of market volatility in the second half of the year. The Fund’s cash position had no material impact on Fund performance during the period.

Describe portfolio positioning at period end.

The Fund closed the period positioned for a favorable market environment with positive global growth and an apparent synchronized easing cycle by world central banks as the investment adviser believes these factors should continue to provide a strong underpinning for sentiment and investors’ search for higher-yielding assets. Accordingly, the Fund was long in both emerging market currencies and bonds, with the majority of the latter position allocated to hard-currency assets. The Fund was long in select higher-yielding countries, such as Angola, Nigeria and Ukraine. Most of the position in local-currency bonds was invested in Hungary. In addition, the Fund maintained positions designed to help manage the risk of rising yield spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a) (b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.85%	5.44%	9.90%	5.12%	N/A	3.99%	N/A	5.60%	N/A
Investor A	5.37	4.91	9.77	4.98	0.78%	3.73	2.88%	5.31	4.88%
Investor C	4.86	4.24	9.37	4.20	3.20	2.95	2.95	4.53	4.53
Class K	5.90	5.52	9.93	5.29	N/A	4.09	N/A	5.69	N/A
J.P. Morgan GBI-EM Global Diversified Index (c)	—	—	8.72	8.99	N/A	(0.45)	N/A	3.41	N/A
JP Morgan EMBI Global Diversified Index (d)	—	—	11.31	12.45	N/A	5.30	N/A	7.78	N/A
50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P.Morgan EMBI Global Diversified Index (e)	—	—	10.03	10.77	N/A	2.46	N/A	5.65	N/A
3-Months LIBOR USD (f)	—	—	1.43	2.60	N/A	1.12	N/A	0.74	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Predecessor Fund’s returns from September 3, 2012 through January 2, 2014 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Local Debt Portfolio.” The Predecessor Fund’s returns prior to September 3, 2012 are the returns of the Predecessor Fund when it followed different investment strategies under the name “BlackRock Emerging Market Debt Portfolio.”

(c)	An unmanaged index that tracks local currency bonds.
(d)	An index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.
(e)	A customized weighted index comprised of the returns of 50% J.P. Morgan GBI-EM Global Diversified Index/50% J.P. Morgan EMBI Global Diversified Index.
(f)	The average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a maturity of 3 months.
N/A — Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,099.00	$3.54	$1,000.00	$1,021.42	$3.41	0.68%
Investor A	1,000.00	1,097.70	4.84	1,000.00	1,020.18	4.66	0.93
Investor C	1,000.00	1,093.70	8.72	1,000.00	1,016.46	8.40	1.68
Class K	1,000.00	1,099.30	3.28	1,000.00	1,021.67	3.16	0.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of June 30, 2019 (continued)	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Foreign Government Obligations	83%
Corporate Bonds	10
Foreign Agency Obligations	7

(a)	Total Investments exclude short-term securities, options purchased and options written.

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments	(a)
Hungary	11%
Nigeria	10
Ukraine	9
Romania	7
Egypt	7
Argentina	6
Angola	5
Kazakhstan	5
Saudi Arabia	5
Venezuela	5
Gabon	4
Brazil	4
Mexico	3
Turkey	3
Qatar	3
Ecuador	3
Indonesia	2
Poland	1
Other (b)	7

(a)	Total Investments exclude short-term securities, options purchased and options written.
(b)	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to Schedule of Investments for such countries.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Investment Objective

BlackRock Strategic Income Opportunities Portfolio’s (the “Fund”) investment objective is to seek total return as is consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2019, the Fund’s Institutional Shares returned 5.02%, Investor A Shares returned 4.87%, Investor C Shares returned 4.50%, and Class K Shares returned 5.17%. For the same period, the Bloomberg Barclays U.S. Universal Index returned 6.54%, and the ICE BofAML 3-Month Treasury Bill Index returned 1.24%.

The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has an unconstrained strategy (i.e., flexibility to invest across all fixed income asset classes) that is managed within a risk-controlled framework. As such, the Fund is not managed specifically to a benchmark. The index returns listed above are for reference purposes only.

What factors influenced performance?

The Fund’s positioning with respect to overall portfolio duration (and corresponding sensitivity to interest rate changes) contributed positively as interest rates declined over the period. Exposures to U.S. and foreign corporate credit also added to performance as price performance for the asset class was supported by narrowing spreads (the incremental yield provided by lower quality bonds relative to U.S. Treasuries) over the period. The Fund’s allocation to securitized assets including non-agency residential mortgage-backed securities (“MBS”) and commercial mortgage-backed securities added to performance as well. An allocation to emerging market debt proved beneficial as the asset class was supported by the outlook for stable-to-lower U.S. interest rates. Finally, absolute return strategies provided positive performance.

There were no material detractors from the Fund’s performance over the six-month period.

Describe recent portfolio activity.

Entering 2019, the investment adviser increased the Fund’s duration while moving some of the exposure into the front end of the yield curve on the view that the shift by the Fed to a dovish stance and a near-neutral policy rate are likely to keep U.S. interest rates range-bound in the near term. After the sharp decline in spread assets in late 2018, the investment adviser took the opportunity to add to the Fund’s investment grade credit allocation. Also, the Fund added opportunistically in emerging markets as an accommodative Fed is likely to take upward pressure off the U.S. dollar and allow for easier local monetary policy in those countries. Given the decline in interest rates and higher prepayment rates, the Fund reduced its exposure to agency MBS while maintaining diversified exposure to securitized assets as a source of high-quality income.

In the second quarter of 2019, with the Fed committed to maintaining the economic expansion, the investment adviser further increased duration while moving some exposure from the front end to the middle of the curve. In corporate credit, the Fund continued to hold a higher quality bias in credit selection, while taking profits on some U.S. investment grade and high yield credit exposures. Additionally, the Fund started to add global sovereign exposures, mainly in the 10-year German bund on the view that it could benefit from quantitative easing with the European Central Bank becoming more dovish. Finally, the investment adviser tactically added some emerging market exposure, mostly in local currency bonds, as the asset class could benefit from central bank policy easing.

Describe portfolio positioning at period end.

At the end of the period, the Fund maintained a long duration stance on the view that interest rates are likely to stay low or move lower. The Fund remained constructive on high quality spread assets such as investment grade credit, municipals and certain areas within high yield credit. The Fund also had meaningful exposure to emerging markets, while maintaining a cautious stance around security selection within the asset class.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of June 30, 2019 (continued)	BlackRock Strategic Income Opportunities Portfolio

Performance Summary for the Period Ended June 30, 2019

				Average Annual Total Returns (a) (b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.52%	3.51%	5.02%	4.94%	N/A	2.63%	N/A	5.40%	N/A
Investor A	3.10	3.09	4.87	4.64	0.45%	2.33	1.50%	5.11	4.68%
Investor C	2.50	2.49	4.50	3.89	2.89	1.57	1.57	4.32	4.32
Class K	3.60	3.59	5.17	5.13	N/A	2.70	N/A	5.44	N/A
Bloomberg Barclays U.S. Universal Index (c)	—	—	6.54	8.07	N/A	3.18	N/A	4.37	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index (d)	—	—	1.24	2.31	N/A	0.87	N/A	0.49	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal market conditions, the Fund will invest in a combination of fixed income securities, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Fund may invest in other market sectors. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Strategic Income Opportunities Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.
N/A — Not applicable as share class and Index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including interest expense	Excluding interest expense		Including interest expense		Excluding interest expense
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During the Period (b)	Ending Account Value (06/30/19)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,050.20	$3.61	$3.05	$1,000.00	$1,021.27	$3.56	$1,021.82	$3.01
Investor A	1,000.00	1,048.70	5.13	4.57	1,000.00	1,019.79	5.06	1,020.33	4.51
Investor C	1,000.00	1,045.00	8.82	8.26	1,000.00	1,016.17	8.70	1,016.71	8.15
Class K	1,000.00	1,051.70	3.20	2.65	1,000.00	1,021.67	3.16	1,022.22	2.61

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Institutional, 1.01% for Investor A, 1.74% for Investor C and 0.63% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.90% for Investor A, 1.63% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2019 (continued)	BlackRock Strategic Income Opportunities Portfolio

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Government Sponsored Agency Obligations	34%
Corporate Bonds	29
Asset-Backed Securities	12
Foreign Government Obligations	9
Non-Agency Mortgage-Backed Securities	6
Municipal Bonds	4
Floating Rate Loan Interests	3
U.S. Treasury Obligations	1
Common Stocks	1
Foreign Agency Obligations	1
Investment Companies	—	(b)
Preferred Securities	—	(b)
Warrants	—	(b)

(a)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	41%
AA/Aa	5
A	10
BBB/Baa	15
BB/Ba	10
B	6
CCC/Caa	1
CC/Ca	1
C	—	(d)
NR	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds, TBA sale commitments and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Strategic Income Opportunities Portfolio’s Class K Share performance shown prior to the Class K inception date of March 28, 2016 is that of Institutional Shares. The performance of BlackRock Strategic Income Portfolio’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Strategic Income Opportunities Portfolio would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on September 1, 2015, the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares were redesignated as Class K Shares. Prior to September 1, 2015, performance is that of the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio’s BlackRock Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares of the applicable Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2019 and held through June 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING/DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 9.4%

Argentina — 0.5%(a)(b)
Banco de Galicia y Buenos Aires SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.16%), 8.25%, 07/19/26	USD	296	$285,362
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +3.50%), 18.49%, 04/11/22		580	198,496

			483,858

Brazil — 3.3%
Petrobras Global Finance BV, 6.85%, 06/05/2115		3,217	3,356,939

Kazakhstan — 4.7%
Development Bank of Kazakhstan JSC, 8.95%, 05/04/23(a)	KZT	258,500	649,082
Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/42	USD	630	783,405
KazMunayGas National Co. JSC:
5.75%, 04/19/47(a)		2,287	2,578,592
6.38%, 10/24/48		718	854,712

			4,865,791

Supranational — 0.8%
European Bank for Reconstruction & Development, 16.95%, 04/03/20	UAH	12,800	481,535
International Finance Corp., 15.75%, 05/13/20(c)		9,700	371,982

			853,517

Ukraine — 0.1%
State Savings Bank of Ukraine, 9.38%, 03/10/23(d)	USD	80	83,450

Total Corporate Bonds — 9.4% (Cost: $8,880,751)			9,643,555

Foreign Agency Obligations — 6.1%

Argentina — 0.7%
YPF SA:
8.50%, 07/28/25		482	480,626
6.95%, 07/21/27(a)		286	258,968

			739,594

Indonesia — 0.9%
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20(a)	IDR	3,000,000	207,785
Pertamina Persero PT, 6.45%, 05/30/44	USD	248	303,180
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21(a)	IDR	5,420,000	374,365

			885,330

Saudi Arabia — 0.5%
Saudi Arabian Oil Co., 4.38%, 04/16/49(a)	USD	504	509,977

Ukraine — 0.2%
Ukreximbank Via Biz Finance plc: 9.63%, 04/27/22		195	203,530

Venezuela — 3.8%
Petroleos de Venezuela SA(e)(f):
8.50%, 10/27/20(a)		1,741	1,514,235

Security	Par (000)		Value

Venezuela (continued)
9.75%, 05/17/35	USD	10,106	$2,425,461

			3,939,696

Total Foreign Agency Obligations — 6.1% (Cost: $6,920,843)			6,278,127

Foreign Government Obligations — 75.7%

Angola — 5.0%
Republic of Angola:
7.00%, 08/17/19		232	232,934
9.50%, 11/12/25		985	1,127,825
8.25%, 05/09/28		1,143	1,223,010
9.38%, 05/08/48		2,257	2,486,932

			5,070,701

Argentina — 4.7%
Province of Salta Argentina, 9.13%, 07/07/24(a)		294	230,790
Provincia de Buenos Aires:
10.88%, 01/26/21		133	126,340
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +3.83%), 56.64%, 05/31/22(b)	ARS	3,927	75,653
6.50%, 02/15/23	USD	280	233,800
9.13%, 03/16/24(a)		668	554,440
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +3.75%), 54.50%, 04/12/25(a)(b)	ARS	14,851	276,512
9.63%, 04/18/28	USD	227	182,593
Republic of Argentina:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +0.00%), 65.95%, 06/21/20(b)	ARS	16,523	379,255
6.25%, 11/09/47	EUR	1,332	1,102,357
6.88%, 01/11/48	USD	726	538,148
7.13%, 06/28/2117		1,447	1,088,415

			4,788,303

Benin — 0.8%
Republic of Benin, 5.75%, 03/26/26(a)	EUR	680	790,626

Dominican Republic — 0.5%
Dominican Republic Government Bond, 6.40%, 06/05/49	USD	484	505,175

Ecuador — 2.3%
Republic of Ecuador:
8.88%, 10/23/27		219	228,307
7.88%, 01/23/28		237	234,334
10.75%, 01/31/29(a)		1,654	1,869,537

			2,332,178

Egypt — 6.4%
Arab Republic of Egypt:
14.95%, 03/20/21	EGP	11,146	649,066
14.85%, 04/10/23		12,015	697,358
6.38%, 04/11/31(a)	EUR	955	1,104,934
8.50%, 01/31/47(a)	USD	957	1,013,224
7.90%, 02/21/48		2,360	2,383,600
8.70%, 03/01/49(a)		610	654,225

			6,502,407

El Salvador — 0.7%
Republic of El Salvador:
7.38%, 12/01/19		531	536,310

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

El Salvador (continued)
6.38%, 01/18/27	USD	216	$216,202

			752,512

Gabon — 3.5%
Republic of Gabon:
6.38%, 12/12/24		1,162	1,146,321
6.95%, 06/16/25		2,416	2,414,490

			3,560,811

Ghana — 0.7%
Republic of Ghana:
16.50%, 02/17/20	GHS	920	169,143
8.95%, 03/26/51	USD	497	514,240

			683,383

Hungary — 9.9%
Republic of Hungary:
7.50%, 11/12/20	HUF	377,480	1,462,523
2.50%, 10/27/21		27,060	99,379
7.00%, 06/24/22		84,870	352,719
3.00%, 10/27/27		1,109,160	4,135,798
6.75%, 10/22/28		850,260	4,063,582

			10,114,001

Indonesia — 0.7%
Republic of Indonesia:
8.25%, 05/15/29	IDR	3,482,000	261,446
8.38%, 04/15/39		3,531,000	259,972
5.35%, 02/11/49	USD	200	239,625

			761,043

Ivory Coast — 0.5%
Republic of Cote d’Ivoire, 6.63%, 03/22/48	EUR	492	545,642

Mexico — 3.1%
United Mexican States:
2.88%, 04/08/39		875	1,036,005
4.60%, 02/10/48	USD	200	206,500
5.75%, 10/12/2110		806	880,555
4.00%, 03/15/2115	EUR	938	1,082,932

			3,205,992

Mozambique — 0.4%
Republic of Mozambique,
10.50%, 01/18/23(e)(f)	USD	383	385,633

Nigeria — 8.9%
Federal Republic of Nigeria:
14.50%, 07/15/21	NGN	484,760	1,351,285
12.75%, 04/27/23		189,691	504,182
16.29%, 03/17/27		391,001	1,175,617
6.50%, 11/28/27	USD	229	229,286
13.98%, 02/23/28	NGN	344,385	933,999
7.88%, 02/16/32(a)	USD	866	904,970
7.88%, 02/16/32		1,648	1,722,160
7.63%, 11/28/47(a)		1,554	1,550,115
9.25%, 01/21/49		652	738,309

			9,109,923

Poland — 1.1%
Republic of Poland, 5.75%, 09/23/22	PLN	3,753	1,129,564

Qatar — 2.4%
State of Qatar:
5.10%, 04/23/48	USD	200	238,312
4.82%, 03/14/49(a)		1,945	2,227,025

			2,465,337

Security		Par (000)	Value

Romania — 6.6%
Republic of Romania,
4.63%, 04/03/49(a)	EUR	4,908	$6,749,385

Saudi Arabia — 4.0%
Kingdom of Saudi Arabia:
5.00%, 04/17/49	USD	1,244	1,362,180
5.25%, 01/16/50(a)		2,438	2,771,701

			4,133,881

Serbia — 0.8%
Republic of Serbia, 1.50%, 06/26/29(a)	EUR	692	780,972

South Africa — 0.6%
Republic of South Africa:
4.30%, 10/12/28	USD	231	227,463
5.00%, 10/12/46		400	385,250

			612,713

Turkey — 2.8%
Republic of Turkey:
7.25%, 12/23/23		447	462,086
4.63%, 03/31/25	EUR	2,120	2,409,145

			2,871,231

Ukraine — 8.2%
Republic of Ukraine:
7.75%, 09/01/19	USD	360	362,340
7.75%, 09/01/20		319	329,567
7.75%, 09/01/24		1,400	1,462,300
7.75%, 09/01/25		216	223,776
6.75%, 06/20/26	EUR	620	749,164
7.75%, 09/01/26	USD	200	206,400
7.75%, 09/01/27		628	647,821
9.75%, 11/01/28(a)		1,405	1,586,772
7.38%, 09/25/32(a)		2,294	2,256,723
0.00%, 05/31/40(g)		782	560,352

			8,385,215

Uruguay — 0.7%
Oriental Republic of Uruguay,
9.88%, 06/20/22(a)	UYU	26,000	731,666

Venezuela — 0.4%
Bolivarian Republic of Venezuela(e)(f):
11.75%, 10/21/26	USD	335	67,020
9.25%, 09/15/27		330	66,000
9.25%, 05/07/28		95	19,020
11.95%, 08/05/31		1,328	265,560

			417,600

Total Foreign Government Obligations — 75.7% (Cost: $74,321,565)			77,385,894

Total Long-Term Investments — 91.2% (Cost: $90,123,159)			93,307,576

Short-Term Securities — 5.7%

Foreign Government Obligations — 4.3%(h)

Egypt — 4.3%
Arab Republic of Egypt Treasury Bills:
17.60%, 07/02/19	EGP	6,300	379,034
18.34%, 07/16/19		11,350	676,601
19.35%, 07/30/19		5,025	297,521
17.64%, 08/06/19 - 09/17/19		20,625	1,173,746
19.40%, 08/13/19		9,125	536,727
17.64%, 10/08/19		6,375	364,805

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Egypt (continued)
17.61%, 11/26/19	EGP	18,625	$1,009,353

			4,437,787

Total Foreign Government Obligations — 4.3% (Cost: $4,394,653)			4,437,787

Time Deposits — 1.4%

Australia — 0.0%
Brown Brothers Harriman &Co., 0.52%, 07/01/19	AUD	9	6,408

Canada — 0.0%
Brown Brothers Harriman &Co., 0.81%, 07/02/19	CAD	2	1,418

France — 0.7%
Citibank NA, (0.58)%, 07/01/19	EUR	629	715,112

New Zealand — 0.0%
Brown Brothers Harriman &Co., 0.65%, 07/01/19	NZD	1	647

Norway — 0.0%
Brown Brothers Harriman &Co., 0.52%, 07/01/19	NOK	25	2,897

South Africa — 0.0%
Brown Brothers Harriman &Co., 5.69%, 07/01/19	ZAR	6	461

Security		Par (000)	Value

Switzerland — 0.0%
Brown Brothers Harriman & Co., (1.58)%, 07/01/19	CHF	5	$4,982

United Kingdom — 0.1%
Citibank NA, 0.36%, 07/01/19	GBP	40	51,147

United States — 0.6%
Sumitomo Mitsui Financial Group, Inc., 2.41%, 07/01/19	USD	648	647,850

Total Time Deposits — 1.4% (Cost: $1,430,922)			1,430,922

Total Short-Term Securities — 5.7% (Cost: $5,825,575)			5,868,709

Total Options Purchased — 0.5% (Cost: $477,972)			494,681

Total Investments Before Options Written — 97.4% (Cost: $96,426,706)			99,670,966

Total Options Written — 0.0% (Premiums Received — $69,612)			(54,162)

Total Investments Net of Options Written — 97.4% (Cost: $96,357,094)			99,616,804

Other Assets Less Liabilities — 2.6%			2,665,745

Net Assets — 100.0%			$102,282,549

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Variable rate security. Rate shown is the rate in effect as of period end.
(h)	Rates are discount rates or a range of discount rates as of period end.

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/18	Shares Purchased	Shares Sold	Shares Held at 06/30/19	Value at 06/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
iShares J.P.Morgan EM Local Currency Bond ETF(b)	44,882	—	(44,882)	—	$—	$—	$107,691	$(35,457)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro-BTP	33	09/06/19	$5,040	$(164,478)
Euro-Bund	12	09/06/19	2,357	(11,317)

				$(175,795)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	826,354	JPY	61,660,559	Bank of America NA	07/03/19	$8,204
AUD	3,700,000	JPY	276,127,300	Barclays Bank plc	07/03/19	36,342
AUD	5,180,000	JPY	389,859,750	Citibank NA	07/03/19	20,440
AUD	880,000	JPY	65,655,568	HSBC Bank plc	07/03/19	8,810
AUD	895,000	JPY	67,295,982	JPMorgan Chase Bank NA	07/03/19	4,125
AUD	653,646	JPY	48,778,300	Morgan Stanley & Co. International plc	07/03/19	6,445
JPY	329,218,130	USD	3,047,385	HSBC Bank plc	07/09/19	7,922
NZD	2,355,680	USD	1,551,219	Citibank NA	07/09/19	31,586
NZD	3,745,000	USD	2,448,874	Goldman Sachs International	07/09/19	67,428
NZD	893,845	USD	582,376	Natwest Markets plc	07/09/19	18,208
AUD	3,666,483	USD	2,531,160	Natwest Markets plc	07/12/19	43,802
JPY	274,348,442	USD	2,541,489	Bank of America NA	07/12/19	5,205
CNY	16,727,207	USD	2,412,755	Citibank NA	07/15/19	21,880
CNY	17,633,056	USD	2,543,902	HSBC Bank plc	07/15/19	22,579
ARS	3,360,000	USD	75,846	BNP Paribas SA	07/26/19	284
AUD	3,022,833	USD	2,092,545	JPMorgan Chase Bank NA	07/26/19	31,478
BRL	20,309,104	USD	5,226,115	BNP Paribas SA	07/26/19	50,787
CHF	9,316,612	USD	9,471,471	Morgan Stanley &Co. International plc	07/26/19	94,645
CLP	846,853,353	USD	1,245,739	BNP Paribas SA	07/26/19	4,468
CLP	713,010,000	USD	1,041,271	Natwest Markets plc	07/26/19	11,344
CNH	46,765,892	USD	6,801,520	JPMorgan Chase Bank NA	07/26/19	4,919
CZK	524,620	USD	23,147	Morgan Stanley &Co. International plc	07/26/19	326
EUR	240,000	USD	271,834	BNP Paribas SA	07/26/19	1,630
EUR	4,527,774	USD	5,143,347	HSBC Bank plc	07/26/19	15,753
HUF	692,150,000	USD	2,424,776	Barclays Bank plc	07/26/19	15,280
HUF	447,230,949	USD	1,573,399	BNP Paribas SA	07/26/19	3,237
HUF	459,882,986	USD	1,607,713	Citibank NA	07/26/19	13,526
HUF	786,635,040	USD	2,761,121	State Street Bank and Trust Co.	07/26/19	12,027
IDR	73,639,374,138	USD	5,196,117	Standard Chartered Bank	07/26/19	2,970
INR	708,170,431	USD	10,174,151	Standard Chartered Bank	07/26/19	61,852
KRW	1,210,485,729	USD	1,046,228	Standard Chartered Bank	07/26/19	323
MXN	330,000	USD	17,120	State Street Bank and Trust Co.	07/26/19	4
NZD	2,484,157	USD	1,659,355	Citibank NA	07/26/19	10,454
NZD	2,122,739	USD	1,418,658	Goldman Sachs International	07/26/19	8,212
NZD	4,628,237	USD	3,063,661	JPMorgan Chase Bank NA	07/26/19	47,363
NZD	5,131,895	USD	3,382,007	Morgan Stanley &Co. International plc	07/26/19	67,568
PHP	38,534,246	USD	748,049	JPMorgan Chase Bank NA	07/26/19	3,353
PHP	254,853,828	USD	4,949,868	Standard Chartered Bank	07/26/19	19,680
PLN	4,855,000	USD	1,300,981	BNP Paribas SA	07/26/19	245
PLN	8,729,520	USD	2,338,841	Morgan Stanley &Co. International plc	07/26/19	824
PLN	596,087	USD	158,354	Natwest Markets plc	07/26/19	1,408
RUB	414,832,909	USD	6,533,368	JPMorgan Chase Bank NA	07/26/19	6,690
THB	909,808	USD	29,425	Goldman Sachs International	07/26/19	260
TRY	6,075,418	USD	1,032,514	Bank of America NA	07/26/19	2,529
TRY	6,086,379	USD	1,030,367	HSBC Bank plc	07/26/19	6,544
USD	5,188,152	CHF	5,050,069	JPMorgan Chase Bank NA	07/26/19	2,839
USD	4,314,070	CHF	4,195,450	UBS AG	07/26/19	6,263
USD	2,231,474	CNY	15,306,282	BNP Paribas SA	07/26/19	3,755

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,977,015	CNY	88,937,973	Goldman Sachs International	07/26/19	$32,732
USD	4,573,746	CNY	31,403,337	JPMorgan Chase Bank NA	07/26/19	3,215
USD	970,561	COP	3,102,882,023	Goldman Sachs International	07/26/19	6,774
USD	342,152	EUR	300,000	BNP Paribas SA	07/26/19	322
USD	4,629,721	EUR	4,056,266	HSBC Bank plc	07/26/19	7,872
USD	742,382	EUR	650,000	State Street Bank and Trust Co.	07/26/19	1,750
USD	124,716	GBP	97,900	Morgan Stanley & Co. International plc	07/26/19	234
USD	4,210,894	JPY	452,777,234	Toronto Dominion Bank	07/26/19	3,236
USD	2,558,257	KRW	2,955,042,485	Standard Chartered Bank	07/26/19	3,413
USD	1,059,310	MXN	20,284,189	Goldman Sachs International	07/26/19	6,745
USD	1,571,060	MXN	29,847,656	HSBC Bank plc	07/26/19	22,238
USD	2,043,754	MXN	39,070,044	Morgan Stanley & Co. International plc	07/26/19	16,373
USD	2,108,558	MYR	8,711,509	UBS AG	07/26/19	1,235
USD	1,657,702	TRY	9,718,695	Citibank NA	07/26/19	1,969
USD	1,788,025	TWD	55,133,738	Bank of America NA	07/26/19	5,729
ZAR	29,339,642	USD	2,059,547	Bank of America NA	07/26/19	17,139
ZAR	14,686,167	USD	1,021,981	Citibank NA	07/26/19	17,519
ZAR	15,160,360	USD	1,059,535	Goldman Sachs International	07/26/19	13,528
ZAR	29,550,974	USD	2,080,891	HSBC Bank plc	07/26/19	10,753
ZAR	12,306,313	USD	861,137	Natwest Markets plc	07/26/19	9,915
ZAR	330,000	USD	22,941	State Street Bank and Trust Co.	07/26/19	417
AUD	6,337,532	USD	4,420,553	Bank of America NA	08/02/19	33,687
AUD	7,316,024	USD	5,118,074	HSBC Bank plc	08/02/19	23,885
AUD	13,195,839	USD	9,205,559	JPMorgan Chase Bank NA	08/02/19	68,941
AUD	4,710,000	USD	3,288,114	Morgan Stanley & Co. International plc	08/02/19	22,240
JPY	402,786,724	USD	3,729,185	Bank of America NA	08/02/19	15,961
JPY	483,696,821	USD	4,492,514	HSBC Bank plc	08/02/19	4,941
JPY	549,760,442	USD	5,110,407	JPMorgan Chase Bank NA	08/02/19	1,314
USD	5,874,797	JPY	627,387,741	Citibank NA	08/02/19	41,290
USD	1,658,106	JPY	176,972,127	Goldman Sachs International	08/02/19	12,603
USD	7,568,169	JPY	809,303,953	HSBC Bank plc	08/02/19	43,190
USD	4,744,543	JPY	507,043,430	Morgan Stanley & Co. International plc	08/02/19	30,009
ARS	11,562,609	USD	222,572	BNP Paribas SA	08/22/19	29,246
UAH	4,153,622	USD	142,004	Citibank NA	09/17/19	11,763
KZT	536,404,744	USD	1,371,879	Citibank NA	09/25/19	15,880

						1,353,874

JPY	456,840,000	AUD	6,075,000	Bank of America NA	07/03/19	(27,494)
JPY	452,175,990	AUD	6,060,000	Deutsche Bank AG	07/03/19	(60,226)
USD	2,459,192	JPY	265,680,000	Goldman Sachs International	07/09/19	(6,450)
USD	586,823	JPY	63,538,130	Natwest Markets plc	07/09/19	(2,842)
USD	1,406,907	NZD	2,154,304	Citibank NA	07/09/19	(40,591)
USD	1,622,781	NZD	2,484,541	HSBC Bank plc	07/09/19	(46,607)
USD	263,178	AUD	381,139	Goldman Sachs International	07/12/19	(4,495)
USD	2,268,432	AUD	3,285,344	HSBC Bank plc	07/12/19	(38,858)
USD	2,539,511	JPY	274,348,442	Natwest Markets plc	07/12/19	(7,183)
USD	2,227,072	CNH	15,312,232	JPMorgan Chase Bank NA	07/15/19	(1,614)
USD	2,747,246	CNY	19,048,031	UBS AG	07/15/19	(25,183)
BRL	7,869,131	USD	2,045,524	Barclays Bank plc	07/26/19	(892)
BRL	3,929,231	USD	1,024,344	Citibank NA	07/26/19	(3,415)
CNY	31,388,303	USD	4,569,094	JPMorgan Chase Bank NA	07/26/19	(752)
COP	1,670,750,000	USD	521,897	Barclays Bank plc	07/26/19	(2,946)
COP	3,341,505,000	USD	1,040,967	Citibank NA	07/26/19	(3,062)
COP	1,670,750,943	USD	520,749	Deutsche Bank AG	07/26/19	(1,797)
COP	3,275,648,087	USD	1,028,784	Natwest Markets plc	07/26/19	(11,335)
EUR	11,415,000	USD	13,009,105	BNP Paribas SA	07/26/19	(2,463)
EUR	4,596,156	USD	5,245,340	Citibank NA	07/26/19	(8,322)
EUR	2,246,739	USD	2,565,345	HSBC Bank plc	07/26/19	(5,333)
HUF	5,940,000	USD	20,963	Goldman Sachs International	07/26/19	(22)
JPY	269,005,000	USD	2,502,322	BNP Paribas SA	07/26/19	(2,458)
JPY	292,160,000	USD	2,717,130	Toronto Dominion Bank	07/26/19	(2,088)
KRW	1,180,813,344	USD	1,022,526	Standard Chartered Bank	07/26/19	(1,629)
MXN	230,000	USD	12,085	Goldman Sachs International	07/26/19	(151)

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Forward Foreign Currency Exchange Contracts (continued)

	Currency Purchased		Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	19,683,637	USD	1,030,649	HSBC Bank plc	07/26/19	$(9,246)
MXN	39,610,381	USD	2,057,052	Morgan Stanley &Co. International plc	07/26/19	(1,632)
MXN	147,080,137	USD	7,740,792	State Street Bank and Trust Co.	07/26/19	(108,666)
TRY	27,890,793	USD	4,763,606	Citibank NA	07/26/19	(11,968)
TRY	3,054,054	USD	523,941	Deutsche Bank AG	07/26/19	(3,635)
TRY	8,900,994	USD	1,526,690	HSBC Bank plc	07/26/19	(10,264)
USD	41,904	AUD	60,000	State Street Bank and Trust Co.	07/26/19	(255)
USD	42,021	AUD	60,000	Westpac Banking Corp.	07/26/19	(138)
USD	4,380,306	BRL	16,942,760	Bank of America NA	07/26/19	(21,921)
USD	45,661	CAD	60,218	HSBC Bank plc	07/26/19	(350)
USD	2,025,799	CHF	1,979,994	JPMorgan Chase Bank NA	07/26/19	(7,220)
USD	3,369,690	CLP	2,304,193,793	Bank of America NA	07/26/19	(31,985)
USD	4,572,618	CNH	31,459,610	JPMorgan Chase Bank NA	07/26/19	(6,102)
USD	4,139,283	COP	13,465,251,795	BNP Paribas SA	07/26/19	(43,159)
USD	374,949	EUR	331,332	Bank of America NA	07/26/19	(2,582)
USD	25,810	EUR	22,663	BNP Paribas SA	07/26/19	(12)
USD	4,290,564	EUR	3,770,298	Goldman Sachs International	07/26/19	(5,443)
USD	18,793,986	EUR	16,590,663	HSBC Bank plc	07/26/19	(109,984)
USD	1,887,771	EUR	1,657,009	JPMorgan Chase Bank NA	07/26/19	(282)
USD	3,868,143	EUR	3,418,114	State Street Bank and Trust Co.	07/26/19	(26,573)
USD	45,338	EUR	40,000	Toronto Dominion Bank	07/26/19	(239)
USD	2,082,813	GBP	1,641,587	Goldman Sachs International	07/26/19	(4,514)
USD	2,073,537	HUF	589,475,487	BNP Paribas SA	07/26/19	(4,558)
USD	18,597,836	HUF	5,323,091,460	State Street Bank and Trust Co.	07/26/19	(167,812)
USD	2,982,644	INR	207,836,571	Standard Chartered Bank	07/26/19	(21,458)
USD	1,517,525	JPY	164,074,786	Bank of America NA	07/26/19	(7,222)
USD	1,519,246	JPY	164,074,787	HSBC Bank plc	07/26/19	(5,501)
USD	75,729	KRW	87,764,145	Barclays Bank plc	07/26/19	(150)
USD	2,602,330	KRW	3,023,646,761	Standard Chartered Bank	07/26/19	(11,828)
USD	2,003,373	MXN	38,720,196	Bank of America NA	07/26/19	(5,854)
USD	3,842,930	NZD	5,759,635	Goldman Sachs International	07/26/19	(28,601)
USD	2,963,885	NZD	4,410,149	JPMorgan Chase Bank NA	07/26/19	(544)
USD	518,561	PHP	26,695,536	Standard Chartered Bank	07/26/19	(1,991)
USD	4,638,014	PLN	17,410,410	BNP Paribas SA	07/26/19	(28,282)
USD	1,247,252	PLN	4,695,000	Natwest Markets plc	07/26/19	(11,090)
USD	1,364,578	RUB	86,643,187	JPMorgan Chase Bank NA	07/26/19	(1,397)
USD	2,055,829	TRY	12,171,740	Citibank NA	07/26/19	(17,820)
USD	2,033,957	TRY	11,984,073	HSBC Bank plc	07/26/19	(7,720)
USD	5,105,399	ZAR	73,488,193	Bank of America NA	07/26/19	(96,161)
USD	1,034,394	ZAR	14,782,288	Natwest Markets plc	07/26/19	(11,909)
JPY	275,871,699	USD	2,570,531	Citibank NA	08/02/19	(5,452)
USD	4,214,155	AUD	6,057,666	Bank of America NA	08/02/19	(43,385)
USD	120,875	AUD	174,937	BNP Paribas SA	08/02/19	(2,077)
USD	2,286,724	AUD	3,310,063	Goldman Sachs International	08/02/19	(39,705)
USD	10,037,703	AUD	14,386,475	JPMorgan Chase Bank NA	08/02/19	(73,616)
USD	85,882	AUD	123,741	Toronto Dominion Bank	08/02/19	(1,087)
USD	2,544,416	JPY	275,259,940	HSBC Bank plc	08/02/19	(14,976)

						(1,324,574)

Net Unrealized Appreciation						$29,300

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AUD Currency	Bank of America NA	07/01/19	JPY	75.45	AUD	15,000	$51,680
AUD Currency	Deutsche Bank AG	07/01/19	JPY	74.90	AUD	15,000	109,193

							160,873

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Currency Options Purchased (continued)

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
NZD Currency	Goldman Sachs International	07/05/19	JPY	69.90	NZD	14,000	$1,131
AUD Currency	NatWest Markets plc	07/10/19	JPY	73.75	AUD	10,950	9,295
USD Currency	UBS AG	07/11/19	CNH	6.87	USD	10,150	52,086
EUR Currency	BNP Paribas SA	09/27/19	USD	1.15	EUR	22,700	271,296

							333,808

							$494,681

OTC Currency Options Written

Description	Counterparty	Expiration Date		Exercise Price	Notional Amount (000)		Value
Put
AUD Currency	Bank of America NA	07/31/19	JPY	75.50	AUD	7,300	$(54,162)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	USD	30,474	$(2,360,432)	$(1,889,084)	$(471,348)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	7,482	(163,866)	(115,348)	(48,518)
ITRAXX.EUR.CROSSOVER.31.V1	5.00%	Quarterly	06/20/24	EUR	9,830	(1,285,935)	(1,083,185)	(202,750)

						$(3,810,233)	$(3,087,617)	$(722,616)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.88%	Semi-Annual	3 month LIBOR	Quarterly	06/14/24	USD	5,369	$(30,902)	$—	$(30,902)
1.82%	Semi-Annual	3 month LIBOR	Quarterly	06/20/24	USD	5,319	(17,052)	—	(17,052)
28 day MXIBTIIE	Monthly	8.96%	Monthly	12/11/28	MXN	29,700	153,902	—	153,902
3 month JIBAR	Quarterly	8.22%	Quarterly	12/21/28	ZAR	10,800	30,175	—	30,175
3 month JIBAR	Quarterly	8.20%	Quarterly	01/02/29	ZAR	5,200	14,751	—	14,751
28 day MXIBTIIE	Monthly	7.78%	Monthly	05/29/29	MXN	30,170	23,155	—	23,155
28 day MXIBTIIE	Monthly	7.57%	Monthly	06/08/29	MXN	29,523	(64)	—	(64)
1.94%	Semi-Annual	3 month LIBOR	Quarterly	06/24/29	USD	5,633	8,201	—	8,201
0.23%	Annual	6 month EURIBOR	Semi-Annual	06/25/29	EUR	1,825	(11,942)	—	(11,942)
3 month LIBOR	Quarterly	2.19%	Semi-Annual	06/24/49	USD	1,140	(4,244)	—	(4,244)
0.77%	Annual	6 month EURIBOR	Semi-Annual	06/25/49	EUR	1,653	(24,994)	—	(24,994)

							$140,986	$—	$140,986

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	4,729	$(20,936)	$35,557	$(56,493)
Republic of Turkey	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	2,221	280,961	211,927	69,034
Republic of Turkey	1.00%	Quarterly	Deutsche Bank AG	06/20/24	USD	260	32,890	35,769	(2,879)

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Turkey	1.00%	Quarterly	Deutsche Bank AG	06/20/24	USD	2,520	$318,785	$316,446	$2,339
Republic of Turkey	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,407	177,988	213,409	(35,421)
Republic of Turkey	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,174	148,471	178,017	(29,546)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,095	5,373	12,369	(6,996)
United Mexican States	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,091	5,352	10,565	(5,213)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	8,651	42,449	133,786	(91,337)

							$991,333	$1,147,845	$(156,512)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Argentine Republic	5.00%	Quarterly	Barclays Bank plc	06/20/24	B	USD	242	$(39,408)	$(50,909)	$11,501
Argentine Republic	5.00%	Quarterly	Barclays Bank plc	06/20/24	B	USD	340	(55,368)	(71,525)	16,157
Argentine Republic	5.00%	Quarterly	BNP Paribas SA	06/20/24	B	USD	336	(54,716)	(82,967)	28,251
Argentine Republic	5.00%	Quarterly	BNP Paribas SA	06/20/24	B	USD	338	(54,991)	(83,383)	28,392
Argentine Republic	5.00%	Quarterly	BNP Paribas SA	06/20/24	B	USD	334	(54,391)	(82,473)	28,082
Argentine Republic	5.00%	Quarterly	BNP Paribas SA	06/20/24	B	USD	336	(54,768)	(81,729)	26,961
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	283	(46,085)	(67,112)	21,027
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	328	(53,414)	(76,180)	22,766
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	325	(52,925)	(75,483)	22,558
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	166	(27,032)	(38,555)	11,523
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	297	(48,366)	(62,479)	14,113
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	328	(53,414)	(67,395)	13,981
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	327	(53,250)	(67,190)	13,940
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	165	(26,870)	(33,903)	7,033
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	326	(53,087)	(67,021)	13,934
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	330	(53,739)	(68,651)	14,912
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	327	(53,180)	(69,214)	16,034
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	669	(108,944)	(135,899)	26,955
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	328	(53,414)	(67,432)	14,018
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	327	(53,250)	(67,263)	14,013
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	343	(55,788)	(70,468)	14,680
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	371	(60,488)	(79,132)	18,644
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	328	(53,414)	(69,878)	16,464
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	327	(53,250)	(68,864)	15,614
Argentine Republic	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	328	(53,414)	(68,271)	14,857
Argentine Republic	5.00%	Quarterly	Standard Chartered Bank	06/20/24	B	USD	92	(14,982)	(20,693)	5,711

								$(1,341,948)	$(1,794,069)	$452,121

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1 day BZDIOVER	At Termination	7.08%	At Termination	Citibank NA	01/02/23	BRL	5,900	$27,626	$—	$27,626
1 day BZDIOVER	At Termination	7.28%	At Termination	BNP Paribas SA	01/02/23	BRL	11,125	71,683	—	71,683
1 day BZDIOVER	At Termination	8.48%	At Termination	Bank of America NA	01/02/23	BRL	6,803	138,264	—	138,264
1 day BZDIOVER	At Termination	7.39%	At Termination	Bank of America NA	01/04/27	BRL	2,700	9,356	—	9,356
1 day BZDIOVER	At Termination	8.25%	At Termination	JPMorgan Chase Bank NA	01/04/27	BRL	2,700	54,366	—	54,366

								$301,295	$—	$301,295

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month LIBOR	London Interbank Offered Rate	2.32%
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(3,087,617)	$230,184	$(811,814)	$—
OTC Swaps	1,147,845	(1,794,069)	824,789	(227,885)	—
Options Written	N/A	N/A	15,450	—	(54,162)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$1,353,874	$—	$—	$1,353,874
Options purchased
Investments at value — unaffiliated (a)	—	—	—	494,681	—	—	494,681
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (b)	—	—	—	—	230,184	—	230,184
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	1,671,339	—	—	301,295	—	1,972,634

	$—	$1,671,339	$—	$1,848,555	$531,479	$—	$4,051,373

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (b)	—	—	—	—	175,795	—	175,795
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,324,574	—	—	1,324,574
Options written
Options written at value	—	—	—	54,162	—	—	54,162
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (b)	—	722,616	—	—	89,198	—	811,814
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,021,954	—	—	—	—	2,021,954

	$—	$2,744,570	$—	$1,378,736	$264,993	$—	$4,388,299

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(684,990)	$—	$(684,990)
Forward foreign currency exchange contracts	—	—	—	(1,544,733)	—	—	(1,544,733)
Options purchased (a)	—	—	—	(633,785)	—	—	(633,785)
Options written	—	—	—	248,416	7,453	—	255,869
Swaps	—	(2,227,578)	—	—	1,645,253	—	(582,325)

	$—	$(2,227,578)	$—	$(1,930,102)	$967,716	$—	$(3,189,964)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	12,430	—	12,430
Forward foreign currency exchange contracts	—	—	—	1,021,171	—	—	1,021,171
Options purchased (b)	—	—	—	87,562	—	—	87,562
Options written	—	—	—	(16,402)	—	—	(16,402)
Swaps	—	(322,339)	—	—	(346,899)	—	(669,238)

	$—	$(322,339)	$—	$1,092,331	$(334,469)	$—	$435,523

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$13,084,641
Average notional value of contracts — short	7,173,306
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	222,643,597
Average amounts sold — in USD	191,695,070
Options:
Average value of option contracts purchased	345,442
Average value of option contracts written	27,081
Credit default swaps:
Average notional value — buy protection	71,631,431
Average notional value — sell protection	4,120,291
Interest rate swaps:
Average notional value — pays fixed rate	14,630,384
Average notional value — receives fixed rate	16,735,517

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$22,006
Forward foreign currency exchange contracts	1,353,874	1,324,574
Options (a)	494,681	54,162
Swaps — Centrally cleared	—	73,833
Swaps — OTC (b)	1,972,634	2,021,954

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,821,189	$3,496,529
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(95,839)

Total derivative assets and liabilities subject to an MNA	$3,821,189	$3,400,690

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$287,754	$(287,754)	$—	$—	$—
Barclays Bank plc	383,175	(138,631)	—	(244,544)	—
BNP Paribas SA	584,196	(470,054)	—	—	114,142
Citibank NA	654,785	(654,785)	—	—	—
Deutsche Bank AG	463,747	(68,537)	—	(395,210)	—
Goldman Sachs International	149,413	(89,381)	—	—	60,032
HSBC Bank plc	174,487	(174,487)	—	—	—
JPMorgan Chase Bank NA	620,029	(156,494)	—	(260,000)	203,535
Morgan Stanley & Co. International plc	238,664	(1,632)	—	—	237,032
NatWest Markets plc	93,972	(44,359)	—	—	49,613
Standard Chartered Bank	93,949	(57,599)	—	—	36,350
State Street Bank and Trust Co.	14,198	(14,198)	—	—	—
Toronto Dominion Bank	3,236	(3,236)	—	—	—
UBS AG	59,584	(25,183)	—	—	34,401

	$3,821,189	$(2,186,330)	$—	$(899,754)	$735,105

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$290,766	$(287,754)	$—	$—	$3,012
Barclays Bank plc	138,631	(138,631)	—	—	—
BNP Paribas SA	470,054	(470,054)	—	—	—
Citibank NA	1,502,357	(654,785)	—	(847,572)	—
Deutsche Bank AG	68,537	(68,537)	—	—	—
Goldman Sachs International	89,381	(89,381)	—	—	—
HSBC Bank plc	248,839	(174,487)	—	—	74,352
JPMorgan Chase Bank NA	156,494	(156,494)	—	—	—
Morgan Stanley & Co. International plc	1,632	(1,632)	—	—	—
NatWest Markets plc	44,359	(44,359)	—	—	—
Standard Chartered Bank	57,599	(57,599)	—	—	—
State Street Bank and Trust Co.	303,306	(14,198)	—	—	289,108
Toronto Dominion Bank	3,414	(3,236)	—	—	178
UBS AG	25,183	(25,183)	—	—	—
Westpac Banking Corp.	138	—	—	—	138

	$3,400,690	$(2,186,330)	$—	$(847,572)	$366,788

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds
Argentina	$—	$483,858	$—	$483,858
Brazil	—	3,356,939	—	3,356,939
Kazakhstan	—	4,865,791	—	4,865,791
Supranational	—	481,535	371,982	853,517
Ukraine	—	83,450	—	83,450
Foreign Agency Obligations (a)	—	6,278,127	—	6,278,127
Foreign Government Obligations (a)	—	77,385,894	—	77,385,894
Short-Term Securities:
Foreign Government Obligations (a)	—	4,437,787	—	4,437,787
Time Deposits (a)	1,430,922	—	—	1,430,922
Options Purchased:
Foreign currency exchange contracts	—	494,681	—	494,681

	$1,430,922	$97,868,062	$371,982	$99,670,966

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$523,494	$—	$523,494
Foreign currency exchange contracts	—	1,353,874	—	1,353,874
Interest rate contracts	—	531,479	—	531,479
Liabilities:
Credit contracts	—	(950,501)	—	(950,501)
Foreign currency exchange contracts	—	(1,378,736)	—	(1,378,736)
Interest rate contracts	(175,795)	(89,198)	—	(264,993)

	$(175,795)	$(9,588)	$—	$(185,383)

(a)	See above Schedule of Investments for values in each country.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 14.9%

Cayman Islands — 7.1%
ACIS CLO Ltd., Series 2014-4A, Class A, (LIBOR USD 3 Month + 1.42%), 4.00%, 05/01/26(a)(b)	USD	12,079	$12,102,453
Adams Mill CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.10%), 3.70%, 07/15/26		1,183	1,183,078
Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 3.70%, 07/15/26		5,432	5,433,083
AIMCO CLO, Series 2017-AA, Class A, (LIBOR USD 3 Month + 1.26%), 3.85%, 07/20/29(a)(b)		250	250,204
AIMCO CLO 10 Ltd., Series 2019-10A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 07/22/32(a)		7,900	6,527,912
Allegro CLO I Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.22%), 3.80%, 01/30/26		689	690,564
Series 2013-1A, Class A2R, (LIBOR USD 3 Month +1.65%), 4.23%, 01/30/26		13,550	13,569,737
Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.45%), 6.03%, 01/30/26		9,020	9,022,361
Allegro CLO II-S Ltd.(a)(b):
Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 3.67%, 10/21/28		11,500	11,488,183
Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 4.74%, 10/21/28		2,740	2,716,102
Series 2014-1RA, Class C, (LIBOR USD 3 Month + 3.00%), 5.59%, 10/21/28		7,480	7,351,122
Allegro CLO IV Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 0.00%, 01/15/30		2,330	2,330,000
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.70%), 0.00%, 01/15/30		6,210	6,210,000
Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.60%), 5.20%, 01/15/29		2,750	2,750,606
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.30%), 0.00%, 01/15/30		7,950	7,950,000
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.85%), 6.45%, 01/15/29		750	749,274
Allegro CLO VI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 3.72%, 01/17/31(a)(b)		250	248,640
ALM V Ltd.(a)(b):
Series 2012-5A, Class A1R3, (LIBOR USD 3 Month + 0.91%), 3.51%, 10/18/27		6,420	6,413,974
Series 2012-5A, Class BR3, (LIBOR USD 3 Month + 1.65%), 4.25%, 10/18/27		1,310	1,295,612

Security	Par (000)		Value

Cayman Islands (continued)
ALM VI Ltd.(a)(b):
Series 2012-6A, Class A2R3, (LIBOR USD 3 Month + 1.40%), 4.00%, 07/15/26	USD	3,364	$3,339,482
Series 2012-6A, Class CR3, (LIBOR USD 3 Month + 2.70%), 5.30%, 07/15/26		5,965	5,904,390
Series 2012-6A, Class DR3, (LIBOR USD 3 Month + 5.05%), 7.65%, 07/15/26		3,100	2,979,397
ALM VII Ltd.(a):
Series 2012-7A, Class A1A2, (LIBOR USD 3 Month + 1.17%), 0.00%, 07/15/29(b)		17,750	17,750,000
Series 2012-7A, Class A1R, (LIBOR USD 3 Month + 1.48%), 4.08%, 10/15/28(b)		12,430	12,442,266
Series 2012-7A, Class SUB, 0.00%, 10/15/2116(c)		17,700	7,808,567
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 4.01%, 10/15/28(a)(b)		4,060	4,058,664
ALM VIII Ltd.(a)(b):
Series 2013-8A, Class A1R, (LIBOR USD 3 Month + 1.49%), 4.09%, 10/15/28		18,565	18,562,334
Series 2013-8A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.40%, 10/15/28		400	399,454
ALM XII Ltd.(a)(b):
Series 2015-12A, Class A1R2, (LIBOR USD 3 Month + 0.89%), 3.49%, 04/16/27		21,640	21,594,794
Series 2015-12A, Class BR2, (LIBOR USD 3 Month + 1.65%), 4.25%, 04/16/27		4,957	4,926,200
Series 2015-12A, Class C1R2, (LIBOR USD 3 Month + 2.65%), 5.25%, 04/16/27		4,100	4,100,107
Series 2015-12A, Class C2R2, (LIBOR USD 3 Month + 2.65%), 5.25%, 04/16/27		1,450	1,376,325
ALM XVI Ltd.(a)(b):
Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 4.10%, 07/15/27		8,949	8,920,153
Series 2015-16A, Class BR2, (LIBOR USD 3 Month + 1.90%), 4.50%, 07/15/27		4,371	4,302,299
Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 5.30%, 07/15/27		7,500	7,452,103
Series 2015-16A, Class DR2, (LIBOR USD 3 Month + 5.10%), 7.70%, 07/15/27		1,160	1,115,143
ALM XVIII Ltd., Series 2016-18A, Class A2R, (LIBOR USD 3 Month + 1.65%), 4.25%, 01/15/28(a)(b)		1,880	1,880,192
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (LIBOR USD 3 Month + 2.80%), 5.40%, 10/15/28(a)(b)		890	889,508
AMMC CLO 20 Ltd., Series 2017-20A, Class E, (LIBOR USD 3 Month + 5.81%), 8.40%, 04/17/29(a)(b)		750	714,046

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 3.83%, 11/02/30(a)(b)	USD	1,720	$1,716,703
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.75%, 11/10/30(a)(b)		1,675	1,667,793
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (LIBOR USD 3 Month + 1.26%), 3.84%, 07/24/29(a)(b)		2,500	2,512,605
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (LIBOR USD 3 Month + 1.25%), 3.83%, 07/25/29(a)(b)		10,125	10,134,494
Anchorage Capital CLO 1-R Ltd., Series 2018-1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 3.59%, 04/13/31(a)(b)		6,650	6,592,689
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.63%, 01/28/31		2,950	2,930,626
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 4.08%, 01/28/31		5,550	5,491,303
Series 2014-3RA, Class D, (LIBOR USD 3 Month + 2.60%), 5.18%, 01/28/31		1,050	1,003,863
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 3.63%, 01/28/31(a)(b)		6,580	6,535,227
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 4.05%, 01/15/30		15,535	15,315,223
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 4.45%, 01/15/30		3,700	3,593,794
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 3.87%, 07/15/30		5,250	5,239,505
Series 2015-6A, Class DR, (LIBOR USD 3 Month + 3.55%), 6.15%, 07/15/30		2,660	2,633,429
Anchorage Capital CLO 7 Ltd.(a)(b):
Series 2015-7A, Class AR, (LIBOR USD 3 Month + 0.96%), 3.56%, 10/15/27		39,870	39,809,218
Series 2015-7A, Class B1R, (LIBOR USD 3 Month + 1.30%), 3.90%, 10/15/27		1,500	1,492,892
Series 2015-7A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.30%, 10/15/27		5,047	4,992,055
Series 2015-7A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.30%, 10/15/27		4,335	4,296,863
Series 2015-7A, Class ER, (LIBOR USD 3 Month + 5.60%), 8.20%, 10/15/27		2,250	2,245,901
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class AR, (LIBOR USD 3 Month + 1.00%), 3.58%, 07/28/28		7,600	7,585,036
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.18%, 07/28/28		7,480	7,429,303

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-8A, Class CR, (LIBOR USD 3 Month + 2.10%), 4.68%, 07/28/28	USD	17,190	$16,969,836
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.58%, 07/28/28		5,650	5,556,386
Series 2016-8A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.33%, 07/28/28		7,970	7,934,196
Anchorage Capital CLO 9 Ltd.(a)(b):
Series 2016-9A, Class C, (LIBOR USD 3 Month + 2.80%), 5.40%, 01/15/29		6,415	6,418,501
Series 2016-9A, Class D, (LIBOR USD 3 Month + 4.00%), 6.60%, 01/15/29		1,860	1,858,173
Series 2016-9A, Class E, (LIBOR USD 3 Month + 7.25%), 9.85%, 01/15/29		1,910	1,889,691
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.85%, 10/13/30		2,910	2,898,777
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 2.15%), 4.75%, 10/13/30		1,160	1,148,119
Series 2013-1A, Class CR, (LIBOR USD 3 Month + 3.20%), 5.80%, 10/13/30		1,333	1,322,964
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 6.80%), 9.40%, 10/13/30		3,210	3,202,771
Apidos CLO XI, Series 2012-11A, Class AR, (LIBOR USD 3 Month + 1.44%), 4.03%, 01/17/28(a)(b)		1,160	1,159,771
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 3.60%, 04/20/31(a)(b)		4,630	4,576,988
Apidos CLO XVI, Series 2013-16A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.59%, 01/19/25(a)(b)		2,775	2,777,441
Apidos CLO XVIII, Series 2018-18A, Class A1, (LIBOR USD 3 Month + 1.14%), 3.73%, 10/22/30(a)(b)		250	249,067
Apidos CLO XXI, Series 2015-21A, Class CR, (LIBOR USD 3 Month + 2.45%), 5.05%, 07/18/27(a)(b)		500	477,067
Apidos CLO XXII(a)(b):
Series 2015-22A, Class C, (LIBOR USD 3 Month + 3.80%), 6.39%, 10/20/27		1,500	1,499,706
Series 2015-22A, Class D, (LIBOR USD 3 Month + 6.00%), 8.59%, 10/20/27		2,870	2,870,045
Apidos CLO XXIII, Series 2015-23A, Class D2, (LIBOR USD 3 Month + 5.95%), 8.55%, 01/15/27(a)(b)		3,752	3,735,384
Apidos CLO XXIX, Series 2018-29A, Class D, (LIBOR USD 3 Month + 5.25%), 7.83%, 07/25/30(a)(b)		1,860	1,713,267
Apres Static CLO Ltd.(a)(b):
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.65%), 6.26%, 01/15/27		6,000	5,999,551

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2019-1A, Class D, (LIBOR USD 3 Month + 6.65%), 9.26%, 01/15/27	USD	1,500	$1,499,786
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 12/15/27(a)(b)		9,740	9,733,263
Arbor Realty Commercial Real Estate Notes Ltd., Series 2017-FL2, Class A, (LIBOR USD 1 Month + 0.99%), 3.38%, 08/15/27(a)(b)		4,410	4,408,722
Ares XLI CLO Ltd., Series 2016-41A, Class D, (LIBOR USD 3 Month + 4.20%), 6.80%, 01/15/29(a)(b)		1,400	1,403,962
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (LIBOR USD 3 Month + 6.55%), 9.15%, 10/15/29(a)(b)		550	551,860
Ares XLV CLO Ltd., Series 2017-45A, Class C, (LIBOR USD 3 Month + 2.05%), 4.65%, 10/15/30(a)(b)		1,125	1,099,835
Ares XXIX CLO Ltd.(a)(b):
Series 2014-1A, Class A1R, (LIBOR USD 3 Month +1.19%), 3.78%, 04/17/26		614	615,252
Series 2014-1A, Class BR, (LIBOR USD 3 Month + 2.30%), 4.89%, 04/17/26		4,700	4,695,909
Ares XXXIV CLO Ltd., Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.08%, 07/29/26(a)(b)		585	584,547
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/15/30		1,500	1,497,991
Series 2015-4A, Class DR, (LIBOR USD 3 Month + 6.15%), 8.75%, 10/15/30		2,440	2,387,137
ASSURANT CLO I Ltd., Series 2017- 1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/20/29(a)(b)		960	956,662
ASSURANT CLO III Ltd., Series 2018- 2A, Class C, (LIBOR USD 3 Month + 2.25%), 4.84%, 10/20/31(a)(b)		1,130	1,107,852
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(a)(c)		13,300	4,205,287
Atrium XII(a)(b):
Series 12A, Class AR, (LIBOR USD 3 Month + 0.83%), 3.42%, 04/22/27		6,765	6,749,794
Series 12A, Class CR, (LIBOR USD 3 Month + 1.65%), 4.24%, 04/22/27		4,365	4,321,532
Atrium XIII, Series 13A, Class E, (LIBOR USD 3 Month + 6.05%), 8.64%, 11/21/30(a)(b)		936	905,232
Avery Point IV CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 3.68%, 04/25/26		9,472	9,479,766
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 6.08%, 04/25/26		3,750	3,749,937
Avery Point V CLO Ltd.(a)(b):
Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 3.57%, 07/17/26		5,244	5,246,261

Security	Par (000)		Value

Cayman Islands (continued)
Series 2014-5A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.09%, 07/17/26	USD	1,730	$1,723,121
Avery Point VI CLO Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.62%, 08/05/27		20,200	20,179,899
Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.07%, 08/05/27		9,070	9,006,025
Avery Point VII CLO Ltd., Series 2015- 7A, Class AR, (LIBOR USD 3 Month + 1.14%), 3.45%, 01/15/28(a)(b)		15,000	15,000,000
Babson CLO Ltd.(a)(b):
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/20/30		3,750	3,737,609
Series 2015-IA, Class BR, (LIBOR USD 3 Month + 1.40%), 3.99%, 01/20/31		250	244,446
Bain Capital Credit CLO, Series 2018- 2A, Class A1, (LIBOR USD 3 Month + 1.08%), 3.67%, 07/19/31(a)(b)		5,210	5,165,815
Ballyrock CLO Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.35%), 3.95%, 10/15/28		25,250	25,253,750
Series 2016-1A, Class B1R, (LIBOR USD 3 Month + 1.65%), 4.25%, 10/15/28		18,000	18,000,614
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.40%), 5.00%, 10/15/28		5,750	5,747,074
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.50%), 6.10%, 10/15/28		9,050	9,051,483
Barings CLO Ltd., Series 2018-3A, Class A1, (LIBOR USD 3 Month + 0.95%), 3.54%, 07/20/29(a)(b)		2,210	2,197,173
Battalion CLO VII Ltd.(a)(b):
Series 2014-7A, Class A1RR, (LIBOR USD 3 Month + 1.04%), 3.63%, 07/17/28		1,870	1,864,592
Series 2014-7A, Class BRR, (LIBOR USD 3 Month + 2.50%), 5.09%, 07/17/28		11,862	11,849,440
Battalion CLO X Ltd.(a)(b):
Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.78%, 01/24/29		37,000	37,011,241
Series 2016-10A, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.33%, 01/24/29		22,300	22,301,690
Series 2016-10A, Class CR, (LIBOR USD 3 Month + 3.45%), 5.98%, 01/24/29		5,000	5,001,576
Series 2016-10A, Class DR, (LIBOR USD 3 Month + 6.65%), 9.18%, 01/24/29		2,500	2,470,688
Battalion CLO XI Ltd., Series 2017-11A, Class E, (LIBOR USD 3 Month + 5.98%), 8.56%, 10/24/29(a)(b)		2,420	2,309,266
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 3.79%, 12/15/35(a)(b)		12,520	12,547,448

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Bean Creek CLO Ltd., Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.34%, 04/20/31(a)(b)	USD	370	$338,292
Benefit Street Partners CLO II Ltd.(a)(b):
Series 2013-IIA, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.35%, 07/15/29		18,935	18,897,476
Series 2013-IIA, Class CR, (LIBOR USD 3 Month + 3.70%), 6.30%, 07/15/29		1,500	1,500,665
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.84%, 07/20/29(a)(b)		250	251,182
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 3.84%, 01/20/29		25,180	25,240,508
Series 2014-IVA, Class A2RR, (LIBOR USD 3 Month + 1.75%), 4.34%, 01/20/29		2,500	2,499,785
Benefit Street Partners CLO VI Ltd.(a)(b):
Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 3.84%, 10/18/29		19,287	19,250,387
Series 2015-VIA, Class A2R, (LIBOR USD 3 Month + 1.72%), 4.32%, 10/18/29		3,868	3,852,676
Series 2015-VIA, Class BR, (LIBOR USD 3 Month + 2.40%), 5.00%, 10/18/29		2,750	2,746,831
Series 2015-VIA, Class CR, (LIBOR USD 3 Month + 3.45%), 6.05%, 10/18/29		2,640	2,641,912
Benefit Street Partners CLO VII Ltd.(a)(b):
Series 2015-VIIA, Class A1AR, (LIBOR USD 3 Month + 0.78%), 3.38%, 07/18/27		4,980	4,964,691
Series 2015-VIIA, Class D, (LIBOR USD 3 Month + 5.35%), 7.95%, 07/18/27		7,930	7,902,480
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 3.69%, 01/20/31(a)(b)		3,140	3,118,215
Benefit Street Partners CLO X Ltd.(a)(b):
Series 2016-10A, Class A1, (LIBOR USD 3 Month + 1.49%), 4.09%, 01/15/29		750	750,468
Series 2016-10A, Class B, (LIBOR USD 3 Month + 2.80%), 5.40%, 01/15/29		3,442	3,440,036
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (LIBOR USD 3 Month + 6.41%), 9.01%, 10/15/30(a)(b)		1,055	1,028,464
Black Diamond CLO Ltd., Series 2014-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.74%, 10/17/26(a)(b)		1,856	1,858,371
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.82%, 01/20/29		13,443	13,451,445
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.77%, 10/22/30		9,405	9,395,542

Security	Par (000)		Value

Cayman Islands (continued)
Series 2015-1A, Class C, (LIBOR USD 3 Month + 3.75%), 6.35%, 04/13/27	USD	2,670	$2,674,407
Series 2015-1A, Class D, (LIBOR USD 3 Month + 5.45%), 8.05%, 04/13/27		3,611	3,597,012
Series 2015-3A, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.59%, 04/20/31		1,470	1,460,229
Series 2016-2A, Class D, (LIBOR USD 3 Month + 7.00%), 9.52%, 08/20/28		750	747,427
Bristol Park CLO Ltd., Series 2016-1A, Class E, (LIBOR USD 3 Month + 7.25%), 9.85%, 04/15/29(a)(b)		750	752,392
Burnham Park CLO Ltd., Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.40%), 7.99%, 10/20/29(a)(b)		750	709,502
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 0.97%), 3.56%, 04/17/31		5,730	5,649,899
Series 2014-3RA, Class A1A, (LIBOR USD 3 Month + 1.05%), 3.63%, 07/27/31		1,540	1,527,873
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.09%, 04/20/27		1,236	1,230,579
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 4.59%, 04/20/27		5,606	5,611,455
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.59%, 04/20/27		2,475	2,478,538
Series 2015-1A, Class E1, (LIBOR USD 3 Month + 5.30%), 7.89%, 04/20/27		2,265	2,264,847
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.83%, 04/27/27		750	738,567
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 4.35%), 6.93%, 04/27/27		1,250	1,213,508
Series 2015-3A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.18%, 07/28/28		7,120	7,117,104
Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 11.09%, 07/20/32		1,351	1,290,437
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 7.79%, 04/20/27		2,100	2,022,308
Series 2016-2A, Class D2R, (LIBOR USD 3 Month + 5.17%), 7.77%, 07/15/27		750	707,723
Series 2016-3A, Class D, (LIBOR USD 3 Month + 7.00%), 9.59%, 10/20/29		750	752,184
Carlyle US CLO Ltd.(a)(b):
Series 2016-4A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.39%, 10/20/27		3,250	3,134,245
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.18%), 3.78%, 01/15/30		4,750	4,735,917

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.84%, 07/20/30	USD	6,700	$6,684,426
Series 2017-2A, Class B1, (LIBOR USD 3 Month + 1.75%), 4.34%, 10/17/29		2,595	2,590,133
Series 2017-3A, Class B1, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/17/29		450	446,558
Series 2017-3A, Class E1, (LIBOR USD 3 Month + 6.50%), 9.09%, 10/17/29		1,530	1,483,096
Series 2018-6A, Class A, (LIBOR USD 3 Month + 0.94%), 3.54%, 07/15/31		1,110	1,107,877
Series 2018-6A, Class B1, (LIBOR USD 3 Month + 1.50%), 4.10%, 07/15/31		1,860	1,829,816
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 3.68%, 06/09/30		1,734	1,732,653
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.20%, 06/09/30		4,900	4,886,577
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 3.82%, 07/23/30(a)(b)		1,500	1,499,685
Cedar Funding IX CLO Ltd.(a)(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 3.57%, 04/20/31		3,390	3,359,976
Series 2018-9A, Class E, (LIBOR USD 3 Month + 5.35%), 7.94%, 04/20/31		1,670	1,536,429
Cedar Funding VI CLO Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 3.68%, 10/20/28		17,830	17,819,780
Series 2016-6A, Class DR, (LIBOR USD 3 Month + 3.00%), 5.59%, 10/20/28		3,800	3,719,255
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 5.90%), 8.49%, 10/20/28		3,300	3,130,690
Cedar Funding VII CLO Ltd., Series 2018-7A, Class E, (LIBOR USD 3 Month + 4.55%), 7.14%, 01/20/31(a)(b)		2,963	2,573,617
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/17/30		30,739	30,714,234
Series 2017-8A, Class B, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/17/30		1,920	1,903,118
Series 2017-8A, Class C, (LIBOR USD 3 Month + 2.25%), 4.84%, 10/17/30		250	245,021
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 5.84%, 10/17/30		250	246,897
Cent CLO 17 Ltd., Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 3.61%, 04/30/31(a)(b)		9,600	9,495,686

Security	Par (000)		Value

Cayman Islands (continued)
Cent CLO 24 Ltd., Series 2015-24A, Class A1R, (LIBOR USD 3 Month + 1.07%), 3.67%, 10/15/26(a)(b)	USD	15,620	$15,622,598
CIFC Funding Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.35%, 07/16/30		500	498,527
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 3.81%, 10/18/30		10,950	10,925,816
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.10%), 3.70%, 01/18/31		630	622,937
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 3.72%, 10/17/30		1,000	998,369
Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.78%), 3.38%, 04/15/27		3,530	3,524,649
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.70%), 4.30%, 04/15/27		5,675	5,622,585
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.75%), 9.34%, 10/21/28		3,310	3,311,343
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 4.29%, 04/23/29		2,120	2,115,256
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.45%), 5.04%, 04/23/29		9,270	9,267,852
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.24%), 3.83%, 04/20/30		7,750	7,748,735
Clear Creek CLO, Series 2015-1A, Class ER, (LIBOR USD 3 Month + 6.30%), 8.89%, 10/20/30(a)(b)		1,375	1,356,165
Cumberland Park CLO Ltd.(a)(b):
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 4.39%, 07/20/28		1,470	1,438,682
Series 2015-2A, Class ER, (LIBOR USD 3 Month + 5.65%), 8.24%, 07/20/28		834	825,206
Cutwater Ltd., Series 2014-1A, Class A1AR, (LIBOR USD 3 Month + 1.25%), 3.85%, 07/15/26(a)(b)		4,001	4,001,455
CVP Cascade CLO-1 Ltd., Series 2013- CLO1, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.75%, 01/16/26(a)(b)		322	322,016
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 3.77%, 10/20/30		1,250	1,243,133
Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.35%), 8.94%, 10/20/30		500	481,722
Dewolf Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.20%), 8.80%, 10/15/30(a)(b)		1,000	985,389
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 3.72%, 01/15/31(a)(b)		15,459	15,455,645
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (LIBOR USD 3 Month + 1.02%), 3.62%, 04/15/31(a)(b)		1,415	1,406,666

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Dryden Senior Loan Fund, Series 2017- 47A, Class E, (LIBOR USD 3 Month + 6.20%), 8.80%, 04/15/28(a)(b)	USD	500	$489,026
Dryden XXV Senior Loan Fund(a)(b):
Series 2012-25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 3.50%, 10/15/27		19,920	19,877,849
Series 2012-25A, Class CRR, (LIBOR USD 3 Month + 1.85%), 4.45%, 10/15/27		1,500	1,488,538
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.50%, 04/15/29(a)(b)		1,470	1,460,386
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 3.72%, 08/15/30(a)(b)		23,925	23,863,738
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 3.52%, 01/17/29		11,970	11,970,000
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.75%), 4.10%, 01/17/29		1,000	1,000,000
Elmwood CLO I Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.35%), 3.96%, 04/20/30(a)(b)		7,250	7,250,626
Emerson Park CLO Ltd.(a)(b):
Series 2013-1A, Class B1R, (LIBOR USD 3 Month + 1.45%), 4.05%, 07/15/25		1,000	999,223
Series 2013-1A, Class DR, (LIBOR USD 3 Month + 3.40%), 6.00%, 07/15/25		1,859	1,857,386
Flatiron CLO Ltd.(a)(b):
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 4.24%, 01/17/26		3,990	3,989,929
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.49%, 04/15/27		5,030	5,031,879
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.90%), 4.50%, 04/15/27		3,025	3,010,807
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.80%, 10/15/30(a)(b)		1,795	1,787,626
Galaxy XXIX CLO Ltd.(a)(b):
Series 2018-29A, Class B, (LIBOR USD 3 Month + 1.40%), 3.92%, 11/15/26		250	248,416
Series 2018-29A, Class C, (LIBOR USD 3 Month + 1.68%), 4.20%, 11/15/26		4,650	4,612,014
Series 2018-29A, Class D, (LIBOR USD 3 Month + 2.40%), 4.92%, 11/15/26		6,420	6,324,171
Gilbert Park CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.40%), 9.00%, 10/15/30(a)(b)		1,500	1,488,070
GLG Ore Hill CLO Ltd., Series 2013-1A, Class A, (LIBOR USD 3 Month + 1.12%), 3.72%, 07/15/25(a)(b)		181	180,645

Security	Par (000)		Value

Cayman Islands (continued)
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 3.69%, 10/29/29	USD	6,130	$6,120,559
Series 2014-9A, Class ER2, (LIBOR USD 3 Month + 5.66%), 8.24%, 10/29/29		2,250	2,192,802
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 3.67%, 01/18/31(a)(b)		1,001	993,999
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (LIBOR USD 1 Month + 1.55%), 3.94%, 03/15/27(a)(b)		2,870	2,861,326
Halcyon Loan Advisors Funding Ltd.(a)(b):
Series 2013-2A, Class A, (LIBOR USD 3 Month + 1.20%), 3.78%, 08/01/25		701	700,959
Series 2013-2A, Class C, (LIBOR USD 3 Month + 2.70%), 5.28%, 08/01/25		250	252,073
Series 2014-3A, Class B1R, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/22/25		2,220	2,221,232
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class A1B, (LIBOR USD 3 Month + 1.25%), 3.85%, 07/18/31		930	928,432
Series 12A-18, Class D, (LIBOR USD 3 Month + 5.15%), 7.75%, 07/18/31		1,860	1,691,922
Series 2013-2A, Class DR, (LIBOR USD 3 Month + 6.60%), 9.19%, 10/20/29		500	494,007
Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 3.57%, 02/05/31		8,145	8,073,111
Series 7A-2015, Class BR, (LIBOR USD 3 Month + 1.18%), 3.70%, 03/15/27		580	570,050
Series 7A-2015, Class CR, (LIBOR USD 3 Month + 1.70%), 4.22%, 03/15/27		1,670	1,642,400
Series 7A-2015, Class DR, (LIBOR USD 3 Month + 2.40%), 4.92%, 03/15/27		1,160	1,126,717
Series 7A-2015, Class ER, (LIBOR USD 3 Month + 5.00%), 7.52%, 03/15/27		740	710,334
HPS Loan Management Ltd.(a)(b):
Series 10A-16, Class C, (LIBOR USD 3 Month + 3.65%), 6.24%, 01/20/28		1,250	1,248,757
Series 10A-16, Class D, (LIBOR USD 3 Month + 6.50%), 9.09%, 01/20/28		4,000	3,924,853
Series 14A-19, Class A1, (LIBOR USD 3 Month + 1.27%), 3.54%, 07/25/30		1,000	1,000,000
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 3.73%, 10/19/28(a)(b)		4,550	4,545,283

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Kayne CLO II Ltd., Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.24%), 3.84%, 10/15/31(a)(b)	USD	6,400	$6,384,095
KKR CLO Ltd.(a)(b):
Series 16, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.69%, 01/20/29		7,200	7,199,961
Series 16, Class A2R, (LIBOR USD 3 Month + 1.80%), 4.24%, 01/20/29		5,700	5,698,785
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 3.66%, 01/20/31(a)(b)		13,480	13,407,038
LCM XVIII LP, Series 18A, Class INC, 0.00%, 04/20/31(a)(c)		2,122	1,190,769
LCM XX LP(a)(b):
Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.63%, 10/20/27		8,350	8,349,159
Series 20A, Class BR, (LIBOR USD 3 Month + 1.55%), 4.14%, 10/20/27		2,000	1,986,100
LCM XXI LP(a)(b):
Series 21A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.47%, 04/20/28		3,670	3,653,763
Series 21A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.34%, 04/20/28		1,470	1,459,868
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 3.90%, 03/20/30(a)(b)		1,350	1,352,615
Limerock CLO III LLC(a)(b):
Series 2014-3A, Class A1R, (LIBOR USD 3 Month + 1.20%), 3.79%, 10/20/26		4,778	4,777,155
Series 2014-3A, Class C, (LIBOR USD 3 Month + 3.60%), 6.19%, 10/20/26		8,490	8,232,350
LoanCore Issuer Ltd., Series 2018- CRE1, Class A, (LIBOR USD 1 Month + 1.13%), 3.52%, 05/15/28(a)(b)		20,720	20,719,957
Madison Park Funding X Ltd.:
Series 2012-10A, Class AR2, (LIBOR USD 3 Month + 1.22%), 3.66%, 01/20/29(a)(b)		9,500	9,500,298
Series 2012-10A, Class BR2, (LIBOR USD 3 Month + 1.80%), 4.24%, 01/20/29(a)(b)		31,600	31,594,650
Series 2012-10A, Class CR2, (LIBOR USD 3 Month + 2.35%), 4.79%, 01/20/29(a)(b)		32,060	32,040,841
Series 2012-10A, Class DR2, (LIBOR USD 3 Month + 3.25%), 5.69%, 01/20/29(a)(b)		1,600	1,586,291
Series 2012-10A, Class ER2, (LIBOR USD 3 Month + 6.40%), 8.84%, 01/20/29(a)(b)		5,250	5,250,281
Series 2012-10X, Class SUB, 0.00%, 01/20/29(c)		2,750	1,921,279
Madison Park Funding XI Ltd.(a)(b):
Series 2013-11A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.75%, 07/23/29		10,237	10,238,107

Security	Par (000)		Value

Cayman Islands (continued)
Series 2013-11A, Class ER, (LIBOR USD 3 Month + 6.45%), 9.04%, 07/23/29	USD	1,070	$1,051,726
Madison Park Funding XII Ltd., Series 2014-12A, Class E, (LIBOR USD 3 Month + 5.10%), 7.69%, 07/20/26(a)(b)		1,140	1,138,100
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 3.54%, 04/19/30(a)(b)		9,230	9,198,228
Madison Park Funding XIX Ltd.(a)(b):
Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.75%, 01/22/28		2,000	2,000,554
Series 2015-19A, Class A2R, (LIBOR USD 3 Month + 1.75%), 4.25%, 01/22/28		5,000	5,000,425
Madison Park Funding XV Ltd., Series 2014-15A, Class CR, (LIBOR USD 3 Month + 3.45%), 6.03%, 01/27/26(a)(b)		1,160	1,159,801
Madison Park Funding XVI Ltd.(a)(b):
Series 2015-16A, Class A1R, (LIBOR USD 3 Month + 1.33%), 3.92%, 04/20/26		4,240	4,244,146
Series 2015-16A, Class A2R, (LIBOR USD 3 Month + 1.90%), 4.49%, 04/20/26		500	500,248
Series 2015-16A, Class C, (LIBOR USD 3 Month + 3.70%), 6.29%, 04/20/26		1,200	1,202,475
Series 2015-16A, Class D, (LIBOR USD 3 Month + 5.50%), 8.09%, 04/20/26		4,030	4,030,057
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/21/30(a)(b)		17,320	17,287,336
Madison Park Funding XXI Ltd., Series 2016-21A, Class A1, (LIBOR USD 3 Month + 1.53%), 4.11%, 07/25/29(a)(b)		5,090	5,089,228
Madison Park Funding XXIII Ltd.(a)(b):
Series 2017-23A, Class A, (LIBOR USD 3 Month + 1.21%), 3.79%, 07/27/30		4,500	4,496,344
Series 2017-23A, Class E, (LIBOR USD 3 Month + 6.25%), 8.83%, 07/27/30		1,000	989,126
Madison Park Funding XXV Ltd., Series 2017-25A, Class D, (LIBOR USD 3 Month + 6.10%), 8.68%, 04/25/29(a)(b)		1,500	1,458,319
Madison Park Funding XXVI Ltd.,
Series 2017-26A, Class ER, (LIBOR USD 3 Month + 6.50%), 9.08%, 07/29/30(a)(b)		525	515,976
Madison Park Funding XXX Ltd.(b):
Series 2018-30A, Class D, (LIBOR USD 3 Month + 2.50%), 5.10%, 04/15/29(a)		1,750	1,694,662
Series 2018-30A, Class E, (LIBOR USD 3 Month + 4.95%), 7.55%, 04/15/29(a)		2,050	2,001,092
Series 2018-30X, Class E, (LIBOR USD 3 Month + 4.95%), 7.55%, 04/15/29		1,000	976,142

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class SUB, 0.00%, 04/25/48(a)(c)	USD	12,450	$11,110,330
Marathon CLO VII Ltd., Series 2014-7A, Class A1R, (LIBOR USD 3 Month + 1.32%), 3.90%, 10/28/25(a)(b)		729	729,185
Marathon CRE Ltd., Series 2018-FL1, Class A, (LIBOR USD 1 Month + 1.15%), 3.54%, 06/15/28(a)(b)		4,790	4,789,991
Mariner CLO LLC(a)(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 2.50%), 5.09%, 04/20/29		5,500	5,472,449
Series 2016-3A, Class DR, (LIBOR USD 3 Month + 3.80%), 6.39%, 07/23/29		1,500	1,503,834
Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 3.80%, 10/26/29		2,310	2,304,377
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (LIBOR USD 3 Month + 0.97%), 3.56%, 04/21/31(a)(b)		9,380	9,236,697
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (LIBOR USD 3 Month + 1.60%), 4.19%, 07/20/24(a)(b)		12,080	12,082,567
Mountain Hawk III CLO Ltd., Series 2014-3A, Class AR, (LIBOR USD 3 Month + 1.20%), 3.80%, 04/18/25(a)(b)		30,584	30,642,611
MP CLO VII Ltd., Series 2015-1A, Class ARR, (LIBOR USD 3 Month + 1.08%), 3.68%, 10/18/28(a)(b)		6,005	5,968,622
MP CLO VIII Ltd., Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.42%), 4.00%, 10/28/27(a)(b)		11,750	11,637,225
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class DR, (LIBOR USD 3 Month + 3.65%), 6.24%, 04/22/29(a)(b)		1,432	1,426,701
Neuberger Berman CLO XVI-S Ltd.(a)(b):
Series 2017-16SA, Class A, (LIBOR USD 3 Month + 0.85%), 3.45%, 01/15/28		2,220	2,211,905
Series 2017-16SA, Class D, (LIBOR USD 3 Month + 2.50%), 5.10%, 01/15/28		1,650	1,611,563
Neuberger Berman CLO XX Ltd.(a)(b):
Series 2015-20A, Class AR, (LIBOR USD 3 Month + 0.80%), 3.40%, 01/15/28		1,311	1,303,570
Series 2015-20A, Class DR, (LIBOR USD 3 Month + 2.40%), 5.00%, 01/15/28		1,750	1,716,936
Series 2015-20A, Class ER, (LIBOR USD 3 Month + 5.00%), 7.60%, 01/15/28		3,663	3,507,758
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 3.77%, 10/18/30(a)(b)		9,050	9,048,422
Oaktree CLO Ltd.(a)(b):
Series 2014-2A, Class A1AR, (LIBOR USD 3 Month + 1.22%), 3.81%, 10/20/26		619	619,668
Series 2014-2A, Class A2AR, (LIBOR USD 3 Month + 1.65%), 4.24%, 10/20/26		11,840	11,840,841

Security	Par (000)		Value

Cayman Islands (continued)
Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 0.87%), 3.46%, 10/20/27	USD	10,390	$10,382,948
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 5.20%), 7.79%, 10/20/27		2,000	1,971,411
OCP CLO Ltd.(a)(b):
Series 2014-5A, Class A1R, (LIBOR USD 3 Month + 1.08%), 3.67%, 04/26/31		1,410	1,397,381
Series 2015-8A, Class A1R, (LIBOR USD 3 Month + 0.85%), 3.44%, 04/17/27		6,229	6,222,088
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 4.44%, 10/26/27		1,750	1,741,287
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 3.72%, 10/18/28		7,793	7,783,919
Series 2016-12A, Class A2R, (LIBOR USD 3 Month + 1.60%), 4.20%, 10/18/28		1,500	1,484,518
Series 2016-12A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.60%, 10/18/28		3,160	3,104,265
Series 2017-13A, Class D, (LIBOR USD 3 Month + 6.63%), 9.23%, 07/15/30		3,080	3,034,718
Octagon Investment Partners 30 Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.20%), 8.79%, 03/17/30(a)(b)		500	496,757
Octagon Investment Partners 31 LLC, Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.30%), 8.89%, 07/20/30(a)(b)		1,000	984,585
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.19%), 3.78%, 01/20/31(a)(b)		1,625	1,619,994
Octagon Investment Partners Ltd., Series 2018-18A, Class A1A, (LIBOR USD 3 Month + 0.96%), 3.56%, 04/16/31(a)(b)		14,800	14,639,214
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 3.58%, 01/25/31(a)(b)		20,165	19,944,913
Octagon Investment Partners XXIII Ltd.(a)(b):
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 4.45%, 07/15/27		1,470	1,455,627
Series 2015-1A, Class ER, (LIBOR USD 3 Month + 5.75%), 8.35%, 07/15/27		3,130	3,105,608
OFSI Fund VI Ltd.(a)(b):
Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 3.73%, 03/20/25		19,506	19,460,992
Series 2014-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.10%, 03/20/25		10,400	10,214,672
Series 2014-6A, Class CR, (LIBOR USD 3 Month + 2.50%), 5.10%, 03/20/25		7,830	7,822,314

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 3.50%, 10/18/26(a)(b)	USD	2,214	$2,211,867
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1R, (LIBOR USD 3 Month + 1.01%), 3.60%, 10/20/25(a)(b)		408	408,797
OHA Credit Partners XIII Ltd., Series 2016-13A, Class E, (LIBOR USD 3 Month + 7.15%), 9.74%, 01/21/30(a)(b)		740	741,351
OHA Loan Funding Ltd.(a)(b):
Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 3.56%, 05/23/31		10,470	10,379,078
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.41%), 3.93%, 08/15/29		2,050	2,055,338
Series 2016-1A, Class B1, (LIBOR USD 3 Month + 1.80%), 4.39%, 01/20/28		1,157	1,156,776
Series 2016-1A, Class C, (LIBOR USD 3 Month + 2.55%), 5.14%, 01/20/28		11,605	11,608,759
Series 2016-1A, Class D, (LIBOR USD 3 Month + 3.75%), 6.34%, 01/20/28		12,830	12,817,400
Series 2016-1A, Class E, (LIBOR USD 3 Month + 6.50%), 9.09%, 01/20/28		5,338	5,270,195
OZLM Funding III Ltd., Series 2013-3A, Class BR, (LIBOR USD 3 Month + 3.00%), 5.59%, 01/22/29(a)(b)		17,095	17,089,089
OZLM Funding IV Ltd.(a)(b):
Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/22/30		9,995	9,964,742
Series 2013-4A, Class A2R, (LIBOR USD 3 Month + 1.70%), 4.29%, 10/22/30		960	950,482
OZLM Funding Ltd.:
Series 2012-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 3.82%, 07/22/29(a)(b)		500	498,583
Series 2012-1A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 4.44%, 07/22/29(a)(b)		625	625,303
Series 2012-1A, Class CR2, (LIBOR USD 3 Month + 3.60%), 6.19%, 07/22/29(a)(b)		350	348,731
Series 2012-1X, Class SUB, 0.00%, 07/22/29(c)		4,610	1,668,995
OZLM VI Ltd., Series 2014-6A, Class SUB, 0.00%, 04/17/31(a)(c)		3,200	1,355,347
OZLM VIII Ltd.(a)(b):
Series 2014-8A, Class BRR, (LIBOR USD 3 Month + 2.20%), 4.79%, 10/17/29		4,750	4,638,800
Series 2014-8A, Class CRR, (LIBOR USD 3 Month + 3.15%), 5.74%, 10/17/29		4,735	4,690,154
OZLM XIV Ltd.(a)(b):
Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 4.30%, 01/15/29		8,000	7,952,958
Series 2015-14A, Class B1R, (LIBOR USD 3 Month + 2.10%), 4.70%, 01/15/29		8,870	8,765,918

Security	Par (000)		Value

Cayman Islands (continued)
Series 2015-14A, Class CR, (LIBOR USD 3 Month + 3.00%), 5.60%, 01/15/29	USD	9,535	$9,319,843
Series 2015-14A, Class DR, (LIBOR USD 3 Month + 5.80%), 8.40%, 01/15/29		4,340	4,286,025
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.82%, 11/22/30(a)(b)		2,250	2,251,010
OZLM XV Ltd.(a)(b):
Series 2016-15A, Class A1, (LIBOR USD 3 Month + 1.49%), 4.08%, 01/20/29		7,880	7,878,821
Series 2016-15A, Class A2A, (LIBOR USD 3 Month + 2.10%), 4.69%, 01/20/29		2,920	2,917,118
Series 2016-15A, Class C, (LIBOR USD 3 Month + 4.00%), 6.59%, 01/20/29		1,560	1,560,009
Series 2016-15A, Class D, (LIBOR USD 3 Month + 7.15%), 9.74%, 01/20/29		1,560	1,555,165
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 3.72%, 01/17/31		1,670	1,661,717
Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.22%), 3.74%, 05/21/29(d)		8,250	8,250,000
Series 2015-1A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 4.17%, 05/21/29(d)		1,000	1,000,000
Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 3.15%), 5.67%, 05/21/29(d)		1,500	1,500,000
Series 2015-2A, Class CR, (LIBOR USD 3 Month + 3.70%), 6.29%, 07/20/30		420	417,814
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 6.50%), 9.09%, 07/20/30		2,120	2,078,432
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.63%, 04/18/31		5,910	5,856,196
Series 2018-3A, Class A2, (LIBOR USD 3 Month + 1.35%), 3.87%, 08/15/26		10,427	10,376,060
Palmer Square Loan Funding Ltd.(a):
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.30%), 3.90%, 10/15/25(b)		4,220	4,197,475
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 0.90%), 3.42%, 11/15/26(b)		7,345	7,346,429
Series 2018-4A, Class B, (LIBOR USD 3 Month + 1.90%), 4.42%, 11/15/26(b)		12,720	12,629,072
Series 2018-4A, Class C, (LIBOR USD 3 Month + 2.55%), 5.07%, 11/15/26(b)		7,050	6,710,154
Series 2018-5A, Class B, (LIBOR USD 3 Month + 1.90%), 4.49%, 01/20/27(b)		11,488	11,441,738
Series 2018-5A, Class C, (LIBOR USD 3 Month + 2.55%), 5.14%, 01/20/27(b)		7,255	7,225,835

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Series 2018-5A, Class D, (LIBOR USD 3 Month + 4.25%), 6.84%, 01/20/27(b)	USD	11,900	$11,849,814
Series 2018-5A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/20/27		4,750	3,900,097
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 0.00%, 08/20/27(b)		4,750	4,750,000
Series 2019-3A, Class C, (LIBOR USD 3 Month + 3.40%), 0.00%, 08/20/27(b)		2,000	2,000,000
Parallel Ltd.(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.85%), 3.44%, 07/20/27		4,810	4,804,508
Series 2015-1A, Class C1R, (LIBOR USD 3 Month + 1.75%), 4.34%, 07/20/27		1,670	1,619,552
Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.55%), 5.14%, 07/20/27		3,250	3,163,887
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 5.85%), 8.37%, 08/23/31		4,250	4,011,295
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 3.75%, 11/14/29		8,065	8,046,117
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 4.23%, 11/14/29		1,820	1,810,461
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.15%), 4.68%, 11/14/29		2,000	1,971,714
Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.22%), 8.75%, 11/14/29		5,270	5,091,290
Series 2018-1A, Class D, (LIBOR USD 3 Month + 6.15%), 8.74%, 10/20/31		2,000	1,924,452
Race Point IX CLO Ltd., Series 2015- 9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 3.81%, 10/15/30(a)(b)		2,070	2,071,797
Regatta Funding LP, Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 3.75%, 01/15/29(a)(b)		700	700,166
Regatta VI Funding Ltd.(a)(b):
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.70%), 5.29%, 07/20/28		3,000	2,912,740
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 5.00%), 7.59%, 07/20/28		3,000	2,872,926
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 4.40%, 04/15/29(b)		5,670	5,659,583
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.55%), 5.15%, 04/15/29(b)		5,750	5,761,400
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.25%), 5.85%, 04/15/29(b)		6,860	6,848,643

Security	Par (000)		Value

Cayman Islands (continued)
Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.40%), 8.00%, 04/15/29(b)	USD	7,800	$7,206,699
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.75%), 4.35%, 10/15/29(b)		5,700	5,672,048
Series 2017-2A, Class C, (LIBOR USD 3 Month + 2.30%), 4.90%, 10/15/29(b)		1,250	1,234,485
Series 2017-2A, Class D, (LIBOR USD 3 Month + 3.45%), 6.05%, 10/15/29(b)		5,360	5,358,035
Series 2017-2A, Class E, (LIBOR USD 3 Month + 6.08%), 8.68%, 10/15/29(b)		9,010	8,624,410
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 3.78%, 10/20/30(b)		18,245	18,224,376
Series 2017-3A, Class B, (LIBOR USD 3 Month + 1.47%), 4.06%, 10/20/30(b)		1,150	1,124,225
Series 2017-3A, Class E, (LIBOR USD 3 Month + 5.75%), 8.34%, 10/20/30(b)		5,555	5,217,324
Series 2017-3A, Class SUB, 0.00%, 10/20/30(c)		2,000	1,880,284
Series 2018-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.37%, 05/20/31(b)		740	693,776
Series 2018-1A, Class SUB, 0.00%, 05/20/31(c)		2,000	1,779,326
Series 2018-2A, Class E, (LIBOR USD 3 Month + 6.00%), 8.59%, 10/20/31(b)		1,690	1,606,123
Series 2018-2A, Class SUB, 0.00%, 10/20/31(c)		2,000	1,780,086
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 3.62%, 04/20/31(a)(b)		2,520	2,491,464
RR 2 Ltd.(a)(b):
Series 2017-2A, Class B, (LIBOR USD 3 Month + 2.00%), 4.60%, 10/15/29		500	492,064
Series 2017-2A, Class D, (LIBOR USD 3 Month + 6.20%), 8.80%, 10/15/29		1,340	1,293,499
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 3.69%, 01/15/30(a)(b)		500	496,449
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR USD 3 Month + 1.25%), 3.63%, 04/15/30(a)(b)		8,500	8,500,000
Seneca Park CLO Ltd.(a):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.71%, 07/17/26(b)		164	164,297
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.15%), 4.74%, 07/17/26(b)		2,000	2,003,457
Series 2014-1A, Class D, (LIBOR USD 3 Month + 3.50%), 6.09%, 07/17/26(b)		11,660	11,660,055
Series 2014-1A, Class SUB, 0.00%, 07/17/26(c)		2,000	283,560

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Shackleton CLO Ltd.(a)(b):
Series 2013-3A, Class AR, (LIBOR USD 3 Month + 1.12%), 3.72%, 07/15/30	USD	8,880	$8,826,504
Series 2016-9A, Class A, (LIBOR USD 3 Month + 1.50%), 4.09%, 10/20/28		1,032	1,031,861
Silver Creek CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 3.83%, 07/20/30		3,750	3,748,033
Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.35%), 5.94%, 07/20/30		500	499,257
Series 2014-1A, Class E1R, (LIBOR USD 3 Month + 5.62%), 8.21%, 07/20/30		500	464,957
Sound Point CLO IX Ltd.(a)(b):
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 2.65%), 5.24%, 07/20/27		1,300	1,298,124
Series 2015-2A, Class E, (LIBOR USD 3 Month + 5.50%), 8.09%, 07/20/27		1,300	1,300,516
Sound Point CLO XI Ltd., Series 2016- 1A, Class CR, (LIBOR USD 3 Month + 2.25%), 4.84%, 07/20/28(a)(b)		4,670	4,663,165
Sound Point CLO XIV Ltd.(a)(b):
Series 2016-3A, Class C, (LIBOR USD 3 Month + 2.65%), 5.24%, 01/23/29		1,560	1,560,400
Series 2016-3A, Class E, (LIBOR USD 3 Month + 6.65%), 9.24%, 01/23/29		1,710	1,715,107
Sound Point CLO XV Ltd., Series 2017- 1A, Class C, (LIBOR USD 3 Month + 2.50%), 5.09%, 01/23/29(a)(b)		5,338	5,302,250
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 3.88%, 04/15/32(a)(b)		22,720	22,729,960
Staniford Street CLO Ltd., Series 2014- 1A, Class AR, (LIBOR USD 3 Month + 1.18%), 3.59%, 06/15/25(a)(b)		756	756,698
Steele Creek CLO Ltd., Series 2017- 1A, Class A, (LIBOR USD 3 Month + 1.25%), 3.85%, 01/15/30(a)(b)		420	419,257
Strata CLO I Ltd.(a):
Series 2018-1A, Class E, (LIBOR USD 3 Month + 7.08%), 9.90%, 01/15/31(b)		1,690	1,566,883
Series 2018-1A, Class USUB, 0.00%, 01/15/2118(c)		7,680	6,643,254
Sudbury Mill CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.15%), 3.74%, 01/17/26		504	504,088
Series 2013-1A, Class A2R, (LIBOR USD 3 Month + 1.17%), 3.76%, 01/17/26		874	873,749
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 3.63%, 10/15/25(a)(b)		815	815,199
Symphony CLO XIV Ltd., Series 2014-14A, Class A1R, (LIBOR USD 3 Month + 1.28%), 3.88%, 07/14/26(a)(b)		1,878	1,878,481

Security	Par (000)		Value

Cayman Islands (continued)
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (LIBOR USD 3 Month + 0.88%), 3.48%, 04/15/28(a)(b)	USD	5,170	$5,148,809
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (LIBOR USD 3 Month + 4.00%), 6.59%, 01/23/28(a)(b)		750	750,006
TCI-Symphony CLO Ltd., Series 2017-1A, Class E, (LIBOR USD 3 Month + 6.45%), 9.05%, 07/15/30(a)(b)		1,921	1,880,799
Thacher Park CLO Ltd.(a)(b):
Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.16%), 3.75%, 10/20/26		7,042	7,045,309
Series 2014-1A, Class CR, (LIBOR USD 3 Month + 2.20%), 4.79%, 10/20/26		500	499,685
Series 2014-1A, Class D1R, (LIBOR USD 3 Month + 3.40%), 5.99%, 10/20/26		4,340	4,335,129
THL Credit Wind River CLO Ltd.(a)(b):
Series 2012-1A, Class BR2, (LIBOR USD 3 Month + 1.45%), 0.00%, 01/15/26		2,650	2,650,000
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.05%), 3.65%, 07/15/28		1,500	1,498,984
TIAA CLO II Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.28%), 3.87%, 04/20/29		250	250,355
Series 2017-1A, Class E, (LIBOR USD 3 Month + 5.85%), 8.44%, 04/20/29		500	477,795
TIAA CLO III Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 3.75%, 01/16/31		269	266,983
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 4.10%, 01/16/31		750	735,083
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class BR, (LIBOR USD 3 Month + 1.70%), 4.08%, 01/15/29		1,000	998,750
Series 2016-6A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.78%, 01/15/29		2,000	1,990,000
TICP CLO VII Ltd., Series 2017-7A, Class E, (LIBOR USD 3 Month + 6.51%), 9.11%, 07/15/29(a)(b)		6,830	6,699,923
TICP CLO XII Ltd., Series 2018-12A, Class E, (LIBOR USD 3 Month + 5.50%), 8.31%, 01/15/31(a)(b)		1,250	1,216,304
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 5.24%, 10/20/28(a)(b)		7,560	7,408,744
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (LIBOR USD 3 Month + 5.75%), 8.33%, 07/25/31(a)(b)		3,860	3,627,909
TRESTLES CLO Ltd.(a)(b):
Series 2017-1A, Class A1A, (LIBOR USD 3 Month + 1.29%), 3.87%, 07/25/29		17,350	17,366,023
Series 2017-1A, Class B, (LIBOR USD 3 Month + 2.55%), 5.13%, 07/25/29		3,127	3,132,542

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
Triaxx Prime CDO Ltd., Series 2006-1A, Class A2, (LIBOR USD 3 Month + 0.45%), 2.97%, 03/03/39(a)(b)	USD	50,060	$3,310,208
Trinitas CLO II Ltd., Series 2014-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 3.78%, 07/15/26(a)(b)		1,400	1,401,527
Venture XXIV CLO Ltd.(a)(b):
Series 2016-24A, Class A1D, (LIBOR USD 3 Month + 1.42%), 4.01%, 10/20/28		2,968	2,970,890
Series 2016-24A, Class E, (LIBOR USD 3 Month + 6.72%), 9.31%, 10/20/28		2,696	2,680,514
Vibrant CLO IV Ltd.(a)(b):
Series 2016-4A, Class C, (LIBOR USD 3 Month + 3.30%), 5.89%, 07/20/28		4,440	4,437,144
Series 2016-4A, Class D, (LIBOR USD 3 Month + 4.50%), 7.09%, 07/20/28		1,680	1,687,337
Vibrant CLO V Ltd., Series 2016-5A, Class A, (LIBOR USD 3 Month + 1.55%), 4.14%, 01/20/29(a)(b)		2,920	2,919,651
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (LIBOR USD 3 Month + 1.27%), 3.86%, 09/15/30(a)(b)		3,746	3,725,963
Voya CLO Ltd.(a)(b):
Series 2015-2A, Class BR, (LIBOR USD 3 Month + 1.50%), 4.09%, 07/23/27		750	743,150
Series 2016-2A, Class D, (LIBOR USD 3 Month + 6.95%), 9.54%, 07/19/28		975	968,689
Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 3.73%, 10/15/30		3,500	3,489,662
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.17%), 3.81%, 04/15/29		22,100	22,118,133
West CLO Ltd.(a)(b):
Series 2013-1A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 3.73%, 11/07/25		1,623	1,623,038
Series 2013-1A, Class C, (LIBOR USD 3 Month + 3.65%), 6.22%, 11/07/25		1,025	1,025,353
Westcott Park CLO Ltd.(a)(b):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.21%), 3.68%, 07/20/28		14,200	14,200,828
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.25%), 5.72%, 07/20/28		2,315	2,297,231
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.87%, 07/20/28		4,375	4,375,127
York CLO-3 Ltd.(a):
Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 3.84%, 10/20/29(b)		6,540	6,533,068
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 4.34%, 10/20/29(b)		13,480	13,420,412
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 6.19%, 10/20/29(b)		9,678	9,680,686

Security	Par (000)		Value

Cayman Islands (continued)
Series 2016-1A, Class ER, (LIBOR USD 3 Month + 6.40%), 8.99%, 10/20/29(b)	USD	7,052	$6,878,737
Series 2016-1A, Class FR, (LIBOR USD 3 Month + 7.25%), 9.84%, 10/20/29(b)		2,917	2,606,977
Series 2016-1A, Class SUB, 0.00%, 10/20/29(c)		9,100	6,502,976
York CLO-4 Ltd.(a):
Series 2016-2A, Class A, (LIBOR USD 3 Month + 1.63%), 4.22%, 01/20/30(b)		1,885	1,892,134
Series 2016-2A, Class D, (LIBOR USD 3 Month + 4.10%), 6.69%, 01/20/30(b)		5,890	5,927,369
Series 2016-2A, Class E, (LIBOR USD 3 Month + 6.94%), 9.53%, 01/20/30(b)		6,180	6,196,162
Series 2016-2A, Class SUB, 0.00%, 01/20/30(c)		11,990	8,040,986

			2,356,347,780

France — 0.0%
FCT Noria(b):
Series 2018-1, Class D, (EURIBOR 1 Month + 1.50%), 1.10%, 06/25/38	EUR	1,700	1,946,122
Series 2018-1, Class E, (EURIBOR 1 Month + 2.65%), 2.25%, 06/25/38		1,800	2,062,260

			4,008,382

Ireland — 0.2%
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(b)		1,580	1,761,841
Aqueduct European CLO DAC(b):
Series 2017-2X, Class B1, (EURIBOR 3 Month + 1.20%), 1.20%, 10/15/30		2,518	2,822,057
Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30		534	553,061
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(b)		2,200	2,492,905
Aurium CLO II DAC, Series 2X, Class ER, (EURIBOR 3 Month + 5.10%), 5.10%, 10/13/29(b)		450	509,947
Avoca(b):
Series 2018X, Class B1, (EURIBOR 3 Month + 1.25%), 1.25%, 04/15/31		5,800	6,476,789
Series 2018X, Class E, (EURIBOR 3 Month + 4.60%), 4.60%, 04/15/31		2,300	2,440,910
Avoca CLO XV DAC:
Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(b)		2,610	2,718,095
Series 15X, Class FR, (EURIBOR 3 Month + 5.84%), 5.84%, 04/15/31(b)		1,760	1,743,501
Series 15X, Class M1, 0.00%, 04/15/31(c)		3,100	2,776,213

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
Avoca CLO XX DAC, Series 20X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 07/15/32(b)	EUR	783	$852,176
BILB, Series 1X, Class A2A, (EURIBOR 3 Month + 1.30%), 1.30%, 07/20/31(b)		4,300	4,840,411
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(b)		1,400	1,483,532
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/25/30(c) .		600	592,230
Cadogan Square CLO XI DAC, Series 11X, Class C, (EURIBOR 3 Month + 1.85%), 1.85%, 02/15/31(b)		1,350	1,514,155
CVC Cordatus Loan Fund IV Ltd., Series 4X, Class SUB, 0.00%, 04/22/30(c)		10,200	7,984,711
CVC Cordatus Loan Fund VI DAC:
Series 6X, Class ER, (EURIBOR 3 Month + 4.51%), 4.51%, 04/15/32(b)		1,340	1,410,464
Series 6X, Class SUB, 0.00%, 04/15/32(c)		2,925	2,324,341
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (EURIBOR 3 Month + 5.70%), 5.70%, 04/23/30(b)		700	797,980
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class A1, (EURIBOR 3 Month + 1.14%), 1.14%, 04/25/32(b)		2,975	3,405,416
GLGE, Series 4X, (EURIBOR 3 Month + 1.05%), 1.03%, 10/15/30(b)		3,581	3,942,950
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(b)		880	978,775
Invesco Euro CLO I DAC, Series 1X, Class B, (EURIBOR 3 Month + 1.85%), 1.85%, 07/15/31(b)		2,860	3,263,736
OCP Euro CLO DAC(b):
Series 2017-2X, Class B, (EURIBOR 3 Month + 1.35%), 1.35%, 01/15/32		1,500	1,688,436
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		897	992,112
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		600	613,694
OCP Euro DAC, Series 2017-1X, Class E, (EURIBOR 3 Month + 5.35%), 5.35%, 06/18/30(b)		400	442,900
OZLME, Series 4X, Class B1, (EURIBOR 3 Month + 1.35%), 1.35%, 10/15/31(b)		2,890	3,273,387
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(b)		862	940,775
Providus CLO III DAC, Series 3X, Class E, (EURIBOR 3 Month + 5.78%), 0.00%, 07/20/32(b)		1,600	1,765,325
Voya Euro CLO I DAC(b):
Series 1X, Class A, (EURIBOR 3 Month + 0.75%), 0.75%, 10/15/30		3,420	3,872,472
Series 1X, Class SUB, (EURIBOR 3 Month + 0.00%), 0.00%, 10/15/30		1,749	1,825,425

			73,100,722

Security		Par (000)	Value

Netherlands — 0.1%
ALME Loan Funding V BV, Series 5X, Class B1R, (EURIBOR 3 Month + 1.60%), 1.60%, 07/15/31(b)	EUR	2,900	$3,308,334
Avoca CLO XIV DAC:
Series 14X, Class ER, (EURIBOR 3 Month + 4.70%), 4.70%, 01/12/31(b)		2,240	2,428,614
Series 14X, Class FR, (EURIBOR 3 Month + 6.35%), 6.35%, 01/12/31(b)		1,100	1,128,028
Series 14X, Class SUB, 0.00%, 01/12/31(c)		4,510	3,659,806
Cairn CLO IX BV(b):
Series 2018-9X, Class B1, (EURIBOR 3 Month + 1.00%), 1.00%, 03/21/32		2,600	2,900,076
Series 2018-9X, Class E, (EURIBOR 3 Month + 4.13%), 4.13%, 04/25/32		1,240	1,266,828
Dryden 46 Euro CLO BV,Series 2016-46X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 01/15/30(b)		780	892,536
Dryden 56 Euro CLO BV,Series 2017-56X, Class E, (EURIBOR 3 Month + 4.72%), 4.72%, 01/15/32(b)		1,225	1,304,036
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (EURIBOR 3 Month + 1.48%), 1.48%, 10/18/31(b)		2,600	2,908,392
OZLME III DAC:
Series 3X, Class E, (EURIBOR 3 Month + 4.80%), 4.80%, 08/24/30(b)		1,000	1,058,390
Series 3X, Class SUB, 0.00%, 08/24/30(c)		3,000	2,609,433

			23,464,473

Portugal — 0.1%
TAGUS -Sociedade de Titularizacao de Creditos SA:
Series 4, Class SNR, 2.42%, 02/12/21		8,405	9,683,344
Series 5, Class SEN, 0.85%, 02/12/22		18,118	20,597,201
Series 7, 0.70%, 02/12/24(d)		14,400	16,374,239

			46,654,784

United Kingdom — 0.1%
Motor plc:
Series 2016-1, Class C, 3.75%, 11/25/25	GBP	6,720	8,649,803
Series 2016-1, Class D, 4.25%, 11/25/25		1,325	1,700,566
Series 2016-1, Class E, 5.25%, 11/25/25		1,112	1,430,490
Newday Funding plc(b):
Series 2017-1, Class C, (LIBOR GBP 1 Month + 1.90%), 2.63%, 07/15/25		3,800	4,833,893
Series 2017-1, Class D, (LIBOR GBP 1 Month + 2.25%), 2.98%, 07/15/25		3,900	4,970,893
PCL Funding II plc(b):
Series 2017-1, Class B, (LIBOR GBP 1 Month + 1.75%), 2.48%, 06/15/22		904	1,149,715

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Series 2017-1, Class C, (LIBOR GBP 1 Month + 2.25%), 2.98%, 06/15/22	GBP	556	$702,776
PCL Funding III plc(b):
Series 2017-2, Class B, (LIBOR GBP 1 Month + 1.40%), 2.13%, 06/15/23		821	1,019,048
Series 2017-2, Class C, (LIBOR GBP 1 Month + 1.85%), 2.58%, 06/15/23		635	780,795
Trafford Centre Finance Ltd. (The), Series B2, (LIBOR GBP 3 Month + 0.83%), 1.64%, 07/28/35(b)		3,400	3,765,123
Turbo Finance 8 plc, Series 8, Class C, (LIBOR GBP 1 Month + 1.95%), 2.67%, 02/20/26(b)		1,275	1,629,863
Unique Pub Finance Co. plc (The), Series A4, 5.66%, 06/30/27		8,841	12,507,278

			43,140,243

United States — 7.3%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (LIBOR USD 1 Month + 0.34%), 2.74%, 04/25/36(b)	USD	14,870	8,044,752
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 2.53%, 05/25/37(b)		8,289	2,292,105
ACE Securities Manufactured Housing Loan Trust, Series 2003-MH1, Class B2, 0.00%, 08/15/30(a)(d)		4,541	3,485,233
Ajax Mortgage Loan Trust(a):
Series 2017-D, Class A, 3.75%, 12/25/57		27,335	28,087,179
Series 2017-D, Class B, 0.00%, 12/25/57(c)(d)		4,551	2,048,093
Series 2018-A, Class A, 3.85%, 04/25/58(d)		27,993	27,544,803
Series 2018-A, Class B, 0.00%, 04/25/58(d)		7,311	4,240,270
Series 2018-B, Class A, 3.75%, 02/26/57(d)		18,397	18,376,556
Series 2018-B, Class B, 0.00%, 02/26/57(d)		9,060	2,536,729
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		31,905	31,825,180
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		7,906	4,427,624
Series 2018-E, Class A, 4.38%, 06/25/58(c)		13,428	13,578,294
Series 2018-E, Class B, 5.25%, 06/25/58(c)		2,263	2,330,724
Series 2018-E, Class C, 0.00%, 06/25/58(c)(d)		5,854	1,748,110
Series 2018-F,Class A, 4.38%, 11/25/58(c)(d)		46,887	47,238,215
Series 2018-F,Class B, 5.25%, 11/25/58(c)(d)		6,598	6,524,281
Series 2018-F,Class C, 0.00%, 11/25/58(d)		16,085	7,790,204
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		42,785	42,789,435
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		5,510	5,411,206
Series 2018-G, Class C, 5.25%, 06/25/57(d)		14,226	13,195,626

Security		Par (000)	Value

United States (continued)
Series 2019-A, Class A, 3.75%, 08/25/57(c)	USD	40,848	$41,050,992
Series 2019-A, Class B, 5.25%, 08/25/57(c)(d)		4,203	4,116,798
Series 2019-A, Class C, 0.00%, 08/25/57		10,602	8,565,325
Series 2019-B, Class A, 3.75%, 01/25/59(c)		66,633	67,017,232
Series 2019-B, Class B, 5.25%, 01/25/59(c)		6,949	6,810,327
Series 2019-B, Class C, 0.00%, 01/25/59(d)		17,873	12,927,742
Series 2019-C, Class A, 3.95%, 10/25/58(c)(d)		17,552	17,627,722
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (LIBOR USD 3 Month + 3.00%), 5.60%, 10/15/27(a)(b)		1,750	1,709,792
ALM XVII Ltd.(a)(b):
Series 2015-17A, Class A1AR, (LIBOR USD 3 Month + 0.93%), 3.53%, 01/15/28		250	249,374
Series 2015-17A, Class BR, (LIBOR USD 3 Month + 2.10%), 4.70%, 01/15/28		2,350	2,340,149
Series 2015-17A, Class CR, (LIBOR USD 3 Month + 2.80%), 5.40%, 01/15/28		2,530	2,498,900
American Homes 4 Rent Trust(a):
Series 2014-SFR2, Class E, 6.23%, 10/17/36		8,624	9,666,021
Series 2015-SFR1, Class XS, 0.00%, 04/17/52(c)		23,156	232
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 2.88%, 05/25/35(b)		8,873	7,692,678
B2R Mortgage Trust(a):
Series 2015-1, Class A1, 2.52%, 05/15/48		468	466,079
Series 2015-2, Class A, 3.34%, 11/15/48		2,315	2,316,863
Series 2015-2, Class XA, 2.47%, 11/15/48(c)		27,927	688,682
BankAmerica Manufactured Housing Contract Trust(c):
Series 1997-2, Class B1, 7.07%, 02/10/22		4,500	3,558,101
Series 1998-2, Class B1, 7.93%, 12/10/25		8,475	5,118,891
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 05/28/39		28,891	26,671,413
Series 2004-B, Class A2, (LIBOR USD 1 Month + 1.30%), 3.70%, 05/28/39		1,601	1,349,827
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 02/28/40		7,227	6,999,154
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 3.40%, 12/28/40		3,370	3,185,436
BCMSC Trust(c):
Series 2000-A, Class A2, 7.58%, 06/15/30		7,777	2,683,600

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2000-A, Class A3, 7.83%, 06/15/30	USD	7,219	$2,575,119
Series 2000-A, Class A4, 8.29%, 06/15/30		5,207	1,966,445
Bear Stearns Asset-Backed Securities I Trust(b):
Series 2004-HE7, Class M2, (LIBOR USD 1 Month + 1.73%), 4.13%, 08/25/34		652	652,132
Series 2006-HE1, Class 1M4, (LIBOR USD 1 Month + 0.68%), 3.08%, 12/25/35		4,575	5,948,249
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 2.57%, 09/25/36		6,308	7,377,739
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 2.57%, 05/25/35		5,301	5,646,529
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 2.56%, 01/25/37		3,076	3,020,076
Series 2007-HE2, Class 1A4, (LIBOR USD 1 Month + 0.32%), 2.72%, 03/25/37		2,798	1,957,158
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 2.54%, 03/25/37		4,333	4,284,622
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 2.54%, 03/25/37		7,632	7,940,701
Series 2007-HE3, Class 1A3, (LIBOR USD 1 Month + 0.25%), 2.65%, 04/25/37		2,954	3,132,858
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 2.75%, 04/25/37		18,705	15,947,980
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 3.60%, 01/25/36(b)		492	491,400
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (LIBOR USD 1 Month + 1.20%), 3.60%, 01/25/36(a)(b)		109	109,258
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 0.89%), 3.49%, 01/18/29(a)(b)		3,630	3,611,841
Carrington Mortgage Loan Trust(b):
Series 2006-FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 2.65%, 04/25/36		9,244	7,873,890
Series 2006-FRE2, Class A2, (LIBOR USD 1 Month + 0.12%), 2.52%, 10/25/36		3,504	2,711,263
Series 2006-FRE2, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		9,628	7,486,064
Series 2006-FRE2, Class A5, (LIBOR USD 1 Month + 0.08%), 2.48%, 03/25/35		4,110	3,164,945
Series 2006-NC1, Class M2, (LIBOR USD 1 Month + 0.42%), 2.82%, 01/25/36		1,620	1,254,893

Security		Par (000)	Value

United States (continued)
Series 2006-NC3, Class A4, (LIBOR USD 1 Month + 0.24%), 2.64%, 08/25/36	USD	9,267	$7,245,900
Series 2006-NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		3,089	2,865,674
Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 01/25/37		1,372	1,131,988
Series 2007-RFC1, Class A4, (LIBOR USD 1 Month + 0.22%), 2.62%, 10/25/36		5,940	4,098,231
C-BASS Trust:
Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36(b)		1,867	1,437,635
Series 2007-CB1, Class AF4, 3.57%, 01/25/37(e)		1,227	539,901
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.02%, 06/25/37(e)		7,650	7,444,545
Citigroup Mortgage Loan Trust(b):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 2.60%, 05/25/37		19,041	14,022,279
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 2.67%, 05/25/37		8,650	6,430,369
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (LIBOR USD 1 Month + 0.32%), 2.72%, 11/25/36(b)		7,880	6,945,875
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.55%, 12/05/22(a)(c)		88,590	89,749,651
Conseco Finance Corp.:
Series 1996-10, Class B1, 7.24%, 11/15/28(c)		3,628	3,033,631
Series 1997-3, Class M1, 7.53%, 03/15/28(c)		5,991	6,009,960
Series 1997-6, Class M1, 7.21%, 01/15/29(c)		4,480	4,562,199
Series 1998-4, Class M1, 6.83%, 04/01/30(c)		1,003	915,598
Series 1998-6, Class M1, 6.63%, 06/01/30(c)		3,000	2,853,701
Series 1998-8, Class A1, 6.28%, 09/01/30		3,241	3,440,089
Series 1998-8, Class M1, 6.98%, 09/01/30(c)		7,379	6,524,876
Series 1999-5, Class A5, 7.86%, 03/01/30(c)		4,680	3,332,008
Series 1999-5, Class A6, 7.50%, 03/01/30(c)		3,426	2,357,363
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(c)		4,623	2,052,877
Series 2000-4, Class A5, 7.97%, 05/01/32		16,315	6,893,896
Series 2000-4, Class A6, 8.31%, 05/01/32(c)		5,761	2,538,257
Series 2000-5, Class A6, 7.96%, 05/01/31		6,794	3,811,438
Series 2000-5, Class A7, 8.20%, 05/01/31		12,371	7,136,794

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A4, 6.66%, 01/25/29(e)	USD	1,420	$1,568,007
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(a)		6,056	5,879,712
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.43%, 12/25/36(e)		1,439	1,321,156
Series 2006-MH1, Class B1, 6.25%, 10/25/36(a)(e)		2,397	2,464,411
Series 2006-SL1, Class A2, 6.06%, 09/25/36(a)(e)		13,422	1,965,668
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 2.74%, 07/25/37(a)(b)		2,211	1,503,615
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 5.69%, 05/25/36(c)		10,317	10,252,731
Series 2005-16, Class 2AF3, 5.67%, 05/25/36(c)		2,257	2,296,791
Series 2005-17, Class 1AF4, 6.05%, 05/25/36(e)		7,487	7,586,113
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 2.56%, 09/25/46(b)		778	767,141
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 2.66%, 03/15/34(b)		739	705,583
CWHEQ Home Equity Loan Trust:
Series 2006-S2, Class A3, 5.84%, 07/25/27		245	511,361
Series 2006-S5, Class A5, 6.16%, 06/25/35		2,544	2,760,668
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 2.69%, 12/15/33		80	76,357
Series 2006-RES, Class 5B1A, (LIBOR USD 1 Month + 0.19%), 2.58%, 05/15/35		1,164	1,098,484
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 2.58%, 05/15/35(d)		818	789,029
Series 2006-RES, Class 5F1A, (LIBOR USD 1 Month + 0.24%), 2.63%, 12/15/35		2,809	2,741,124
CWHEQ Revolving Home Equity Loan Trust(b):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.57%, 05/15/35		2,493	2,415,233
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 2.57%, 05/15/36		9,349	9,079,656
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 2.54%, 11/15/36		5,358	4,402,632
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44(a)		37,815	39,741,533

Security		Par (000)	Value

United States (continued)
Dorchester Park CLO DAC(a)(b):
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 4.04%, 04/20/28	USD	4,243	$4,196,493
Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.75%), 4.34%, 04/20/28		1,860	1,845,324
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/38(a)(c)		22,317	22,683,742
FCI Funding LLC, Series 2019-1A, Class A, 3.63%, 02/18/31(a)		27,998	28,217,368
Finance of America Structured Securities Trust, Series 2018-HB1, Class M5, 6.00%, 09/25/28(a)(c)(d)		3,915	3,872,718
First Franklin Mortgage Loan Trust(b):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 3.45%, 10/25/34		2,818	2,604,975
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 2.52%, 10/25/36		6,491	5,295,042
Series 2006-FF16, Class 2A4, (LIBOR USD 1 Month + 0.21%), 2.61%, 12/25/36		7,035	4,135,671
Fremont Home Loan Trust(b):
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.54%, 02/25/37		18,860	14,467,602
Series 2006-3, Class 2A3, (LIBOR USD 1 Month + 0.17%), 2.57%, 02/25/37		7,058	3,580,551
GAM Resecuritization Trust, Series 2018-B, Class A1, (US Prime Rate - 2.00%), 3.50%, 08/27/51(a)(b)		16,796	16,307,018
GE-WMC Asset-Backed Pass-Through Certificates(b):
Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.25%), 2.65%, 12/25/35		1,156	1,152,199
Series 2005-2, Class M1, (LIBOR USD 1 Month + 0.44%), 2.84%, 12/25/35		13,236	7,807,795
Greenpoint Manufactured Housing(c):
Series 1999-5, Class M1B, 8.29%, 12/15/29		3,550	3,789,775
Series 1999-5, Class M2, 9.23%, 12/15/29		4,044	3,407,773
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 2.75%, 12/25/35(b)		1,962	860,596
Series 2006-4, Class 1A1, 4.06%, 03/25/36(c)		7,124	6,181,882
Series 2007-2, Class AF3, 5.92%, 03/25/37(c)		1,671	572,950
GSAMP Trust(b):
Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 2.54%, 11/25/36		12,922	7,562,528
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 2.60%, 01/25/47		4,229	2,596,815
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 4.65%, 02/25/47		3,414	3,518,322

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 05/25/37(b)	USD	6,615	$5,498,258
Home Equity Mortgage Loan Asset-Backed Trust(b):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 4.43%, 07/25/34		1,895	1,906,093
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 2.59%, 04/25/37		5,666	4,267,500
Series 2007-B, Class 2A3, (LIBOR USD 1 Month + 0.20%), 2.60%, 07/25/37		8,800	6,021,987
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		10,736	3,346,631
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (LIBOR USD 1 Month + 0.72%), 3.11%, 04/15/36(b)		5,078	4,722,910
Home Partners of America Trust, Series 2016-2, Class A, (LIBOR USD 1 Month + 1.15%), 3.54%, 10/17/33(a)(b)		2,153	2,153,811
Invitation Homes Trust(a)(b):
Series 2018-SFR1, Class E, (LIBOR USD 1 Month + 2.00%), 4.39%, 03/17/37		1,084	1,085,404
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 3.39%, 07/17/37		7,744	7,722,296
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 4.39%, 07/17/37		6,617	6,626,954
Irwin Home Equity Loan Trust(a):
Series 2006-3, Class 2A3, 6.53%, 09/25/37(e)		1,722	1,707,451
Series 2006-P1, Class 1A, (LIBOR USD 1 Month + 0.28%), 2.68%, 12/25/36(b)		317	303,092
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 2.67%, 05/25/36(b)		3,380	3,266,826
Legacy Mortgage Asset Trust(a):
Series 2019-GS2, Class A1, 3.75%, 01/25/59(e)		6,748	6,745,249
Series 2019-SL1, Class A, 4.00%, 12/28/54(c)		27,355	27,481,481
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40(c)		19,005	20,072,596
Series 2002-A, Class C, 0.00%, 06/15/33		1,280	1,070,929
Lehman ABS Mortgage Loan Trust, Series 2007-1, Class 2A1, (LIBOR USD 1 Month + 0.09%), 2.49%, 06/25/37(a)(b)		1,428	1,033,773
Lendmark Funding Trust(a):
Series 2017-1A, Class A, 2.83%, 12/22/25		44,105	43,984,304
Series 2017-1A, Class B, 3.77%, 12/22/25		2,200	2,226,269
Series 2017-2A, Class A, 2.80%, 05/20/26		54,546	54,571,609

Security	Par (000)			Value

United States (continued)
Series 2017-2A, Class B, 3.38%, 05/20/26	USD	1,840		$1,855,447
Series 2017-2A, Class C, 4.33%, 05/20/26		500		502,571
Series 2018-1A, Class A, 3.81%, 12/21/26		3,733		3,813,800
Series 2018-2A, Class A, 4.23%, 04/20/27		8,000		8,302,461
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(d)		15,058		15,001,519
Long Beach Mortgage Loan Trust(b):
Series 2006-2, Class 1A, (LIBOR USD 1 Month + 0.18%), 2.58%, 03/25/46		17,746		14,214,382
Series 2006-2, Class 2A3, (LIBOR USD 1 Month + 0.19%), 2.59%, 03/25/46		—	(f)	—
Series 2006-4, Class 2A3, (LIBOR USD 1 Month +0.16%), 2.56%, 05/25/36		28,237		12,365,515
Series 2006-4, Class 2A4, (LIBOR USD 1 Month + 0.26%), 2.66%, 05/25/36		6,526		2,934,089
Series 2006-5, Class 2A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 06/25/36		10,871		6,020,433
Series 2006-7, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 08/25/36		17,872		9,257,253
Series 2006-8, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 09/25/36		7,958		3,306,292
Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.51%, 10/25/36		4,249		1,814,633
Series 2006-9, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		29,895		12,887,718
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 2.63%, 10/25/36		5,683		2,481,689
Series 2006-10, Class 2A2, (LIBOR USD 1 Month + 0.11%), 2.51%, 11/25/36		1,600		709,479
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 2.56%, 11/25/36		16,343		7,319,943
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 2.62%, 11/25/36		8,752		3,967,121
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 5.65%, 03/25/32(b)		4,765		4,844,378
Mariner Finance Issuance Trust(a):
Series 2019-AA, Class A, 2.96%, 07/20/32		33,870		33,863,612
Series 2019-AA, Class B, 3.51%, 07/20/32		5,530		5,528,866
Series 2019-AA, Class C, 4.01%, 07/20/32		4,920		4,919,712

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
MASTR Asset-Backed Securities Trust(b):
Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 2.66%, 06/25/36(a)	USD	5,821	$5,224,260
Series 2006-HE2, Class A3, (LIBOR USD 1 Month + 0.15%), 2.55%, 06/25/36		5,054	2,842,256
Series 2007-HE1, Class A4, (LIBOR USD 1 Month +0.28%), 2.68%, 05/25/37		5,000	4,364,920
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 2.66%, 06/25/46(a)(b)		1,865	1,775,897
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (LIBOR USD 1 Month + 0.24%), 2.64%, 05/25/37(b)		5,434	4,111,557
Merrill Lynch Mortgage Investors Trust(b):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 2.66%, 08/25/37		1,174	555,010
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 2.49%, 06/25/37		3,149	938,335
Mill City Solar Loan Ltd., Series 2019- 1A, Class A, 4.34%, 03/20/43(a)		20,663	21,340,596
Morgan Stanley ABS Capital I, Inc. Trust(b):
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 3.27%, 09/25/35		10,595	5,608,429
Series 2007-NC1, Class A1, (LIBOR USD 1 Month + 0.13%), 2.53%, 11/25/36		35,817	21,390,871
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (LIBOR USD 1 Month + 0.32%), 2.72%, 07/25/37(b)		3,504	3,349,392
Mosaic Solar Loan Trust(a):
Series 2018-2GS, Class A, 4.20%, 02/22/44		14,605	15,015,313
Series 2019-1A, Class A, 4.37%, 12/21/43		31,443	32,934,482
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (LIBOR USD 1 Month + 0.18%), 2.58%, 06/25/37(b)		593	590,644
Navient Private Education Loan Trust(a):
Series 2014-AA, Class B, 3.50%, 08/15/44		14,970	15,192,168
Series 2014-CTA, Class B, (LIBOR USD 1 Month + 1.75%), 4.14%, 10/17/44(b)		21,595	21,730,465
Series 2015-AA, Class B, 3.50%, 12/15/44		10,722	10,768,490
Series 2015-BA, Class A3, (LIBOR USD 1 Month + 1.45%), 3.84%, 07/16/40(b)		3,100	3,131,909
Series 2015-CA, Class B, 3.25%, 05/15/40		1,972	1,972,617
Navient Private Education Refi Loan Trust(a):
Series 2018-DA, Class A2A, 4.00%, 12/15/59		21,270	22,254,705

Security	Par (000)		Value

United States (continued)
Series 2019-A, Class A2A, 3.42%, 01/15/43	USD	41,110	$42,345,964
Series 2019-CA, Class A2, 3.13%, 02/15/68		17,360	17,729,514
Series 2019-D, Class A2A, 3.01%, 12/15/59		7,400	7,397,110
Series 2019-D, Class A2B, (LIBOR USD 1 Month + 1.05%), 3.42%, 12/15/59(b)		29,430	29,182,597
Navient Student Loan Trust(a):
Series 2018-EA, Class A2, 4.00%, 12/15/59		14,010	14,783,687
Series 2019-BA, Class A2A, 3.39%, 12/15/59		19,210	19,832,851
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (LIBOR USD 1 Month + 0.40%), 2.80%, 10/25/36(a)(b)		459	428,242
Oakwood Mortgage Investors, Inc.(c):
Series 2001-D, Class A2, 5.26%, 01/15/19		2,493	1,821,649
Series 2001-D, Class A4, 6.93%, 09/15/31		2,039	1,703,828
OneMain Financial Issuance Trust(a):
Series 2015-1A, Class C, 5.12%, 03/18/26		11,400	11,502,373
Series 2016-1A, Class B, 4.57%, 02/20/29		2,740	2,784,979
Series 2016-2A, Class B, 5.94%, 03/20/28		464	466,095
Series 2019-1A, Class B, 3.79%, 02/14/31		8,900	9,161,770
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 2.54%, 02/25/37(b)		2,402	1,745,931
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 2.61%, 03/25/37(b)		6,755	4,654,482
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		8,242	7,913,123
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		20,211	19,354,787
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		33,418	34,010,380
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32(c)		4,628	4,665,099
Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 3.59%, 10/15/37(a)(b)(d)		6,169	6,054,509
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		5,324	5,088,508
Progress Residential Trust(a):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		9,677	9,668,352
Series 2015-SFR3, Class F, 6.64%, 11/12/32		2,110	2,133,084
Series 2017-SFR1, Class A, 2.77%, 08/17/34		7,017	7,061,979
Series 2018-SFR1, Class F, 4.78%, 03/17/35		4,287	4,372,222

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2018-SFR2, Class E, 4.66%, 08/17/35	USD	2,350	$2,435,939
Series 2018-SFR2, Class F, 4.95%, 08/17/35		2,873	2,955,313
PRPM LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22(a)(e)		449	453,842
SACO I Trust, Series 2006-9, Class A1, (LIBOR USD 1 Month + 0.30%), 2.70%, 08/25/36(b)		1,813	1,776,327
Saxon Asset Securities Trust, Series 2007-1, Class M1, (LIBOR USD 1 Month + 0.29%), 2.69%, 01/25/47(b)		3,392	2,533,892
Securitized Asset-Backed Receivables LLC Trust(b):
Series 2006-WM4, Class A1, (LIBOR USD 1 Month + 0.19%), 2.59%, 11/25/36(a)		7,698	4,504,018
Series 2006-WM4, Class A2A, (LIBOR USD 1 Month + 0.08%), 2.48%, 11/25/36		3,667	1,401,799
Series 2006-WM4, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.56%, 11/25/36		10,979	4,256,752
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (LIBOR USD 1 Month + 0.35%), 2.75%, 04/25/37(a)(b)		1,931	1,908,339
SG Mortgage Securities Trust(b):
Series 2006-FRE2, Class A2C, (LIBOR USD 1 Month + 0.16%), 2.56%, 07/25/36		2,623	806,738
Series 2006-OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 2.61%, 10/25/36		4,623	3,764,918
SLM Private Credit Student Loan Trust(b):
Series 2004-A, Class A3, (LIBOR USD 3 Month + 0.40%), 2.81%, 06/15/33		18,594	18,344,639
Series 2004-B, Class A4, (LIBOR USD 3 Month + 0.43%), 2.84%, 09/15/33		3,770	3,647,968
Series 2004-B, Class B, (LIBOR USD 3 Month + 0.47%), 2.88%, 09/15/33		2,797	2,768,915
Series 2005-A, Class A4, (LIBOR USD 3 Month + 0.31%), 2.72%, 12/15/38		12,330	12,024,582
Series 2005-B, Class A4, (LIBOR USD 3 Month + 0.33%), 2.74%, 06/15/39		15,588	15,273,047
Series 2005-B, Class B, (LIBOR USD 3 Month + 0.40%), 2.81%, 06/15/39		9,952	9,793,762
Series 2006-B, Class A5, (LIBOR USD 3 Month + 0.27%), 2.68%, 12/15/39		2,509	2,449,504
Series 2006-BW,Class A5, (LIBOR USD 3 Month + 0.20%), 2.61%, 12/15/39		2,557	2,502,325
Series 2007-A, Class A4A, (LIBOR USD 3 Month + 0.24%), 2.65%, 12/16/41		24,633	24,012,228
SLM Private Education Loan Trust(a):
Series 2013-B, Class B, 3.00%, 05/16/44		15,415	15,404,922

Security		Par (000)	Value

United States (continued)
Series 2013-C, Class B, 3.50%, 06/15/44	USD	19,840	$19,828,772
Series 2014-A, Class B, 3.50%, 11/15/44		16,505	16,673,214
SMB Private Education Loan Trust(a):
Series 2015-B, Class B, 3.50%, 12/17/40		10,350	10,584,592
Series 2015-C, Class B, 3.50%, 09/15/43		6,210	6,319,073
Series 2017-B, Class A2A, 2.82%, 10/15/35		30,430	30,700,212
Series 2018-A, Class A2B, (LIBOR USD 1 Month + 0.80%), 3.19%, 02/15/36(b)		8,000	7,981,778
Series 2019-A, Class A2A, 3.44%, 07/15/36		11,570	12,000,352
Series 2019-B, Class A2A, 2.84%, 06/15/37		34,420	34,688,122
SoFi Professional Loan Program LLC(a):
Series 2019-A, Class A2FX, 3.69%, 06/15/48		35,380	37,134,636
Series 2019-B, Class A2FX, 3.09%, 08/17/48		9,740	9,898,273
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 3.59%, 01/25/48(a)		13,930	14,500,424
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 3.20%, 01/25/35(b)		164	161,875
SpringCastle Funding Asset-Backed Notes, Series 2019-A, Class A, 3.20%, 05/27/36(a)		65,308	66,057,151
Springleaf Funding Trust, Series 2016-AA, Class B, 3.80%, 11/15/29(a)		1,660	1,674,190
Sunrun Xanadu Issuer LLC, Series 2019-1A, Class A, 3.98%, 06/30/54(a)		22,230	22,603,022
Thayer Park CLO Ltd., Series 2017-1A, Class D, (LIBOR USD 3 Month + 6.10%), 8.69%, 04/20/29(a)(b)		805	780,053
Towd Point Mortgage Trust(a):
Series 2019-HY2, Class A1, (LIBOR USD 1 Month +1.00%), 3.40%, 05/25/58(b)		5,328	5,358,847
Series 2019-SJ2, Class A2, 4.25%, 11/25/58(c)		8,100	8,343,197
Series 2019-SJ2, Class M1, 4.50%, 11/25/58(c)		20,440	21,245,822
Tricon American Homes Trust(a):
Series 2017-SFR2, Class F, 5.10%, 01/17/36		5,382	5,593,210
Series 2018-SFR1, Class E, 4.56%, 05/17/37		2,360	2,469,008
Series 2018-SFR1, Class F, 4.96%, 05/17/37		1,630	1,691,477
Velocity Commercial Capital Loan Trust:
Series 2016-2, Class M1, 3.66%, 10/25/46(c)		1,094	1,121,431
Series 2016-2, Class M2, 4.46%, 10/25/46(c)		589	601,181
Series 2017-1, Class M2, (LIBOR USD 1 Month + 0.00%), 4.45%, 05/25/47(a)		1,110	1,122,317

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Series 2017-1, Class M3, (LIBOR USD 1 Month + 0.00%), 5.35%, 05/25/47(a)	USD	1,110	$1,141,533
Vericrest Opportunity Loan Trust(a)(e):
Series 2019-NPL2, Class A1, 3.97%, 02/25/49		3,972	4,009,417
Series 2019-NPL3, Class A1, 3.97%, 03/25/49		24,170	24,344,735
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 2.53%, 07/25/37(a)(b)		7,625	7,193,258
WaMu Asset-Backed Certificates Trust(b):
Series 2007-HE2, Class 2A3, (LIBOR USD 1 Month + 0.25%), 2.65%, 04/25/37		25,623	13,482,907
Series 2007-HE2, Class 2A4, (LIBOR USD 1 Month + 0.36%), 2.76%, 04/25/37		2,746	1,468,249
Washington Mutual Asset-Backed CertificatesTrust(b):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.58%, 09/25/36		16,702	7,814,186
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 2.56%, 10/25/36		6,275	5,075,455
Series 2006-HE5, Class 2A2, (LIBOR USD 1 Month + 0.18%), 2.58%, 10/25/36		21,080	10,941,528
Series 2007-HE2, Class 2A2, (LIBOR USD 1 Month + 0.22%), 2.62%, 02/25/37		15,660	6,789,332
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 2.80%, 06/25/37(a)(b)		6,789	2,844,878

			2,417,877,233

Total Asset-Backed Securities — 14.9% (Cost: $5,010,225,652)			4,964,593,617

		Shares

Common Stocks — 1.8%

Canada — 0.0%(g)
Largo Resources Ltd.(h)		1,110,300	1,534,606
Northern Graphite Corp.		435,208	46,526

			1,581,132

France — 0.0%
Engie SA		323,000	4,897,809
Orange SA		313,049	4,937,753

			9,835,562

Germany — 0.1%
Daimler AG (Registered)		485,845	27,096,453

Ghana — 0.0%
Tullow Oil plc		356,805	954,507

Italy — 0.1%
Enel SpA		696,665	4,859,761
Snam SpA		941,398	4,683,288

Security	Shares	Value

Italy (continued)
UniCredit SpA	521,200	$6,415,363

		15,958,412

Netherlands — 0.1%
ABN AMRO Group NV, CVA(a)	150,000	3,209,625
Altice Europe NV(g)	519,641	1,861,177
ING Groep NV	678,400	7,858,411
Koninklijke KPN NV	1,501,433	4,610,598
NXP Semiconductors NV	172,800	16,867,008
Royal Dutch Shell plc, Class A	110,000	3,581,954

		37,988,773

Spain — 0.0%
Iberdrola SA	487,965	4,858,267
Telefonica SA	600,573	4,938,693

		9,796,960

Sweden — 0.0%
Telia Co. AB	1,115,000	4,943,150

United Kingdom — 0.0%
BAE Systems plc	801,580	5,037,839
National Grid plc	458,500	4,876,089

		9,913,928

United States — 1.5%
AbbVie, Inc.	61,815	4,495,187
Advanced Micro Devices, Inc.(g)	111,619	3,389,869
Alphabet, Inc., Class A(g)	7,161	7,753,931
Altice USA, Inc., Class A	1,004,957	24,470,703
Analog Devices, Inc.	30,421	3,433,618
Applied Materials, Inc.	332,400	14,928,084
AT&T, Inc.	14,858	497,892
Bank of America Corp.	363,370	10,537,730
Beazer Homes USA, Inc.(g)	115,877	1,113,578
Biogen, Inc.(g)	16,241	3,798,283
BorgWarner, Inc.	136,705	5,738,876
Broadcom, Inc.	11,984	3,449,714
Caesars Entertainment Corp.(g)	2,680,882	31,688,025
CBS Corp. (Non-Voting), Class B	46,000	2,295,400
Centene Corp.(g)	120,303	6,308,689
Centennial Resource Development, Inc., Class A(g)	225,200	1,709,268
Century Communities, Inc.(g)	199,551	5,304,066
Cisco Systems, Inc.	59,531	3,258,132
Corning, Inc.	102,021	3,390,158
Delta Air Lines, Inc.	549,326	31,174,250
Diamondback Energy, Inc.	224,015	24,410,915
DR Horton, Inc.	523,527	22,579,719
Everi Holdings, Inc.(g)	138,121	1,647,784
FedEx Corp.	127,200	20,884,968
Golden Entertainment, Inc.(g)	96,416	1,349,824
HCA Healthcare, Inc.	124,041	16,766,622
Humana, Inc.	25,727	6,825,373
Intelsat SA(g)	82,140	1,597,623
International Game Technology plc	111,614	1,447,634
JPMorgan Chase &Co.	198,300	22,169,940
Lam Research Corp.	72,292	13,579,329
Lennar Corp., Class A	495,574	24,015,516
Liberty Oilfield Services, Inc., Class A	306,493	4,959,057
Lions Gate Entertainment Corp., Class A	391,750	4,798,937
M/I Homes, Inc.(g)	199,269	5,687,137
Microchip Technology, Inc.	72,810	6,312,627
Mohawk Industries, Inc.(g)	28,300	4,173,401
Mylan NV(g)	281,250	5,355,000
NVIDIA Corp.	88,690	14,565,559

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
PACCAR, Inc.		88,161	$6,317,617
Packaging Corp. of America		59,437	5,665,535
PulteGroup, Inc.		458,964	14,512,442
Rattler Midstream LP		718,997	13,941,352
Scientific Games Corp., Class A(g)		42,977	851,804
Sciplay Corp., Class A(g)		165,642	2,270,952
Sunoco LP		360,151	11,265,523
Target Hospitality Corp.(g)		659,535	6,001,768
Taylor Morrison Home Corp., Class A(g)		525,097	11,006,033
Texas Instruments, Inc.		180,674	20,734,148
Toll Brothers, Inc.		131,200	4,804,544
Vantage Drilling Co.(g)		1,556,671	17,590
Vistra Energy Corp.		118,070	2,673,105
Walt Disney Co. (The)		39,975	5,582,109
Westrock Co.		131,213	4,785,338
William Lyon Homes, Class A(g)		239,556	4,367,106
Xilinx, Inc.		29,526	3,481,706

			490,141,090

Total Common Stocks — 1.8% (Cost: $594,565,967)			608,209,967

		Par (000)

Corporate Bonds — 36.9%

Argentina — 0.2%
Banco Hipotecario SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 4.00%), 51.25%, 11/07/22(a)(b)	ARS	360,060	6,950,979
Generacion Mediterranea SA, 9.63%, 07/27/23(a)	USD	13,368	11,153,925
Stoneway Capital Corp.:
10.00%, 03/01/27		10,177	9,578,963
10.00%, 03/01/27(a)		23,138	21,778,289
Tarjeta Naranja SA, (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.50%), 18.49%, 04/11/22(a)(b)		16,330	5,588,685

			55,050,841

Australia — 0.1%
Origin Energy Finance Ltd., (EUR Swap Annual 5 Year + 3.67%), 4.00%, 09/16/74(b)	EUR	2,616	2,994,197
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28	USD	12,000	12,220,488
QBE Insurance Group Ltd., (USD Swap Semi 10 Year + 4.40%), 5.87%, 06/17/46(b)		2,817	2,951,049
Santos Finance Ltd.:
4.13%, 09/14/27		3,281	3,234,751
5.25%, 03/13/29		13,300	13,893,963

			35,294,448

Austria — 0.2%(b)
BAWAG Group AG:
(EUR Swap Annual 5 Year + 4.42%), 5.00%(i)	EUR	7,000	7,909,108
(EUR Swap Annual 5 Year + 2.30%), 2.38%, 03/26/29		14,400	16,649,457
Erste Group Bank AG(i):
(EUR Swap Annual 5 Year + 9.02%), 8.88%		17,800	23,225,834

Security		Par (000)	Value

Austria (continued)
(EUR Swap Annual 5 Year + 6.20%), 6.50%	EUR	2,000	$2,603,959
(EUR Swap Annual 5 Year + 4.85%), 5.13%		14,000	16,795,921
Raiffeisen Bank International AG, (EUR Swap Annual 5 Year +5.95%), 6.12%(i)		14,200	16,801,572

			83,985,851

Belgium — 0.3%
Anheuser-Busch Cos. LLC, 3.65%, 02/01/26	USD	16,000	16,823,268
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25		16,355	17,716,117
4.75%, 01/23/29		15,721	17,846,576
KBC Group NV:
1.00%, 04/26/21	EUR	7,300	8,461,234
(EUR Swap Annual 5 Year + 4.69%), 4.75%(b)(i)		10,600	12,776,455
(EUR Swap Annual 5 Year + 3.59%), 4.25%(b)(i)		6,600	7,337,201
Solvay Finance SA(b)(i):
(EUR Swap Annual 5 Year + 3.70%), 5.42%		7,094	9,355,628
(EUR Swap Annual 5 Year + 5.22%), 5.87%		900	1,202,442
Solvay SA, (EUR Swap Annual 5 Year + 3.92%), 4.25%(b)(i)		2,700	3,360,301

			94,879,222

Brazil — 0.8%
Azul Investments LLP, 5.88%, 10/26/24(a)	USD	1,177	1,156,035
Braskem Netherlands Finance BV, 4.50%, 01/10/28(a)		5,113	5,155,023
BRF GmbH, 4.35%, 09/29/26(a)		11,000	10,563,300
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)		10,000	10,484,062
Gol Finance, Inc., 7.00%, 01/31/25(a) .		16,669	16,252,275
Itau Unibanco Holding SA(a)(b)(i):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.98%), 6.13%		7,819	7,961,697
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 6.50%		4,821	4,956,590
Klabin Austria GmbH, 5.75%, 04/03/29(a)		8,000	8,507,200
Klabin Finance SA, 4.88%, 09/19/27(a)		16,379	16,614,448
Marfrig Holdings Europe BV, 8.00%, 06/08/23(a)		8,000	8,320,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(a)		5,217	5,112,524
Odebrecht Offshore Drilling Finance Ltd.(a):
6.72%, 12/01/22		5,512	5,299,692
7.72%, (7.72% Cash or 7.72% PIK), 12/01/26(j)		200	48,786
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(i)(k)		1,010	8,582
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(j)		20,000	20,675,000
Petrobras Global Finance BV:
8.75%, 05/23/26		10,500	12,968,550
6.00%, 01/27/28		7,972	8,476,229
7.25%, 03/17/44		50,450	56,094,094

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Brazil (continued)
Rumo Luxembourg SARL, 5.88%, 01/18/25(a)	USD	11,185	$11,855,680
Suzano Austria GmbH(a):
6.00%, 01/15/29		17,217	18,809,572
5.00%, 01/15/30		5,000	5,074,000
7.00%, 03/16/47		9,994	11,368,175
Vale Overseas Ltd., 4.38%, 01/11/22		8,000	8,247,500

			254,009,014

Canada — 0.5%
1011778 BC ULC(a):
4.63%, 01/15/22		11,929	11,929,000
4.25%, 05/15/24		3,784	3,826,570
Air Canada Pass-Through Trust, Series 2015-2, Class B, 5.00%, 12/15/23(a)		10,994	11,477,023
Brookfield Residential Properties, Inc.(a):
6.50%, 12/15/20		9,700	9,712,125
6.13%, 07/01/22		1,254	1,275,945
Cenovus Energy, Inc., 3.80%, 09/15/23		3,740	3,848,124
Enbridge, Inc., 4.00%, 10/01/23		10,361	10,886,685
Entertainment One Ltd., 4.63%, 07/15/26	GBP	2,365	3,087,528
Gran Tierra Energy, Inc., 7.75%, 05/23/27(a)	USD	8,000	7,872,000
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		41,000	37,412,500
Largo Resources Ltd., 9.25%, 06/01/21(a)		1,796	1,881,130
Mattamy Group Corp., 6.50%, 10/01/25(a)		1,000	1,053,750
NOVA Chemicals Corp.(a):
5.25%, 08/01/23		21,874	22,174,768
4.88%, 06/01/24		16,606	17,187,210
Seven Generations Energy Ltd., 5.38%, 09/30/25(a)		1,720	1,655,500
Suncor Energy, Inc., 6.50%, 06/15/38		19,800	26,533,888

			171,813,746

Cayman Islands — 0.0%
Ambac LSNI LLC, (LIBOR USD 3 Month +5.00%), 7.32%, 02/12/23(a)(b)		8,488	8,625,906
Pearl Holding III Ltd., 9.50%, 12/11/22		7,000	5,701,500

			14,327,406

Chile — 0.1%(a)
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29		6,175	6,483,750
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26		6,000	6,327,000
Latam Finance Ltd., 7.00%, 03/01/26		11,000	11,497,750
Sociedad Quimica y Minera de Chile SA, 4.25%, 05/07/29		8,256	8,672,928

			32,981,428

China — 2.1%
21Vianet Group, Inc., 7.88%, 10/15/21		4,825	4,957,688
Agile Group Holdings Ltd.:
8.50%, 07/18/21		3,459	3,673,312
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(b)(i)		2,602	2,552,399
Anton Oilfield Services Group, 9.75%, 12/05/20		5,062	5,171,974
Baoxin Auto Finance I Ltd.:
7.90%, 02/09/20		3,260	3,219,250

Security		Par (000)	Value

China (continued)
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(b)(i)	USD	8,180	$7,415,681
Baozun, Inc., 1.63%, 05/01/24(a)(l)		2,577	2,991,356
Beijing Environment Bvi Co. Ltd., 5.30%, 10/18/21		7,725	7,824,669
Bi Hai Co. Ltd., 6.25%, 03/05/22		4,575	4,680,341
CCTI Ltd., 3.63%, 08/08/22		18,215	17,964,544
Central China Real Estate Ltd.:
7.33%, 01/27/20		4,595	4,629,463
6.88%, 10/23/20		5,300	5,372,875
6.50%, 03/05/21		1,670	1,680,418
Central Huijin Investment Ltd., 3.83%, 05/22/24	CNY	40,000	5,807,373
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21	USD	9,000	9,337,500
8.60%, 04/08/24		1,708	1,727,215
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		8,395	8,654,322
Chalieco Hong Kong Corp. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year +8.29%), 5.70%(b)(i)		5,374	5,397,356
Chang Development International Ltd., 3.63%, 01/20/20		7,375	7,338,480
China Aoyuan Group Ltd.:
7.95%, 09/07/21		6,305	6,585,107
8.50%, 01/23/22		6,460	6,820,909
7.95%, 02/19/23		6,000	6,251,640
China Cinda Finance 2017 I Ltd., 4.75%, 02/21/29		7,335	7,916,767
China City Construction International Co. Ltd., 5.35%, 07/03/17(d)(g)(m)	CNY	2,990	304,582
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23(k)(l)	HKD	51,000	6,658,675
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year +1.88%), 4.25%, 02/27/29(b)	USD	8,470	8,745,275
China Education Group Holdings Ltd., 2.00%, 03/28/24(l)	HKD	73,000	10,127,597
China Evergrande Group:
7.00%, 03/23/20	USD	12,000	12,063,750
6.25%, 06/28/21		3,217	3,103,399
9.50%, 04/11/22		4,630	4,583,700
4.25%, 02/14/23(l)	HKD	150,000	17,995,843
10.00%, 04/11/23	USD	6,000	5,833,260
7.50%, 06/28/23		8,000	7,200,000
8.75%, 06/28/25		15,000	13,293,750
China Railway Construction Corp. Ltd., 1.50%, 12/21/21(l)	CNY	58,000	8,452,196
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	13,838	13,816,378
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		8,000	8,380,000
7.45%, 04/17/21		4,732	4,841,916
7.38%, 04/09/24		699	685,675
China Singyes Solar Technologies Holdings Ltd.(g)(m):
6.75%, 10/17/19		321	250,380
0.00%, 02/15/20(n)		2,391	1,864,980
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		11,875	11,759,219

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.03%), 3.88%, 07/26/27(b)	USD	7,245	$7,224,623
CIFI Holdings Group Co. Ltd.:
6.38%, 05/02/20		8,000	8,060,000
6.88%, 04/23/21		8,443	8,639,627
5.50%, 01/23/22		12,608	12,487,233
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		18,345	19,184,651
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		31,237	31,440,041
Ctrip.com International Ltd., 1.25%, 09/15/22(l)		2,028	2,020,395
Easy Tactic Ltd.:
7.00%, 04/25/21		2,800	2,856,000
9.13%, 07/28/22		6,400	6,784,000
European TopSoho SARL, 4.00%, 09/21/21(l)	EUR	1,800	2,017,102
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21	USD	5,085	4,856,175
11.75%, 04/17/22		1,920	1,881,600
7.95%, 07/05/22		5,938	5,310,799
Future Land Development Holdings Ltd.:
5.00%, 02/16/20		4,475	4,475,000
6.50%, 09/12/20		7,500	7,575,000
7.50%, 01/22/21		7,100	7,295,250
GLP China Holdings Ltd., 4.97%, 02/26/24		9,560	10,011,131
Guojing Capital BVI Ltd., 3.95%, 12/11/22		5,739	5,722,859
Harvest International Co., 0.00%, 11/21/22(k)(l)	HKD	96,000	12,296,939
HBIS Group Hong Kong Co. Ltd., 4.25%, 04/07/20	USD	7,829	7,809,428
Huachen Energy Co. Ltd., 6.63%, 05/18/20(g)(m)		6,372	4,106,945
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		1,606	1,603,880
Jingrui Holdings Ltd., 9.45%, 04/23/21		7,000	6,679,750
Kaisa Group Holdings Ltd.:
7.25%, 06/30/20		869	870,358
8.50%, 06/30/22		4,146	3,962,021
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(b)(i)		6,420	5,585,400
Knight Castle Investments Ltd., 7.99%, 01/23/21		6,000	4,205,160
Leader Goal International Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.92%), 4.25%(b)(i)		7,900	7,974,063
Logan Property Holdings Co. Ltd.:
6.88%, 04/24/21		3,771	3,843,398
7.50%, 08/25/22		4,529	4,687,515
Luye Pharma Group Ltd., 1.50%, 07/09/24(l)		9,500	9,500,000
New Metro Global Ltd., 6.50%, 04/23/21		4,735	4,782,350
Nickel Resources International Holdings Co. Ltd., Series 1, 12.00%, 12/12/18(g)(m)	HKD	8,000	102,410

Security		Par (000)	Value

China (continued)
PetroChina Co. Ltd.:
3.66%, 02/22/24	CNY	60,000	$8,596,789
3.96%, 04/23/24		100,000	14,590,507
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(k)(l)	USD	17,671	17,352,922
Powerlong Real Estate Holdings Ltd., 6.95%, 04/17/21		6,000	6,000,000
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		11,147	8,694,660
Redco Group, 13.50%, 01/21/20		4,865	5,010,950
Rock International Investment, Inc., 6.63%, 03/27/20		6,111	4,842,968
Rongshi International Finance Ltd., 3.75%, 05/21/29		17,935	18,640,412
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		2,630	2,810,812
10.50%, 03/01/22		2,000	2,093,125
8.75%, 10/25/22		5,260	5,194,819
Shandong Iron and Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		2,421	2,416,645
Shandong Iron And Steel Xinheng International Co. Ltd., 8.50%, 12/05/21		400	411,184
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22(k)(l)		737	747,443
Shui On Development Holding Ltd., (USD Swap Semi 5 Year + 8.81%), 7.50%(b)(i)(l)		7,000	7,253,750
Sino-Ocean Land Treasure IV Ltd., 5.25%, 04/30/22		4,795	4,963,949
Sunac China Holdings Ltd., 7.25%, 06/14/22		5,420	5,426,775
Tencent Holdings Ltd.:
3.98%, 04/11/29		14,000	14,603,085
4.53%, 04/11/49		2,575	2,821,559
Tewoo Group No. 5 Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.37%), 5.80%(b)(i)		2,506	1,276,494
Times China Holdings Ltd.:
7.63%, 02/21/22		8,000	8,240,000
5.75%, 04/26/22		5,000	4,900,000
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		4,289	3,660,393
Vertex Capital Investment Ltd., 4.75%, 04/03/24		5,715	5,867,360
Weichai International Hong Kong Energy Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.08%), 3.75%(b)(i)		6,329	6,227,975
Xinyuan Real Estate Co. Ltd.:
8.13%, 08/30/19		783	782,021
9.88%, 03/19/20		3,785	3,724,677
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		7,915	7,896,083
Yuzhou Properties Co. Ltd.:
8.63%, 01/23/22		7,100	7,419,500
8.50%, 02/26/24		7,000	7,161,875
YY, Inc., 0.75%, 06/15/25(a)(l)		1,667	1,681,492

			695,092,541

Colombia — 0.1%
Avianca Holdings SA, 8.38%, 05/10/20		1,736	1,666,903
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		9,200	9,067,750

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colombia (continued)
Frontera Energy Corp., 9.70%, 06/25/23(a)	USD	7,000	$7,444,062
Millicom International Cellular SA, 6.63%, 10/15/26(a)		6,000	6,537,413
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28(a)		8,374	9,408,189

			34,124,317

Czech Republic — 0.0%
Residomo SRO, 3.38%, 10/15/24	EUR	8,238	9,724,141

Denmark — 0.1%
DKT Finance ApS:
7.00%, 06/17/23		10,906	13,543,562
9.38%, 06/17/23(a)	USD	2,900	3,139,250
Nykredit Realkredit A/S, 0.75%, 07/14/21	EUR	7,368	8,487,638

			25,170,450

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)	USD	5,000	5,256,250

France — 0.5%
Altice France SA:
6.25%, 05/15/24(a)		1,109	1,142,270
7.38%, 05/01/26(a)		8,200	8,405,000
5.88%, 02/01/27	EUR	8,400	10,339,650
8.13%, 02/01/27(a)	USD	9,800	10,290,000
BNP Paribas SA(b)(i):
(EUR Swap Annual 5 Year +5.23%), 6.12%	EUR	1,618	2,053,660
(USD Swap Semi 5 Year + 4.15%), 6.63%	USD	32,825	34,179,031
(USD Swap Semi 5 Year + 5.15%), 7.38%		14,600	16,224,250
Caisse Nationale de Reassurance Mutuelle Agricole Groupama:
(EURIBOR 3 Month + 5.77%), 6.37%(b)(i)	EUR	700	923,565
6.00%, 01/23/27		2,200	3,111,840
Casino Guichard Perrachon SA, (EUR Swap Annual 5 Year + 3.82%), 3.99%(b)(i)		400	234,243
CMA CGM SA, 6.50%, 07/15/22		900	890,181
Credit Agricole Assurances SA, (EUR Swap Annual 5 Year + 4.35%), 4.50%(b)(i)		400	502,242
Credit Agricole SA(b)(i):
(EUR Swap Annual 5 Year + 5.12%), 6.50%		5,198	6,461,730
(USD Swap Semi 5 Year + 4.32%), 6.87%(a)	USD	7,540	7,917,000
Credit Mutuel Arkea SA:
3.50%, 02/09/29	EUR	3,700	4,728,904
3.38%, 03/11/31		5,900	7,372,130
Engie SA(b)(i):
Series NC10, (EUR Swap Annual 10 Year + 2.65%), 3.88%		1,100	1,397,065
(EUR Swap Annual 5 Year + 3.17%), 3.25%		7,000	8,680,864
Loxam SAS:
3.50%, 04/15/22		235	272,429
3.50%, 05/03/23		1,000	1,158,705
Orano SA, 3.38%, 04/23/26		2,400	2,827,176
Paprec Holding SA, 4.00%, 03/31/25		720	787,421

Security		Par (000)	Value

France (continued)
Parts Europe SA:
(EURIBOR 3 Month + 4.38%), 4.38%, 05/01/22(b)	EUR	1,156	$1,316,140
4.38%, 05/01/22		4,778	5,462,185
(EURIBOR 3 Month + 5.50%), 5.50%, 05/01/22(b)		5,069	5,792,779
Rexel SA, 2.63%, 06/15/24		1,310	1,534,289
Societe Generale SA, (USD Swap Semi 5 Year + 6.24%), 7.38%(a)(b)(i)	USD	600	630,780
SPIE SA:
3.13%, 03/22/24	EUR	700	860,642
2.63%, 06/18/26		1,700	1,979,599
Teleperformance, 1.88%, 07/02/25		2,200	2,630,473
TOTAL SA(b)(i):
(EUR Swap Annual 5 Year + 1.86%), 2.25%		181	211,990
(EUR Swap Annual 5 Year + 2.75%), 2.71%		440	534,721

			150,852,954

Germany — 0.8%
ADLER Real Estate AG:
1.88%, 04/27/23		1,500	1,724,583
2.13%, 02/06/24		3,668	4,247,885
3.00%, 04/27/26		2,200	2,595,290
AT Securities BV, (USD Swap Semi 5 Year + 3.55%), 5.25%(b)(i)	USD	2,250	2,201,625
ATF Netherlands BV, (EUR Swap Annual 5 Year + 4.38%), 3.75%(b)(i)	EUR	8,100	9,602,601
Bayer US Finance II LLC(a):
3.50%, 06/25/21	USD	2,030	2,059,403
4.25%, 12/15/25		42,310	44,767,280
Bayer US Finance LLC, 3.38%, 10/08/24(a)		7,247	7,281,227
Consus Real Estate AG, 9.63%, 05/15/24	EUR	6,962	7,738,369
Deutsche Bank AG:
1.13%, 08/30/23		8,875	10,403,597
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(b)	USD	3,200	2,939,989
Deutsche Pfandbriefbank AG:
Series 3529, (EURIBOR Swap Rate 5 Year + 5.38%), 5.75%(b)(i)	EUR	6,800	7,897,132
4.60%, 02/22/27		300	371,473
Encavis Finance BV, (EUR Swap Annual 5 Year + 1.10%), 5.25%(b)(i)(l)		2,400	2,841,245
IHO Verwaltungs GmbH(j):
3.62%, (3.62% Cash or 4.38% PIK), 05/15/25		7,014	8,155,070
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(n)		2,664	3,074,673
IKB Deutsche Industriebank AG, (EUR Swap Annual 5 Year + 3.62%), 4.00%, 01/31/28(b)		9,200	10,286,783
Merck KGaA, (EUR Swap Annual 5 Year + 2.94%), 2.87%, 06/25/79(b)		11,900	13,972,005
Nidda BondCo GmbH:
5.00%, 09/30/25		800	891,131
7.25%, 09/30/25		1,972	2,350,663
Platin 1426 GmbH, 5.38%, 06/15/23		5,152	5,894,309
RWE AG, (EUR Swap Annual 5 Year + 2.64%), 2.75%, 04/21/75(b)		6,042	7,011,832
Schaeffler AG:
1.13%, 03/26/22		4,905	5,708,546
1.88%, 03/26/24		2,450	2,908,112

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
SGL Carbon SE, 4.63%, 09/30/24	EUR	1,078	$1,271,246
Summit Properties Ltd., 2.00%, 01/31/25		848	924,292
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		1,400	1,688,985
Tele Columbus AG, 3.88%, 05/02/25		300	317,357
thyssenkrupp AG, 2.88%, 02/22/24		9,986	11,836,762
Unitymedia GmbH:
6.13%, 01/15/25(a)	USD	7,738	8,049,455
3.75%, 01/15/27	EUR	5,600	6,741,929
Unitymedia Hessen GmbH &Co. KG:
5.00%, 01/15/25(a)	USD	26,591	27,388,730
3.50%, 01/15/27	EUR	326	392,336
6.25%, 01/15/29		2,723	3,443,152
Volkswagen Bank GmbH, 0.63%, 09/08/21		7,300	8,379,023
Volkswagen Financial Services AG:
0.38%, 04/12/21		7,388	8,439,807
2.25%, 10/01/27		2,000	2,409,638
Volkswagen International Finance NV:
2.00%, 03/26/21		3,325	3,911,448
0.50%, 03/30/21		7,300	8,356,263
(EUR Swap Annual 5 Year + 2.54%), 2.70%(b)(i)		7,800	8,989,162
(EUR Swap Annual 10 Year + 3.35%), 5.13%(b)(i)		2,700	3,431,621
(EUR Swap Annual 10 Year + 3.98%), 4.62%(b)(i)		800	971,083
ZF North America Capital, Inc., 4.50%, 04/29/22(a)	USD	9,904	10,093,133

			283,960,245

Ghana — 0.0%
Tullow Oil plc, 6.25%, 04/15/22(a)		3,500	3,525,156

Greece — 0.0%
OTE plc, 3.50%, 07/09/20	EUR	1,481	1,736,116

Guatemala — 0.0%
Energuate Trust, 5.88%, 05/03/27(a)	USD	5,000	5,112,500

Guernsey — 0.0%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		1,749	1,798,194

Hong Kong — 0.1%
Bagan Capital Ltd., 0.00%, 09/23/21(k)(l)		14,650	14,503,500
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.68%), 5.63%(b)(i)		4,563	4,545,070
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(b)(i)		2,067	1,923,504
Hongkong &Shanghai Banking Corp. Ltd. (The), Series 3H, (LIBOR USD 3 Month + 0.00%), 2.81%(b)(i)		5,430	3,799,588
Joy Treasure Assets Holdings, Inc., 4.50%, 03/20/29		4,235	4,453,367
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		4,805	4,513,097
REXLot Holdings Ltd.(g)(l)(m):
6.00%, 04/28/17(d)	HKD	1,103	107,292
4.50%, 04/17/19		15,091	1,545,478

			35,390,896

Security		Par (000)	Value

India — 0.2%
Adani Ports &Special Economic Zone Ltd.:
4.00%, 07/30/27	USD	650	$649,391
4.38%, 07/03/29(a)		5,289	5,364,509
4.38%, 07/03/29		5,700	5,683,071
Adani Transmission Ltd., 4.00%, 08/03/26		7,159	7,150,051
Greenko Investment Co., 4.88%, 08/16/23		7,528	7,339,800
Jubilant Pharma Ltd., 6.00%, 03/05/24		7,000	7,150,290
ReNew Power Synthetic, 6.67%, 03/12/24		8,000	8,165,480
Suzlon Energy Ltd., 5.75%, 07/16/19(e)(l)		5,000	3,006,250
UPL Corp. Ltd., 4.50%, 03/08/28		12,282	12,453,978
Vedanta Resources Finance II plc, 8.00%, 04/23/23		4,000	4,045,000
Vedanta Resources Ltd., 6.38%, 07/30/22		10,000	9,884,375
Videocon Industries Ltd., 2.84%, 12/31/20(e)(g)(l)(m)		735	205,271

			71,097,466

Indonesia — 0.1%
Alam Synergy Pte. Ltd., 6.63%, 04/24/22		4,110	4,017,525
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		5,000	5,162,500
Global Prime Capital Pte. Ltd., 7.25%, 04/26/21		3,903	4,044,093
LLPL Capital Pte. Ltd., 6.88%, 02/04/39		6,925	7,885,844
Medco Straits Services Pte. Ltd., 8.50%, 08/17/22		13,062	14,070,223

			35,180,185

Ireland — 0.4%
Allied Irish Banks plc(b):
(EUR Swap Annual 5 Year + 7.34%), 7.38%(i)	EUR	11,889	14,583,601
(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/25		2,389	2,844,730
Ardagh Packaging Finance plc:
4.25%, 09/15/22(a)	USD	10,308	10,411,080
4.13%, 05/15/23	EUR	5,868	6,889,359
4.63%, 05/15/23(a)	USD	24,674	25,074,952
6.75%, 05/15/24	EUR	1,874	2,285,417
7.25%, 05/15/24(a)	USD	1,176	1,239,210
4.75%, 07/15/27	GBP	13,119	16,243,962
Bank of Ireland, (EUR Swap Annual 5 Year + 6.96%), 7.38%(b)(i)	EUR	6,846	8,212,598
Bank of Ireland Group plc(b):
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.70%), 3.12%, 09/19/27	GBP	600	748,178
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27	USD	5,725	5,573,754
C&W Senior Financing DAC, 6.88%, 09/15/27(a)		16,820	17,368,332
eircom Finance DAC, 3.50%, 05/15/26	EUR	1,657	1,945,410
Europcar Mobility Drive DAC, 4.00%, 04/30/26		2,333	2,711,482
Virgin Media Receivables Financing Notes I DAC:
5.50%, 09/15/24	GBP	2,686	3,520,650

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ireland (continued)
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23	GBP	6,523	$8,563,051

			128,215,766

Israel — 0.1%
Teva Pharmaceutical Finance IV LLC, 2.25%, 03/18/20	USD	6,329	6,249,097
Teva Pharmaceutical Finance
Netherlands III BV:
1.70%, 07/19/19		9,048	9,023,683
2.20%, 07/21/21		4,815	4,556,194

			19,828,974

Italy — 0.8%
Assicurazioni Generali SpA:
4.13%, 05/04/26	EUR	1,600	2,029,605
(EURIBOR 3 Month + 7.11%), 7.75%, 12/12/42(b)		4,400	6,000,717
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47(b)		2,038	2,655,131
Banca Carige SpA, 0.75%, 07/26/20		11,300	12,880,233
Banco BPM SpA:
1.75%, 04/24/23		1,790	2,013,133
2.50%, 06/21/24		3,700	4,209,138
Buzzi Unicem SpA, 2.13%, 04/28/23		5,356	6,318,694
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.88%, 06/30/26(b)		2,509	2,882,940
Intesa Sanpaolo SpA:
5.15%, 07/16/20		1,750	2,089,222
(EUR Swap Annual 5 Year + 6.88%), 7.00%(b)(i)		13,611	16,290,263
(EUR Swap Annual 5 Year + 7.19%), 7.75%(b)(i)		26,330	33,697,531
Leonardo US Holdings, Inc.(a):
7.38%, 07/15/39	USD	676	726,700
6.25%, 01/15/40		478	466,050
Nexi Capital SpA, 4.13%, 11/01/23	EUR	2,653	3,123,705
Rossini SARL, 6.75%, 10/30/25		9,919	12,249,669
Sisal Group SpA, 7.00%, 07/31/23		5,410	6,320,366
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	3,455	3,584,562
7.72%, 06/04/38		780	879,450
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	1,039	1,618,192
Telecom Italia SpA:
4.88%, 09/25/20		1,035	1,246,051
1.13%, 03/26/22(l)		8,800	9,869,691
5.88%, 05/19/23	GBP	800	1,104,734
4.00%, 04/11/24	EUR	11,251	13,810,493
5.30%, 05/30/24(a)	USD	3,782	3,914,370
2.75%, 04/15/25	EUR	6,828	7,834,787
UniCredit SpA:
(EUR Swap Annual 5 Year + 6.10%), 6.75%(b)(i)		1,415	1,609,778
6.57%, 01/14/22(a)	USD	11,575	12,304,890
(EUR Swap Annual 5 Year + 9.30%), 9.25%(b)(i)	EUR	8,651	10,992,905
(EUR Swap Annual 5 Year + 6.39%), 6.62%(b)(i)		5,155	5,832,441
(EURIBOR 3 Month + 1.55%), 1.25%, 06/25/25(b)		3,625	4,128,080
(EUR Swap Annual 5 Year + 4.10%), 5.75%, 10/28/25(b)		5,839	6,989,071
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(b)(i)		18,880	22,641,740

Security		Par (000)	Value

Italy (continued)
(EUR Swap Annual 5 Year + 4.32%), 4.38%, 01/03/27(b)	EUR	2,175	$2,581,518
(EUR Swap Annual 5 Year + 4.74%), 4.87%, 02/20/29(b)		11,350	13,617,313
Wind Tre SpA:
(EURIBOR 3 Month + 2.75%), 2.75%, 01/20/24(b)		800	897,148
3.13%, 01/20/25		2,700	3,061,266
5.00%, 01/20/26(a)	USD	9,550	9,244,400

			251,715,977

Jamaica — 0.0%(a)
Digicel Group Two Ltd.:
8.25%, 09/30/22		6,063	1,297,945
7.13%, (7.13% Cash or 9.13% PIK), 04/01/24(j)		3,067	674,584
Digicel Ltd., 6.75%, 03/01/23		1,198	678,368

			2,650,897

Japan — 0.6%
ANA Holdings, Inc.(k)(l):
0.00%, 09/16/22	JPY	70,000	643,173
0.00%, 09/19/24		540,000	4,970,306
Daio Paper Corp., 0.00%, 09/17/20(k)(l)		1,540,000	14,354,362
Ezaki Glico Co. Ltd., 0.00%, 01/30/24(k)(l)		120,000	1,099,178
HIS Co. Ltd.(k)(l):
0.00%, 08/30/19		120,000	983,073
0.00%, 11/15/24		440,000	4,025,427
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20(k)(l)		940,000	8,537,938
Kansai Paint Co. Ltd., 0.00%, 06/17/22(k)(l)		750,000	7,105,159
LINE Corp., 0.00%, 09/19/25(k)(l)		750,000	6,248,342
LIXIL Group Corp.(k)(l):
0.00%, 03/04/20		840,000	7,685,491
0.00%, 03/04/22		370,000	3,360,102
Mitsubishi Chemical Holdings Corp.(k)(l):
0.00%, 03/30/22		1,560,000	14,489,454
0.00%, 03/29/24		420,000	3,891,539
Mitsubishi UFJ Financial Group, Inc., 3.76%, 07/26/23	USD	30,295	31,678,595
Mitsui Sumitomo Insurance Co. Ltd., (USD Swap Semi 5 Year + 3.26%), 4.95%(b)(i)		20,000	21,525,000
SBI Holdings, Inc., 0.00%, 09/13/23(k)(l)	JPY	530,000	5,382,476
Shimizu Corp., 0.00%, 10/16/20(k)(l)		500,000	4,651,042
Shizuoka Bank Ltd. (The), (LIBOR USD 3 Month - 0.50%), 2.08%, 01/25/23(b)(l)	USD	1,900	1,784,164
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	14,728	18,166,969
(USD Swap Rate 5 Year + 4.23%), 6.00%(b)(i)	USD	6,954	6,641,070
4.75%, 09/19/24		510	520,021
4.50%, 04/20/25	EUR	600	758,803
4.75%, 07/30/25		1,935	2,475,324
5.00%, 04/15/28		1,600	2,061,910
4.00%, 09/19/29		4,200	5,021,459
T&D Holdings, Inc., 0.00%, 06/05/20(k)(l)	JPY	780,000	7,162,269
Tohoku Electric Power Co., Inc., 0.00%, 12/03/20(k)(l)		1,070,000	9,824,764
Transcosmos, Inc., 0.00%, 12/22/20(k)(l)		420,000	3,860,574

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Japan (continued)
Yamaguchi Financial Group, Inc.,
(LIBOR USD 3 Month -0.50%), 1.83%, 03/26/20(b)(l)	USD	10,200	$9,960,807

			208,868,791

Jersey — 0.1%
LHC3 plc, 4.12%, (4.12% Cash or 9.00% PIK), 08/15/24(j)	EUR	15,727	18,301,200

Luxembourg — 0.5%
Altice Financing SA:
5.25%, 02/15/23		1,400	1,637,708
6.63%, 02/15/23(a)	USD	4,464	4,575,600
7.50%, 05/15/26(a)		10,840	10,895,284
Altice Finco SA:
7.63%, 02/15/25(a)		700	672,000
4.75%, 01/15/28	EUR	11,630	11,498,943
Altice Luxembourg SA:
8.00%, 05/15/27		3,136	3,626,010
10.50%, 05/15/27(a)	USD	10,550	10,840,125
ArcelorMittal:
5.25%, 08/05/20		570	584,510
3.00%, 04/09/21	EUR	2,525	3,017,504
Dragon Aviation Finance Luxembourg SA, Series 1401, 4.00%, 11/28/22	USD	11,468	11,578,096
Garfunkelux Holdco 2 SA, 11.00%, 11/01/23	GBP	700	731,874
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	9,236	9,642,750
8.50%, 11/01/22	GBP	6,300	7,176,614
(EURIBOR 3 Month + 4.50%), 4.50%, 09/01/23(b)	EUR	640	607,486
Horizon Parent Holdings SARL, 8.25%, (8.25% Cash or 9.00% PIK), 02/15/22(j)		1,025	1,199,025
INEOS Group Holdings SA, 5.38%, 08/01/24		3,700	4,322,970
Intelsat Connect Finance SA, 9.50%, 02/15/23(a)	USD	5,487	4,855,995
Intelsat Jackson Holdings SA:
9.50%, 09/30/22(a)		2,000	2,333,280
5.50%, 08/01/23		4,899	4,470,338
8.00%, 02/15/24(a)		9,200	9,591,000
8.50%, 10/15/24(a)		11,827	11,708,730
9.75%, 07/15/25(a)		5,895	6,012,900
Matterhorn Telecom SA:
3.88%, 05/01/22	EUR	1,117	1,282,842
(EURIBOR 3 Month + 3.25%), 3.25%, 02/01/23(b)		213	241,681
4.00%, 11/15/27		10,630	12,014,534
Monitchem HoldCo 3 SA, 5.25%, 06/15/21		445	506,541
SES SA(b)(i):
(EUR Swap Annual 5 Year + 4.66%), 4.62%		600	718,420
(EUR Swap Annual 5 Year + 5.40%), 5.63%		7,900	9,881,398
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27		6,422	7,924,242

			154,148,400

Macau — 0.0%
Studio City Finance Ltd., 7.25%, 02/11/24	USD	9,900	10,271,250

Security		Par (000)	Value

Malaysia — 0.2%
1MDB Energy Ltd., 5.99%, 05/11/22	USD	15,000	$15,637,576
Cindai Capital Ltd., 0.00%, 02/08/23(k)(l)		25,238	24,891,737
Press Metal Labuan Ltd., 4.80%, 10/30/22		1,446	1,425,666
TNB Global Ventures Capital Bhd., 4.85%, 11/01/28		1,250	1,383,320
Top Glove Labuan Ltd., 2.00%, 03/01/24(l)		8,000	8,045,223

			51,383,522

Mexico — 0.3%
Axtel SAB de CV, 6.38%, 11/14/24(a)		7,500	7,647,656
Banco Mercantil del Norte SA(a)(b)(i):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%		5,000	5,048,844
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.35%), 7.63%		5,000	5,137,500
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	500	597,016
Cemex SAB de CV:
3.72%, 03/15/20(l)	USD	2,709	2,704,767
3.13%, 03/19/26	EUR	1,700	1,978,021
Credito Real SAB de CV SOFOM ER, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.03%), 9.12%(a)(b)(i)	USD	2,417	2,444,947
Cydsa SAB de CV, 6.25%, 10/04/27(a)		13,286	13,290,152
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(a)(b)(i)		10,000	10,499,000
Grupo KUO SAB de CV, 5.75%, 07/07/27(a)		17,892	18,160,380
Grupo Televisa SAB, 5.25%, 05/24/49		15,047	15,460,040
PLA Administradora Industrial S de RL de CV, 5.25%, 11/10/22(a)		7,472	7,745,195
Trust F/1401(a):
4.87%, 01/15/30		8,436	8,507,706
6.39%, 01/15/50		8,071	8,280,039
Unifin Financiera SAB de CV SOFOM ENR, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.31%), 8.88%(a)(b)(i)		10,000	9,137,500

			116,638,763

Mongolia — 0.0%
Mongolian Mortgage Corp. Hfc LLC:
9.75%, 01/29/22		8,000	8,097,500

			8,097,500

Netherlands — 0.9%
ABN AMRO Bank NV:
(EUR Swap Annual 5 Year + 5.45%), 5.75%(b)(i)	EUR	7,700	9,205,798
6.38%, 04/27/21		7,368	9,343,785
(EUR Swap Annual 5 Year + 3.90%), 4.75%(b)(i)		2,200	2,573,666
Aegon NV, (EUR Swap Annual 5 Year + 5.21%), 5.63%(b)(i)		1,475	1,859,577
Cooperatieve Rabobank UA(b)(i):
(EUR Swap Annual 5 Year + 6.70%), 6.62%		1,800	2,264,005
(EUR Swap Annual 5 Year + 4.10%), 4.62%		3,200	3,899,616

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands (continued)
ING Groep NV(b):
(USD Swap Semi 5 Year + 4.20%), 6.75%(i)	USD	19,480	$20,246,343
(USD Swap Semi 5 Year + 1.94%), 4.70%, 03/22/28		5,100	5,309,539
Intertrust Group BV, 3.38%, 11/15/25	EUR	3,336	4,019,450
InterXion Holding NV, 4.75%, 06/15/25		2,723	3,368,799
LeasePlan Corp. NV, (EURIBOR Swap Rate 5 Year + 7.56%), 7.38%(b)(i)		3,500	4,185,735
Lincoln Financing SARL:
3.63%, 04/01/24		1,026	1,207,031
(EURIBOR 3 Month + 3.88%), 3.88%, 04/01/24(b)		4,754	5,432,802
NN Group NV:
(EURIBOR 3 Month + 3.90%), 4.38%(b)(i)		750	935,034
1.63%, 06/01/27		10,000	12,125,533
NXP BV(a):
4.13%, 06/01/21	USD	38,229	39,112,090
4.63%, 06/15/22		350	366,625
3.88%, 09/01/22		23,654	24,321,989
4.63%, 06/01/23		1,615	1,702,371
4.30%, 06/18/29		4,560	4,700,813
OCI NV, 5.00%, 04/15/23	EUR	7,751	9,319,566
Summer BidCo BV, 0.00%, (0.00% Cash or 9.75% PIK), 11/15/25(j)		7,011	8,315,810
United Group BV:
4.38%, 07/01/22		3,134	3,643,454
4.88%, 07/01/24		18,535	21,860,073
UPC Holding BV:
5.50%, 01/15/28(a)	USD	5,230	5,256,150
3.88%, 06/15/29	EUR	12,420	14,828,920
UPCB Finance IV Ltd., 4.00%, 01/15/27		1,179	1,410,038
UPCB Finance VII Ltd., 3.63%, 06/15/29		13,780	16,609,391
Ziggo Bond Co. BV:
7.13%, 05/15/24		211	249,187
4.63%, 01/15/25		2,300	2,700,328
5.88%, 01/15/25(a)	USD	3,500	3,536,470
6.00%, 01/15/27(a)		5,462	5,475,655
Ziggo BV:
4.25%, 01/15/27	EUR	7,214	8,695,221
5.50%, 01/15/27(a)	USD	29,094	29,594,708

			287,675,572

Norway — 0.0%
DNB Bank ASA, (USD Swap Semi 5 Year + 4.08%), 5.75%(b)(i)		1,392	1,404,790

Peru — 0.1%(a)
Inkia Energy Ltd., 5.88%, 11/09/27		5,385	5,512,893
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27		10,000	10,185,000
Telefonica del Peru SAA, 7.38%, 04/10/27	PEN	23,000	7,070,066

			22,767,959

Philippines — 0.0%
Royal Capital BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(b)(i)	USD	1,849	1,832,821

Portugal — 0.0%
Banco Espirito Santo SA(g)(m):
2.63%, 05/08/17	EUR	6,100	1,525,988
4.75%, 01/15/18		15,500	3,877,511

Security		Par (000)	Value

Portugal (continued)
4.00%, 01/21/19	EUR	19,000	$4,753,077
EDP -Energias de Portugal SA, (EUR Swap Annual 5 Year + 4.29%), 4.50%, 04/30/79(b)		900	1,118,054

			11,274,630

Russia — 0.1%(a)
Evraz plc, 5.25%, 04/02/24	USD	9,269	9,639,760
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26		10,000	10,183,150

			19,822,910

Saudi Arabia — 0.1%
SABIC Capital II BV:
4.00%, 10/10/23(a)		10,307	10,672,899
4.50%, 10/10/28		7,782	8,338,413
Saudi Electricity Global Sukuk Co. 4, 4.22%, 01/27/24		7,855	8,232,040

			27,243,352

Singapore — 0.1%
Mulhacen Pte. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 08/01/23(j)	EUR	15,543	16,768,635
Puma International Financing SA, 5.00%, 01/24/26(a)	USD	16,356	14,557,033
United Overseas Bank Ltd., (USD Swap Semi 5 Year + 1.79%), 3.88%(b)(i)		10,261	10,219,315

			41,544,983

South Africa — 0.0%
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	1,840	2,148,169

South Korea — 0.2%
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(b)(i)	USD	10,000	9,650,000
Kakao Corp., Series 11, 0.00%, 05/11/21(k)(l)	KRW	5,200,000	5,103,062
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(b)(i)	USD	9,300	9,050,063
Kookmin Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.64%), 4.35%(b)(i)		15,800	15,927,564
LG Chem Ltd., 0.00%, 04/16/21(k)(l)	EUR	3,300	3,818,097
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(b)(i)	USD	9,100	9,643,156
Woori Bank, 5.13%, 08/06/28		6,200	6,866,395

			60,058,337

Spain — 1.1%
Banco Bilbao Vizcaya Argentaria SA(b)(i):
(EUR Swap Annual 5 Year + 9.18%), 8.88%	EUR	13,800	17,476,942
(EUR Swap Annual 5 Year + 6.04%), 6.00%		23,600	28,174,330
Banco de Sabadell SA:
(EUR Swap Annual 5 Year + 6.41%), 6.50%(b)(i)		6,200	7,027,685
1.75%, 05/10/24		3,400	3,928,361
5.63%, 05/06/26		8,900	11,612,917

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Spain (continued)
(EUR Swap Annual 5 Year + 5.10%), 5.38%, 12/12/28(b)	EUR	8,000	$9,994,290
Banco Santander SA: (EUR Swap Annual 5 Year + 6.80%), 6.75%(b)(i)		7,800	9,663,810
2.71%, 06/27/24	USD	16,000	16,030,400
(EUR Swap Annual 5 Year + 4.10%), 4.75%(b)(i)	EUR	12,400	13,322,958
3.31%, 06/27/29	USD	4,000	4,028,119
Bankia SA(b): (EUR Swap Annual 5 Year + 5.82%), 6.00%(i)	EUR	4,800	5,601,977
(EUR Swap Annual 5 Year + 6.22%), 6.37%(i)		9,800	11,684,377
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 02/15/29		4,300	5,178,452
CaixaBank SA: 1.75%, 10/24/23		3,300	3,915,285
(EUR Swap Annual 5 Year + 6.50%), 6.75%(b)(i)		26,000	31,925,804
(EUR Swap Annual 5 Year + 4.50%), 5.25%(b)(i)		9,000	9,605,825
(EUR Swap Annual 5 Year + 2.35%), 2.75%, 07/14/28(b)		900	1,072,395
(EUR Swap Annual 5 Year + 1.68%), 2.25%, 04/17/30(b)		3,800	4,350,008
Cellnex Telecom SA, 0.50%, 07/05/28(l)		2,500	2,824,505
Cirsa Finance International SARL:
6.25%, 12/20/23		1,036	1,279,429
4.75%, 05/22/25		633	755,773
Codere Finance 2 Luxembourg SA:
6.75%, 11/01/21		800	905,150
7.63%, 11/01/21(a)	USD	7,800	7,563,317
ContourGlobal Power Holdings SA:
3.38%, 08/01/23	EUR	5,495	6,482,615
4.13%, 08/01/25		700	842,534
Distribuidora Internacional de Alimentacion SA:
1.50%, 07/22/19		1,100	1,237,989
1.00%, 04/28/21		4,600	4,289,141
El Corte Ingles SA, 3.00%, 03/15/24		4,033	4,810,341
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(b)(i)		1,100	1,181,202
Hipercor SA, 3.88%, 01/19/22		10,100	12,290,131
Iberdrola International BV, (EUR Swap Annual 5 Year + 2.97%), 3.25%(b)(i)		13,900	17,066,351
Mapfre SA, (EURIBOR 3 Month + 4.30%), 4.13%, 09/07/48(b)		1,400	1,751,334
Naturgy Finance BV(b)(i): (EUR Swap Annual 8 Year + 3.35%), 4.13%		11,200	13,834,314
(EUR Swap Annual 9 Year + 3.08%), 3.38%		1,700	2,032,217
NH Hotel Group SA, 3.75%, 10/01/23		879	1,026,243
Repsol International Finance BV(b): (EUR Swap Annual 6 Year + 3.56%), 3.88%(i)		7,331	8,773,724
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		2,296	2,965,654
Telefonica Europe BV(b)(i): (GBP Swap 5 Year + 4.46%), 6.75%	GBP	1,400	1,885,673
(EUR Swap Annual 5 Year + 3.86%), 3.75%	EUR	14,100	16,935,324
(EUR Swap Annual 5 Year + 2.33%), 2.63%		1,400	1,609,849

Security		Par (000)	Value

Spain (continued)
(EUR Swap Annual 10 Year + 4.30%), 5.88%	EUR	6,300	$8,309,926
(EUR Swap Annual 6 Year + 4.11%), 4.38%		35,700	44,020,640
Tendam Brands SAU, 5.00%, 09/15/24		1,839	2,136,274

			361,403,585

Sweden — 0.1%
Intrum AB, 2.75%, 07/15/22		1,592	1,827,540
Telefonaktiebolaget LM Ericsson, 1.88%, 03/01/24		1,200	1,426,469
Telia Co. AB, 4.75%, 11/16/21		6,000	7,606,687
Verisure Holding AB, 3.50%, 05/15/23		7,972	9,427,559
Verisure Midholding AB, 5.75%, 12/01/23		6,189	7,275,182

			27,563,437

Switzerland — 0.4%(b)
Credit Suisse Group AG(i):
(USD Swap Semi 5 Year + 5.11%), 7.13%	USD	12,125	12,867,656
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)		19,555	20,886,109
(USD Swap Semi 5 Year + 4.60%), 7.50%(a)		3,100	3,410,000
(USD Swap Semi 5 Year + 4.60%), 7.50%		7,592	8,351,200
(USD Swap Semi 5 Year + 3.46%), 6.25%(a)		7,235	7,533,444
(USD Swap Semi 5 Year + 3.46%), 6.25%		6,100	6,351,625
(USD Swap Semi 5 Year + 4.33%), 7.25%(a)		3,650	3,923,750
EFG International Guernsey Ltd.,
(USD Swap Semi 5 Year + 2.98%), 5.00%, 04/05/27		6,300	6,320,485
Holcim Finance Luxembourg SA, (EUR Swap Annual 5 Year + 3.07%), 3.00%(i)	EUR	4,325	5,078,626
UBS Group Funding Switzerland AG(i):
(USD Swap Semi 5 Year + 5.46%), 7.13%	USD	7,956	8,105,175
(USD Swap Rate 5 Year + 5.50%), 6.87%		1,392	1,447,680
(USD Swap Semi 5 Year + 5.88%), 7.13%		1,253	1,315,650
(EUR Swap Annual 5 Year + 5.29%), 5.75%	EUR	2,583	3,232,616
(USD Swap Semi 5 Year + 2.43%), 5.00%	USD	3,800	3,482,229
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)		53,975	57,338,722

			149,644,967

Taiwan — 0.0%(k)(l)
Bizlink Holding, Inc., 0.00%, 02/01/23		7,750	8,110,196
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22		6,400	6,032,634

			14,142,830

Thailand — 0.0%
Singha Estate PCL, 2.00%, 07/20/22(l)		9,700	9,612,094

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Turkey — 0.0%
Turkish Airlines Pass-Through
Trust, Series 2015-1, Class A, 4.20%, 03/15/27(a)	USD	6,559	$5,979,019

United Arab Emirates — 0.1%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47		10,000	10,987,500
Emirates NBD PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(b)(i)		15,290	15,763,034

			26,750,534

United Kingdom — 2.0%
AA Bond Co. Ltd.:
4.25%, 07/31/20	GBP	1,318	1,697,743
2.88%, 01/31/22		1,832	2,213,432
2.75%, 07/31/23		7,535	8,730,685
Arrow Global Finance plc:
5.13%, 09/15/24		6,871	8,562,217
(EURIBOR 3 Month + 3.75%), 3.75%, 03/01/26(b)	EUR	522	581,980
Ashtead Capital, Inc.(a):
5.63%, 10/01/24	USD	5,491	5,683,185
4.13%, 08/15/25		2,606	2,638,575
5.25%, 08/01/26		870	906,975
4.38%, 08/15/27		750	750,937
B&M European Value Retail SA, 4.13%, 02/01/22	GBP	2,379	3,056,257
Barclays plc:
1.88%, 03/23/21	EUR	7,368	8,629,919
(U.K. Government Bonds 5 Year
Note Generic Bid Yield +6.58%), 7.13%(b)(i)	GBP	31,680	41,992,165
(EUR Swap Annual 5 Year + 2.45%), 2.63%, 11/11/25(b)	EUR	6,939	7,991,080
(EUR Swap Annual 5 Year + 1.90%), 2.00%, 02/07/28(b)		5,300	5,915,782
(LIBOR USD 3 Month + 3.05%), 5.09%, 06/20/30(b)	USD	10,000	10,227,512
BAT Capital Corp.:
2.76%, 08/15/22		41,265	41,327,608
3.22%, 08/15/24		6,891	6,936,255
Boparan Finance plc, 5.50%, 07/15/21	GBP	397	277,217
Cabot Financial Luxembourg II SA,
(EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(b)	EUR	1,024	1,176,034
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	8,487	11,128,352
Channel Link Enterprises Finance plc(b):
Series A7, (EURIBOR 6 Month + 5.55%), 1.76%, 06/30/50	EUR	6,525	7,462,299
Series A8, (EURIBOR 6 Month + 5.90%), 2.71%, 06/30/50		4,400	5,186,978
Series A5, (LIBOR GBP 6 Month + 5.78%), 3.04%, 06/30/50	GBP	3,075	3,999,119
Corral Petroleum Holdings AB, 11.75%, (11.75% Cash or 13.25% PIK), 05/15/21(j)(n)	EUR	2,000	2,402,874
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	11,316	14,383,935
4.88%, 08/28/25		612	777,394
Dignity Finance plc:
Series A, 3.55%, 12/31/34		2,041	2,772,819
Series B, 4.70%, 12/31/49		485	496,909
EC Finance plc, 2.38%, 11/15/22	EUR	1,797	2,081,682
eG Global Finance plc:
3.63%, 02/07/24		12,572	14,252,734

Security	Par (000)		Value

United Kingdom (continued)
4.38%, 02/07/25	EUR	6,677	$7,558,250
EI Group plc:
6.38%, 02/15/22	GBP	1,820	2,364,517
6.00%, 10/06/23		6,106	8,251,873
EnQuest plc, 0.00%, (0.00% Cash or 7.00% PIK), 04/15/22(a)(j)(n)	USD	5,001	4,050,648
Fiat Chrysler Automobiles NV:
4.50%, 04/15/20		1,591	1,608,819
5.25%, 04/15/23		1,000	1,056,270
GKN Holdings Ltd.:
5.38%, 09/19/22	GBP	4,245	5,866,634
4.62%, 05/12/32		11,300	14,154,982
Greene King Finance plc:
Series A5, (LIBOR GBP 3 Month + 2.50%), 3.29%, 12/15/33(b)		24,880	31,482,003
Series A6, 4.06%, 03/15/35		4,348	5,927,278
HBOS Capital Funding LP, 6.85%(i)	USD	7,996	8,134,609
HSBC Holdings plc(b):
(USD Swap Rate 5 Year + 5.51%), 6.87%(i)		6,772	7,144,460
(LIBOR USD 3 Month + 1.21%), 3.80%, 03/11/25		13,785	14,362,736
(LIBOR USD 3 Month + 1.53%), 4.58%, 06/19/29		10,180	11,133,479
Iceland Bondco plc, 4.63%, 03/15/25	GBP	900	1,029,802
Imperial Brands Finance plc, 2.13%, 02/12/27	EUR	7,700	9,140,814
Intu Jersey 2 Ltd., 2.88%, 11/01/22(l)	GBP	2,000	2,126,838
Jaguar Land Rover Automotive plc, 4.50%, 10/01/27(a)	USD	10,500	8,662,500
Jerrold Finco plc, 6.25%, 09/15/21	GBP	4,069	5,264,316
Ladbrokes Group Finance plc:
5.13%, 09/16/22		600	796,655
5.13%, 09/08/23		2,457	3,259,119
Leeds Building Society, 2.63%, 04/01/21	EUR	873	1,035,847
Lloyds Bank plc, 1.00%, 11/19/21		26,111	30,434,037
Mitchells & Butlers Finance plc, Series D1, (LIBOR GBP 3 Month + 2.13%), 2.91%, 06/15/36(b)	GBP	2,225	1,964,093
National Westminster Bank plc, Series C, (LIBOR USD 3 Month + 0.25%), 2.81%(b)(i)	USD	4,300	3,407,750
Neptune Energy Bondco plc, 6.63%, 05/15/25(a)		9,766	9,912,490
New Look Secured Issuer plc:
6.50%, 07/01/22(m)	GBP	1,075	402,733
8.00%, (8.00% Cash or 14.00% PIK), 05/03/24(a)(j)(n)		1,614	1,815,959
Nomad Foods Bondco plc, 3.25%, 05/15/24	EUR	1,100	1,294,338
Pinnacle Bidco plc, 6.38%, 02/15/25	GBP	7,850	10,539,340
Premier Foods Finance plc, 6.25%, 10/15/23		900	1,208,103
Reynolds American, Inc., 4.45%, 06/12/25	USD	29,390	31,165,158
Royal Bank of Scotland Group plc(b):
(USD Swap Semi 5 Year + 7.60%), 8.62%(i)		10,000	10,777,500
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25		15,308	15,831,397
Shop Direct Funding plc, 7.75%, 11/15/22	GBP	3,370	3,948,052

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Spirit Issuer plc, Series A2, (LIBOR GBP 3 Month + 2.70%), 3.47%, 12/28/31(b)	GBP	14,430	$17,959,323
Stonegate Pub Co. Financing plc:
4.88%, 03/15/22		1,275	1,659,795
(LIBOR GBP 3 Month + 4.38%), 5.16%, 03/15/22(b)		550	698,405
(LIBOR GBP 3 Month + 6.25%), 7.04%, 03/15/22(b)		4,741	6,048,859
Synlab Bondco plc, 6.25%, 07/01/22	EUR	1,698	1,961,688
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		603	715,375
Tesco Corporate Treasury Services plc:
1.38%, 10/24/23		5,356	6,295,522
2.50%, 05/02/25	GBP	1,729	2,247,379
Tesco plc, 5.13%, 04/10/47	EUR	900	1,459,287
Tesco Property Finance 1 plc, 7.62%, 07/13/39	GBP	3,197	5,954,822
Tesco Property Finance 3 plc, 5.74%, 04/13/40		6,891	11,409,855
Tesco Property Finance 4 plc, 5.80%, 10/13/40		3,251	5,443,928
Tullow Oil Jersey Ltd., 6.63%, 07/12/21(l)	USD	12,400	14,428,599
Unique Pub Finance Co. plc (The):
Series M, 7.40%, 03/28/24	GBP	14,699	20,850,729
Series N, 6.46%, 03/30/32		4,512	5,807,076
Virgin Media Secured Finance plc:
5.13%, 01/15/25		500	657,726
4.88%, 01/15/27		1,854	2,419,236
5.00%, 04/15/27		3,700	4,839,121
6.25%, 03/28/29		2,477	3,322,056
Vodafone Group plc:
0.00%, 11/26/20(k)(l)		1,800	2,234,740
3.75%, 01/16/24	USD	25,318	26,470,936
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(b)	EUR	4,050	4,863,011
(GBP Swap 5 Year + 3.27%), 4.87%, 10/03/78(b)	GBP	575	744,968
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(b)	EUR	1,600	1,869,756
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(b)	USD	5,500	5,939,341
Worldpay Finance plc, 3.75%, 11/15/22	EUR	1,900	2,405,442

			660,061,027

United States — 22.4%
AbbVie, Inc.:
3.75%, 11/14/23	USD	27,090	28,204,264
4.25%, 11/14/28		36,359	38,867,509
Allergan Funding SCS, 3.80%, 03/15/25		54,603	56,665,500
Allergan Sales LLC, 5.00%, 12/15/21(a)		5,285	5,526,663
Allstate Corp. (The), 3.85%, 08/10/49		1,850	1,934,978
Altria Group, Inc.:
2.85%, 08/09/22		30,115	30,433,106
4.00%, 01/31/24		15,060	15,782,231
3.80%, 02/14/24		9,823	10,239,683
4.40%, 02/14/26		10,172	10,884,551
4.80%, 02/14/29		20,975	22,564,724
6.20%, 02/14/59		14,395	16,406,245
Ambac Assurance Corp., 5.10%, 06/07/20(a)		1,407	1,991,493
American Airlines Group, Inc.:
5.50%, 10/01/19(a)		838	841,771
4.63%, 03/01/20(a)		10,610	10,676,313

Security		Par (000)	Value

United States (continued)
5.00%, 06/01/22(a)	USD	55,707	$57,394,922
Series 2017-1C, 5.18%, 08/15/23(d)		3,492	3,540,365
American Airlines Pass-Through Trust:
Series 2019-1, Class C, 4.13%, 06/15/22		36,175	36,175,000
Series 2011-1, Class B, 4.87%, 04/22/25(d)		3,768	3,862,655
4.00%, 12/15/25(d)		6,840	6,840,000
3.50%, 12/15/27(d)		44,128	44,128,000
American Airlines, Inc., Series 2017-2C, 5.18%, 10/15/23(d)		3,369	3,414,972
American Tower Corp.:
5.00%, 02/15/24		15,280	16,822,306
3.38%, 05/15/24		52,720	54,232,990
3.95%, 03/15/29		20,435	21,390,559
American University (The), 3.67%, 04/01/49		14,782	15,288,499
Amsted Industries, Inc., 5.00%, 03/15/22(a)		1,509	1,527,862
Anadarko Petroleum Corp., 0.00%, 10/10/36(k)		5,000	2,362,251
Andeavor Logistics LP:
5.50%, 10/15/19		29,275	29,411,098
6.25%, 10/15/22		10,000	10,250,000
6.38%, 05/01/24		556	582,410
5.25%, 01/15/25		11,313	11,970,619
Antero Resources Corp.:
5.38%, 11/01/21		19,570	19,325,375
5.13%, 12/01/22		8,148	7,822,080
5.63%, 06/01/23		6,623	6,392,520
Aon Corp., 4.50%, 12/15/28		10,995	12,101,273
Aon plc, 3.88%, 12/15/25		5,805	6,175,461
Arconic, Inc.:
6.15%, 08/15/20		14,400	14,904,400
5.40%, 04/15/21		838	868,680
5.87%, 02/23/22		5,549	5,910,850
5.13%, 10/01/24		3,151	3,327,677
5.90%, 02/01/27		26,394	28,737,787
ARI Investments LLC, (LIBOR USD 1 Month + 2.90%), 5.32%, 01/06/25(b)(d)		7,932	7,931,958
Arrow Bidco LLC, 9.50%, 03/15/24(a)		16,599	16,702,744
Ashton Woods USA LLC(a):
6.75%, 08/01/25		2,857	2,757,005
9.88%, 04/01/27		18,106	19,079,197
AT&T, Inc.:
0.00%, 11/27/22(a)(k)		1,000	913,159
3.40%, 05/15/25		30,562	31,417,898
4.13%, 02/17/26		16,880	17,955,973
4.35%, 03/01/29		40,190	43,287,889
AvalonBay Communities, Inc., 3.30%, 06/01/29		33,915	35,290,591
Avantor, Inc.(a):
6.00%, 10/01/24		18,676	19,871,264
9.00%, 10/01/25		5,775	6,439,125
Avis Budget Finance plc:
4.13%, 11/15/24	EUR	1,001	1,183,766
4.75%, 01/30/26		3,884	4,646,596
Axalta Coating Systems Dutch Holding
B BV, 3.75%, 01/15/25		2,616	3,093,342
Banff Merger Sub, Inc., 8.38%, 09/01/26		4,960	4,678,573
Bank of America Corp.:
(EURIBOR 3 Month + 0.83%), 0.74%, 02/07/22(b)		29,583	34,026,837
3.30%, 01/11/23	USD	9,790	10,091,303

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
(LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/24(b)	USD	9,790	$10,149,088
(LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/25(b)		11,873	12,324,867
4.45%, 03/03/26		35,770	38,583,058
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(b)		8,470	8,841,964
3.25%, 10/21/27		1,329	1,361,683
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(b)		15,800	16,725,063
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(b)		7,490	7,869,757
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(b)		4,360	4,545,956
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(b)		4,991	5,135,719
(LIBOR USD 3 Month + 1.07%), 3.97%, 03/05/29(b)		34,180	36,531,931
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(b)		79,612	86,951,911
Bank of America NA, 6.00%, 10/15/36		2,420	3,190,368
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		3,920	4,310,118
Bausch Health Cos., Inc.:
6.50%, 03/15/22(a)		23,923	24,790,209
4.50%, 05/15/23	EUR	9,841	11,334,554
5.88%, 05/15/23(a)	USD	773	781,982
7.00%, 03/15/24(a)		32,072	34,079,707
5.50%, 11/01/25(a)		113	117,802
9.00%, 12/15/25(a)		7,845	8,765,219
7.00%, 01/15/28(a)		3,000	3,108,750
Baylor Scott & White Holdings, 4.19%, 11/15/45		6,325	6,954,165
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		366	380,182
Beazer Homes USA, Inc., 8.75%, 03/15/22		12,708	13,216,320
Belden, Inc.:
2.88%, 09/15/25	EUR	920	1,080,269
4.13%, 10/15/26		4,348	5,259,644
Berkshire Hathaway Energy Co., 6.13%, 04/01/36	USD	6,020	8,055,236
Boston Properties LP, 3.40%, 06/21/29		13,072	13,389,658
Boyd Gaming Corp.:
6.88%, 05/15/23		17,278	17,839,535
6.38%, 04/01/26		1,000	1,057,880
Brinker International, Inc., 5.00%, 10/01/24(a)		13,057	13,301,819
Bristow Group, Inc., 8.75%, 03/01/23(a)		16,525	16,029,250
Broadcom Corp.:
2.38%, 01/15/20		32,860	32,802,878
2.20%, 01/15/21		10,914	10,819,219
3.88%, 01/15/27		27,010	26,467,133
Broadcom, Inc.(a):
3.13%, 04/15/21		48,207	48,519,142
3.63%, 10/15/24		44,340	44,560,408
4.25%, 04/15/26		11,080	11,244,820
4.75%, 04/15/29		22,770	23,379,837
Bruin E&P Partners LLC, 8.88%, 08/01/23(a)		19,311	16,221,240
Builders FirstSource, Inc., 5.63%, 09/01/24(a)		1,661	1,711,943
BWAY Holding Co., 5.50%, 04/15/24(a)		14,877	14,884,439
Callon Petroleum Co., 6.13%, 10/01/24		7,880	7,958,800

Security		Par (000)	Value

United States (continued)
Calpine Corp.:
6.00%, 01/15/22(a)	USD	7,520	$7,557,600
5.38%, 01/15/23		8,090	8,183,925
5.88%, 01/15/24(a)		6,720	6,871,200
Capital One Financial Corp., 3.90%, 01/29/24		41,611	43,730,764
Carlson Travel, Inc.(a):
6.75%, 12/15/23		8,210	8,312,625
9.50%, 12/15/24		575	573,562
Carpenter Technology Corp., 4.45%, 03/01/23		12,790	12,981,257
Carrizo Oil & Gas, Inc., 6.25%, 04/15/23		4,438	4,282,670
CCO Holdings LLC:
5.25%, 09/30/22		28,943	29,380,039
5.13%, 02/15/23		847	860,382
5.13%, 05/01/23(a)		845	862,692
5.75%, 01/15/24		423	432,465
CDK Global, Inc.:
3.80%, 10/15/19		10,556	10,569,195
5.00%, 10/15/24		3,702	3,877,845
Celgene Corp., 3.88%, 08/15/25		24,323	26,061,459
Centennial Resource Production LLC(a):
5.38%, 01/15/26		32,080	30,476,000
6.88%, 04/01/27		18,398	18,581,980
CenterPoint Energy, Inc., 3.85%, 02/01/24		13,750	14,406,177
Century Communities, Inc., 6.75%, 06/01/27(a)		13,410	13,594,387
Charter Communications Operating LLC:
(LIBOR USD 3 Month + 1.65%), 4.23%, 02/01/24(b)		557	559,290
4.91%, 07/23/25		43,938	47,700,999
5.05%, 03/30/29		39,226	43,330,689
Chemours Co. (The), 4.00%, 05/15/26	EUR	1,000	1,137,100
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	USD	34,960	40,207,496
5.88%, 03/31/25		9,104	10,139,580
5.13%, 06/30/27		30,288	32,900,340
Cheniere Energy Partners LP:
5.25%, 10/01/25		22,660	23,424,775
5.63%, 10/01/26(a)		2,771	2,923,405
Cheniere Energy, Inc., 0.00%, (0.00% Cash or 4.88% PIK), 05/28/21(a)(j)(l)		43,153	45,098,352
Chesapeake Energy Corp.:
6.63%, 08/15/20		20,577	20,731,327
6.13%, 02/15/21		760	771,400
5.50%, 09/15/26(l)		5,438	4,340,495
CHRISTUS Health, Series C, 4.34%, 07/01/28		9,278	10,309,258
Cigna Corp.(a):
3.75%, 07/15/23		10,650	11,088,068
4.13%, 11/15/25		8,913	9,491,823
Cimarex Energy Co.:
4.38%, 06/01/24		26,830	28,416,695
4.38%, 03/15/29		7,161	7,613,610
Citigroup, Inc.:
1.38%, 10/27/21	EUR	14,764	17,373,982
(LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/25(b)	USD	9,628	9,945,526
3.30%, 04/27/25		968	1,001,488
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(b)		1,509	1,596,472

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
(LIBOR USD 3 Month + 1.19%), 4.07%, 04/23/29(b)	USD	45,456	$48,831,463
Clear Channel Worldwide Holdings, Inc., 9.25%, 02/15/24(a)		2,920	3,168,200
Comcast Corp.:
3.95%, 10/15/25		8,165	8,809,055
4.15%, 10/15/28		8,290	9,136,827
4.25%, 10/15/30		4,495	5,016,496
4.00%, 03/01/48		930	983,768
4.00%, 11/01/49		12,265	12,933,694
4.95%, 10/15/58		31,884	38,918,855
Commercial Metals Co.:
4.88%, 05/15/23		9,935	10,009,513
5.75%, 04/15/26		5,469	5,459,429
5.38%, 07/15/27		22,403	22,290,985
CommonSpirit Health, 4.35%, 11/01/42		4,455	4,479,026
CommScope, Inc.(a):
5.50%, 03/01/24		13,665	14,023,706
5.50%, 06/15/24		7,095	6,768,630
6.00%, 03/01/26		1,450	1,486,250
8.25%, 03/01/27		18,475	18,841,729
Continental Resources, Inc., 5.00%, 09/15/22		16,544	16,679,759
Cox Communications, Inc.(a):
3.25%, 12/15/22		9,790	9,992,955
3.50%, 08/15/27		5,109	5,204,669
Crown Castle International Corp.:
3.65%, 09/01/27		37,370	38,483,369
4.30%, 02/15/29		3,745	4,046,825
Crown European Holdings SA:
2.25%, 02/01/23	EUR	2,921	3,499,998
2.25%, 02/01/23(a)		300	359,466
3.38%, 05/15/25		432	545,262
CrownRock LP, 5.63%, 10/15/25(a)	USD	2,913	2,920,283
CSC Holdings LLC:
5.13%, 12/15/21(a)		250	250,000
5.38%, 07/15/23(a)		18,342	18,846,405
5.25%, 06/01/24		360	373,950
6.63%, 10/15/25(a)		21,705	23,224,350
10.88%, 10/15/25(a)		28,609	32,793,066
5.50%, 05/15/26(a)		3,683	3,862,362
5.50%, 04/15/27(a)		3,219	3,379,950
5.38%, 02/01/28(a)		2,457	2,552,209
6.50%, 02/01/29(a)		4,301	4,693,466
CVR Refining LLC, 6.50%, 11/01/22		833	849,244
CVS Health Corp.:
3.50%, 07/20/22		11,300	11,612,752
3.70%, 03/09/23		15,060	15,574,244
4.10%, 03/25/25		24,708	26,059,285
Danaher Corp., 3.35%, 09/15/25		9,130	9,555,979
DaVita, Inc., 5.75%, 08/15/22		7,660	7,736,600
DCP Midstream Operating LP:
5.35%, 03/15/20(a)		18,618	18,873,998
5.38%, 07/15/25		1,000	1,053,750
Dell International LLC(a):
4.42%, 06/15/21		8,260	8,511,438
5.88%, 06/15/21		1,270	1,291,081
7.13%, 06/15/24		995	1,050,449
Dell, Inc., 4.63%, 04/01/21		170	174,777
Diamondback Energy, Inc.:
4.75%, 11/01/24		12,801	13,169,029
4.75%, 11/01/24(a)		6,931	7,130,266
5.38%, 05/31/25		25,402	26,703,852
Dignity Health:
2.64%, 11/01/19		6,670	6,662,767

Security		Par (000)	Value

United States (continued)
3.81%, 11/01/24	USD	4,620	$4,865,844
Discover Financial Services, 4.10%, 02/09/27		7,025	7,317,654
Discovery Communications LLC, 2.95%, 03/20/23		9,361	9,446,333
DISH DBS Corp., 7.88%, 09/01/19		854	857,203
Dominion Energy, Inc., 2.72%, 08/15/21(e)		3,137	3,144,035
DPL, Inc., 4.35%, 04/15/29(a)		3,520	3,582,049
DTE Energy Co., Series B, 2.60%, 06/15/22		3,410	3,425,438
Duke Energy Corp., 3.15%, 08/15/27		4,449	4,512,872
Dun & Bradstreet Corp. (The)(a):
6.88%, 08/15/26		2,920	3,084,250
10.25%, 02/15/27		1,920	2,037,600
DuPont de Nemours, Inc.:
4.21%, 11/15/23		15,060	16,120,719
4.49%, 11/15/25		8,990	9,947,973
Edison International, 5.75%, 06/15/27		1,452	1,559,549
Elanco Animal Health, Inc.(a):
3.91%, 08/27/21		2,551	2,606,348
4.27%, 08/28/23		3,825	4,014,570
4.90%, 08/28/28		3,776	4,217,091
Eldorado Resorts, Inc.:
7.00%, 08/01/23		803	839,135
6.00%, 04/01/25		1,000	1,051,250
EMC Corp., 2.65%, 06/01/20		860	855,287
Endeavor Energy Resources LP(a):
5.50%, 01/30/26		5,026	5,208,192
5.75%, 01/30/28		2,551	2,684,928
Energen Corp., 4.63%, 09/01/21		30,276	30,578,760
Energy Transfer Operating LP:
7.50%, 10/15/20		16,279	17,267,292
4.25%, 03/15/23		11,742	12,257,663
4.50%, 04/15/24		6,640	7,065,768
5.25%, 04/15/29		20,110	22,469,809
Ensco Jersey Finance Ltd., 3.00%, 01/31/24(l)		2,840	2,207,609
Enterprise Products Operating LLC:
3.90%, 02/15/24		23,593	24,991,857
3.75%, 02/15/25		15,060	15,932,108
4.15%, 10/16/28		10,775	11,728,291
3.13%, 07/31/29		6,293	6,306,591
4.20%, 01/31/50		2,450	2,505,206
Equinix, Inc.:
5.38%, 01/01/22		1,685	1,729,231
5.38%, 04/01/23		9,368	9,555,360
2.88%, 03/15/24	EUR	5,631	6,691,145
5.75%, 01/01/25	USD	750	780,750
2.88%, 10/01/25	EUR	2,195	2,602,137
5.88%, 01/15/26	USD	1,000	1,058,750
2.88%, 02/01/26	EUR	5,100	6,071,401
ERP Operating LP:
3.25%, 08/01/27	USD	4,211	4,363,290
3.00%, 07/01/29		17,275	17,493,746
ESH Hospitality, Inc., 5.25%, 05/01/25(a)		6,637	6,794,629
Extraction Oil & Gas, Inc., 7.38%, 05/15/24(a)		8,705	7,442,775
FedEx Corp., 4.95%, 10/17/48		16,897	18,452,220
Fidelity National Information Services, Inc.:
3.00%, 08/15/26		13,390	13,548,610
1.50%, 05/21/27	EUR	4,490	5,326,191
3.75%, 05/21/29	USD	2,360	2,507,152
2.00%, 05/21/30	EUR	8,780	10,639,469

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.36%, 05/21/31	GBP	3,270	$4,396,203
2.95%, 05/21/39	EUR	6,960	8,771,072
First Data Corp., 5.00%, 01/15/24(a)	USD	37,790	38,715,855
FirstEnergy Corp., Series B, 3.90%, 07/15/27		5,216	5,478,127
Fiserv, Inc.:
3.80%, 10/01/23		12,000	12,622,685
2.75%, 07/01/24		14,839	14,971,243
3.20%, 07/01/26		42,110	42,980,839
4.20%, 10/01/28		2,945	3,188,199
3.50%, 07/01/29		42,312	43,491,811
4.40%, 07/01/49		2,440	2,567,054
Five Point Operating Co. LP, 7.88%, 11/15/25(a)		19,646	19,744,623
Ford Motor Credit Co. LLC:
2.43%, 06/12/20		5,750	5,728,175
3.16%, 08/04/20		5,750	5,771,517
4.25%, 09/20/22		16,980	17,415,116
1.51%, 02/17/23	EUR	12,525	14,332,472
5.58%, 03/18/24	USD	38,183	40,984,784
2.39%, 02/17/26	EUR	2,350	2,681,564
Forestar Group, Inc., 8.00%, 04/15/24(a)	USD	22,464	23,559,120
Fox Corp., 4.03%, 01/25/24(a)		5,310	5,647,975
Freeport-McMoRan, Inc., 4.00%, 11/14/21		9,700	9,881,875
Frontier Communications Corp.(a):
8.50%, 04/01/26		5,341	5,180,770
8.00%, 04/01/27		9,972	10,370,880
Gates Global LLC, 6.00%, 07/15/22(a)		2,203	2,204,377
General Electric Co., 3.15%, 09/07/22		4,240	4,294,202
General Mills, Inc., 4.20%, 04/17/28	.	3,725	4,021,576
General Motors Co., (LIBOR USD 3 Month + 0.90%), 3.35%, 09/10/21(b)		10,000	9,970,233
General Motors Financial Co., Inc.:
3.55%, 04/09/21		4,535	4,601,035
4.20%, 11/06/21		7,095	7,305,626
3.15%, 06/30/22		13,990	14,075,474
5.10%, 01/17/24		18,545	19,831,281
George Washington University (The), Series 2018, 4.13%, 09/15/48		8,806	9,888,937
Gilead Sciences, Inc.:
3.50%, 02/01/25		7,530	7,901,231
3.65%, 03/01/26		27,860	29,413,063
4.80%, 04/01/44		7,530	8,555,602
GLP Capital LP:
4.88%, 11/01/20		22,149	22,533,507
4.38%, 04/15/21		4,208	4,281,093
5.38%, 11/01/23		18,721	20,072,282
5.25%, 06/01/25		15,841	16,972,047
Golden Entertainment, Inc., 7.63%, 04/15/26(a)		3,070	3,139,075
Goldman Sachs Group, Inc. (The):
2.50%, 10/18/21	EUR	14,764	17,775,118
5.75%, 01/24/22	USD	1,063	1,148,873
(LIBOR USD 3 Month + 1.05%), 2.91%, 06/05/23(b)		7,225	7,302,705
(LIBOR USD 3 Month + 0.99%), 2.90%, 07/24/23(b)		1,430	1,443,829
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(b)		18,610	19,959,381
Graphic Packaging International LLC, 4.75%, 04/15/21		277	281,847
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		5,768	6,106,870

Security		Par (000)	Value

United States (continued)
Great Western Petroleum LLC, 9.00%, 09/30/21(a)	USD	2,350	$1,909,375
H&E Equipment Services, Inc., 5.63%, 09/01/25		2,333	2,399,490
Halliburton Co.:
3.80%, 11/15/25		3,763	3,945,623
5.00%, 11/15/45		22,500	24,548,410
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24	EUR	885	1,103,183
HCA Healthcare, Inc., 6.25%, 02/15/21	USD	2,195	2,299,263
HCA, Inc.:
4.25%, 10/15/19		2,553	2,563,358
6.50%, 02/15/20		49,285	50,419,329
4.75%, 05/01/23		12,888	13,795,335
5.00%, 03/15/24		7,568	8,244,868
5.38%, 02/01/25		6,556	7,076,383
5.25%, 04/15/25		12,443	13,786,316
5.88%, 02/15/26		4,784	5,286,320
5.25%, 06/15/26		2,911	3,223,084
5.38%, 09/01/26		2,521	2,716,378
5.63%, 09/01/28		854	924,455
5.88%, 02/01/29		6,260	6,862,525
4.13%, 06/15/29		23,828	24,494,707
HD Supply, Inc., 5.38%, 10/15/26(a)		2,893	3,052,115
Herc Rentals, Inc.(a):
7.50%, 06/01/22		17,738	18,420,913
7.75%, 06/01/24		17,164	18,180,109
Hertz Corp. (The), 7.38%, 01/15/21		8,995	9,006,244
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	8,091	9,717,202
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24	USD	4,468	4,535,020
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		8,750	8,957,812
4.88%, 04/01/27		1,482	1,531,573
Hologic, Inc., 4.38%, 10/15/25(a)		2,395	2,427,931
Home Depot, Inc. (The), 2.95%, 06/15/29		4,932	5,059,350
Huntsman International LLC, 5.13%, 11/15/22		5,549	5,866,840
Hyundai Capital America(a):
3.95%, 02/01/22		18,183	18,647,757
3.40%, 06/20/24		27,334	27,436,776
Infor US, Inc., 6.50%, 05/15/22		6,210	6,319,296
Informatica LLC, 7.13%, 07/15/23(a)		16,460	16,750,848
Intelsat SA, 4.50%, 06/15/25(a)(l)		7,707	10,662,011
International Business Machines Corp.:
0.88%, 01/31/25	EUR	25,240	29,623,611
3.30%, 05/15/26	USD	13,295	13,781,765
1.25%, 01/29/27	EUR	21,190	25,444,092
3.50%, 05/15/29	USD	45,030	47,127,397
4.25%, 05/15/49		13,355	14,389,361
International Game Technology plc:
6.25%, 02/15/22(a)		16,044	16,946,475
4.75%, 02/15/23	EUR	4,725	5,985,296
3.50%, 07/15/24		1,364	1,649,499
6.50%, 02/15/25(a)	USD	2,703	2,953,027
3.50%, 06/15/26	EUR	3,108	3,666,636
6.25%, 01/15/27(a)	USD	1,844	2,016,875
Interpublic Group of Cos., Inc. (The), 4.65%, 10/01/28		13,810	15,081,863
IQVIA, Inc.:
3.25%, 03/15/25(a)	EUR	1,050	1,229,707
3.25%, 03/15/25		6,875	8,051,651
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	1,819	2,288,870

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Iron Mountain US Holdings, Inc., 5.38%, 06/01/26(a)	USD	3,925	$3,939,719
Iron Mountain, Inc.:
4.38%, 06/01/21(a)		4,589	4,634,890
6.00%, 08/15/23		4,687	4,815,892
3.00%, 01/15/25	EUR	8,320	9,765,116
Jagged Peak Energy LLC, 5.88%, 05/01/26	USD	8,197	8,074,045
JBS USA LUX SA(a):
5.88%, 07/15/24		2,271	2,336,246
5.75%, 06/15/25		2,649	2,761,583
6.75%, 02/15/28		2,211	2,396,171
JPMorgan Chase & Co.(b):
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24		34,000	35,250,253
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24		5,629	5,903,449
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28		18,755	19,882,368
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29		36,350	39,211,679
(LIBOR USD 3 Month + 1.26%), 4.20%, 07/23/29		33,465	36,589,361
(LIBOR USD 3 Month + 1.33%), 4.45%, 12/05/29		44,574	49,701,687
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30		17,900	18,873,226
Kaiser Aluminum Corp., 5.88%, 05/15/24		16,741	17,410,640
Kaiser Foundation Hospitals, 3.50%, 04/01/22		7,365	7,621,221
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		534	543,345
KB Home:
8.00%, 03/15/20		443	457,486
7.63%, 05/15/23		4,682	5,232,135
Keurig Dr Pepper, Inc., 4.06%, 05/25/23		8,010	8,409,515
KFC Holding Co.(a):
5.00%, 06/01/24		18,074	18,683,998
5.25%, 06/01/26		2,649	2,778,112
Kinder Morgan Energy Partners LP:
3.50%, 03/01/21		7,525	7,642,021
5.80%, 03/01/21		3,765	3,968,678
Kraft Heinz Foods Co.:
3.50%, 06/06/22		2,521	2,588,060
5.00%, 06/04/42		14,085	14,544,265
Lamar Media Corp., 5.38%, 01/15/24		3,438	3,536,843
Lamb Weston Holdings, Inc.(a):
4.63%, 11/01/24		2,101	2,177,161
4.88%, 11/01/26		2,101	2,185,040
Lennar Corp.:
4.50%, 11/15/19		3,680	3,693,800
2.95%, 11/29/20		55	54,725
8.38%, 01/15/21		2,042	2,195,150
4.75%, 04/01/21		6,025	6,183,156
4.13%, 01/15/22		3,056	3,135,303
4.75%, 11/15/22		32,238	33,729,008
4.88%, 12/15/23		3,655	3,851,456
4.50%, 04/30/24		2,636	2,771,095
5.88%, 11/15/24		10,976	12,032,440
4.75%, 05/30/25		1,263	1,337,201
5.25%, 06/01/26		172	183,180
4.75%, 11/29/27		2,271	2,390,228
Level 3 Financing, Inc.:
6.13%, 01/15/21		3,280	3,296,400

Security		Par (000)	Value

United States (continued)
5.38%, 08/15/22	USD	19,212	$19,236,015
5.63%, 02/01/23		9,957	10,081,064
5.13%, 05/01/23		13,263	13,373,746
5.38%, 01/15/24		3,265	3,338,463
5.38%, 05/01/25		2,015	2,080,487
5.25%, 03/15/26		1,954	2,022,390
LGI Homes, Inc., 6.88%, 07/15/26(a)		2,857	2,921,282
Lions Gate Capital Holdings LLC, 5.88%, 11/01/24(a)		3,091	3,168,275
Lockheed Martin Corp.:
3.80%, 03/01/45		1,395	1,484,833
4.09%, 09/15/52		25,855	28,766,564
Lowe’s Cos., Inc., 4.55%, 04/05/49		40,395	43,367,360
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		3,825	4,102,313
Marsh & McLennan Cos., Inc., 4.38%, 03/15/29		17,855	19,699,377
Masonite International Corp.(a):
5.63%, 03/15/23		15,135	15,589,050
5.75%, 09/15/26		350	360,500
Massachusetts Institute of Technology, 3.96%, 07/01/38		8,375	9,211,728
MassMutual Global Funding II, 3.40%, 03/08/26(a)		13,300	13,929,694
McDonald’s Corp.:
3.80%, 04/01/28		7,529	8,084,247
4.70%, 12/09/35		1,640	1,868,201
4.88%, 12/09/45		15,438	17,723,762
Medtronic Global Holdings SCA:
1.13%, 03/07/27	EUR	2,850	3,377,371
1.63%, 03/07/31		4,260	5,202,030
2.25%, 03/07/39		3,570	4,589,854
Meritor, Inc., 6.25%, 02/15/24	USD	10,523	10,825,536
MGM Growth Properties Operating
Partnership LP:
5.63%, 05/01/24		25,977	27,990,218
4.50%, 09/01/26		1,236	1,268,445
5.75%, 02/01/27(a)		1,854	1,997,685
MGM Resorts International:
5.25%, 03/31/20		415	421,744
4.63%, 09/01/26		1,000	1,005,000
Microchip Technology, Inc.:
3.92%, 06/01/21		41,630	42,377,085
4.33%, 06/01/23		14,860	15,495,288
Micron Technology, Inc., 5.33%, 02/06/29		7,085	7,509,542
Mid-America Apartments LP, 3.95%, 03/15/29		10,736	11,360,873
Montefiore Obligated Group, Series 18-C, 5.25%, 11/01/48		9,296	10,311,402
Morgan Stanley:
2.38%, 03/31/21	EUR	29,655	35,172,037
3.13%, 01/23/23	USD	8,290	8,477,079
(LIBOR USD 3 Month + 0.85%), 3.74%, 04/24/24(b)		38,855	40,507,271
(LIBOR USD 3 Month + 1.14%), 3.77%, 01/24/29(b)		55,015	57,718,486
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(b)		82,311	91,057,343
MPT Operating Partnership LP, 3.33%, 03/24/25	EUR	4,000	4,925,826
Mylan NV, 3.15%, 06/15/21	USD	4,165	4,165,846
NBCUniversal Media LLC, 4.45%, 01/15/43		7,530	8,301,127
NCL Corp. Ltd., 4.75%, 12/15/21(a)		2,849	2,888,174

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
NCR Corp., 5.00%, 07/15/22	USD	3,736	$3,767,607
Netflix, Inc., 3.88%, 11/15/29	EUR	4,698	5,786,921
Newfield Exploration Co.:
5.63%, 07/01/24	USD	29,045	32,115,057
5.38%, 01/01/26		26,365	28,889,995
Nexstar Escrow, Inc., 5.63%, 07/15/27(a)		6,569	6,725,014
NGPL PipeCo LLC(a):
4.38%, 08/15/22		17,849	18,384,470
4.88%, 08/15/27		2,330	2,466,888
7.77%, 12/15/37		21,468	27,264,360
Nielsen Finance LLC:
4.50%, 10/01/20		310	310,736
5.00%, 04/15/22(a)		20,626	20,574,435
Northern Oil and Gas, Inc., 8.50%, (8.50% Cash or 1.00% PIK), 05/15/23(j)		4,146	4,280,384
NRG Energy, Inc.:
3.75%, 06/15/24(a)		2,752	2,827,289
7.25%, 05/15/26		2,521	2,776,251
6.63%, 01/15/27		3,097	3,364,116
5.75%, 01/15/28		2,071	2,221,148
2.75%, 06/01/48(l)		7,928	8,467,747
Ochsner Clinic Foundation, 5.90%, 05/15/45		4,955	6,469,972
Oncor Electric Delivery Co. LLC(a):
3.70%, 11/15/28		9,043	9,738,428
3.80%, 06/01/49		9,575	10,105,678
Oracle Corp., 6.13%, 07/08/39		7,530	10,322,522
Outfront Media Capital LLC:
5.25%, 02/15/22		1,409	1,427,881
5.63%, 02/15/24		804	827,115
5.88%, 03/15/25		250	258,437
Pacific Drilling SA, 8.38%, 10/01/23(a)		13,266	13,133,340
Panther BF Aggregator 2 LP:
4.38%, 05/15/26	EUR	17,206	20,200,802
6.25%, 05/15/26(a)	USD	1,150	1,194,562
Parker-Hannifin Corp., 2.70%, 06/14/24		2,140	2,165,838
Parsley Energy LLC(a):
6.25%, 06/01/24		17,007	17,687,280
5.38%, 01/15/25		21,382	21,916,550
5.25%, 08/15/25		4,255	4,318,825
5.63%, 10/15/27		3,522	3,680,490
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		1,293	1,562,126
Plains All American Pipeline LP, 2.60%, 12/15/19		2,800	2,797,636
Post Holdings, Inc., 5.50%, 03/01/25(a)		18,687	19,294,328
Prime Security Services Borrower LLC, 5.25%, 04/15/24(a)		1,470	1,495,725
Providence St. Joseph Health Obligated Group, Series A, 3.93%, 10/01/48		5,957	6,237,267
PulteGroup, Inc.:
4.25%, 03/01/21		425	432,969
5.50%, 03/01/26		9,803	10,587,240
5.00%, 01/15/27		556	582,303
7.88%, 06/15/32		10,834	12,892,460
6.00%, 02/15/35		141	144,525
Qorvo, Inc., 5.50%, 07/15/26		3,492	3,695,584
Quicken Loans, Inc.(a):
5.75%, 05/01/25		43,691	45,056,344
5.25%, 01/15/28		3,482	3,464,590
Realogy Group LLC, 9.38%, 04/01/27(a)		1,092	956,865
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR	14,661	17,044,253
6.88%, 11/15/26		3,562	4,114,021

Security		Par (000)	Value

United States (continued)
8.25%, 11/15/26(a)	USD	1,825	$1,877,013
Reynolds Group Issuer, Inc.:
6.87%, 02/15/21		1,957	1,962,136
5.13%, 07/15/23(a)		1,000	1,018,750
7.00%, 07/15/24(a)		418	432,220
Rockies Express Pipeline LLC, 5.63%, 04/15/20(a)		32,979	33,514,909
Ryder System, Inc., 3.65%, 03/18/24		8,405	8,787,575
Sabine Pass Liquefaction LLC:
6.25%, 03/15/22		846	918,301
5.63%, 04/15/23		2,292	2,496,379
5.75%, 05/15/24		33,270	36,999,313
5.63%, 03/01/25		10,984	12,302,873
5.88%, 06/30/26		13,615	15,558,340
Sable Permian Resources Land LLC, 13.00%, 11/30/20(a)(m)		21,980	20,881,000
Sabre GLBL, Inc.(a):
5.38%, 04/15/23		11,780	12,045,050
5.25%, 11/15/23		8,729	8,990,870
Scientific Games International, Inc., 10.00%, 12/01/22		13,459	14,115,126
SEACOR Holdings, Inc., 3.25%, 05/15/30(l)		12,666	11,964,888
Sealed Air Corp., 4.50%, 09/15/23	EUR	745	961,503
Shea Homes LP, 5.88%, 04/01/23(a)	USD	154	157,080
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	1,090	1,280,749
Silversea Cruise Finance Ltd., 7.25%, 02/01/25(a)	USD	8,502	9,137,099
Sirius XM Radio, Inc.(a):
3.88%, 08/01/22		5,095	5,107,738
4.63%, 07/15/24		12,288	12,574,065
6.00%, 07/15/24		7,646	7,858,177
5.38%, 04/15/25		2,521	2,599,781
5.38%, 07/15/26		2,521	2,612,386
5.00%, 08/01/27		3,686	3,750,136
5.50%, 07/01/29		8,172	8,377,934
Sprint Capital Corp., 8.75%, 03/15/32		1,873	2,167,998
Sprint Communications, Inc.:
7.00%, 03/01/20(a)		10,133	10,386,325
7.00%, 08/15/20		2,910	3,015,488
Sprint Corp.:
7.25%, 09/15/21		8,599	9,136,438
7.88%, 09/15/23		18,767	20,385,654
7.13%, 06/15/24		6,281	6,659,744
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(a)		30,377	30,384,585
SSM Health Care Corp., Series 2018, 3.69%, 06/01/23		22,510	23,468,163
Standard Industries, Inc.(a):
5.50%, 02/15/23		1,263	1,297,732
5.38%, 11/15/24		2,771	2,867,985
6.00%, 10/15/25		37,253	39,534,746
5.00%, 02/15/27		1,263	1,278,788
4.75%, 01/15/28		2,457	2,438,573
Staples, Inc.(a):
7.50%, 04/15/26		10,000	9,941,100
10.75%, 04/15/27		14,270	14,198,650
Steel Dynamics, Inc.:
5.13%, 10/01/21		28,590	28,887,908
5.25%, 04/15/23		833	847,577
5.50%, 10/01/24		20,685	21,434,831
4.13%, 09/15/25		185	184,075
5.00%, 12/15/26		6,635	6,916,988
Summit Materials LLC, 6.13%, 07/15/23		5,759	5,830,988

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Sunoco Logistics Partners Operations LP, 4.25%, 04/01/24	USD	3,701	$3,881,551
Sunoco LP:
4.88%, 01/15/23		23,514	24,013,672
5.50%, 02/15/26		3,578	3,725,593
6.00%, 04/15/27(a)		1,474	1,547,700
5.88%, 03/15/28		10,464	10,843,320
SunTrust Banks, Inc., (LIBOR USD 3 Month + 0.74%), 3.69%, 08/02/24(b)		9,780	10,199,370
Sutter Health, Series 2018, 3.70%, 08/15/28		8,337	8,899,541
Synchrony Financial, 4.38%, 03/19/24		12,880	13,487,159
Talen Energy Supply LLC:
6.50%, 06/01/25		12,477	10,449,487
10.50%, 01/15/26(a)		6,453	6,436,868
7.25%, 05/15/27(a)		43,347	44,430,675
Talos Production LLC, 11.00%, 04/03/22		14,140	14,935,375
Targa Resources Partners LP:
5.25%, 05/01/23		2,000	2,027,700
4.25%, 11/15/23		2,000	2,000,000
6.75%, 03/15/24		375	390,000
5.13%, 02/01/25		427	440,878
5.88%, 04/15/26		12,610	13,366,600
6.50%, 07/15/27(a)		1,789	1,952,246
Taylor Morrison Communities, Inc.:
6.63%, 05/15/22		2,000	2,067,500
5.88%, 06/15/27(a)		16,816	17,110,280
Tempur Sealy International, Inc., 5.50%, 06/15/26		1,474	1,529,275
Tenet Healthcare Corp.:
4.75%, 06/01/20		1,539	1,554,390
6.00%, 10/01/20		37,027	38,116,982
4.50%, 04/01/21		571	580,279
4.63%, 07/15/24		4,712	4,770,900
Toledo Hospital (The), 5.75%, 11/15/38		14,600	16,887,763
Toll Brothers Finance Corp.:
5.88%, 02/15/22		2,000	2,125,000
4.38%, 04/15/23		10,500	10,854,375
4.88%, 11/15/25		4,261	4,447,419
4.88%, 03/15/27		2,000	2,098,100
4.35%, 02/15/28		2,000	1,995,000
Total System Services, Inc., 3.80%, 04/01/21		9,670	9,848,916
TransDigm, Inc.:
6.00%, 07/15/22		16,459	16,623,590
6.50%, 07/15/24		1,925	1,946,656
6.25%, 03/15/26(a)		40,458	42,582,045
Transocean Guardian Ltd., 5.88%, 01/15/24(a)		3,174	3,225,837
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(a)		23,615	25,208,479
Transocean Proteus Ltd., 6.25%, 12/01/24(a)		2,756	2,841,609
Transocean, Inc., 9.00%, 07/15/23(a)		3,928	4,183,320
TRI Pointe Group, Inc.:
4.88%, 07/01/21		3,767	3,842,340
5.25%, 06/01/27		6,270	6,034,875
Tyson Foods, Inc.:
4.00%, 03/01/26		5,978	6,358,118
4.35%, 03/01/29		30,773	33,652,697
UGI International LLC, 3.25%, 11/01/25	EUR	1,481	1,789,298
United Airlines Pass-Through Trust, Series 2013-1, Class B, 5.38%, 08/15/21	USD	14,410	14,909,971

Security	Par (000)		Value

United States (continued)
United Rentals North America, Inc.:
4.63%, 07/15/23	USD	7,645	$7,803,634
5.50%, 07/15/25		9,495	9,886,669
4.63%, 10/15/25		1,893	1,923,761
5.88%, 09/15/26		2,521	2,684,865
6.50%, 12/15/26		2,771	2,999,608
5.50%, 05/15/27		2,521	2,653,352
4.88%, 01/15/28		4,210	4,294,200
United Technologies Corp.:
3.65%, 08/16/23		39,180	41,032,872
3.95%, 08/16/25		14,870	16,035,828
2.65%, 11/01/26		3,540	3,540,076
4.13%, 11/16/28		28,330	31,123,382
UnitedHealth Group, Inc.:
3.70%, 12/15/25		8,285	8,823,512
4.25%, 06/15/48		10,460	11,620,418
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48		6,490	6,666,235
University of Southern California, 3.03%, 10/01/39		942	921,532
US Concrete, Inc., 6.38%, 06/01/24		1,474	1,532,960
Vantiv LLC:
3.88%, 11/15/25(a)	GBP	1,548	2,050,534
3.88%, 11/15/25		4,800	6,358,243
Venator Finance SARL, 5.75%, 07/15/25(a)	USD	5,917	5,428,847
Ventas Realty LP:
3.50%, 04/15/24		20,240	20,989,943
2.65%, 01/15/25		8,469	8,434,518
VeriSign, Inc.:
4.63%, 05/01/23		43,306	44,011,888
5.25%, 04/01/25		1,230	1,313,025
4.75%, 07/15/27		2,000	2,082,500
Verizon Communications, Inc.:
3.38%, 02/15/25		12,325	12,864,633
4.13%, 03/16/27		23,666	25,738,804
3.88%, 02/08/29		3,660	3,925,801
4.27%, 01/15/36		3,770	4,083,297
5.01%, 04/15/49		843	1,004,004
4.67%, 03/15/55		32,291	36,617,132
Viacom, Inc.:
4.25%, 09/01/23		1,495	1,581,573
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(b)		6,008	6,131,164
ViaSat, Inc., 5.63%, 04/15/27(a)		2,920	3,036,800
Vistra Energy Corp.:
7.38%, 11/01/22		29,169	30,226,376
5.88%, 06/01/23		3,377	3,452,982
7.63%, 11/01/24		28,547	30,187,882
Vistra Operations Co. LLC(a):
3.55%, 07/15/24		37,389	37,608,947
5.50%, 09/01/26		2,521	2,662,806
5.63%, 02/15/27		3,277	3,469,524
5.00%, 07/31/27		21,647	22,431,704
Washington Mutual Escrow Bonds(d)(g)(m):
0.00%, 11/06/09		45,161	5
0.00%, 09/19/17(k)		2,631	—
Washington Mutual, Inc.(d)(g)(m):
0.00%, 09/21/17(n)		25,126	2
0.00%, 09/21/17(k)		15,753	2
0.00%, 10/03/17(n)		14,745	2
Waste Management, Inc., 3.20%, 06/15/26		4,985	5,185,716
Weekley Homes LLC:
6.00%, 02/01/23		11,052	10,913,850

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
6.63%, 08/15/25	USD	5,948	$5,873,650
Wells Fargo & Co.:
3.75%, 01/24/24		155,660	163,654,807
3.55%, 09/29/25		29,900	31,235,538
3.00%, 04/22/26		14,510	14,668,790
(LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/27(b)		47,258	48,160,420
4.15%, 01/24/29		26,425	28,786,981
4.75%, 12/07/46		7,455	8,497,783
Welltower, Inc.:
3.63%, 03/15/24		5,611	5,839,258
4.13%, 03/15/29		10,375	11,003,898
WESCO Distribution, Inc., 5.38%, 12/15/21		1,500	1,511,250
Wesleyan University, 4.78%, 07/01/2116		4,035	4,545,457
Western Digital Corp., 1.50%, 02/01/24(a)(l)		5,815	5,222,049
Whiting Petroleum Corp., 1.25%, 04/01/20(l)		2,733	2,644,177
William Lyon Homes, Inc.:
6.00%, 09/01/23		3,470	3,522,050
6.63%, 07/15/27(a)		1,859	1,854,353
Williams Cos., Inc. (The):
4.00%, 09/15/25		3,622	3,832,892
3.75%, 06/15/27		3,024	3,122,171
WMG Acquisition Corp.:
4.13%, 11/01/24	EUR	8,210	9,741,563
3.63%, 10/15/26		1,142	1,369,990
WPX Energy, Inc.:
8.25%, 08/01/23	USD	1,229	1,401,060
5.25%, 09/15/24		1,598	1,639,947
5.75%, 06/01/26		1,229	1,276,624
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(a)		1,236	1,293,165
XPO Logistics, Inc.(a):
6.50%, 06/15/22		520	530,400
6.13%, 09/01/23		754	781,333
Zayo Group LLC:
6.00%, 04/01/23		10,815	11,058,338
6.38%, 05/15/25		3,760	3,835,012
Zekelman Industries, Inc., 9.88%, 06/15/23(a)		1,027	1,084,127

			7,465,299,238

Vietnam — 0.1%(l)
No Va Land Investment Group Corp., 5.50%, 04/27/23		15,100	14,061,875
Vinpearl JSC, 3.50%, 06/14/23		8,000	8,735,706

			22,797,581

Zambia — 0.0%
First Quantum Minerals Ltd.(a):
7.25%, 05/15/22		6,000	5,947,500
7.25%, 04/01/23		6,000	5,842,500

			11,790,000

Total Corporate Bonds — 36.9% (Cost: $12,033,939,279)			12,301,302,242

Security	Par (000)		Value

Floating Rate Loan Interests — 3.4%(n)

Brazil — 0.0%
Samarco Mineracao SA, Term Loan, (LIBOR USD 3 Month + 0.00%), 0.00%, 12/02/25(d)(g)(m)	USD	10,000	$7,000,000

Canada — 0.0%
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 5.41%, 06/02/25		4,766	4,763,531
Valeant Pharmaceuticals International, Inc., Term Loan, 11/14/25(o)		4,504	4,475,125

			9,238,656

Denmark — 0.0%
Evergood 4 ApS, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 02/06/25	EUR	2,646	2,982,251

France — 0.1%
CEVA Sante Animale SA, Term Loan B, (EURIBOR 3 Month + 4.75%), 4.75%, 03/28/26		3,300	3,777,571
Flamingo LUX II, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 09/07/23		1,500	1,695,297
HomeVi SAS, Term Loan, (EURIBOR 3 Month + 3.00%), 3.00%, 10/31/24		3,000	3,398,507
Oberthur Technologies SA, Facility B Term Loan, (EURIBOR 3 Month + 3.75%), 3.75%, 01/10/24		2,000	2,199,265
THOM Europe SAS, Term Loan, (EURIBOR 3 Month + 4.25%), 4.25%, 08/07/24		1,500	1,700,328
Verallia SA, Term Loan, (EURIBOR 1 Month + 2.75%), 2.75%, 08/01/25		1,000	1,136,588

			13,907,556

Germany — 0.0%
HENSOLDT Holding GmbH, Term Loan B3, (EURIBOR 3 Month + 3.25%), 0.00%, 02/28/24		1,000	1,114,892
Rain Carbon GmbH, Term Loan, (EURIBOR 6 Month + 3.00%), 3.00%, 12/11/24		2,500	2,758,661
Springer Science+business Media LLC, Term Loan B14, (EURIBOR 3 Month + 3.25%), 3.75%, 08/15/22		4,352	4,944,377
TigerLuxOne SARL, Term Loan, (EURIBOR 3 Month + 4.50%), 5.50%, 02/22/24		2,200	2,516,480

			11,334,410

Indonesia — 0.0%
MNC Sky Vision Tbk PT, Term Loan, (LIBOR USD 6 Month + 6.82%), 0.00%, 11/07/19(d)	USD	8,250	7,755,000

Ireland — 0.0%
Eircom Finco SARL, Term Loan B, (EURIBOR 3 Month + 0.00%), 0.00%, 03/25/26	EUR	6,250	7,099,128

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg — 0.2%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, (EURIBOR 3 Month + 3.25%), 3.25%, 09/13/23	EUR	1,471	$1,648,039
Gol Luxco SA, Term Loan, (LIBOR USD 6 Month + 6.50%), 6.50%, 08/31/20(d)	USD	31,442	31,756,420
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 1 Month + 3.75%), 6.15%, 11/27/23		3,435	3,396,356
01/02/24(o)		3,350	3,356,359
ION Trading Technologies SARL, Term Loan, (EURIBOR 3 Month + 3.25%), 4.25%, 11/21/24	EUR	1,476	1,631,380
JBS USA LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 4.90%, 05/01/26	USD	11,302	11,273,421
Logoplaste USA, Inc., Term Loan B, (EURIBOR 6 Month + 3.50%), 0.00%, 10/04/23(d)	EUR	1,700	1,916,155
LSF10 XL Bidco SCA, Term Loan B, (EURIBOR 3 Month + 3.75%), 0.00%, 04/11/24		1,333	1,499,466

			56,477,596

Netherlands — 0.1%
Action Holding BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 03/07/25		4,500	5,050,327
Bach Finance Ltd., Term Loan, (EURIBOR 3 Month + 3.25%), 3.25%, 08/30/24		2,000	2,264,853
Kloeckner Pentaplast, Term Loan, 06/30/22(o)		2,500	2,525,300
Sapphire Bidco BV, Term Loan B, (EURIBOR 3 Month + 3.25%), 3.25%, 05/05/25		2,500	2,648,505
Stars Group Holdings BV, Term Loan, (LIBOR USD 3 Month + 3.50%), 5.83%, 07/10/25	USD	27,033	27,018,603

			39,507,588

Norway — 0.0%
Silk Bidco AS, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.75%), 0.00%, 02/24/25	EUR	2,500	2,819,667

Poland — 0.0%
Pfleiderer Group SA, Term Loan, 08/01/24(o)		3,000	3,315,374

Spain — 0.1%
Dorna Sports SL, 1st Lien Term Loan, (EURIBOR 6 Month + 2.75%), 0.00%, 05/03/24		3,826	4,294,838
Masmovil Holdphone SA, Term Loan B2, 05/22/26(o)		483	481,822
Masmovil Holdphone, Term Loan B, 05/22/26(o)		3,017	3,424,248
Promotora de Informaciones SA, 1st Lien Term Loan 2, (EURIBOR 6 Month + 4.00%), 4.00%, 11/30/22		7,944	8,954,070

Security	Par (000)		Value

Spain (continued)
Promotora de Informaciones SA, Term Loan, (EURIBOR 6 Month + 4.00%), 4.00%, 12/31/22	EUR	2,834	$3,175,256

			20,330,234

Sweden — 0.1%
Diaverum AB, 1st Lien Term Loan B, (EURIBOR 6 Month + 3.25%), 3.25%, 07/04/24		3,500	3,929,186
Verisure Holding AB, 1st Lien Term Loan B, (EURIBOR 3 Month + 3.50%), 3.50%, 10/21/22		4,000	4,546,853
Verisure Holding AB, Term Loan B1, 10/21/22(o)		6,800	7,652,869

			16,128,908

Switzerland — 0.0%
Swissport Financing SARL, Term Loan, (EURIBOR 3 Month + 4.38%), 4.38%, 02/09/22		4,681	5,338,964
Swissport International AG, Term Loan, (EURIBOR 3 Month + 4.75%), 4.75%, 02/08/22		2,000	2,281,773

			7,620,737

United Kingdom — 0.1%
Froneri Ltd., Term Loan, 01/20/25(d)(o)		2,000	2,271,357
Theramex SpA, Term Loan, (EURIBOR 3 Month + 4.00%), 4.00%, 01/31/25		2,500	2,813,128
Vue International Bidco plc, Term Loan, 06/19/26(o)		11,000	12,539,370

			17,623,855

United States — 2.7%
Aligned Energy LLC, Term Loan, 10/09/23(o)	USD	40,000	40,000,000
Allegiant Travel Co., Term Loan, (LIBOR USD 6 Month + 4.50%), 7.07%, 02/05/24		19,524	19,511,963
Ascend Performance Materials Operations LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.25%), 7.65%, 08/12/22		1,964	1,961,048
BCP Raptor II LLC, Term Loan, (LIBOR USD 1 Month + 4.75%), 7.15%, 10/22/25		26,543	25,193,819
Beacon Roofing Supply, Inc., Term Loan B, 0.00%, 01/02/25		10,192	10,059,492
Bristow Group, Inc., Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 05/10/22(d)		4,886	4,701,386
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 6 Month + 3.00%), 0.00% -5.69%, 04/24/21(d)		38,747	38,649,933
California Resources Corp., Term Loan:
(LIBOR USD 1 Month + 10.38%), 12.78%, 12/31/21		21,090	21,364,170
(LIBOR USD 1 Month + 4.75%), 7.15%, 12/31/22		23,249	22,186,288
Charter Communications Operating LLC, Term Loan, (LIBOR USD 3 Month + 1.50%), 3.83%, 03/31/23		18,770	18,683,794
Charter Communications Operating LLC, Term Loan B, (LIBOR USD 3 Month + 2.00%), 4.33%, 04/30/25		9,899	9,883,995

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Chemours Co. (The), Tranche B2 Term Loan, (EURIBOR 3 Month + 2.00%), 2.50%, 04/03/25	EUR	2,701	$3,073,999
Chimera Special Holding LLC, Term Loan, (LIBOR USD 6 Month + 2.00%), 4.43%, 10/06/19(d)	USD	87,398	87,397,615
Diamond (BC) BV, Term Loan, 09/06/24(o)	EUR	2,992	3,117,691
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 5.00%), 7.40%, 02/06/26	USD	7,760	7,757,594
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 5.40%, 08/13/25(d)		10,836	10,781,372
Gates Global LLC, Term Loan, (EURIBOR 3 Month + 3.00%), 0.00%, 04/01/24	EUR	1,472	1,661,801
Goldman Sachs Bank USA, Term Loan, (LIBOR USD 1 Month + 2.10%), 0.00% -4.59%, 09/17/19(d)	USD	31,989	31,829,040
Goldman Sachs Lending Partners LLC, Term Loan, (LIBOR USD 1 Month + 2.10%), 0.00% -4.59%, 09/17/19(d)		13,391	13,323,566
Hilton Washington Dupont Hotel, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 04/01/24(d)		30,000	29,925,000
Houston Center, Term Loan, 12/09/22(d)(o)		33,000	33,000,000
Informatica LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.65%, 08/05/22		9,034	9,037,331
LSTAR Securities Investment Ltd., Term Loan, (LIBOR USD 6 Month + 2.00%), 4.44%, 05/02/22(d)		66,851	66,850,690
McAfee LLC, Term Loan:
(LIBOR USD 1 Month + 3.75%), 0.00%, 09/30/24		14,253	14,223,990
(LIBOR USD 1 Month + 8.50%), 10.86%, 09/29/25		11,651	11,767,342
MGM Growth Properties LLC, Term Loan B, 03/21/25(o)		29,796	29,586,991
Midcoast Operating LP, Term Loan, (LIBOR USD 3 Month + 5.50%), 7.83%, 06/30/25		10,257	10,270,309
National Response Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 7.58%, 06/05/24		21,182	21,049,329
Panther BF Aggregator 2 LP, Term Loan B, (EURIBOR 1 Month + 3.75%), 3.75%, 04/30/26	EUR	7,000	7,963,998
Park Avenue Tower, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 03/09/24	USD	43,000	43,000,000
PCI Gaming Authority, 1st Lien Term Loan, 5.40%, 05/15/26		17,516	17,534,217
Pioneer Energy Services Corp., Term Loan, (LIBOR USD 1 Month + 7.75%), 10.15%, 11/08/22		31,064	29,200,518
PLH Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 6.00%), 8.57%, 08/15/23(d)		7,429	7,280,060
Ply Gem, Inc., Term Loan B, (LIBOR USD 3 Month + 3.75%), 6.35%, 04/01/25		8,320	8,070,491

Security	Par (000)		Value

United States (continued)
Riata Corporate Park, Term Loan, (LIBOR USD 6 Month + 6.29%), 7.77%, 06/09/22(d)	USD	20,000	$20,000,000
RNTR Seer Financing, Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 12/20/21		18,050	18,050,000
Robertshaw US Holdings Corp., Term Loan B25, (LIBOR USD 1 Month + 3.50%), 5.94%, 02/14/25(d)		7,061	6,495,775
Robertshaw US Holdings Corp., Term Loan B26, (LIBOR USD 1 Month + 8.00%), 10.44%, 02/27/26		4,760	4,081,700
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 0.00%), 0.00%, 08/08/20(d)		57,699	57,716,052
Sabre GLBL, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 4.40%, 02/22/24		9,508	9,480,189
Sprint Communications, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 4.94%, 02/02/24		9,531	9,375,752
Staples, Inc., Term Loan, (LIBOR USD 6 Month + 4.50%), 7.10%, 09/12/24(d)		4,991	4,741,200
Staples, Inc., Term Loan B, (LIBOR USD 3 Month + 5.00%), 7.60%, 04/16/26		7,090	6,796,403
Starwood Austin, Term Loan, (LIBOR USD 6 Month + 4.70%), 0.00%, 11/01/24(d)		12,000	12,000,000
Tamko Building Products, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.25%), 5.58% - 5.65%, 05/03/26(d)		8,945	8,911,456
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 6.08%, 05/04/26		2,910	2,913,638
VeriFone Systems, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 4.00%), 6.52%, 08/20/25		2,913	2,818,020
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 4.40%, 12/20/24		7,625	7,529,688
Wynn Resorts Ltd., Term Loan B, (LIBOR USD 1 Month + 2.25%), 4.69%, 10/22/24		11,036	10,936,682

			891,745,387

Total Floating Rate Loan Interests — 3.4% (Cost: $1,123,916,284)			1,114,886,347

Foreign Agency Obligations — 1.8%

Argentina — 0.0%
YPF SA, 7.00%, 12/15/47		9,807	8,412,567

China — 0.7%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	8,600	9,601,814
China Development Bank:
3.30%, 02/01/24	CNY	837,400	120,490,144
4.04%, 07/06/28		325,000	47,810,609
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(b)(i)	USD	3,179	3,160,125
China National Petroleum Corp.:
Series B, 4.16%, 08/16/25	CNY	100,000	14,678,424

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

China (continued)
China Southern Power Grid Co. Ltd.: 3.76%, 01/14/24	CNY	60,000	$8,626,417
China State Railway Group Co. Ltd., 4.88%, 10/17/24		40,000	6,097,632
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21	USD	5,700	5,505,345
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		2,832	2,791,899
State Grid Corp. of China, 5.38%, 08/19/24	CNY	20,000	3,161,884
Xi’an Municipal Infrastructure Construction Investment Group Corp. Ltd., 4.00%, 06/24/22	USD	5,875	5,895,562

			227,819,855

Colombia — 0.0%
Ecopetrol SA, 5.88%, 05/28/45		7,952	8,754,357

Finland — 0.1%
Fortum OYJ, 2.13%, 02/27/29	EUR	13,905	16,729,667

France — 0.0%
Electricite de France SA(b)(i): (EUR Swap Annual 6 Year +3.44%), 4.00%		1,600	1,962,816
(EUR Swap Annual 12 Year + 3.04%), 5.00%		3,000	3,820,656
(GBP Swap 13 Year +3.96%), 6.00%	GBP	3,300	4,489,893

			10,273,365

India — 0.2%
Food Corp. of India, Series 6, 9.95%, 03/07/22	INR	1,500,000	22,772,481
Oil India Ltd., 5.13%, 02/04/29	USD	9,570	10,460,488
Power Finance Corp. Ltd.:
3.75%, 06/18/24		9,455	9,527,781
3.75%, 12/06/27		15,023	14,731,929
4.50%, 06/18/29		12,885	13,175,083
Rural Electrification Corp. Ltd., 4.63%, 03/22/28		6,872	7,058,832

			77,726,594

Indonesia — 0.2%
Bank Mandiri Persero Tbk. PT, 3.75%, 04/11/24		7,005	7,138,533
Indonesia Asahan Aluminium Persero PT, 5.71%, 11/15/23		19,875	21,787,969
Jasa Marga Persero Tbk. PT, 7.50%, 12/11/20	IDR	62,140,000	4,303,920
Perusahaan Listrik Negara PT:
5.45%, 05/21/28	USD	3,000	3,326,250
5.38%, 01/25/29		3,000	3,303,750
6.15%, 05/21/48		2,000	2,363,750
Wijaya Karya Persero Tbk. PT, 7.70%, 01/31/21	IDR	108,840,000	7,517,683

			49,741,855

Mexico — 0.4%
Petroleos Mexicanos:
6.38%, 02/04/21	USD	25,000	25,681,250
6.88%, 08/04/26		22,000	22,184,800
6.50%, 03/13/27		15,000	14,845,500
5.35%, 02/12/28		29,376	26,735,098
5.63%, 01/23/46		24,592	19,808,856

Security		Par (000)	Value

Mexico (continued)
6.75%, 09/21/47	USD	2,500	$2,217,656

			111,473,160

Panama — 0.0%
AES Panama SRL, 6.00%, 06/25/22(a)		2,623	2,697,592

Saudi Arabia — 0.1%(a)
Saudi Arabian Oil Co., 3.50%, 04/16/29		28,642	28,964,223
Saudi Telecom Co., 3.89%, 05/13/29		8,000	8,268,000

			37,232,223

South Africa — 0.1%
Eskom Holdings SOC Ltd.(a):
5.75%, 01/26/21		12,381	12,504,810
6.75%, 08/06/23		12,079	12,667,851
7.13%, 02/11/25		12,572	13,184,885

			38,357,546

Total Foreign Agency Obligations — 1.8% (Cost: $585,991,312)			589,218,781

Foreign Government Obligations — 11.0%

Argentina — 0.2%
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	379,164	7,455,439
Republic of Argentina:
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days +3.25%), 56.01%, 03/01/20(b)		111,681	2,524,997
3.38%, 10/12/20	CHF	2,100	1,936,751
6.88%, 04/22/21	USD	14,472	12,699,180
4.63%, 01/11/23		10,019	8,030,854
7.13%, 07/06/36		5,799	4,443,484
6.88%, 01/11/48		25,000	18,531,250

			55,621,955

Brazil — 0.3%
Federative Republic of Brazil:
4.50%, 05/30/29		83,425	85,693,117
5.63%, 02/21/47		6,411	6,843,743

			92,536,860

Chile — 0.0%
Tesoreria General de LA Republica,
4.50%, 03/01/26	CLP	5,635,000	9,002,281

China — 1.4%
People’s Republic of China:
3.30%, 07/04/23	CNY	38,000	5,575,410
3.29%, 10/18/23		1,151,800	168,607,799
3.19%, 04/11/24		1,035,200	150,909,159
3.54%, 08/16/28		123,100	18,182,634
3.25%, 11/22/28		201,900	29,250,096
3.29%, 05/23/29		270,000	39,304,092
4.08%, 10/22/48		328,000	49,193,937

			461,023,127

Colombia — 0.3%
Republic of Colombia:
4.38%, 07/12/21	USD	32,940	34,092,900
10.00%, 07/24/24	COP	49,422,700	18,587,611
7.00%, 06/30/32		127,623,000	41,958,320

			94,638,831

Egypt — 0.3%
Arab Republic of Egypt:
5.75%, 04/29/20	USD	22,037	22,367,555

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Egypt (continued)
4.75%, 04/11/25(a)	EUR	13,496	$15,691,592
4.75%, 04/16/26(a)		9,714	11,111,373
6.38%, 04/11/31(a)		11,994	13,877,048
6.88%, 04/30/40	USD	15,762	15,013,305
8.70%, 03/01/49(a)		10,252	10,995,270

			89,056,143

France — 1.0%
Republic of France:
2.05%, 07/25/27	EUR	30,441	43,302,734
0.10%, 07/25/47(a)		10,022	13,023,817
1.50%, 05/25/50(a)		227,573	297,847,286

			354,173,837

Germany — 0.3%
Federal Republic of Germany:
0.00%, 10/13/23		16,300	19,104,023
0.10%, 04/15/26		49,083	61,288,711
0.25%, 08/15/28		8,710	10,475,906

			90,868,640

Greece — 0.4%
Hellenic Republic of Greece:
3.50%, 01/30/23		4,914	6,058,824
3.45%, 04/02/24(a)		24,550	30,662,506
3.38%, 02/15/25(a)		685	854,133
3.75%, 01/30/28		1,196	1,509,773
3.88%, 03/12/29(a)		63,490	80,955,317
3.90%, 01/30/33		1,249	1,590,412
4.00%, 01/30/37		3,900	4,999,954
4.20%, 01/30/42		3,673	4,771,469

			131,402,388

Indonesia — 2.3%
Republic of Indonesia:
4.88%, 05/05/21	USD	32,940	34,226,719
3.70%, 01/08/22		17,040	17,423,400
3.75%, 04/25/22		32,940	33,835,556
8.13%, 05/15/24	IDR	1,583,362,000	117,848,533
8.38%, 09/15/26		150,000,000	11,281,189
7.00%, 05/15/27		150,000,000	10,447,708
6.13%, 05/15/28		2,142,293,000	139,736,188
8.25%, 05/15/29		1,907,223,000	143,203,726
6.63%, 05/15/33		289,648,000	18,429,629
8.38%, 03/15/34		854,484,000	64,112,762
8.25%, 05/15/36		347,950,000	25,737,586
7.50%, 05/15/38		883,099,000	60,571,121
8.38%, 04/15/39		1,058,024,000	77,897,827
7.38%, 05/15/48		480,484,000	30,566,979

			785,318,923

Italy — 0.3%
Republic of Italy(a):
4.75%, 09/01/44	EUR	26,992	40,432,223
2.70%, 03/01/47		27,620	30,693,579
3.45%, 03/01/48		22,610	28,324,519
3.85%, 09/01/49		4,680	6,149,833

			105,600,154

Japan — 0.6%
Japan Government CPI Linked Bond,
Series 23, 0.10%, 03/10/28	JPY	19,859,180	192,192,637

Malaysia — 0.3%
Federation of Malaysia:
3.76%, 04/20/23	MYR	226,923	55,566,400

Security		Par (000)	Value

Malaysia (continued)
3.91%, 07/15/26	MYR	178,453	$44,088,709

			99,655,109

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	8,507	8,166,720

Mexico — 0.5%
United Mexican States:
5.75%, 03/05/26	MXN	2,128	10,061,193
7.50%, 06/03/27		3,610	18,743,641
8.50%, 05/31/29		10,673	58,968,556
7.75%, 11/23/34		3,216	16,805,503
10.00%, 11/20/36		4,000	25,195,497
7.75%, 11/13/42		6,000	30,913,472

			160,687,862

Nigeria — 0.1%
Federal Republic of Nigeria:
13.98%, 02/23/28	NGN	2,444,500	6,629,675
9.25%, 01/21/49	USD	15,951	18,062,514

			24,692,189

Qatar — 0.1%
State of Qatar:
4.50%, 04/23/28		7,526	8,410,305
4.82%, 03/14/49(a)		18,114	20,740,530

			29,150,835

Russia — 0.9%
Russian Federation:
7.40%, 07/17/24	RUB	3,228,740	51,421,397
7.05%, 01/19/28		4,221,340	65,922,630
6.90%, 05/23/29		2,951,906	45,423,490
8.50%, 09/17/31		7,684,720	132,673,792

			295,441,309

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.50%, 10/26/46	USD	11,000	11,181,500
5.00%, 04/17/49		16,988	18,601,860
5.25%, 01/16/50		7,758	8,819,876

			38,603,236

South Africa — 0.6%
Republic of South Africa:
8.00%, 01/31/30	ZAR	248,818	16,680,528
6.25%, 03/31/36		779,384	40,654,900
9.00%, 01/31/40		1,466,412	97,958,133
8.75%, 01/31/44		621,213	40,179,386
8.75%, 02/28/48		121,015	7,818,004

			203,290,951

Spain — 0.6%
Kingdom of Spain(a):
1.40%, 07/30/28	EUR	101,330	126,322,163
2.70%, 10/31/48		62,670	93,688,220

			220,010,383

Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka:
11.00%, 08/01/21	LKR	1,534,000	8,955,720
11.60%, 12/15/23		545,000	3,282,823
6.85%, 03/14/24	USD	4,775	4,870,500

			17,109,043

Turkey — 0.1%
Republic of Turkey, 7.63%, 04/26/29		23,554	24,113,407

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ukraine — 0.1%
Republic of Ukraine, 9.75%, 11/01/28	USD	22,573	$25,493,382

United Kingdom — 0.2%
U.K. Treasury Bonds, 3.50%, 01/22/45	GBP	33,536	60,938,445

Total Foreign Government Obligations — 11.0% (Cost: $3,522,904,566)			3,668,788,647

		Shares

Investment Companies — 0.6%
Financial Select Sector SPDR Fund(h)		1,781,704	49,175,030
Invesco QQQ Trust, Series 1		210,219	39,256,296
iShares China Large-Cap ETF(h)*		354,992	15,183,008
iShares iBoxx $High Yield Corporate Bond ETF(h)*		79,197	6,904,394
iShares J.P.Morgan USD Emerging Markets Bond ETF(h)*		4,443	503,348
iShares MSCI Brazil ETF*		346,094	15,131,230
iShares MSCI South Korea ETF(h)*		155,050	9,282,843
VanEck Vectors J.P.Morgan EM Local Currency Bond ETF		1,337,850	46,423,395

Total Investment Companies — 0.6% (Cost: $170,484,359)			181,859,544

		Par (000)

Municipal Bonds — 5.4%
Aldine Independent School District (The Permanent School Fund Guarantee Program), Series 2018, GO, 5.00%, 02/15/43	USD	2,340	2,814,903
American Municipal Power,Inc.
Series 2009B, RB, 6.45%, 02/15/44		2,545	3,563,280
Series 2010B, RB, 7.83%, 02/15/41		4,015	6,346,029
Arizona Health Facilities Authority
(Banner Health), Series 2007B, RB, VRDN, 2.55%, 01/01/37(p)		10,240	10,128,855
Arizona State University,Series 2017B, RB, 5.00%, 07/01/43		3,115	3,725,291
Bay Area Toll Authority
Series 2010S-1, RB, 6.92%, 04/01/40		12,435	18,077,133
Series 2010S-1, RB, 7.04%, 04/01/50		21,990	35,556,950
Berks County Industrial Development Authority
Series 2017, RB, 5.00%, 11/01/47		4,760	5,425,162
Series 2017, RB, 5.00%, 11/01/50		5,070	5,776,302
Buckeye Tobacco Settlement Financing Authority,Series 2007A-2, RB, 5.88%, 06/01/47		15,200	14,886,728
California Educational Facilities Authority,Series V-1, RB, 5.00%, 05/01/49		3,150	4,632,894
California Health Facilities Financing Authority
Series 2016A, RB, 5.00%, 08/15/33		3,535	4,267,346
Series 2017A, RB, 5.00%, 08/15/47		4,460	5,147,286
Series 2017A, Sub-Series 2017A-2, RB, 5.00%, 11/01/47(q)		4,775	6,853,796

Security		Par (000)	Value

Municipal Bonds (continued)
California Pollution Control Financing Authority (Poseidon Resources Channelside LP Desalination Project), Series 2012, RB, 5.00%, 11/21/45(a)	USD	11,555	$12,331,843
California State Public Works Board (Various Capital Projects), Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		7,255	11,285,007
Canaveral Port Authority
Series 2018A, RB, 5.00%, 06/01/45		5,120	5,899,622
Series 2018B, RB, 5.00%, 06/01/48		5,120	6,000,691
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		4,800	5,585,040
Central Texas Regional Mobility Authority
Series 2015A, RB, 5.00%, 01/01/45		2,510	2,814,538
Series 2016, RB, 5.00%, 01/01/46		3,715	4,186,582
Chesapeake Bay Bridge &Tunnel District
Series 2016, RB, 5.00%, 07/01/41		2,560	2,974,669
Series 2016, RB, 5.00%, 07/01/51		2,060	2,327,326
City &County of Denver
Series 2016A, RB, 5.00%, 08/01/44		7,910	9,212,856
Series 2018A-1, RB, 5.00%, 08/01/48		6,010	6,984,401
City of Atlanta
Series 2015, RB, 5.00%, 11/01/40		2,365	2,734,460
Series 2018A, RB, 5.00%, 11/01/41		4,570	5,489,118
City of Aurora
Series 2016, RB, 5.00%, 08/01/41		9,550	11,388,948
Series 2016, RB, 5.00%, 08/01/46		4,880	5,771,918
City of Austin Water &Wastewater System, Series 2014, RB, 5.00%, 11/15/43		4,450	5,057,247
City of Columbia Waterworks & Sewer System, Series 2018, RB, 5.00%, 02/01/42		3,625	4,374,505
City of Detroit Sewage Disposal System, Series 2006D, RB, VRDN, 2.34%, 07/01/32(p)		5,685	5,598,969
City of New York, Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		7,150	7,769,118
City of Philadelphia
Series 2017B, RB, 5.00%, 07/01/42		3,500	4,060,490
Series 2017B, RB, 5.00%, 07/01/47		5,000	5,742,350
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		3,805	5,906,502
City of San Antonio Electric &Gas Systems, Series 2013, RB, 5.00%, 02/01/48(q)		2,750	3,004,953
Colorado Health Facilities Authority (Catholic Health Initiatives), Series 2011A, RB, 5.25%, 02/01/31		2,745	2,883,540
Commonwealth Financing Authority
Series 2016A, RB, 4.14%, 06/01/38		5,165	5,592,300
Series 2018A, RB, 3.86%, 06/01/38		5,975	6,163,033
Series 2019A, RB, 3.81%, 06/01/41		26,065	27,371,117
Commonwealth of Puerto Rico, Series 2014A, GO, Default, 8.00%, 07/01/35(g)(m)		28,840	15,141,000
Connecticut State Health & Educational Facilities Authority
Series 2015F,RB, 5.00%, 07/01/45		4,850	5,300,516

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2015L, RB, 5.00%, 07/01/45	USD	6,375	$7,226,636
Contra Costa Community College
District, Series 2010B, GO, 6.50%, 08/01/34		3,205	4,192,076
County of Clark Department of Aviation(q)
Series 2019B, RB, 5.00%, 07/01/32		1,850	2,327,614
Series 2019B, RB, 5.00%, 07/01/33		1,855	2,324,296
Series 2019B, RB, 5.00%, 07/01/35		3,960	4,925,171
Series 2019B, RB, 5.00%, 07/01/40		1,960	2,407,860
Series 2019B, RB, 5.00%, 07/01/41		5,085	6,230,244
Series 2019B, RB, 5.00%, 07/01/42		6,630	8,092,445
County of King, Series 2015A, RB, 5.00%, 07/01/47		4,820	5,526,949
County of Miami-Dade
Series 2017B, RB, 5.00%, 10/01/40		4,530	5,310,428
Series 2017D, RB, 3.35%, 10/01/29		1,485	1,549,226
Series 2017D, RB, 3.45%, 10/01/30		2,725	2,855,119
Series 2017D, RB, 3.50%, 10/01/31		2,555	2,675,264
Series 2018C, RB, 4.06%, 10/01/31		4,765	5,228,777
Dallas Area Rapid Transit
Series 2016A, RB, 5.00%, 12/01/41		4,965	5,784,821
Series 2016A, RB, 5.00%, 12/01/46		6,590	7,639,721
Dallas/Fort Worth International
Airport, Series 2013A, RB, 5.00%, 11/01/43(q)		4,170	4,317,159
Dallas-Fort Worth International Airport
Facilities Improvement Corp., Series 2012D, RB, 5.00%, 11/01/42		3,440	3,642,547
District of Columbia
Series 2015, RB, 5.00%, 07/15/34		3,280	3,834,943
Series 2015, RB, 5.00%, 07/15/35		3,280	3,832,746
DuBois Hospital Authority (Penn Highlands Healthcare), Series 2018, RB, 5.00%, 07/15/43		3,540	4,094,116
Dutchess County Local Development
Corp. (Health Quest Systems, Inc. Project), Series 2016B, RB, 5.00%, 07/01/46		8,380	9,548,256
General Authority of Southcentral
Pennsylvania (WellSpan Health Obligated Group), Series 2014A, RB, 5.00%, 06/01/44		2,595	2,872,873
Golden State Tobacco Securitization
Corp., Series 2017A-1, RB, 5.00%, 06/01/27		5,000	5,991,900
Grand Parkway Transportation Corp.
(Grand Parkway Project), Series 2018A, RB, 5.00%, 10/01/43		8,850	10,524,154
Grant County Public Utility District No.
2 (The Priest Rapids Project), Series 2015M, RB, 4.58%, 01/01/40		2,550	2,875,227
Great Lakes Water Authority
Water Supply System, RB, 5.25%, 07/01/33		2,535	3,036,955
Health &Educational Facilities Authority of the State of Missouri
Series 2016, RB, 5.00%, 11/15/29		2,685	3,195,848
Series 2016A, RB, 3.65%, 01/15/46		1,605	1,670,757
Series 2016B, RB, 3.09%, 09/15/51		10,295	9,589,998
Idaho Health Facilities Authority (Trinity Health Credit Group), Series 2017A, RB, 5.00%, 12/01/47		3,180	3,755,930

Security		Par (000)	Value

Municipal Bonds (continued)
Indiana Finance Authority (CWA Authority Project), Series 2015A, RB, 5.00%, 10/01/45	USD	8,650	$9,783,496
Indiana Housing & Community
Development Authority,Series 2018A, RB, 3.80%, 07/01/38		2,530	2,651,491
JobsOhio Beverage System, Series
2013B, RB, 3.99%, 01/01/29		12,270	13,379,821
Kansas City Industrial Development
Authority (Kansas City International Airport Terminal Modernization Project), Series 2019B, RB, 5.00%, 03/01/49		14,000	16,514,400
Kentucky Economic Development
Finance Authority (Owensboro Health, Inc.), Series 2015A, RB, 5.25%, 06/01/50		2,910	3,157,059
Kentucky Turnpike Authority
(Revitalization Projects), Series 2010A, RB, 5.00%, 07/01/20		3,615	3,738,778
Las Vegas Valley Water District, Series 2016A, GO, 5.00%, 06/01/46		2,825	3,297,368
Lexington County Health Services
District, Inc., Series 2016, RB, 5.00%, 11/01/41		2,995	3,434,007
Los Angeles Community College
District, Series 2010E, GO, 6.60%, 08/01/42		5,690	8,533,293
Los Angeles Department of Water
& Power System (Water System Revenue Bonds), Series 2010A, RB, 6.60%, 07/01/50		8,555	13,495,855
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		3,055	3,562,405
Louisville & Jefferson County
Metropolitan Sewer District, Series 2017B, RB, 5.00%, 05/15/25		5,000	5,974,700
Maryland Community Development
Administration, Series 2018A, RB, 3.85%, 09/01/33		4,535	4,888,186
Maryland Economic Development Corp.
(Purple Line Light Rail Project), Series 2016D, RB, 5.00%, 03/31/41		3,325	3,741,656
Maryland Health & Higher Educational
Facilities Authority,Series 2014, RB, 5.25%, 07/01/27		4,105	4,711,637
Maryland Stadium Authority (Baltimore City Public Schools Construction & Revitalization Program), Series 2016, RB, 5.00%, 05/01/41		4,260	4,967,117
Massachusetts Bay Transportation Authority
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/39		2,530	3,033,925
Series 2017A, Sub-Series A-1, RB, 5.00%, 07/01/40		2,660	3,185,456
Massachusetts Development Finance Agency
Series 2016Q, RB, 5.00%, 07/01/47		6,715	7,867,965
Series 2018J-2, RB, 5.00%, 07/01/43		6,420	7,491,819
Series 2018J-2, RB, 5.00%, 07/01/48		10,880	12,621,888
Series 2018J-2, RB, 5.00%, 07/01/53		6,740	7,759,358

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
Massachusetts Educational Financing Authority, Series 2015A, RB, 5.00%, 01/01/22	USD	3,250	$3,502,785
Massachusetts Housing Finance Agency
Series 2014B, RB, 4.30%, 12/01/34		3,055	3,167,210
Series 2014B, RB, 4.50%, 12/01/39		2,505	2,591,122
Series 2014B, RB, 4.60%, 12/01/44		2,650	2,794,080
Series 2014B, RB, 4.70%, 12/01/47		2,750	2,834,947
Series 2014E, RB, 3.80%, 12/01/29		100	104,853
Series 2014E, RB, 4.05%, 12/01/34		105	109,563
Series 2014E, RB, 4.20%, 12/01/39		110	114,301
Series 2015A, RB, 4.25%, 12/01/35		1,965	2,073,704
Series 2015A, RB, 4.35%, 12/01/40		980	1,027,942
Series 2015A, RB, 4.50%, 12/01/48		3,100	3,234,137
Massachusetts Port Authority, Series 2016B, RB, 5.00%, 07/01/43		4,340	4,990,653
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		2,240	2,674,358
Matagorda County Navigation District No. 1 (Central Power and Light Company Project), Series 2001A, RB, 2.60%, 11/01/29(q)		7,340	7,447,678
Mesquite Independent School District (The Permanent School Fund Guarantee Program), Series 2017B, GO, 5.00%, 08/15/42		4,460	5,269,891
Metropolitan Atlanta Rapid Transit Authority
Series 2015A, RB, 5.00%, 07/01/41		6,310	7,318,149
Series 2015B, RB, 5.00%, 07/01/45		3,740	4,439,081
Metropolitan Government Nashville &Davidson County Health & Educational Facilities Board
Series 2016A, RB, 5.00%, 07/01/40		2,560	2,950,989
Series 2016A, RB, 5.00%, 07/01/46		5,000	5,717,050
Metropolitan St Louis Sewer District
Series 2017A, RB, 5.00%, 05/01/42		8,130	9,664,619
Series 2017A, RB, 5.00%, 05/01/47		2,240	2,649,181
Metropolitan Transportation Authority
Series 2010C-1, RB, 6.69%, 11/15/40		4,830	6,726,306
Series 2015A, Sub-Series 2015A-1, RB, 5.00%, 11/15/45		2,440	2,772,499
Series 2019B, RB, 5.00%, 11/15/52		7,960	9,441,834
Series 2019B, Sub-Series 2019B-1, BAN, RB, 5.00%, 05/15/22		24,060	26,473,459
Metropolitan Washington Airports Authority, Series 2016A, RB, 5.00%, 10/01/32		7,080	8,422,368
Metropolitan Washington Airports Authority Dulles Toll Road
Series 2009D, RB, 7.46%, 10/01/46		4,495	7,146,870
Series 2014A, RB, 5.00%, 10/01/53		3,400	3,617,056
Miami-Dade County Educational Facilities Authority, Series 2018A, RB, 5.00%, 04/01/53		4,330	5,062,419
Michigan Finance Authority
Series 2014, RB, 5.00%, 06/01/39		4,160	4,672,221
Series 2016, RB, 5.00%, 11/15/41		2,620	3,025,104
Series 2017A-MI, RB, 5.00%, 12/01/47		14,950	16,260,816

Security	Par (000)		Value

Municipal Bonds (continued)
Michigan State Housing Development Authority
Series 2018A, RB, 4.00%, 10/01/43	USD	2,710	$2,879,267
Series 2018A, RB, 4.05%, 10/01/48		1,250	1,322,700
Series 2018A, RB, 4.15%, 10/01/53		6,460	6,837,006
Series 2018B, RB, 3.55%, 10/01/33		2,830	2,973,934
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Corp.), Series 2016A, RB, 5.00%, 09/01/46		4,590	5,070,527
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Project), Series 2017A, RB, 5.00%, 08/15/47		3,790	4,472,731
New Jersey Economic Development Authority (College Avenue Redevelopment Project), Series 2013, RB, 5.00%, 06/15/38		5,000	5,598,250
New Jersey Educational Facilities Authority
Series 2017A, RB, 5.00%, 07/01/33		1,000	1,191,330
Series 2017A, RB, 5.00%, 07/01/34		1,000	1,186,760
New Jersey Transportation Trust Fund Authority
Series 2010C, RB, 5.75%, 12/15/28		7,835	9,015,735
Series 2016A, Sub-Series A-1, RB, 5.00%, 06/15/29		3,670	4,292,469
Series 2016A-1, Sub-Series A-2, RB, 5.00%, 06/15/27		4,600	5,451,552
New Orleans Aviation Board (North Terminal Project), Series 2015B, RB, 5.00%, 01/01/40		1,240	1,381,236
New York City Housing Development Corp.
Series 2018C-1-A, RB, 3.70%, 11/01/38		2,940	3,031,258
Series 2018C-1-A, RB, 4.00%, 11/01/53		9,425	9,783,150
Series 2018C-1-B, RB, 3.85%, 11/01/43		8,840	9,080,890
New York City Transitional Finance Authority Building Aid, Series 2015S-2, RB, 5.00%, 07/15/40		2,650	3,065,759
New York City Transitional Finance Authority Future Tax Secured
Series 2014A, Sub-Series A-2, RB, 3.65%, 11/01/24		9,180	9,669,753
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		9,180	9,665,897
Series 2017A, Sub-Series A-1, RB, 5.00%, 05/01/36		2,810	3,337,268
Series 2017F,Sub-Series F-2, RB, 3.05%, 05/01/27		12,445	12,863,028
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		13,745	14,594,029
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		12,540	13,612,421
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		14,430	15,112,683
New York City Water &Sewer System
Series 2010AA, RB, 5.75%, 06/15/41		5,525	7,644,114
Series 2011AA, RB, 5.44%, 06/15/43		4,775	6,361,971

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
New York Convention Center Development Corp.
Series 2015, RB, 5.00%, 11/15/40	USD	2,670	$3,115,650
Series 2016A, RB, 5.00%, 11/15/46		6,730	7,905,798
New York Liberty Development Corp. (3 World Trade Centre Project), Series 2014, RB, 5.00%, 11/15/44(a)		5,800	6,334,876
New York State Dormitory Authority
Series 2017B, RB, 5.00%, 02/15/36		4,900	5,906,117
Series 2017B, RB, 5.00%, 02/15/37		2,440	2,941,249
Series 2017B, RB, 5.00%, 02/15/38		2,480	2,989,739
Series 2017B, RB, 5.00%, 02/15/40		2,445	2,931,800
New York State Urban Development Corp.
Series 2017B, RB, 3.12%, 03/15/25		7,650	7,927,466
Series 2017D, RB, 3.32%, 03/15/29		10,345	10,830,491
Series 2019B, RB, 3.25%, 03/15/25		6,205	6,483,915
New York Transportation Development Corp.
Series 2016, RB, 5.00%, 08/01/20		6,000	6,216,960
Series 2016A, RB, 5.00%, 07/01/41		945	1,035,484
Series 2016A, RB, 5.00%, 07/01/46		3,480	3,802,700
Series 2016A, RB, 5.25%, 01/01/50		10,150	11,276,041
North Carolina Capital Facilities Finance Agency (Duke University Project), Series 2015B, RB, 5.00%, 10/01/55		5,000	5,833,900
North Carolina Turnpike Authority, Series 2018, RB, 5.00%, 01/01/35		3,540	4,284,391
Ohio Turnpike & Infrastructure Commission, Series 2013A, RB, 5.00%, 02/15/48		5,020	5,495,996
Oklahoma Development Finance Authority
Series 2018B, RB, 5.25%, 08/15/43		1,150	1,357,862
Series 2018B, RB, 5.25%, 08/15/48		3,000	3,510,900
Series 2018B, RB, 5.50%, 08/15/57		13,360	15,822,916
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		11,590	16,429,520
Oregon School Boards Association
Series 2002B, GO, 5.55%, 06/30/28		16,755	19,837,250
Series 2003B, GO, 5.68%, 06/30/28		11,965	14,435,414
Series 2005A, GO, 4.76%, 06/30/28		21,520	23,840,717
Pennsylvania Economic Development Financing Authority
Series 2015, RB, 5.00%, 12/31/22		3,000	3,277,770
Series 2015, RB, 5.00%, 12/31/38		3,440	3,877,224
Pennsylvania Turnpike Commission
Series 2016A-1, RB, 5.00%, 12/01/41		7,835	9,014,246
Series 2016A-1, RB, 5.00%, 12/01/46		3,000	3,445,200
Series 2017B, Sub-Series B-1, RB, 5.25%, 06/01/47		5,445	6,321,373
Series 2018A, RB, 5.00%, 12/01/48		10,000	11,858,900
Series 2018B, RB, 5.00%, 12/01/43		9,410	11,161,671
Port Authority of New York & New Jersey
Series 174, RB, 4.46%, 10/01/62		9,300	11,163,162
Series 180-1, RB, 5.00%, 11/15/47		2,240	2,644,118
Series 181, RB, 4.96%, 08/01/46		1,705	2,156,774
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		2,495	2,877,933

Security	Par (000)		Value

Municipal Bonds (continued)
Public Finance Authority (Denver International Airport Great Hall Project), Series 2017, RB, 5.00%, 09/30/49	USD	8,225	$9,300,254
Public Power Generation Agency, Series 2016A, RB, 5.00%, 01/01/35		2,790	3,236,679
Railsplitter Tobacco Settlement Authority, Series 2017, RB, 5.00%, 06/01/25		3,000	3,527,550
Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group), Series 2014D, RB, 5.00%, 09/01/39		4,280	4,758,333
Sacramento County Sanitation Districts Financing Authority, Series 2035B, RB, VRDN, 2.22%, 12/01/35(p)		21,475	20,406,468
Salt Lake City Corp.
Series 2017A, RB, 5.00%, 07/01/47		8,740	10,074,074
Series 2017B, RB, 5.00%, 07/01/47		3,020	3,564,295
Salt River Project Agricultural Improvement & Power District
Series 2015A, RB, 5.00%, 12/01/45		17,230	19,874,460
Series 2017A, RB, 5.00%, 01/01/36		5,000	6,122,600
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		4,410	5,102,414
San Diego County Regional Airport Authority, Series 2017A, RB, 5.00%, 07/01/47		4,410	5,230,922
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		3,535	4,247,338
San Francisco City &County Airport Comm-San Francisco International Airport, Series 2016B, RB, 5.00%, 05/01/46		8,920	10,246,850
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 2.96%, 08/01/24		9,610	9,941,929
South Carolina Ports Authority, Series 2018, RB, 5.00%, 07/01/55		2,580	3,002,372
South Carolina Public Service Authority
Series 2015, RB, 5.00%, 12/01/29		1,120	1,304,106
Series 2016D, RB, 2.39%, 12/01/23		18,865	18,649,562
South Jersey Port Corp., Series 2017B, RB, 5.00%, 01/01/48		1,500	1,646,250
State of California
Series 2009, GO, 7.50%, 04/01/34		9,165	13,830,352
Series 2009, GO, 7.55%, 04/01/39		4,840	7,638,924
Series 2009, GO, 7.30%, 10/01/39		7,375	11,093,327
Series 2009, GO, 7.35%, 11/01/39		2,270	3,430,787
Series 2019, GO, 2.65%, 04/01/26		24,135	24,625,906
State of Connecticut
Series 2008A, GO, 5.85%, 03/15/32		13,935	17,608,684
Series 2017A, GO, 2.99%, 01/15/23		8,550	8,725,360
Series 2017A, GO, 3.31%, 01/15/26		12,185	12,692,505
State of Illinois
Series 2003, GO, 5.10%, 06/01/33		20,695	21,786,868
Series 2017A, GO, 5.00%, 12/01/24		2,380	2,679,571
Series 2017D, GO, 5.00%, 11/01/22		2,270	2,479,771
Series 2017D, GO, 5.00%, 11/01/24		11,930	13,436,043
Series 2017D, GO, 5.00%, 11/01/25		32,105	36,449,449
Series 2017D, GO, 5.00%, 11/01/26		9,480	10,845,120
Series 2018A, GO, 5.00%, 05/01/20		3,750	3,849,675

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Municipal Bonds (continued)
State of Maryland Department of Transportation, Series 2016, RB, 5.00%, 11/01/21	USD	5,000	$5,426,150
State of New York Mortgage Agency, Series 188, RB, 3.85%, 10/01/34		2,825	2,905,767
State of Ohio
Series 2017A, GO, 5.00%, 05/01/36		7,370	8,619,436
Series 2017A, GO, 5.00%, 05/01/37		5,625	6,570,956
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		18,550	22,373,340
State of Texas
Series 2016, GO, 5.00%, 04/01/40		3,580	4,241,656
Series 2016, GO, 5.00%, 04/01/43		5,730	6,769,880
State of Washington
Series 2016A-1, GO, 5.00%, 08/01/40		7,030	8,184,326
Series 2017D, GO, 5.00%, 02/01/41		4,880	5,795,634
Series 2018B, GO, 5.00%, 08/01/40		2,980	3,559,223
Series 2018B, GO, 5.00%, 08/01/41		3,130	3,731,962
State of West Virginia, Series 2018B, GO, 5.00%, 12/01/40		2,350	2,826,557
State of Wisconsin
Series 2017B, GO, 5.00%, 05/01/36		3,940	4,617,168
Series 2017B, GO, 5.00%, 05/01/38		3,975	4,641,449
Series 2017C, RB, 3.15%, 05/01/27		5,090	5,315,538
Series 2019A, RB, 5.00%, 05/01/25		4,840	5,805,290
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		2,555	2,837,046
Tennessee Housing Development Agency
Series 2018-3, RB, 3.75%, 07/01/38		2,650	2,764,215
Series 2018-3, RB, 3.85%, 07/01/43		1,245	1,290,007
Series 2018-3, RB, 3.95%, 01/01/49		1,000	1,044,340
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		5,965	6,134,883
Texas Municipal Gas Acquisition & Supply Corp., Series 2006B, RB, VRDN, 2.31%, 12/15/26(p)		5,095	5,048,941
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		2,055	2,401,494
Texas Private Activity Bond Surface Transportation Corp.
Series 2016, RB, 5.00%, 12/31/50		4,095	4,493,280
Series 2016, RB, 5.00%, 12/31/55		3,580	3,918,346
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		18,990	19,060,263
Tobacco Settlement Financing Corp., Series 2007A-1, RB, 6.71%, 06/01/46		12,495	11,824,518
TSASC, Inc., Series 2017A, RB, 5.00%, 06/01/41		4,460	4,866,752
University of California
Series 2013AJ, RB, 4.60%, 05/15/31		5,115	5,911,099
Series 2017AX, RB, 3.06%, 07/01/25		4,795	4,970,113
Series 2019BD, RB, 3.35%, 07/01/29		19,660	20,899,760
University of California Medical Center
Series 2009F,RB, 6.58%, 05/15/49		11,840	16,979,034
Series 2016L, RB, 5.00%, 05/15/47		4,095	4,747,784
University of Delaware
Series 2010A, RB, 5.87%, 11/01/40		7,500	9,929,700
Series 2018, RB, 4.22%, 11/01/58		5,850	6,685,439

Security	Par (000)		Value

Municipal Bonds (continued)
University of Houston, Series 2017A, RB, 5.00%, 02/15/36	USD	6,840	$8,083,649
University of Massachusetts Building Authority,Series 2013-1, RB, 5.00%, 11/01/39(q)		5,000	5,508,100
University of Oregon, Series 2016A, RB, 5.00%, 04/01/46		3,430	3,996,087
University of Texas System (The), Series 2019A, RB, 5.00%, 08/15/39		3,890	4,834,298
Virginia Small Business Financing Authority
Series 2017, RB, 5.00%, 12/31/47		2,900	3,273,781
Series 2017, RB, 5.00%, 12/31/52		6,800	7,651,768
Series 2017, RB, 5.00%, 12/31/56		5,720	6,393,587
Washington Metropolitan Area Transit Authority,Series 2017B, RB, 5.00%, 07/01/36		2,860	3,433,487
Washington State Convention Center Public Facilities District, Series 2018, RB, 5.00%, 07/01/58		4,610	5,305,787
Weld County School District No. 4, Series 2016, GO, 5.25%, 12/01/41		4,165	5,024,531
West Virginia Hospital Finance Authority
Series 2016A, RB, 5.00%, 06/01/20		3,065	3,161,486
Series 2016A, RB, 5.00%, 06/01/21		3,050	3,247,640
Series 2016A, RB, 5.00%, 06/01/22		3,335	3,657,361
Series 2016A, RB, 5.00%, 06/01/23		2,765	3,115,049
Series 2016A, RB, 5.00%, 06/01/24		2,955	3,410,247
Wisconsin Health &Educational Facilities Authority (Thedacare, Inc.), Series 2015, RB, 5.00%, 12/15/44		2,350	2,591,204

Total Municipal Bonds — 5.4% (Cost: $1,776,963,938)			1,858,453,042

Non-Agency Mortgage-Backed Securities — 7.5%

Collateralized Mortgage Obligations — 3.0%

Ireland — 0.0%(c)
CGMSE, Series 2014-2X, 5.70%, 11/17/31	EUR	1,635	1,787,230
RFTE, 1.03%, 12/20/31		5,690	6,524,057

			8,311,287

Netherlands — 0.0%
Paragon Mortgages No. 25 plc(c):
Series 25, Class B, 1.75%, 05/15/50	GBP	3,805	4,742,784
Series 25, Class C, 2.10%, 05/15/50		2,985	3,662,114

			8,404,898

Spain — 0.0%
SRF FT(c):
Series 2017-1, Class B, 1.59%, 04/26/63	EUR	3,400	3,917,880
Series 2017-1, Class C, 2.19%, 04/26/63		800	911,647
Series 2017-1, Class D, 2.29%, 04/26/63		1,200	1,372,972

			6,202,499

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)

United Kingdom — 0.6%(c)
Eurosail plc:
Series 2006-2X, Class A2C, 0.95%, 12/15/44	GBP	7,035	$8,854,095
Series 2006-4X, Class A3A, 0.00%, 12/10/44	EUR	1,023	1,153,626
Series 2006-4X, Class A3C, 0.94%, 12/10/44	GBP	815	1,024,765
Eurosail UK plc:
Series 2007-4X, Class A3, 1.74%, 06/13/45		1,688	2,113,275
Series 2007-4X, Class A4, 1.74%, 06/13/45		3,300	4,101,639
Finsbury Square plc:
Series 2016-2, Class B, 2.61%, 08/16/58		2,890	3,679,386
Series 2016-2, Class C, 3.11%, 08/16/58		3,448	4,394,503
Series 2017-1, Class C, 2.74%, 03/12/59		3,360	4,282,878
Series 2018-1, Class B, 1.79%, 09/12/65		1,982	2,505,695
Series 2018-1, Class C, 2.09%, 09/12/65		1,857	2,346,332
Series 2018-1, Class D, 2.39%, 09/12/65		1,273	1,605,249
Series 2018-2, Class C, 2.89%, 09/12/68		5,982	7,646,030
Series 2018-2, Class D, 3.39%, 09/12/68		950	1,219,459
Gemgarto plc:
Series 2018-1, Class C, 2.09%, 09/16/65		976	1,218,858
Series 2018-1, Class D, 2.39%, 09/16/65		335	417,365
Gosforth Funding plc, Series 2014-1, Class A2, 1.40%, 10/19/56		1,073	1,362,878
Great Hall Mortgages No. 1 plc, Series 2007-2X, Class BA, 1.08%, 06/18/39		12,300	14,067,999
Hawksmoor Mortgages plc, Series 2016-1, Class B, 2.39%, 05/25/53		11,696	14,882,744
Newgate Funding plc, Series 2006-1, Class BB, 0.00%, 12/01/50	EUR	1,610	1,687,145
Paragon Mortgages No. 10 plc, Series 10X, Class B1B, 0.22%, 06/15/41		198	212,463
Paragon Mortgages No. 11 plc, Series 11X, Class BB, 0.17%, 10/15/41		782	840,097
Paragon Mortgages No. 12 plc, Series 12X, Class B1B, 0.17%, 11/15/38		1,004	1,067,640
Paragon Mortgages No. 13 plc:
Series 13X, Class A2C, 2.78%, 01/15/39	USD	3,388	3,178,322
Series 13X, Class B1B, 0.07%, 01/15/39	EUR	2,564	2,699,248
Paragon Mortgages No. 14 plc, Series 14X, Class BB, 0.04%, 09/15/39		6,666	6,599,318
Paragon Mortgages No. 23 plc, Series 23, Class C, 3.02%, 01/15/43	GBP	4,450	5,665,462
Residential Mortgage Securities plc:
Series 29, Class B, 2.18%, 12/20/46		10,055	12,767,138
Series 29, Class C, 2.48%, 12/20/46		2,504	3,183,246
Series 30, Class C, 2.48%, 03/20/50		610	775,221
Series 31, Class C, 2.78%, 09/20/65		1,075	1,373,931

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)

United Kingdom (continued)
Ripon Mortgages plc:
Series 1X, Class B2, 2.00%, 08/20/56	GBP	1,991	$2,513,616
Series 1X, Class C1, 2.30%, 08/20/56		11,572	14,618,002
RMAC No.2 plc, Series 2018-2, Class C, 2.64%, 06/12/46		420	535,601
RMAC Securities No.1 plc:
Series 2006-NS1X, Class M1C, 0.00%, 06/12/44	EUR	182	192,590
Series 2007-NS1X, Class M1C, 0.00%, 06/12/44		3,149	3,318,490
Trinity Square plc, Series 2015-1X, Class B, 2.22%, 07/15/51	GBP	875	1,116,332
Twin Bridges plc, Series 2019-1, Class C, 2.53%, 12/12/52		550	698,913
Warwick Finance Residential Mortgages No. 1 plc:
Series 1, Class A, 1.77%, 09/21/49		8,045	10,253,678
Series 1, Class B, 1.97%, 09/21/49		26,155	33,281,939
Warwick Finance Residential Mortgages No. 2 plc, Series 2, Class C, 2.57%, 09/21/49		12,700	16,178,491

			199,633,659

United States — 2.4%
Alternative Loan Trust:
Series 2005-72, Class A3, 3.00%, 01/25/36(c)	USD	3,473	3,001,033
Series 2005-22T1, Class A1, 2.75%, 06/25/35(c)		12,296	10,741,072
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		4,988	3,900,322
Series 2006-15CB, Class A1, 6.50%, 06/25/36		908	687,571
Series 2006-23CB, Class 2A5, 2.80%, 08/25/36(c)		9,762	3,448,047
Series 2006-34, Class A3, 3.10%, 11/25/46(c)		7,068	4,148,501
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		3,699	3,068,367
Series 2006-J7, Class 2A1, 2.59%, 11/20/46(c)		7,289	5,140,859
Series 2006-OA6, Class 1A2, 2.61%, 07/25/46(c)		10,245	9,935,922
Series 2006-OA11, Class A4, 2.59%, 09/25/46(c)		5,379	4,823,534
Series 2006-OA14, Class 1A1, 4.23%, 11/25/46(c)		18,003	15,817,413
Series 2006-OA16, Class A4C, 2.74%, 10/25/46(c)		11,438	7,517,934
Series 2006-OA21, Class A1, 2.57%, 03/20/47(c)		6,184	5,322,493
Series 2006-OC7, Class 2A3, 2.65%, 07/25/46(c)		7,664	6,192,201
Series 2006-OC10, Class 2A3, 2.63%, 11/25/36(c)		4,386	3,568,985
Series 2007-25, Class 1A3, 6.50%, 11/25/37		28,559	20,818,612
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		1,123	802,150
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		5,632	3,860,244

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)

United States (continued)
Series 2007-OA3, Class 1A1, 2.54%, 04/25/47(c)	USD	5,575	$5,296,584
Series 2007-OA3, Class 2A2, 2.58%, 04/25/47(c)		573	181,639
Series 2007-OA8, Class 2A1, 2.58%, 06/25/47(c)		1,164	919,147
Series 2007-OH2, Class A2A, 2.64%, 08/25/47(c)		1,584	1,224,823
American Home Mortgage Assets Trust(c):
Series 2006-3, Class 2A11, 3.44%, 10/25/46		3,997	3,573,859
Series 2006-4, Class 1A12, 2.61%, 10/25/46		8,848	6,201,896
Series 2006-5, Class A1, 3.42%, 11/25/46		12,691	6,328,065
APS Resecuritization Trust(a)(c):
Series 2016-1, Class 1MZ, 4.04%, 07/31/57		18,019	6,766,177
Series 2016-3, Class 3A, 5.25%, 09/27/46(d)		18,516	18,791,976
Series 2016-3, Class 4A, 5.00%, 04/27/47(d)		4,180	4,107,526
Banc of America Funding Trust(a)(c):
Series 2014-R2, Class 1C, 0.00%, 11/26/36		11,110	2,484,129
Series 2016-R2, Class 1A1, 4.70%, 05/01/33(d)		4,590	4,738,126
Bear Stearns ALT-A Trust, Series 2006-6, Class 1A1, 2 .72%, 11/25/36(c)		3,679	3,741,370
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		3,680	3,639,033
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		5,185	4,826,085
Bear Stearns Mortgage Funding Trust(c):
Series 2006-SL1, Class A1, 2.68%, 08/25/36		4,402	4,400,600
Series 2007-AR2, Class A1, 2.57%, 03/25/37		239	221,724
Series 2007-AR3, Class 1A1, 2.54%, 03/25/37		3,162	3,017,571
Series 2007-AR4, Class 2A1, 2.61%, 06/25/37		2,551	2,453,673
Chase Mortgage Finance Trust,
Series 2007-S6, Class 1A1, 6.00%, 12/25/37		71,552	52,882,517
CHL Mortgage Pass-Through Trust:
Series 2005-22, Class 2A1, 4.01%, 11/25/35(c)		1,996	1,796,427
Series 2006-OA4, Class A1, 3.46%, 04/25/46(c)		33,966	16,813,022
Series 2006-OA5, Class 3A1, 2.60%, 04/25/46(c)		2,056	1,935,845
Series 2007-15, Class 2A2, 6.50%, 09/25/37		18,818	13,742,596
CIM Trust(a)(c):
Series 2017-6, Class A1, 3.02%, 06/25/57		4,375	4,374,972
Series 2019-INV1, Class A1, 4.00%, 02/25/49		15,703	16,078,931

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)

United States (continued)
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37	USD	6,298	$5,667,262
Series 2008-2, Class 1A1, 6.50%, 06/25/38		7,785	6,773,327
Credit Suisse Mortgage Capital Certificates(a):
Series 2009-12R, Class 3A1, 6.50%, 10/27/37		21,079	12,111,536
Series 2019-RPL4, Class A1, 3.83%, 08/26/58		15,037	15,178,216
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 3.75%, 11/25/35(c)		3,449	1,098,155
CSMC Trust:
Series 2009-5R, Class 4A4, 4.30%, 06/25/36(a)(c)		5,549	5,162,607
Series 2011-5R, Class 3A1, 4.12%, 09/27/47(a)(c)		75	74,278
Series 2014-4R, Class 16A3, 2.63%, 02/27/36(a)(c)(d)		3,750	3,444,233
Series 2014-9R, Class 9A1, 2.55%, 08/27/36(a)(c)(d)		4,898	4,359,315
Series 2014-11R, Class 16A1, 4.10%, 09/27/47(a)(c)		8,940	9,081,444
Series 2015-4R, Class 1A2, 2.58%, 11/27/36(a)(c)(d)		2,334	2,028,879
Series 2015-4R, Class 1A4, 2.58%, 10/27/36(a)(c)(d)		6,805	4,427,850
Series 2015-6R, Class 5A1, 2.79%, 03/27/36(a)(c)		847	840,598
Series 2015-6R, Class 5A2, 2.79%, 03/27/36(a)(c)		11,966	9,144,277
Series 2017-2, 0.00%, 02/01/47(a)(d)		7,366	7,161,182
Series 2017-FHA1, 0.00%, 09/27/66(d)(k)		10,290	8,505,940
Series 2019-JR1, 0.00%, 03/25/59(c)(d)		4,550	2,002,000
Series 2019-JR1, 4.10%, 09/27/66(c)		107,286	108,072,283
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 2.57%, 08/25/47(c)		3,944	2,714,879
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, 2.93%, 01/27/37(a)(c)		602	580,563
Deutsche Alt-B Securities Mortgage Loan Trust(c):
Series 2006-AB3, Class A3, 6.51%, 07/25/36		1,641	1,535,630
Series 2006-AB3, Class A8, 6.36%, 07/25/36		1,043	976,503
GreenPoint Mortgage Funding Trust,
Series 2006-AR2, Class 4A1, 4.50%, 03/25/36(c)		2,777	2,733,108
GSMPS Mortgage Loan Trust(a)(c):
Series 2005-RP1, Class 1AF, 2.75%, 01/25/35		4,576	4,225,812
Series 2005-RP2, Class 1AF, 2.75%, 03/25/35		5,492	5,091,002
Series 2006-RP1, Class 1AF1, 2.75%, 01/25/36		4,221	3,671,649
GSR Mortgage Loan Trust:
Series 2005-AR1, Class 2A1, 4.65%, 01/25/35(c)		820	842,470

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)

United States (continued)
Series 2006-OA1, Class 1A1, 2.62%, 08/25/46(c)	USD	43,956	$17,681,216
Series 2007-1F,Class 2A4, 5.50%, 01/25/37		784	862,784
HarborView Mortgage Loan Trust,
Series 2007-4, Class 2A2, 2.64%, 07/19/47(c)		2,284	2,067,934
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR19, Class 3A1, 3.74%, 09/25/37		7,065	5,048,640
Series 2007-FLX5, Class 2A2, 2.64%, 08/25/37		3,234	2,881,736
JPMorgan Alternative Loan Trust,
Series 2007-A2, Class 2A1, 4.35%, 05/25/37(c)		1,824	1,659,348
JPMorgan Madison Avenue Securities Trust, Series 2014-CH1, Class M2, 6.65%, 11/25/24(a)(c)(d)		4,486	4,868,703
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1, 4.66%, 07/25/35(c)		49	50,508
LSTAR Securities Investment Trust(a)(c):
Series 2019-1, Class A1, 4.14%, 03/01/24		9,565	9,593,818
Series 2019-2, Class A1, 3.94%, 04/01/24		11,544	11,567,282
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.86%, 08/25/37(a)(c)(d)		2,844	2,239,559
MCM Trust(a)(d):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		16,755	16,710,944
Series 2018-NPL1, Class B, 2.40%, 05/28/58		30,304	4,242,602
Series 2018-NPL2, Class A, 4.00%, 10/25/28		33,159	33,105,778
Series 2018-NPL2, Class B, 0.00%, 10/25/28		53,570	11,785,400
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 2.61%, 04/25/37(c)		7,045	6,129,102
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, 2.78%, 04/16/36(a)(c)		27,094	23,662,482
New Residential Mortgage Loan Trust(a):
Series 2019-2A, Class A1, 4.25%, 12/25/57(c)		5,964	6,196,658
Series 2019-RPL1, Class A1, 4.33%, 02/26/24(e)		18,324	18,588,748
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30(a)(c)		1,337	1,368,053
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36(e)		1,841	711,124
Series 2007-2, Class A4, 2.82%, 06/25/37(c)		1,243	1,027,207
RALI Trust, Series 2007-QH9, Class A1, 3.75%, 11/25/37(c)		1,106	1,021,028
Reperforming Loan REMIC Trust(a)(c):
Series 2005-R2, Class 1AF1, 2.74%, 06/25/35		2,524	2,419,562
Series 2005-R3, Class AF, 2.80%, 09/25/35		4,032	3,703,098

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)

United States (continued)
Seasoned Credit Risk Transfer Trust(c):
Series 2017-3, Class M2, 4.75%, 07/25/56(a)	USD	4,085	$4,027,988
Series 2018-1, Class BX, 6.32%, 05/25/57(d)		1,476	776,450
Series 2018-1, Class M, 4.75%, 05/25/57		1,340	1,310,553
Series 2018-3, Class M, 4.75%, 08/25/57(a)		7,320	7,201,864
STACR Trust, Series 2018-DNA2, Class M2, 4.55%, 12/25/30(a)(c)		3,817	3,807,469
STARM Mortgage Loan Trust,
Series 2007-2, Class 3A3, 4.71%, 04/25/37(c)		1,324	1,117,745
Structured Adjustable Rate Mortgage Loan Trust(c):
Series 2005-11, Class 1A1, 4.18%, 05/25/35		1,458	1,289,743
Series 2006-3, Class 4A, 4.11%, 04/25/36		2,777	2,324,213
Structured Asset Mortgage Investments II Trust(c):
Series 2006-AR2, Class A1, 2.63%, 02/25/36		2,982	2,915,344
Series 2006-AR4, Class 3A1, 2.59%, 06/25/36(d)		7,297	6,640,722
Series 2006-AR5, Class 2A1, 2.61%, 05/25/46		1,952	1,681,722
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2005-AR2, Class B1, 2.93%, 01/25/45		1,666	1,261,100
Series 2007-OA5, Class 1A, 3.25%, 06/25/47		5,027	4,792,046
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-1, Class 4CB, 6.50%, 02/25/36		3,722	3,296,855
Series 2006-4, Class 1A1, 6.00%, 04/25/36		6,932	6,494,152
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		6,006	5,436,581
Series 2006-4, Class 3A5, 6.35%, 05/25/36(e)		1,597	1,445,268
Series 2007-OA1, Class 2A, 3.22%, 12/25/46(c)		8,424	7,430,419

			783,282,119

			1,005,834,462

Commercial Mortgage-Backed Securities — 4.3%

Cayman Islands — 0.2%(a)
Exantas Capital Corp. Ltd.(c):
Series 2018-RSO6, Class A, 3.22%, 06/15/35		12,672	12,688,583
Series 2019-RSO7, Class AS, 3.89%, 04/15/36		8,519	8,518,979
GPMT Ltd., Series 2018-FL1, Class A, 3.28%, 11/21/35(c)		7,381	7,381,181
PFP Ltd.(c):
Series 2019-5, Class A, 3.37%, 04/14/36		3,671	3,670,992
Series 2019-5, Class AS, 3.82%, 04/14/36		2,140	2,140,000

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

Cayman Islands (continued)
Prima Capital CRE Securitization Ltd.(d):
Series 2015-4A, Class C, 4.00%, 08/24/49	USD	2,420	$2,412,740
Series 2016-6A, Class C, 4.00%, 08/24/40		16,840	16,728,856

			53,541,331

Ireland — 0.0%(c)
Scorpio European Loan Conduit No. 34 DAC, Series 34A, Class C, 2.91%, 05/17/29(a)	GBP	2,750	3,492,362
Taurus DEU DAC:
Series 2016-DE2, Class C, 2.85%, 01/03/27	EUR	1,839	2,091,184
Series 2016-DE2, Class D, 3.75%, 01/03/27		2,010	2,285,968
Taurus FR DAC:
Series 2019-1FR, Class B, 1.45%, 02/02/31		575	652,885
Series 2019-1FR, Class C, 1.95%, 02/02/31		610	692,625
Taurus UK DAC:
Series 2017-UK2, Class B, 2.20%, 11/17/27	GBP	3,621	4,590,985
Series 2017-UK2, Class C, 2.65%, 11/17/27		2,008	2,544,874

			16,350,883

Italy — 0.0%
Taurus IT SRL, Series 2018-IT1, Class A, 1.00%, 05/18/30(c)	EUR	7,735	8,673,815

United Kingdom — 0.1%
Canary Wharf Finance II plc(c):
Class C2, 2.20%, 10/22/37	GBP	2,100	2,248,287
Class D2, 2.92%, 10/22/37		14,689	15,698,295

			17,946,582

United States — 4.0%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class D, 4.28%, 08/10/35(a)(c)	USD	1,530	1,610,409
245 Park Avenue Trust(a)(c):
Series 2017-245P, Class D, 3.78%, 06/05/37		1,100	1,122,269
Series 2017-245P, Class E, 3.78%, 06/05/37		4,688	4,583,453
280 Park Avenue Mortgage Trust(a)(c):
Series 2017-280P, Class D, 3.93%, 09/15/34		6,940	6,952,960
Series 2017-280P, Class E, 4.51%, 09/15/34		15,305	15,343,339
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29(a)		1,850	1,937,805
AREIT Trust, Series 2018-CRE1, Class A, 3.25%, 02/14/35(a)(c)(d)		607	607,480
Ashford Hospitality Trust, Series 2018- ASHF,Class D, 4.49%, 04/15/35(a)(c)		9,380	9,418,057
Asset Securitization Corp., Series 1997- D5, Class B2, 6.93%, 02/14/43		366	373,505

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Atrium Hotel Portfolio Trust(a)(c):
Series 2017-ATRM, Class D, 4.34%, 12/15/36	USD	12,415	$12,449,762
Series 2017-ATRM, Class E, 5.44%, 12/15/36		2,345	2,362,661
Series 2018-ATRM, Class E, 5.79%, 06/15/35		4,370	4,391,808
BAMLL Commercial Mortgage
Securities Trust(a)(c):
Series 2015-200P,Class F, 3.72%, 04/14/33		3,131	3,121,779
Series 2016-ISQ, Class C, 3.73%, 08/14/34		1,530	1,573,479
Series 2016-ISQ, Class E, 3.73%, 08/14/34		18,000	17,525,030
Series 2017-SCH, Class BF, 3.79%, 11/15/33		4,940	4,924,587
Series 2017-SCH, Class CL, 3.89%, 11/15/32		2,560	2,560,000
Series 2017-SCH, Class DL, 4.39%, 11/15/32		5,070	5,070,000
Series 2018-DSNY,Class D, 4.09%, 09/15/34		8,762	8,793,175
Series 2019-AHT,Class C, 4.39%, 03/15/34		2,098	2,106,792
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		1,059	1,062,110
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 3.24%, 01/15/33(a)(c)		4,980	4,957,054
BANK, Series 2019-BN16, Class C, 4.79%, 02/15/52(c)		2,965	3,289,294
Barclays Commercial Mortgage Trust:
Series 2019-C3, Class C, 4.18%, 05/15/52		3,525	3,638,005
Series 2019-C3, Class D, 3.00%, 05/15/52(a)		2,730	2,415,327
Series 2019-C3, Class XA, 1.35%, 05/15/52(c)		46,078	4,903,400
Bayview Commercial Asset Trust(a)(c):
Series 2005-2A, Class A1, 2.71%, 08/25/35		4,599	4,416,565
Series 2005-4A, Class A1, 2.70%, 01/25/36		900	867,547
Series 2005-4A, Class A2, 2.79%, 01/25/36		253	245,285
Series 2005-4A, Class M1, 2.85%, 01/25/36		677	653,040
Series 2006-1A, Class A2, 2.76%, 04/25/36		1,028	991,670
Series 2006-3A, Class A1, 2.65%, 10/25/36		1,647	1,574,676
Series 2006-3A, Class A2, 2.70%, 10/25/36		1,786	1,711,757
Series 2006-4A, Class A1, 2.63%, 12/25/36		2,341	2,276,440
Series 2007-2A, Class A1, 2.67%, 07/25/37		4,017	3,813,341
Series 2007-4A, Class A1, 2.85%, 09/25/37		16,833	15,998,320
Series 2007-6A, Class A4A, 3.90%, 12/25/37		5,310	4,547,318

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
BBCMS Mortgage Trust(a)(c):
Series 2018-CHRS, Class E, 4.41%, 08/05/38	USD	2,640	$2,393,265
Series 2018-TALL, Class A, 3.12%, 03/15/37		2,453	2,443,773
Series 2018-TALL, Class D, 3.84%, 03/15/37		3,030	3,029,034
BBCMS Trust(a)(c):
Series 2015-STP, Class E, 4.43%, 09/10/28		220	217,069
Series 2019-CLP, Class D, 4.12%, 12/15/31		11,841	11,766,859
Series 2019-CLP, Class E, 4.51%, 12/15/31		21,411	21,450,849
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36(a)(c)		2,313	2,303,354
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 01/12/45(c)		2,643	2,636,843
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51(a)		570	518,714
Series 2019-B9, Class C, 4.97%, 03/15/52(c)		7,824	8,722,280
Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(a)(c)		12,194	12,516,165
BHMS, Series 2018-ATLS, Class A, 3.64%, 07/15/35(a)(c)		18,444	18,449,812
BWAY Mortgage Trust(a):
Series 2013-1515, Class A2, 3.45%, 03/10/33		7,835	8,216,169
Series 2013-1515, Class D, 3.63%, 03/10/33		9,570	9,760,799
Series 2013-1515, Class E, 3.72%, 03/10/33		650	659,065
Series 2013-1515, Class F, 4.06%, 03/10/33(c)		601	605,971
Series 2015-1740, Class E, 4.81%, 01/10/35(c)		9,438	9,844,811
BX Commercial Mortgage Trust(a)(c):
Series 2018-BIOA, Class E, 4.35%, 03/15/37		3,790	3,804,274
Series 2018-IND, Class G, 4.44%, 11/15/35		447	448,345
Series 2018-IND, Class H, 5.39%, 11/15/35		35,604	35,714,663
BXP Trust(a)(c):
Series 2017-CC, Class D, 3.67%, 08/13/37		1,930	1,916,390
Series 2017-CC, Class E, 3.67%, 08/13/37		3,820	3,614,134
Series 2017-GM, Class D, 3.54%, 06/13/39		1,520	1,537,248
Series 2017-GM, Class E, 3.54%, 06/13/39		3,300	3,181,438
CAMB Commercial Mortgage Trust(a)(c):
Series 2019-LIFE, Class D, 4.14%, 12/15/37		13,710	13,795,568
Series 2019-LIFE, Class E, 4.54%, 12/15/37		20,019	20,193,968
Cantor Commercial Real Estate Lending(a)(c):
Series 2019-CF1, Class 65B, 4.14%, 05/15/52		3,000	3,065,336

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Series 2019-CF1, Class 65C, 4.12%, 05/15/52	USD	3,700	$3,691,385
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 04/10/29(a)(c)		1,760	1,802,125
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,735	3,879,643
Series 2017-CD4, Class A4, 3.51%, 05/10/50(c)		150	158,819
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		1,090	1,166,023
Series 2016-C3, Class C, 4.91%, 01/10/48(c)		2,200	2,327,994
Series 2016-C4, Class C, 5.04%, 05/10/58(c)		8,553	9,102,695
Series 2018-TAN, Class C, 5.29%, 02/15/33(a)		3,020	3,228,872
CFK Trust(a):
Series 2019-FAX, Class D, 4.64%, 01/15/39		6,897	7,623,903
Series 2019-FAX, Class E, 4.64%, 01/15/39		6,152	6,497,930
CGBAM Commercial Mortgage Trust(a)(c):
Series 2015-SMRT, Class E, 3.91%, 04/10/28		10,086	10,166,076
Series 2015-SMRT, Class F, 3.91%, 04/10/28		670	675,680
CGDBB Commercial Mortgage Trust(a)(c):
Series 2017-BIOC, Class A, 3.18%, 07/15/32		8,510	8,510,010
Series 2017-BIOC, Class D, 3.99%, 07/15/32		8,490	8,505,992
Series 2017-BIOC, Class E, 4.54%, 07/15/32		18,230	18,229,989
CHC Commercial Mortgage Trust,
Series 2019-CHC, Class B, 3.90%, 06/15/34(a)(c)		16,530	16,530,000
Citigroup Commercial Mortgage Trust(c):
Series 2014-GC19, Class C, 5.26%, 03/10/47		1,156	1,244,930
Series 2015-GC27, Class C, 4.57%, 02/10/48		14,540	14,973,019
Series 2015-SHP2, Class F, 7.59%, 07/15/27(a)		1,080	1,080,082
Series 2016-C1, Class C, 5.12%, 05/10/49		4,100	4,482,911
Series 2016-C1, Class D, 5.12%, 05/10/49(a)		1,180	1,196,009
Series 2016-GC37, Class C, 5.09%, 04/10/49		2,110	2,262,417
Series 2016-P3, Class C, 4.99%, 04/15/49		340	366,437
Series 2016-P3, Class D, 2.80%, 04/15/49(a)		945	816,975
Series 2019-SMRT, Class D, 4.90%, 01/10/24(a)		12,165	12,888,022
Series 2019-SMRT, Class E, 4.90%, 01/10/24(a)		1,081	1,120,620
CLNS Trust, Series 2017-IKPR, Class E, 5.91%, 06/11/32(a)(c)		1,762	1,770,801

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Commercial Mortgage Trust:
Series 2005-C6, Class F,
5.90%, 06/10/44(a)(c)	USD	1,156	$1,180,478
Series 2013-300P, Class D,
4.54%, 08/10/30(a)(c)		750	782,805
Series 2013-GAM, Class A2,
3.37%, 02/10/28(a)		845	850,212
Series 2014-CR15, Class C,
4.90%, 02/10/47(c)		670	722,273
Series 2014-LC15, Class A4,
4.01%, 04/10/47		3,572	3,812,567
Series 2014-UBS4, Class C,
4.78%, 08/10/47(c)		6,519	6,750,640
Series 2015-CR23, Class A4,
3.50%, 05/10/48		1,860	1,959,342
Series 2015-CR23, Class CMC,
3.81%, 05/10/48(a)(c)		580	581,402
Series 2015-CR23, Class CMD,
3.81%, 05/10/48(a)(c)		18,523	18,542,347
Series 2015-CR23, Class CME,
3.81%, 05/10/48(a)(c)		15,050	15,024,565
Series 2015-CR24, Class A5,
3.70%, 08/10/48		3,145	3,352,101
Series 2015-CR25, Class A4,
3.76%, 08/10/48		965	1,030,946
Series 2015-CR25, Class C,
4.69%, 08/10/48(c)		290	301,581
Series 2015-LC19, Class A4,
3.18%, 02/10/48		4,783	4,960,268
Series 2015-LC19, Class C,
4.40%, 02/10/48(c)		1,207	1,267,842
Series 2015-LC19, Class D,
2.87%, 02/10/48(a)		3,879	3,570,693
Series 2015-LC21, Class C,
4.44%, 07/10/48(c)		6,490	6,771,858
Series 2015-LC23, Class A4,
3.77%, 10/10/48		2,008	2,151,167
Series 2016-667M, Class D,
3.28%, 10/10/36(a)(c)		1,840	1,754,534
Series 2017-COR2, Class A3,
3.51%, 09/10/50		3,170	3,345,435
Series 2017-COR2, Class D,
3.00%, 09/10/50(a)		2,237	2,039,659
Series 2018-HCLV, Class B,
3.79%, 09/15/33(a)(c)		3,955	3,938,861
Core Industrial Trust(a)(c):
Series 2015-CALW, Class G,
3.98%, 02/10/34		29,865	30,398,834
Series 2015-TEXW, Class D,
3.98%, 02/10/34		4,140	4,281,766
Series 2015-TEXW, Class F,
3.98%, 02/10/34		16,810	17,194,062
Series 2015-WEST, Class E,
4.37%, 02/10/37		1,476	1,561,174
Credit Suisse First Boston Mortgage
Securities Corp.:
Series 2004-C4, Class F,
5.23%, 10/15/39(a)(c)		1,792	1,789,260
Series 2005-C2, Class AMFX,
4.88%, 04/15/37		67	65,601
Series 2005-C3, Class C,
4.95%, 07/15/37(c)		18	17,969

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class A4,
3.50%, 06/15/57	USD	3,010	$3,148,979
Series 2018-C14, Class C,
5.06%, 11/15/51(c)		2,890	3,156,412
Series 2019-C15, Class C,
5.15%, 03/15/52(c)		7,122	7,725,430
Series 2019-C15, Class D,
3.00%, 03/15/52(a)		3,323	2,914,541
Series 2019-C16, Class A3,
3.33%, 06/15/52		6,050	6,274,836
Series 2019-C16, Class C,
4.24%, 06/15/52(c)		8,219	8,508,360
Series 2019-C16, Class XA,
1.57%, 06/15/52(c)		116,089	14,547,716
CSMC Trust(a):
Series 2017-CHOP, Class E,
5.69%, 07/15/32(c)		2,963	2,975,010
Series 2017-PFHP, Class A,
3.34%, 12/15/30(c)		2,310	2,301,253
Series 2017-TIME, Class A,
3.65%, 11/13/39		2,190	2,274,522
CSWF, Series 2018-TOP, Class A, 3.39%, 08/15/35(a)(c)		3,777	3,779,315
DBGS Mortgage Trust(a)(c):
Series 2019-1735, Class F,
4.33%, 04/10/37		2,873	2,753,364
Series 2019-1735, Class X,
0.43%, 04/10/37		52,590	1,471,468
DBJPM Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 05/10/49		3,365	3,506,770
DBUBS Mortgage Trust(a):
Series 2017-BRBK, Class A,
3.45%, 10/10/34		6,680	7,006,351
Series 2017-BRBK, Class E,
3.65%, 10/10/34(c)		11,280	11,323,797
Series 2017-BRBK, Class F,
3.65%, 10/10/34(c)		2,300	2,273,114
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(a)(c)		3,210	3,400,123
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(a)(c)		28,606	28,628,038
GS Mortgage Securities Corp. II(a):
Series 2005-ROCK, Class A,
5.37%, 05/03/32		7,340	8,440,194
Series 2005-ROCK, Class X1,
0.39%, 05/03/32(c)		24,000	361,327
Series 2013-KING, Class E,
3.55%, 12/10/27(c)		14,850	14,795,401
Series 2017-375H, Class A,
3.59%, 09/10/37(c)		1,460	1,529,627
GS Mortgage Securities Corp. Trust(a):
Series 2016-RENT, Class C,
4.20%, 02/10/29(c)		1,450	1,470,073
Series 2016-RENT, Class E,
4.20%, 02/10/29(c)		6,000	6,041,926
Series 2017-500K, Class D,
3.69%, 07/15/32(c)		620	618,089
Series 2017-500K, Class E,
3.89%, 07/15/32(c)		1,270	1,269,603
Series 2017-500K, Class F,
4.19%, 07/15/32(c)		1,435	1,429,139

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Series 2017-500K, Class G,
4.89%, 07/15/32(c)	USD	963	$956,637
Series 2017-GPTX, Class A,
2.86%, 05/10/34		6,110	6,136,113
Series 2018-HULA, Class D,
4.19%, 07/15/25(c)		3,278	3,295,702
Series 2019-BOCA, Class A,
3.65%, 06/15/38(c)		3,284	3,285,263
Series 2019-SOHO, Class E,
4.32%, 06/15/36(c)		9,280	9,259,120
GS Mortgage Securities Trust:
Series 2014-GC20, Class B,
4.53%, 04/10/47(c)		370	382,416
Series 2015-590M, Class E,
3.93%, 10/10/35(a)(c)		3,340	3,373,033
Series 2015-GC28, Class B,
3.98%, 02/10/48		1,520	1,588,879
Series 2015-GS1, Class A3,
3.73%, 11/10/48		1,780	1,894,579
Series 2017-GS6, Class A3,
3.43%, 05/10/50		3,340	3,514,019
Series 2017-GS7, Class A4,
3.43%, 08/10/50		7,888	8,216,559
Series 2017-GS7, Class D,
3.00%, 08/10/50(a)		3,909	3,504,107
Series 2017-GS7, Class E,
3.00%, 08/10/50(a)		3,926	3,493,199
Hudson Yards Mortgage Trust(a):
Series 2016-10HY, Class A,
2.84%, 08/10/38		5,230	5,299,373
Series 2019-30HY, Class E,
1.00%, 07/10/39(c)		14,170	13,672,029
IMT Trust(a):
Series 2017-APTS, Class AFX,
3.48%, 06/15/34		4,090	4,283,233
Series 2017-APTS, Class DFX,
3.61%, 06/15/34(c)		1,350	1,361,288
Series 2017-APTS, Class EFX,
3.61%, 06/15/34(c)		2,090	2,066,301
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 3.09%, 01/15/33(a)(c)		1,670	1,667,391
J.P. Morgan Chase Commercial Mortgage Securities Corp.(a)(c):
Series 2019-MFP, Class C,
3.74%, 07/15/36		2,040	2,040,000
Series 2019-MFP, Class E,
4.54%, 07/15/36		5,580	5,580,000
Series 2019-MFP, Class F,
5.38%, 07/15/36		2,015	2,015,000
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class A4,
3.80%, 09/15/47		1,600	1,696,296
Series 2015-C33, Class D1,
4.27%, 12/15/48(a)(c)		4,979	4,951,424
JPMCC Commercial Mortgage
Securities Trust:
Series 2017-JP5, Class C,
4.05%, 03/15/50(c)		3,120	3,201,886
Series 2017-JP5, Class D,
4.80%, 03/15/50(a)(c)		4,720	4,827,493
Series 2017-JP6, Class A5,
3.49%, 07/15/50		3,130	3,297,113

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Series 2017-JP7, Class B,
4.05%, 09/15/50	USD	840	$885,551
Series 2019-COR5, Class C,
3.75%, 06/13/52		6,999	7,019,161
JPMDB Commercial Mortgage Securities Trust:
Series 2017-C5, Class A5,
3.69%, 03/15/50		4,330	4,638,233
Series 2017-C5, Class C,
4.51%, 03/15/50(c)		605	641,190
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL,
3.69%, 06/15/45(a)(c)		1,140	1,160,643
Series 2014-C20, Class A5,
3.80%, 07/15/47		5,340	5,631,515
Series 2015-JP1, Class A5,
3.91%, 01/15/49		504	542,287
Series 2015-JP1, Class C,
4.89%, 01/15/49(c)		1,650	1,754,354
Series 2015-JP1, Class D,
4.39%, 01/15/49(c)		7,843	7,932,045
Series 2015-UES, Class E,
3.74%, 09/05/32(a)(c)		17,360	17,384,556
Series 2015-UES, Class F,
3.74%, 09/05/32(a)(c)		820	816,860
Series 2016-NINE, Class A,
2.95%, 10/06/38(a)(c)		24,506	24,904,686
Series 2018-WPT, Class FFX,
5.54%, 07/05/33(a)		2,430	2,485,965
Series 2019-OSB, Class E,
3.78%, 06/05/39(a)(c)		3,216	3,256,369
KNDL Mortgage Trust, Series 2019- KNSQ, Class E, 4.19%, 05/15/36(a)(c)		26,361	26,360,900
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class F,
6.36%, 06/15/38(c)		640	652,572
Series 2007-C6, Class AMFL,
6.11%, 07/15/40(a)		48	47,547
LCCM Mortgage Trust, Series 2014- 909, Class E, 4.03%, 05/15/31(a)(c).		10,892	10,918,499
Lehman Brothers Small Balance Commercial Mortgage Trust(a)(c):
Series 2006-2A, Class M2,
2.79%, 09/25/36		1,800	1,750,444
Series 2007-1A, Class 1A,
2.65%, 03/25/37		3,509	3,408,256
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.27%, 04/20/48(a)(c)		5,540	5,632,783
MAD Mortgage Trust(a)(c):
Series 2017-330M, Class D,
4.11%, 08/15/34		2,925	2,985,821
Series 2017-330M, Class E,
4.17%, 08/15/34		8,020	7,928,858
Madison Avenue Trust, Series 2013- 650M, Class D, 4.17%, 10/12/32(a)(c)		8,002	8,085,042
Merrill Lynch Mortgage Trust(c):
Series 2005-CIP1, Class D,
5.79%, 07/12/38		2,660	2,704,344
Series 2005-MKB2, Class F,
6.53%, 09/12/42(a)		3,650	3,695,536

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5,
3.89%, 06/15/47	USD	3,610	$3,842,856
Series 2015-C23, Class A4,
3.72%, 07/15/50		2,748	2,923,316
Series 2015-C23, Class D,
4.27%, 07/15/50(a)(c)		3,338	3,260,807
Series 2015-C25, Class C,
4.68%, 10/15/48(c)		720	768,521
Series 2015-C26, Class A5,
3.53%, 10/15/48		759	800,990
Series 2015-C26, Class D,
3.06%, 10/15/48(a)		3,937	3,647,328
Series 2017-C33, Class C,
4.56%, 05/15/50(c)		2,270	2,408,826
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A, 2.20%, 09/13/31(a)		2,200	2,197,393
Morgan Stanley Capital I, Series 2017-HR2, Class D, 2.73%, 12/15/50		1,115	991,197
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C,
6.38%, 10/15/42(c)		4,210	4,335,799
Series 2007-T27, Class AJ,
6.14%, 06/11/42(c)		6,007	6,378,845
Series 2014-150E, Class F,
4.44%, 09/09/32(a)(c)		6,850	7,022,256
Series 2014-CPT, Class E,
3.56%, 07/13/29(a)(c)		630	634,934
Series 2014-CPT, Class F,
3.56%, 07/13/29(a)(c)		15,216	15,243,004
Series 2014-CPT, Class G,
3.56%, 07/13/29(a)(c)		6,825	6,775,037
Series 2015-MS1, Class A4,
3.78%, 05/15/48(c)		950	1,014,258
Series 2015-MS1, Class C,
4.17%, 05/15/48(c)		3,053	3,152,022
Series 2015-MS1, Class D,
4.17%, 05/15/48(a)(c)		830	801,706
Series 2017-CLS, Class F,
4.99%, 11/15/34(a)(c)		15,877	15,806,608
Series 2017-H1, Class D,
2.55%, 06/15/50(a)		7,340	6,172,867
Series 2017-JWDR, Class D,
4.34%, 11/15/34(a)(c)		2,660	2,673,755
Series 2017-JWDR, Class E,
5.44%, 11/15/34(a)(c)		3,164	3,189,692
Series 2018-H3, Class C,
5.01%, 07/15/51(c)		3,800	4,102,263
Series 2018-H3, Class D,
3.00%, 07/15/51(a)		2,620	2,312,082
Series 2018-MP, Class E,
4.42%, 07/11/40(a)(c)		6,910	6,794,478
Series 2018-SUN, Class F,
4.94%, 07/15/35(a)(c)		2,723	2,751,696
Series 2019-AGLN, Class D,
4.14%, 03/15/34(a)(c)		9,030	9,029,901
Series 2019-AGLN, Class F,
4.99%, 03/15/34(a)(c)		9,590	9,602,045
Series 2019-H6, Class A4,
3.42%, 06/15/52		4,299	4,502,168
Series 2019-H6, Class XB,
0.72%, 06/15/52(c)		53,695	3,399,210

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Multi Security Asset Trust LP Commercial Mortgage-Backed Securities Pass-Through, Series 2005-RR4A, Class N, 4.78%, 11/28/35(a)(c)	USD	2,167	$2,171,109
Natixis Commercial Mortgage Securities Trust(a)(c):
Series 2018-FL1, Class A,
3.34%, 06/15/35		2,112	2,105,394
Series 2018-FL1, Class MCR1,
4.74%, 06/15/35		1,672	1,663,578
Series 2019-10K, Class D,
4.27%, 05/15/39		9,410	9,626,036
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39(a) (c)		7,856	7,684,134
RAIT Trust, Series 2017-FL7, Class C, 4.89%, 06/15/37(a)(c)		1,440	1,435,872
RSO Repo SPE Trust, 3.82%, 09/15/20(c)(d)		23,567	23,331,336
USDC(a)(c):
Series 2018-USDC, Class E,
4.64%, 05/13/38		2,730	2,845,358
Series 2018-USDC, Class F,
4.64%, 05/13/38		3,780	3,778,757
Velocity Commercial Capital Loan Trust:
Series 2016-1, Class M4,
8.91%, 04/25/46(a)(c)		970	1,109,895
Series 2016-2, Class M3,
5.50%, 10/25/46(c)		2,250	2,359,772
Series 2016-2, Class M4,
7.23%, 10/25/46(c)		1,110	1,172,078
Series 2017-2, Class M3,
4.24%, 11/25/47(a)(c)		1,646	1,665,846
Series 2017-2, Class M4,
5.00%, 11/25/47(a)(c)		988	1,000,756
Series 2018-1, Class M2,
4.26%, 04/25/48(a)		929	959,877
VNDO Mortgage Trust(a)(c):
Series 2013-PENN, Class D,
4.08%, 12/13/29		1,400	1,410,954
Series 2013-PENN, Class E,
4.08%, 12/13/29		4,115	4,079,583
Wells Fargo Commercial Mortgage Trust:
Series 2013-BTC, Class F,
3.67%, 04/16/35(a)(c)		8,491	8,186,399
Series 2014-LC18, Class A5,
3.41%, 12/15/47		1,488	1,556,026
Series 2015-C27, Class C,
3.89%, 02/15/48		5,879	5,855,661
Series 2015-C28, Class A4,
3.54%, 05/15/48		2,490	2,624,239
Series 2015-C30, Class A4,
3.66%, 09/15/58		3,910	4,152,109
Series 2015-NXS1, Class A5,
3.15%, 05/15/48		919	949,637
Series 2015-NXS4, Class A4,
3.72%, 12/15/48		1,610	1,716,615
Series 2015-NXS4, Class D,
3.75%, 12/15/48(c)		1,516	1,503,777
Series 2015-P2, Class D,
3.24%, 12/15/48(a)		1,687	1,477,838

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)

United States (continued)
Series 2016-C34, Class C,
5.20%, 06/15/49(c)	USD	2,490	$2,669,128
Series 2016-NXS5, Class D,
5.04%, 01/15/59(c)		1,000	1,029,054
Series 2017-C39, Class C,
4.12%, 09/15/50		1,570	1,594,076
Series 2017-C39, Class D,
4.50%, 09/15/50(a)(c)		1,553	1,534,770
Series 2017-HSDB, Class A,
3.26%, 12/13/31(a)(c)		3,928	3,913,583
Series 2018-1745, Class A,
3.87%, 06/15/36(a)(c)		2,490	2,667,595
Series 2018-BXI, Class E,
4.55%, 12/15/36(a)(c)		2,297	2,293,088
Series 2018-C44, Class D,
3.00%, 05/15/51(a)		3,000	2,712,440
Series 2018-C45, Class C,
4.73%, 06/15/51		1,450	1,531,497
Series 2019-C50, Class XA,
1.63%, 05/15/52(c)		50,634	5,482,705
WFRBS Commercial Mortgage Trust(c):
Series 2011-C3, Class A3FL,
3.34%, 03/15/44(a)		134	134,664
Series 2014-C24, Class B,
4.20%, 11/15/47		1,770	1,821,856

			1,323,645,496

			1,420,158,107

Interest Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%(c)
IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1, Class AXPP, 1.43%, 07/25/47		28,711	991,653
Reperforming Loan REMIC Trust, Series 2005-R3, Class AS,
3.63%, 09/25/35(a)		3,322	380,582
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.09%, 07/25/56(a)		8,609	1,043,148
Voyager OPTONE Delaware Trust, Series 2009-1, Class SAA7, 5.19%, 02/25/38(a)		34,730	12,928,009

			15,343,392

Interest Only Commercial Mortgage-Backed Securities — 0.2%

United States — 0.2%(c)
245 Park Avenue Trust, Series 2017- 245P, Class XA, 0.27%, 06/05/37(a)		25,000	346,250
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.70%, 12/15/35(a)		19,140	655,545
Banc of America Commercial Mortgage Trust:
Series 2017-BNK3, Class XB,
0.78%, 02/15/50		31,555	1,395,653
Series 2017-BNK3, Class XD,
1.44%, 02/15/50(a)		12,290	1,028,427
BBCMS Trust(a):
Series 2015-SRCH, Class XA,
1.12%, 08/10/35		73,430	4,500,525
Series 2015-SRCH, Class XB,
0.30%, 08/10/35		42,790	661,533

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
United States (continued)
Benchmark Mortgage Trust, Series 2019-B9, Class XA, 1.22%, 03/15/52	USD	51,475	$4,261,406
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class X, 1.54%, 04/10/29(a)(d)		84,430	2,405,411
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		18,700	862,257
Commercial Mortgage Trust:
Series 2013-CR6, Class XA, 1.19%, 03/10/46		26,143	733,881
Series 2015-CR25, Class XA, 1.05%, 08/10/48		27,400	1,147,883
Series 2018-COR3, Class XD, 1.75%, 05/10/51(a)		8,680	1,113,147
Core Industrial Trust(a):
Series 2015-TEXW, Class XA, 0.90%, 02/10/34		57,049	963,604
Series 2015-WEST, Class XA, 1.08%, 02/10/37		39,120	1,854,340
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		32,800	549,538
CSMC OA LLC, Series 2014-USA, Class X2, 0.19%, 09/15/37(a)		598,765	2,850,121
DBJPM Mortgage Trust, Series 2017- C6, Class XD, 1.00%, 06/10/50		15,440	953,266
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.23%, 04/10/47		4,009	141,221
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.01%, 09/15/47		6,179	220,672
Series 2014-C26, Class XA, 1.20%, 01/15/48		7,203	272,938
Series 2015-C27, Class XD, 0.50%, 02/15/48(a)		31,775	756,881
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(a)		14,670	695,434
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(a)		37,589	1,716,690
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 1.27%, 03/10/50(a)		9,766	422,748
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XD, 1.33%, 12/15/47(a)		51,913	3,064,648
Series 2014-C19, Class XF, 1.33%, 12/15/47(a)		13,486	687,516
Series 2015-C21, Class XB, 0.44%, 03/15/48(a)		15,696	276,385
Series 2015-C26, Class XD, 1.49%, 10/15/48(a)		18,660	1,403,978
Series 2016-C31, Class XA, 1.57%, 11/15/49		7,722	586,738
Morgan Stanley Capital I Trust:
Series 2017-H1, Class XD, 2.36%, 06/15/50(a)		8,870	1,315,510

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)

United States (continued)
Series 2018-H4, Class XA, 1.04%, 12/15/51	USD	37,793		$2,514,450
Series 2019-L2, Class XA, 1.20%, 03/15/52		22,874		1,893,886
Olympic Tower Mortgage Trust, Series 2017-OT, Class XA, 0.51%, 05/10/39(a)		99,000		2,868,030
One Market Plaza Trust(a):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		152,049		583,868
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(d)		30,410		304
UBS Commercial Mortgage Trust, Series 2018-C14, Class XA, 1.18%, 12/15/51		13,658		1,032,228
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS1, Class XB, 0.49%, 05/15/48		13,786		396,461
Series 2016-BNK1, Class XD, 1.41%, 08/15/49(a)		9,764		715,604
Series 2018-C44, Class XA, 0.92%, 05/15/51		65,811		3,529,376

				51,378,353

Principal Only Collateralized Mortgage Obligations — 0.0%

United States — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(a)(k)		4,259		366,548

Total Non-Agency Mortgage-Backed Securities — 7.5% (Cost: $2,474,374,663)				2,493,080,862

Preferred Securities — 0.4%

Capital Trusts — 0.4%

Luxembourg — 0.0%
Novartex Holding Luxembourg SCA(d)	EUR	—	(f)	—

Netherlands — 0.0%
ING Groep NV, 6.00%(i)(n)	USD	1,253		1,265,154

United Kingdom — 0.0%(i)(n)
HSBC Holdings plc, 6.37%		1,492		1,544,220
Lloyds Banking Group plc:
6.41%(a)		1,000		1,042,500
6.66%		437		461,035
6.66%(a)		2,363		2,492,965

				5,540,720

United States — 0.4%
Bank of America Corp.(i)(n):
Series X, 6.25%		20,000		21,789,400
Series DD, 6.30%		3,010		3,360,063
Series Z, 6.50%		11,758		12,963,195
Capital One Financial Corp., Series E, 5.55%(i)(n)		7,551		7,679,896
JPMorgan Chase & Co.(i)(n):
Series Z, 5.30%		13,730		13,888,856
Series S, 6.75%		17,439		19,274,106
Morgan Stanley, Series J, 5.55%(i)(n)		5,950		6,015,450
NBCUniversal Enterprise, Inc., 5.25%(a)(g)(i)		4,900		5,017,600

Security		Par (000)	Value

United States (continued)
Prudential Financial, Inc., 5.87%, 09/15/42(n)	USD	6,205	$6,567,930
State Street Corp., Series F, 5.25%(i)(n)		7,055	7,236,948
SunTrust Banks, Inc., Series G, 5.05%(i)(n)		2,370	2,346,300
Wells Fargo & Co.(i)(n):
Series U, 5.87%		16,668	18,118,783
Series S, 5.90%		3,275	3,426,469

			127,684,996

Total Capital Trusts — 0.4% (Cost: $133,340,867)			134,490,870

		Shares

Preferred Stocks — 0.0%

United States — 0.0%(i)(n)
Federal Home Loan Mortgage Corp., Series Z, 7.88%(g)(h)		249,600	3,095,040
Federal National Mortgage Association, Series S, 8.25%(g)(h)		249,600	3,110,016
Morgan Stanley, Series E, 7.13%		33,813	941,354

			7,146,410

Total Preferred Stocks — 0.0% (Cost: $5,104,214)			7,146,410

Total Preferred Securities — 0.4% (Cost: $138,445,081)			141,637,280

		Par (000)

U.S. Government Sponsored Agency Securities — 44.1%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(b):
Series 2015-DN1, Class B, (LIBOR USD 1 Month + 11.50%), 13.90%, 01/25/25		1,474	2,062,477
Series 2015-HQ2, Class B, (LIBOR USD 1 Month + 7.95%), 10.35%, 05/25/25		1,585	1,931,863
Series 2017-DNA2, Class B1, (LIBOR USD 1 Month + 5.15%), 7.55%, 10/25/29		3,125	3,557,621
Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 6.85%, 03/25/30		5,034	5,453,522
Series 2017-HRP1, Class M2, (LIBOR USD 1 Month + 2.45%), 4.85%, 12/25/42		2,060	2,080,507

			15,085,990

CONSOLIDATED SCHEDULES OF INVESTMENTS	81

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28	USD	3,342	$3,711,617
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(n):
Series KL4F, Class A2AS, 3.68%, 10/25/25		4,408	4,682,027
Series KW06, Class A2, 3.80%, 06/25/28		2,790	3,027,729
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2016-K54, Class B, 4.19%, 04/25/48(a)(n)		3,410	3,576,033
Series 2017-K64, Class B, 4.12%, 05/25/50(a)(n)		2,026	2,120,179
Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(a)(n)		2,746	2,656,123
Series 2018-K732, Class B, 4.19%, 05/25/25(a)(n)		4,990	5,202,076
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(n)		1,200	1,264,922
Series 2018-K77, Class B, 4.30%, 05/25/51(a)(n)		2,060	2,167,807
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.37%, 08/25/50(a)(b)		4,180	4,422,332
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(n)		6,815	7,166,640
Series 2018-SB53, Class A10F, 3.66%, 06/25/28(n)		4,081	4,343,039
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		2,993	2,889,676
Series 2016-158, Class VA, 2.00%, 03/16/35		1,862	1,757,302

			48,987,502

Interest Only Commercial Mortgage-Backed Securities — 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes(n):
Series K718, Class X1, 0.74%, 01/25/22		26,511	357,092
Series KW01, Class X1, 1.11%, 01/25/26		95,923	4,994,436
Series KW03, Class X1, 0.98%, 06/25/27		20,458	1,057,520
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)(n)		415,704	821,722
Federal National Mortgage Association ACES Variable Rate Notes, Series 2017-M12, Class X, 0.44%, 06/25/27(n)		34,857	953,342
Government National Mortgage Association:
Series 2014-40, Class AI, 1.00%, 02/16/39		13,109	154,420
Series 2014-52, Class AI, 0.83%, 08/16/41		18,775	392,964

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Government National Mortgage Association Variable Rate Notes:
Series 2009-80, 0.69%, 09/16/51(n)	USD	4,875	$414,317
Series 2012-23, 0.56%, 06/16/53(n)		9,305	218,568
Series 2013-145, Class SI, (LIBOR USD 1 Month + 6.25%), 3.86%, 04/16/40(b)		16,446	971,610
Series 2013-191, 0.74%, 11/16/53(n)		7,667	259,082
Series 2013-30, 0.79%, 09/16/53(n)		34,545	1,419,024
Series 2013-63, 0.79%, 09/16/51(n)		46,212	2,459,694
Series 2013-78, 0.78%, 10/16/54(n)		39,974	1,718,047
Series 2015-173, 0.89%, 09/16/55(n)		17,269	1,148,493
Series 2015-22, 0.73%, 03/16/55(n)		27,561	1,396,931
Series 2015-37, 0.76%, 10/16/56(n)		6,541	373,189
Series 2015-48, 0.69%, 02/16/50(n)		14,172	641,407
Series 2016-110, 1.03%, 05/16/58(n)		18,463	1,412,478
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.18%, 02/16/58(b)		23,375	2,160,139
Series 2016-119, (LIBOR USD 1 Month + 0.00%), 1.12%, 04/16/58(b)		29,827	2,320,734
Series 2016-125, 1.06%, 12/16/57(n)		27,270	2,181,258
Series 2016-128, 0.95%, 09/16/56(n)		36,239	2,712,691
Series 2016-13, 0.88%, 04/16/57(n)		36,266	2,295,920
Series 2016-152, 0.93%, 08/15/58(n)		25,842	1,929,596
Series 2016-162, 1.00%, 09/16/58(n)		71,001	5,800,088
Series 2016-165, 0.96%, 12/16/57(n)		17,691	1,416,257
Series 2016-175, 0.92%, 09/16/58(n)		30,199	2,214,302
Series 2016-26, 0.96%, 02/16/58(n)		90,144	6,502,584
Series 2016-36, 0.94%, 08/16/57(n)		11,984	873,570
Series 2016-67, 1.17%, 07/16/57(n)		14,018	1,123,825
Series 2016-87, 1.00%, 08/16/58(n)		73,736	5,599,196
Series 2016-92, 1.01%, 04/16/58(n)		23,061	1,687,270
Series 2016-96, 0.98%, 12/16/57(n)		46,545	3,513,387
Series 2016-97, 1.04%, 07/16/56(n)		26,878	2,233,720
Series 2018-106, 0.49%, 04/16/60(n)		30,337	1,690,891

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2018-85, 0.52%, 07/16/60(n)	USD	32,079	$1,848,567

			69,268,331

Mortgage-Backed Securities — 43.7%
Federal Home Loan Mortgage Corp.:
4.00%, 11/01/41 - 07/01/48		31,428	33,203,837
4.50%, 09/01/44 - 10/01/48		490,875	530,483,283
Federal National Mortgage Association, 5.00%, 09/01/44		25,598	27,952,649
Government National Mortgage Association, 3.00%, 07/15/49(r)		1,342,200	1,371,613,051
Uniform Mortgage-Backed Securities:
4.00%, 11/01/19 - 07/01/49		846,280	896,957,231
3.00%, 07/25/34 - 07/25/49(r)		2,275,678	2,295,165,765
6.00%, 03/01/38		3	2,934
4.50%, 09/01/43 - 03/01/49		443,418	481,559,531
4.00%, 03/01/48(s)		162,416	173,483,614
3.50%, 06/25/49 - 07/25/49(r)		2,102,927	2,149,998,524
4.00%, 06/25/49 - 07/25/49(r)		519,548	536,877,528
4.50%, 07/25/49 - 08/25/49(r)		5,817,952	6,078,593,646

			14,575,891,593

Total U.S. Government Sponsored Agency Securities — 44.1% (Cost: $14,633,194,407)			14,709,233,416

U.S. Treasury Obligations — 1.9%
U.S. Treasury Inflation Linked Notes:
0.63%, 04/15/23(t)(u)		160,031	161,915,457
0.50%, 04/15/24		463,259	469,042,983
U.S. Treasury Notes:
2.75%, 09/15/21		1,500	1,533,281
2.63%, 12/31/23		65	67,448
2.13%, 03/31/24		4,950	5,032,758
3.13%, 11/15/28		2,000	2,193,672

Total U.S. Treasury Obligations — 1.9% (Cost: $632,328,160)			639,785,599

		Shares

Warrants — 0.0%

United States — 0.0%(g)
Pure Acquisition Corp. (Issued/ exercisable 05/28/18, 1 share for 1 warrant, Expires 04/17/23, Strike Price USD 11.50)		55,300	59,724
Sentinel Energy Services, Inc. (Issued/ exercisable 03/05/18, 1 share for 1 warrant, Expires 12/22/22, Strike Price USD 11.50)		380,846	293,251
Target Hospitality Corp. (Issued/ exercisable 03/05/19, 100 shares for 1 warrant, Expires 03/15/24, Strike Price USD 11.50)		22,811	45,622

Total Warrants — 0.0%			398,597

Total Long-Term Investments — 129.7% (Cost: $42,697,333,668)			43,271,447,941

Security		Par (000)	Value

Short-Term Securities — 3.7%

Borrowed Bond Agreements — 2.1%(v)
Bank of America Securities, Inc., 2.30%, 07/01/19 (Purchased on 06/28/19 to be repurchased at USD 3,825,733, collateralized by U.S. Treasury Notes, 2.63%, due at 02/15/29, par and fair value of USD 3,600,000 and $3,796,313, respectively)	USD	3,825	$3,825,000
Barclays Bank plc, (3.35)%, Open (Purchased on 06/13/19 to be repurchased at USD 8,821,772, collateralized by Quorum Health Corp., 11.62%, due at 04/15/23, par and fair value of USD 9,900,000 and $8,613,000, respectively)(w)		8,836	8,835,750
Barclays Bank plc, (2.50)%, Open (Purchased on 12/11/18 to be repurchased at EUR 809,133, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 800,000 and $944,444, respectively)(w)	EUR	817	929,359
Barclays Bank plc, (2.50)%, Open (Purchased on 12/14/18 to be repurchased at EUR 1,209,758, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 1,200,000 and $1,416,667, respectively)(w)		1,226	1,394,499
Barclays Bank plc, (2.50)%, Open (Purchased on 01/16/19 to be repurchased at EUR 407,751, collateralized by Auchan Holding SADIR, 2.25%, due at 04/06/23, par and fair value of EUR 400,000 and $472,222, respectively)(w)		411	466,971
Barclays Bank plc, (2.50)%, Open (Purchased on 01/23/19 to be repurchased at EUR 2,266,204, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,600,000 and $2,897,331, respectively)(w)		2,275	2,587,119
Barclays Bank plc, (1.90)%, Open (Purchased on 03/22/19 to be repurchased at EUR 2,884,434, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 2,600,000 and $2,756,899, respectively)(w)		2,907	3,305,271
Barclays Bank plc, (1.65)%, Open (Purchased on 05/22/19 to be repurchased at EUR 809,684, collateralized by eDreams ODIGEO SA, 5.50%, due at 09/01/23, par and fair value of EUR 800,000 and $948,887, respectively)(w)		811	922,298

CONSOLIDATED SCHEDULES OF INVESTMENTS	83

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.50)%, Open (Purchased on 11/20/18 to be repurchased at EUR 534,682, collateralized by Hema Bondco I BV, 6.25%, due at 07/15/22, par and fair value of EUR 600,000 and $608,815, respectively)(w)	EUR	540	$613,611
Barclays Bank plc, (1.40)%, Open (Purchased on 01/30/19 to be repurchased at EUR 1,571,855, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 1,600,000 and $1,883,001, respectively)(w)		1,581	1,797,843
Barclays Bank plc, (1.35)%, Open (Purchased on 01/11/19 to be repurchased at EUR 1,867,063, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 407,470 and $474,945, respectively)(w)		1,888	2,146,940
Barclays Bank plc, (1.35)%, Open (Purchased on 01/23/19 to be repurchased at EUR 1,298,810, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 278,795 and $324,962, respectively)(w)		1,310	1,489,216
Barclays Bank plc, (1.30)%, Open (Purchased on 11/09/18 to be repurchased at EUR 1,917,804, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 2,000,000 and $2,391,903, respectively)(w)		1,934	2,198,999
Barclays Bank plc, (1.25)%, Open (Purchased on 12/13/18 to be repurchased at USD 960,775, collateralized by SRS Distribution, Inc., 8.25%, due at 07/01/26, par and fair value of USD 976,000 and $949,160, respectively)(w)	USD	967	967,460
Barclays Bank plc, (1.20)%, Open (Purchased on 01/24/19 to be repurchased at EUR 536,121, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 500,000 and $639,215, respectively)(w)	EUR	539	612,768
Barclays Bank plc, (1.10)%, Open (Purchased on 05/13/19 to be repurchased at EUR 1,951,887, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,000,000 and $2,301,945, respectively)(w)		1,955	2,222,683
Barclays Bank plc, (1.00)%, Open (Purchased on 11/16/18 to be repurchased at EUR 18,110,606, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 18,400,000 and $21,768,800, respectively)(w)		18,224	20,722,509

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (1.00)%, Open (Purchased on 02/12/19 to be repurchased at EUR 702,898, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 720,000 and $861,085, respectively)(w)	EUR	706	$802,341
Barclays Bank plc, (1.00)%, Open (Purchased on 02/12/19 to be repurchased at EUR 663,848, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 680,000 and $813,247, respectively)(w)		666	757,766
Barclays Bank plc, (1.00)%, Open (Purchased on 11/16/18 to be repurchased at EUR 4,918,984, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 5,000,000 and $5,915,435, respectively)(w)		4,950	5,628,240
Barclays Bank plc, (1.00)%, Open (Purchased on 02/12/19 to be repurchased at EUR 532,055, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 545,000 and $651,794, respectively)(w)		534	607,327
Barclays Bank plc, (0.95)%, Open (Purchased on 05/31/19 to be repurchased at EUR 2,212,426, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 2,000,000 and $2,611,464, respectively)(w)		2,214	2,517,543
Barclays Bank plc, (0.95)%, Open (Purchased on 05/14/19 to be repurchased at EUR 3,859,518, collateralized by Banco Bilbao Vizcaya Argentaria SA, 3.50%, due at 02/10/27, par and fair value of EUR 3,500,000 and $4,570,061, respectively)(w)		3,864	4,393,991
Barclays Bank plc, (0.95)%, Open (Purchased on 12/05/18 to be repurchased at EUR 4,866,316, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $6,065,291, respectively)(w)		4,893	5,563,733
Barclays Bank plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 558,144, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 475,000 and $676,685, respectively)(w)		561	637,441

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.90)%, Open (Purchased on 03/11/19 to be repurchased at EUR 4,304,880, collateralized by Schaeffler Finance BV, 3.25%, due at 05/15/25, par and fair value of EUR 4,200,000 and $4,942,591, respectively)(w)	EUR	4,317	$4,908,577
Barclays Bank plc, (0.90)%, Open (Purchased on 06/19/19 to be repurchased at EUR 16,599,699, collateralized by Carlsberg Breweries A/S, 2.50%, due at 05/28/24, par and fair value of EUR 15,000,000 and $18,886,286, respectively)(w)		16,604	18,880,709
Barclays Bank plc, (0.90)%, Open (Purchased on 02/06/19 to be repurchased at EUR 653,016, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 640,000 and $741,389, respectively)(w)		658	748,533
Barclays Bank plc, (0.90)%, Open (Purchased on 02/01/19 to be repurchased at EUR 816,003, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 800,000 and $926,736, respectively)(w)		823	935,464
Barclays Bank plc, (0.90)%, Open (Purchased on 02/01/19 to be repurchased at EUR 714,792, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 700,000 and $810,895, respectively)(w)		720	818,977
Barclays Bank plc, (0.90)%, Open (Purchased on 02/06/19 to be repurchased at EUR 469,355, collateralized by Faurecia SA, 3.63%, due at 06/15/23, par and fair value of EUR 460,000 and $532,873, respectively)(w)		473	538,008
Barclays Bank plc, (0.85)%, Open (Purchased on 01/31/19 to be repurchased at EUR 2,558,261, collateralized by Telenet Finance Luxembourg Notes SARL, 3.50%, due at 03/01/28, par and fair value of EUR 2,600,000 and $3,059,877, respectively)(w)		2,573	2,925,723
Barclays Bank plc, (0.85)%, Open (Purchased on 01/14/19 to be repurchased at EUR 1,743,539, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 1,500,000 and $2,030,883, respectively)(w)		1,750	1,990,380
Barclays Bank plc, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,368,982, collateralized by Allergan Funding SCS, 2.13%, due at 06/01/29, par and fair value of EUR 1,440,000 and $1,725,543, respectively)(w)		1,374	1,562,758

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, (0.75)%, Open (Purchased on 08/16/18 to be repurchased at EUR 33,610,765, collateralized by Portuguese Republic, 2.13%, due at 10/17/28, par and fair value of EUR 32,565,000 and $42,928,484, respectively)(w)	EUR	33,817	$38,453,170
Barclays Bank plc, (0.50)%, Open (Purchased on 04/01/19 to be repurchased at USD 3,053,010, collateralized by Pacific Drilling SA, 11.00%, due at 04/01/24, par and fair value of USD 3,078,833 and $3,024,953, respectively)(w)	USD	3,057	3,056,873
Barclays Bank plc, (0.30)%, Open (Purchased on 06/11/19 to be repurchased at USD 9,383,264, collateralized by Intelsat Luxembourg SA, 8.13%, due at 06/01/23, par and fair value of USD 12,900,000 and $9,965,250, respectively)(w)		9,385	9,384,750
Barclays Bank plc, 0.25%, Open (Purchased on 02/22/19 to be repurchased at USD 1,844,484, collateralized by Calumet Specialty Products Partners LP, 7.63%, due at 01/15/22, par and fair value of USD 1,980,000 and $1,915,650, respectively)(w)		1,836	1,836,450
Barclays Bank plc, 0.65%, Open (Purchased on 12/13/18 to be repurchased at USD 12,716,101, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 13,365,000 and $12,663,338, respectively)(w)		12,663	12,663,338
Barclays Bank plc, 1.00%, Open (Purchased on 06/03/19 to be repurchased at USD 4,271,613, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 4,890,000 and $4,486,575, respectively)(w)		4,267	4,266,525
Barclays Bank plc, 1.00%, Open (Purchased on 06/13/19 to be repurchased at USD 4,091,813, collateralized by YPF SA, 8.50%, due at 03/23/21, par and fair value of USD 3,995,000 and $4,062,416, respectively)(w)		4,090	4,089,881
Barclays Bank plc, 1.80%, Open (Purchased on 01/11/19 to be repurchased at USD 2,173,228, collateralized by Royal Bank of Scotland Group plc, 8.00%, due at 0, par and fair value of USD 2,100,000 and $2,270,625, respectively)(w)		2,155	2,155,125

CONSOLIDATED SCHEDULES OF INVESTMENTS	85

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 1.85%, Open (Purchased on 12/13/18 to be repurchased at USD 9,730,265, collateralized by Sally Holdings LLC, 5.63%, due at 12/01/25, par and fair value of USD 10,005,000 and $9,816,906, respectively)(w)	USD	9,642	$9,642,319
Barclays Bank plc, 1.85%, Open (Purchased on 12/13/18 to be repurchased at USD 4,720,415, collateralized by Athabasca Oil Corp., 9.88%, due at 02/24/22, par and fair value of USD 4,950,000 and $4,752,000, respectively)(w)		4,678	4,677,750
Barclays Bank plc, 1.95%, Open (Purchased on 05/24/19 to be repurchased at USD 4,401,842, collateralized by First Quantum Minerals Ltd., 6.88%, due at 03/01/26, par and fair value of USD 5,000,000 and $4,656,250, respectively)(w)		4,394	4,393,750
Barclays Bank plc, 1.95%, Open (Purchased on 03/08/19 to be repurchased at USD 4,135,689, collateralized by Telenet Finance Luxembourg Notes SARL, 5.50%, due at 03/01/28, par and fair value of USD 4,200,000 and $4,263,000, respectively)(w)		4,111	4,110,750
Barclays Bank plc, 2.00%, Open (Purchased on 05/30/19 to be repurchased at USD 19,834,100, collateralized by Cenovus Energy, Inc., 4.25%, due at 04/15/27, par and fair value of USD 19,800,000 and $20,510,298, respectively)(w)		19,800	19,800,000
Barclays Bank plc, 2.05%, Open (Purchased on 11/15/18 to be repurchased at USD 1,096,051, collateralized by Southwestern Energy Co., 7.50%, due at 04/01/26, par and fair value of USD 1,038,000 and $983,380, respectively)(w)		1,083	1,083,413
Barclays Bank plc, 2.05%, Open (Purchased on 01/09/19 to be repurchased at USD 23,167,966, collateralized by Canadian Natural Resources Ltd., 6.25%, due at 03/15/38, par and fair value of USD 19,800,000 and $24,447,285, respectively)(w)		22,943	22,943,250
Barclays Bank plc, 2.05%, Open (Purchased on 04/24/19 to be repurchased at USD 10,502,417, collateralized by Cemex SAB de CV, 5.70%, due at 01/11/25, par and fair value of USD 10,000,000 and $10,389,500, respectively)(w)		10,463	10,462,500
Barclays Bank plc, 2.05%, Open (Purchased on 04/22/19 to be repurchased at USD 13,522,941, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 13,403,000 and $14,059,223, respectively)(w)		13,470	13,470,015

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
Barclays Bank plc, 2.05%, Open (Purchased on 06/12/19 to be repurchased at USD 8,883,246, collateralized by Sprint Capital Corp., 6.88%, due at 11/15/28, par and fair value of USD 8,830,000 and $9,075,474, respectively)(w)	USD	8,874	$8,874,150
Barclays Capital, Inc., 1.45%, Open (Purchased on 01/24/19 to be repurchased at USD 9,178,270, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 9,224,000 and $9,062,580, respectively)(w)		9,120	9,120,230
Barclays Capital, Inc., 2.05%, Open (Purchased on 12/14/18 to be repurchased at USD 5,803,610, collateralized by Vine Oil & Gas LP, 8.75%, due at 04/15/23, par and fair value of USD 6,730,000 and $4,374,500, respectively)(w)		5,746	5,745,738
BNP Paribas SA, (1.50)%, Open (Purchased on 05/07/19 to be repurchased at EUR 604,404, collateralized by Tasty Bondco 1 SA, 6.25%, due at 05/15/26, par and fair value of EUR 600,000 and $719,784, respectively)(w)	EUR	606	688,789
BNP Paribas SA, (0.80)%, Open (Purchased on 05/14/19 to be repurchased at EUR 1,956,458, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,000,000 and $2,301,945, respectively)(w)		1,958	2,226,964
BNP Paribas SA, (0.65)%, Open (Purchased on 08/14/18 to be repurchased at EUR 26,353,279, collateralized by Portuguese Republic, 2.88%, due at 07/21/26, par and fair value of EUR 23,985,000 and $32,531,805, respectively)(w)		26,473	30,102,349
BNP Paribas SA, 0.65%, Open (Purchased on 10/17/18 to be repurchased at USD 926,445, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 990,000 and $938,025, respectively)(w)	USD	923	923,175
BNP Paribas SA, 0.70%, Open (Purchased on 07/13/18 to be repurchased at GBP 25,871,354, collateralized by U.K. Treasury Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 16,630,773 and $35,621,202, respectively)(w)	GBP	25,784	32,743,905
BNP Paribas SA, 2.15%, Open (Purchased on 03/04/19 to be repurchased at USD 2,538,159, collateralized by Kraft Heinz Foods Co., 5.00%, due at 07/15/35, par and fair value of USD 2,622,000 and $2,750,376, respectively)(w)	USD	2,520	2,520,398

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
BNP Paribas SA, 2.15%, Open (Purchased on 06/03/19 to be repurchased at USD 11,100,371, collateralized by Continental Resources, Inc., 3.80%, due at 06/01/24, par and fair value of USD 11,000,000 and $11,310,076, respectively)(w)	USD	11,083	$11,082,500
BNP Paribas SA, 2.20%, Open (Purchased on 10/17/18 to be repurchased at USD 7,512,784, collateralized by DISH DBS Corp., 7.75%, due at 07/01/26, par and fair value of USD 7,808,000 and $7,573,760, respectively)(w)		7,408	7,407,840
Citigroup Global Markets, Inc., 0.95%, Open (Purchased on 01/24/19 to be repurchased at USD 3,270,889, collateralized by Transocean, Inc., 5.80%, due at 10/15/22, par and fair value of USD 3,691,000 and $3,626,408, respectively)(w)		3,257	3,257,307
Citigroup Global Markets, Inc., 1.70%, Open (Purchased on 11/15/18 to be repurchased at USD 890,872, collateralized by Everi Payments, Inc., 7.50%, due at 12/15/25, par and fair value of USD 861,000 and $899,745, respectively)(w)		883	882,525
Citigroup Global Markets, Inc., 1.75%, Open (Purchased on 04/09/19 to be repurchased at USD 9,800,940, collateralized by Swedbank AB, 6.00%, due at 0, par and fair value of USD 10,000,000 and $10,000,000, respectively)(w)		9,763	9,762,500
Citigroup Global Markets, Inc., 1.90%, Open (Purchased on 06/17/19 to be repurchased at USD 5,151,857, collateralized by Netflix, Inc., 4.38%, due at 11/15/26, par and fair value of USD 5,110,000 and $5,226,508, respectively)(w)		5,148	5,148,325
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 05/14/19 to be repurchased at USD 3,677,015, collateralized by Mylan, Inc., 4.55%, due at 04/15/28, par and fair value of USD 3,840,000 and $3,765,844, respectively)(w)		3,667	3,667,200
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 05/30/19 to be repurchased at USD 11,181,748, collateralized by Mylan NV, 3.95%, due at 06/15/26, par and fair value of USD 11,765,000 and $11,376,621, respectively)(w)		11,162	11,162,044

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 2.05%, Open (Purchased on 12/13/18 to be repurchased at USD 7,495,880, collateralized by Ford Motor Credit Co. LLC, 4.39%, due at 01/08/26, par and fair value of USD 8,000,000 and $8,041,660, respectively)(w)	USD	7,420	$7,420,000
Credit Suisse Securities USA LLC, 2.00%, Open (Purchased on 04/16/19 to be repurchased at USD 7,186,411, collateralized by Southwestern Energy Co., 7.75%, due at 10/01/27, par and fair value of USD 6,890,000 and $6,597,175, respectively)(w)		7,157	7,156,988
Credit Suisse Securities USA LLC, 2.00%, Open (Purchased on 05/15/19 to be repurchased at USD 10,902,792, collateralized by Royal Bank of Scotland Group plc, 8.00%, due at 0, par and fair value of USD 10,000,000 and $10,812,500, respectively)(w)		10,875	10,875,000
Deutsche Bank AG, 0.62%, Open (Purchased on 07/13/18 to be repurchased at GBP 5,582,297, collateralized by U.K. Treasury Bonds, 0.13%, due at 03/22/46, par and fair value of GBP 3,588,652 and $7,686,478, respectively)(w)	GBP	5,562	7,063,827
Goldman Sachs International, (2.25)%, Open (Purchased on 04/03/19 to be repurchased at EUR 1,564,278, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 1,400,000 and $1,484,484, respectively)(w)	EUR	1,573	1,788,465
Goldman Sachs International, (1.60)%, Open (Purchased on 12/21/18 to be repurchased at EUR 562,649, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 600,000 and $711,237, respectively)(w)		567	645,121
Goldman Sachs International, (1.35)%, Open (Purchased on 06/06/19 to be repurchased at EUR 1,295,326, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,300,000 and $1,492,421, respectively)(w)		1,297	1,474,298
Goldman Sachs International, (0.95)%, Open (Purchased on 12/05/18 to be repurchased at EUR 4,866,067, collateralized by Aviva plc, 1.88%, due at 11/13/27, par and fair value of EUR 5,000,000 and $6,065,291, respectively)(w)		4,893	5,563,448

CONSOLIDATED SCHEDULES OF INVESTMENTS	87

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (1.85)%, Open (Purchased on 04/03/19 to be repurchased at EUR 2,255,132, collateralized by Casino Guichard Perrachon SA, 5.98%, due at 05/26/21, par and fair value of EUR 2,000,000 and $2,120,691, respectively)(w)	EUR	2,265	$2,575,827
J.P. Morgan Securities plc, (1.60)%, Open (Purchased on 04/05/19 to be repurchased at EUR 4,403,325, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 4,300,000 and $5,149,936, respectively)(w)		4,420	5,025,560
J.P. Morgan Securities plc, (1.50)%, Open (Purchased on 11/16/18 to be repurchased at EUR 4,945,815, collateralized by Airbus Finance BV, 0.88%, due at 05/13/26, par and fair value of EUR 5,000,000 and $5,915,435, respectively)(w)		4,972	5,653,654
J.P. Morgan Securities plc, (1.50)%, Open (Purchased on 06/05/18 to be repurchased at EUR 1,508,612, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 1,500,000 and $1,844,120, respectively)(w)		1,510	1,717,160
J.P. Morgan Securities plc, (1.50)%, Open (Purchased on 06/06/18 to be repurchased at EUR 601,317, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $737,649, respectively)(w)		602	684,414
J.P. Morgan Securities plc, (1.45)%, Open (Purchased on 09/27/18 to be repurchased at EUR 618,748, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 600,000 and $737,649, respectively)(w)		626	711,487
J.P. Morgan Securities plc, (1.40)%, Open (Purchased on 08/15/18 to be repurchased at EUR 933,652, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,106,473, respectively)(w)		945	1,074,991
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 08/29/18 to be repurchased at EUR 2,027,868, collateralized by Iliad SA, 1.88%, due at 04/25/25, par and fair value of EUR 2,100,000 and $2,338,709, respectively)(w)		2,051	2,332,568

Security	Par (000)		Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 08/15/18 to be repurchased at EUR 2,084,447, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 450,361 and $524,939, respectively)(w)	EUR	2,134	$2,426,120
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 08/28/18 to be repurchased at EUR 927,470, collateralized by Cellnex Telecom SA, 2.88%, due at 04/18/25, par and fair value of EUR 900,000 and $1,106,473, respectively)(w)		938	1,066,827
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 11/22/18 to be repurchased at EUR 1,043,588, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 230,542 and $268,719, respectively)(w)		1,061	1,206,296
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 01/07/19 to be repurchased at EUR 737,626, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 165,776 and $193,228, respectively)(w)		748	851,096
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 08/06/18 to be repurchased at EUR 2,700,490, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 559,306 and $651,925, respectively)(w)		2,769	3,148,172
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 07/25/18 to be repurchased at EUR 170,755, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 35,171 and $40,995, respectively)(w)		173	196,673
J.P. Morgan Securities plc, (1.35)%, Open (Purchased on 08/15/18 to be repurchased at EUR 297,508, collateralized by Altice Luxembourg SA, 7.25%, due at 05/15/22, par and fair value of EUR 64,337 and $74,991, respectively)(w)		305	346,588
J.P. Morgan Securities plc, (1.30)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,556,574, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,640,000 and $1,961,361, respectively)(w)		1,566	1,780,589

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (1.25)%, Open (Purchased on 09/28/18 to be repurchased at EUR 1,022,841, collateralized by Faurecia SA, 2.63%, due at 06/15/25, par and fair value of EUR 1,000,000 and $1,185,395, respectively)(w)	EUR	1,033	$1,174,203
J.P. Morgan Securities plc, (1.15)%, Open (Purchased on 11/09/18 to be repurchased at EUR 5,770,943, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 6,000,000 and $7,175,710, respectively)(w)		5,814	6,610,709
J.P. Morgan Securities plc, (1.05)%, Open (Purchased on 01/23/19 to be repurchased at EUR 2,024,204, collateralized by Gestamp Automocion SA, 3.25%, due at 04/30/26, par and fair value of EUR 2,300,000 and $2,563,023, respectively)(w)		2,034	2,312,379
J.P. Morgan Securities plc, (1.00)%, Open (Purchased on 01/24/19 to be repurchased at EUR 1,725,426, collateralized by Valeo SA, 3.25%, due at 01/22/24, par and fair value of EUR 1,600,000 and $2,045,488, respectively)(w)		1,733	1,970,411
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,366,994, collateralized by Cie de Saint-Gobain, 1.38%, due at 06/14/27, par and fair value of EUR 1,400,000 and $1,683,508, respectively)(w)		1,373	1,561,207
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 05/21/19 to be repurchased at EUR 2,099,341, collateralized by INEOS Finance plc, 2.88%, due at 05/01/26, par and fair value of EUR 2,100,000 and $2,417,042, respectively)(w)		2,102	2,389,619
J.P. Morgan Securities plc, (0.95)%, Open (Purchased on 06/26/19 to be repurchased at EUR 2,280,588, collateralized by Casino Guichard Perrachon SA, 4.41%, due at 08/06/19, par and fair value of EUR 2,200,000 and $2,482,788, respectively)(w)		2,281	2,593,530
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 08/09/18 to be repurchased at EUR 3,574,727, collateralized by Eni SpA, 3.63%, due at 01/29/29, par and fair value of EUR 3,000,000 and $4,273,799, respectively)(w)		3,604	4,097,809

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 04/01/19 to be repurchased at EUR 2,209,567, collateralized by Intesa Sanpaolo SpA, 6.63%, due at 09/13/23, par and fair value of EUR 1,800,000 and $2,432,344, respectively)(w)	EUR	2,214	$2,518,101
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 04/01/19 to be repurchased at EUR 2,319,121, collateralized by Intesa Sanpaolo SpA, 6.63%, due at 09/13/23, par and fair value of EUR 1,890,000 and $2,553,961, respectively)(w)		2,324	2,642,953
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 02/21/19 to be repurchased at EUR 1,415,014, collateralized by Europcar Mobility Group, 4.13%, due at 11/15/24, par and fair value of EUR 1,400,000 and $1,659,916, respectively)(w)		1,419	1,614,097
J.P. Morgan Securities plc, (0.90)%, Open (Purchased on 04/23/19 to be repurchased at EUR 382,009, collateralized by Intesa Sanpaolo SpA, 6.63%, due at 09/13/23, par and fair value of EUR 310,000 and $418,904, respectively)(w)		383	435,122
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 03/08/19 to be repurchased at EUR 591,676, collateralized by Raiffeisen Bank International AG, 6.00%, due at 10/16/23, par and fair value of EUR 500,000 and $676,961, respectively)(w)		593	674,579
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 551,689, collateralized by AbbVie, Inc., 2.13%, due at 11/17/28, par and fair value of EUR 540,000 and $673,246, respectively)(w)		554	629,779
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/16/19 to be repurchased at EUR 1,856,417, collateralized by BHP Billiton Finance Ltd., 1.50%, due at 04/29/30, par and fair value of EUR 1,840,000 and $2,235,149, respectively)(w)		1,864	2,119,188
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 08/09/18 to be repurchased at EUR 566,247, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 600,000 and $720,238, respectively)(w)		571	648,813

CONSOLIDATED SCHEDULES OF INVESTMENTS	89

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 01/10/19 to be repurchased at EUR 4,190,486, collateralized by Danske Bank A/S, 5.88%, , par and fair value of EUR 4,100,000 and $4,918,525, respectively)(i)(w)	EUR	4,207	$4,783,978
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 06/19/19 to be repurchased at EUR 1,601,794, collateralized by Arkema SA, 1.50%, due at 04/20/27, par and fair value of EUR 1,500,000 and $1,833,454, respectively)(w)		1,602	1,821,873
J.P. Morgan Securities plc, (0.85)%, Open (Purchased on 11/16/18 to be repurchased at EUR 701,005, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $809,833, respectively)(w)		705	801,332
J.P. Morgan Securities plc, (0.75)%, Open (Purchased on 11/15/18 to be repurchased at EUR 813,069, collateralized by UniCredit SpA, 1.00%, due at 01/18/23, par and fair value of EUR 900,000 and $1,013,713, respectively)(w)		817	928,876
J.P. Morgan Securities plc, (0.75)%, Open (Purchased on 03/14/19 to be repurchased at EUR 2,456,947, collateralized by Matterhorn Telecom Holding SA, 4.88%, due at 05/01/23, par and fair value of EUR 2,400,000 and $2,758,890, respectively)(w)		2,462	2,799,919
J.P. Morgan Securities plc, (0.75)%, Open (Purchased on 11/16/18 to be repurchased at EUR 370,030, collateralized by Unione di Banche Italiane SpA, 1.75%, due at 04/12/23, par and fair value of EUR 400,000 and $449,115, respectively)(w)		372	422,725
J.P. Morgan Securities plc, 0.00%, Open (Purchased on 06/28/19 to be repurchased at EUR 505,997, collateralized by Casino Guichard Perrachon SA, 5.24%, due at 03/09/20, par and fair value of EUR 500,000 and $557,889, respectively)(w)		506	575,369
J.P. Morgan Securities plc, 0.00%, Open (Purchased on 06/28/19 to be repurchased at EUR 513,559, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 484,000 and $578,841, respectively)(w)		514	583,967

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
J.P. Morgan Securities plc, 0.35%, Open (Purchased on 05/09/19 to be repurchased at GBP 1,003,677, collateralized by William Hill plc, 4.75%, due at 05/01/26, par and fair value of GBP 1,000,000 and $1,275,030, respectively)(w)	GBP	1,003	$1,274,012
Merrill Lynch International, (1.50)%, Open (Purchased on 03/18/19 to be repurchased at EUR 1,321,863, collateralized by Cellnex Telecom SA, 2.38%, due at 01/16/24, par and fair value of EUR 1,300,000 and $1,556,958, respectively)(w)	EUR	1,328	1,509,568
Merrill Lynch International, (1.35)%, Open (Purchased on 05/21/19 to be repurchased at EUR 1,214,735, collateralized by eDreams ODIGEO SA, 5.50%, due at 09/01/23, par and fair value of EUR 1,200,000 and $1,423,331, respectively)(w)		1,217	1,383,350
Merrill Lynch International, (1.35)%, Open (Purchased on 03/22/19 to be repurchased at EUR 2,171,871, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 2,100,000 and $2,410,834, respectively)(w)		2,180	2,478,650
Merrill Lynch International, (1.35)%, Open (Purchased on 05/09/19 to be repurchased at EUR 1,218,876, collateralized by Starfruit Finco BV, 6.50%, due at 10/01/26, par and fair value of EUR 1,200,000 and $1,377,619, respectively)(w)		1,221	1,388,536
Nomura International plc, 1.90%, Open (Purchased on 01/15/19 to be repurchased at USD 3,880,162, collateralized by Eskom Holdings SOC Ltd., 5.75%, due at 01/26/21, par and fair value of USD 3,910,000 and $3,949,100, respectively)(w)	USD	3,846	3,846,463
Nomura Securities International, Inc., 1.00%, Open (Purchased on 05/02/19 to be repurchased at USD 5,899,367, collateralized by YPF SA, 8.50%, due at 03/23/21, par and fair value of USD 6,005,000 and $6,106,334, respectively)(w)		5,885	5,884,900
RBC Capital Markets, LLC, (1.50)%, Open (Purchased on 10/10/18 to be repurchased at USD 1,848,067, collateralized by AK Steel Corp., 7.00%, due at 03/15/27, par and fair value of USD 1,950,000 and $1,569,750, respectively)(w)		1,872	1,872,000
RBC Capital Markets, LLC, (1.50)%, Open (Purchased on 06/17/19 to be repurchased at USD 897,324, collateralized by Rackspace Hosting, Inc., 8.63%, due at 11/15/24, par and fair value of USD 975,000 and $894,563, respectively)(w)		897	897,000

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.00%, Open (Purchased on 05/10/19 to be repurchased at USD 3,157,075, collateralized by CenturyLink, Inc., 7.50%, due at 04/01/24, par and fair value of USD 2,930,000 and $3,241,312, respectively)(w)	USD	3,157	$3,157,075
RBC Capital Markets, LLC, 0.25%, Open (Purchased on 02/22/19 to be repurchased at USD 2,769,137, collateralized by Calumet Specialty Products Partners LP, 7.63%, due at 01/15/22, par and fair value of USD 2,970,000 and $2,873,475, respectively)(w)		2,755	2,754,675
RBC Capital Markets, LLC, 0.65%, Open (Purchased on 10/18/18 to be repurchased at USD 465,284, collateralized by Washington Prime Group LP, 5.95%, due at 08/15/24, par and fair value of USD 495,000 and $469,012, respectively)(w)		463	462,825
RBC Capital Markets, LLC, 1.20%, Open (Purchased on 11/15/18 to be repurchased at USD 1,062,825, collateralized by Chesapeake Energy Corp., 8.00%, due at 06/15/27, par and fair value of USD 1,038,000 and $914,737, respectively)(w)		1,056	1,056,165
RBC Capital Markets, LLC, 1.65%, Open (Purchased on 06/13/19 to be repurchased at USD 6,366,832, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 6.75%, due at 03/01/28, par and fair value of USD 6,750,000 and $6,177,304, respectively)(w)		6,362	6,361,875
RBC Capital Markets, LLC, 1.70%, Open (Purchased on 10/10/18 to be repurchased at USD 9,659,479, collateralized by Range Resources Corp., 4.88%, due at 05/15/25, par and fair value of USD 10,005,000 and $8,779,387, respectively)(w)		9,555	9,554,775
RBC Capital Markets, LLC, 1.90%, Open (Purchased on 06/19/19 to be repurchased at USD 22,724,760, collateralized by Whiting Petroleum Corp., 6.63%, due at 01/15/26, par and fair value of USD 23,970,000 and $23,116,069, respectively)(w)		22,712	22,711,575
RBC Capital Markets, LLC, 1.95%, Open (Purchased on 05/08/19 to be repurchased at USD 24,631,059, collateralized by Tenet Healthcare Corp., 6.75%, due at 06/15/23, par and fair value of USD 23,730,000 and $23,818,988, respectively)(w)		24,561	24,560,550

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 2.05%, Open (Purchased on 12/04/18 to be repurchased at USD 7,142,285, collateralized by Southwestern Energy Co., 6.20%, due at 01/23/25, par and fair value of USD 7,174,000 and $6,546,275, respectively)(w)	USD	7,066	$7,066,390
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 04/29/19 to be repurchased at USD 6,684,313, collateralized by SESI LLC, 7.75%, due at 09/15/24, par and fair value of USD 8,910,000 and $5,724,675, respectively)(w)		6,660	6,660,225
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/17/19 to be repurchased at USD 2,363,491, collateralized by Lam Research Corp., 4.00%, due at 03/15/29, par and fair value of USD 2,260,000 and $2,410,188, respectively)(w)		2,362	2,361,700
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/17/19 to be repurchased at USD 2,346,528, collateralized by KLA-Tencor Corp., 4.10%, due at 03/15/29, par and fair value of USD 2,260,000 and $2,377,550, respectively)(w)		2,345	2,344,750
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/05/19 to be repurchased at USD 3,598,640, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due at 10/01/26, par and fair value of USD 4,520,000 and $3,491,700, respectively)(w)		3,593	3,593,400
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 10/11/18 to be repurchased at USD 1,748,300, collateralized by Penn National Gaming, Inc., 5.63%, due at 01/15/27, par and fair value of USD 1,787,000 and $1,764,663, respectively)(w)		1,724	1,724,455
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 09/20/18 to be repurchased at USD 9,877,985, collateralized by Bausch Health Cos., Inc., 6.13%, due at 04/15/25, par and fair value of USD 9,900,000 and $10,110,078, respectively)(w)		9,752	9,751,500
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/21/19 to be repurchased at USD 2,807,396, collateralized by Anadarko Petroleum Corp., 5.55%, due at 03/15/26, par and fair value of USD 2,500,000 and $2,809,698, respectively)(w)		2,806	2,806,250

CONSOLIDATED SCHEDULES OF INVESTMENTS	91

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/24/19 to be repurchased at USD 6,113,927, collateralized by Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due at 07/21/23, par and fair value of USD 6,965,000 and $5,988,812, respectively)(w)	USD	6,112	$6,111,788
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 12/13/18 to be repurchased at USD 1,025,302, collateralized by Transocean, Inc., 7.50%, due at 01/15/26, par and fair value of USD 1,038,000 and $988,695, respectively)(w)		1,015	1,014,645
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 06/12/19 to be repurchased at USD 5,104,955, collateralized by Panther BF Aggregator 2 LP, 8.50%, due at 05/15/27, par and fair value of USD 4,880,000 and $5,026,400, respectively)(w)		5,100	5,099,600
RBC Capital Markets, LLC, 2.10%, Open (Purchased on 05/17/19 to be repurchased at USD 972,502, collateralized by TransDigm, Inc., 6.38%, due at 06/15/26, par and fair value of USD 975,000 and $982,313, respectively)(w)		970	970,125
RBC Europe Ltd., (1.50)%, Open (Purchased on 11/27/18 to be repurchased at EUR 297,016, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 300,000 and $347,070, respectively)(w)	EUR	299	339,766
RBC Europe Ltd., (1.50)%, Open (Purchased on 11/16/18 to be repurchased at EUR 696,621, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 700,000 and $809,833, respectively)(w)		701	797,562
RBC Europe Ltd., (1.50)%, Open (Purchased on 11/28/18 to be repurchased at EUR 740,344, collateralized by Gestamp Funding Luxembourg SA, 3.50%, due at 05/15/23, par and fair value of EUR 750,000 and $867,678, respectively)(w)		745	846,855
RBC Europe Ltd., (1.10)%, Open (Purchased on 11/12/18 to be repurchased at EUR 3,705,489, collateralized by Valeo SA, 1.50%, due at 06/18/25, par and fair value of EUR 3,800,000 and $4,440,291, respectively)(w)		3,732	4,243,202

Security		Par (000)	Value

Borrowed Bond Agreements (continued)
RBC Europe Ltd., (1.00)%, Open (Purchased on 08/20/18 to be repurchased at EUR 1,023,920, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 1,100,000 and $1,320,438, respectively)(w)	EUR	1,033	$1,174,511
RBC Europe Ltd., (1.00)%, Open (Purchased on 01/16/19 to be repurchased at EUR 535,965, collateralized by Italgas SpA, 1.63%, due at 01/18/29, par and fair value of EUR 571,000 and $685,427, respectively)(w)		538	612,252
RBC Europe Ltd., (0.90)%, Open (Purchased on 08/21/18 to be repurchased at EUR 1,584,345, collateralized by HeidelbergCement Finance Luxembourg SA, 1.75%, due at 04/24/28, par and fair value of EUR 1,600,000 and $1,913,523, respectively)(w)		1,597	1,815,721
RBC Europe Ltd., (0.90)%, Open (Purchased on 12/04/18 to be repurchased at EUR 1,135,533, collateralized by British Telecommunications plc, 2.13%, due at 09/26/28, par and fair value of EUR 1,160,000 and $1,423,339, respectively)(w)		1,141	1,297,931

Total Borrowed Bond Agreements — 2.1% (Cost: $693,637,798)			692,343,934

Commercial Paper — 0.2%
Ford Motor Credit Co. LLC, 3.33%, 07/01/19(x)	USD	75,390	75,373,131

Total Commercial Paper — 0.2% (Cost: $75,390,000)			75,373,131

Foreign Government Obligations — 0.3%(x)

Egypt - 0.2%
Arab Republic of Egypt Treasury Bills:
18.20%, 07/30/19	EGP	177,475	10,507,966
19.40%, 08/06/19		180,800	10,670,828
19.19%, 08/20/19		177,475	10,405,169
21.35%, 08/27/19		190,850	10,755,732
18.32%, 09/10/19		350,525	20,322,472
19.33%, 11/05/19		177,475	10,033,104

			72,695,271

Nigeria - 0.1%
Federal Republic of Nigeria Treasury Bills:
13.38%, 07/04/19	NGN	1,047,642	2,903,655
14.36%, 08/15/19		2,095,284	5,745,303
14.40%, 09/12/19		1,396,856	3,787,298
14.34%, 10/03/19		698,428	1,883,937
12.29%, 11/28/19		1,396,856	3,693,562
14.70%, 01/16/20		1,396,856	3,626,094

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Nigeria (continued)
13.56%, 05/28/20	NGN	1,396,856	$3,469,975

			25,109,824

Total Foreign Government Obligations — 0.3% (Cost: $94,410,714)			97,805,095

	Shares

Money Market Funds — 1.1%(y)*
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%		318,482,438	318,482,438
SL Liquidity Series, LLC, Money Market Series, 2.55%(z)		62,569,834	62,588,605

Total Money Market Funds — 1.1% (Cost: $381,066,861)			381,071,043

	Par (000)

U.S. Treasury Obligations — 0.0%
U.S. Treasury Bills, 2.38%, 07/18/19(x)	USD	13,780	13,766,652

Total U.S. Treasury Obligations — 0.0% (Cost: $13,764,884)			13,766,652

Total Short-Term Securities — 3.7% (Cost: $1,258,270,257)			1,260,359,855

Total Options Purchased — 1.0% (Cost: $301,907,519)			378,283,820

Total Investments Before Options Written, TBA Sale Commitments, Borrowed Bonds and Investments Sold Short — 134.4% (Cost: $44,257,511,444)			44,910,091,616

Total Options Written — (1.2)% (Premiums Received — $339,964,843)			(483,955,263)

Borrowed Bonds — (2.1)%

Corporate Bonds — (1.7)%

Australia — (0.0)%
BHP Billiton Finance Ltd., Series 17, 1.50%, 04/29/30	EUR	1,840	(2,235,149)

Austria — (0.0)%
Raiffeisen Bank International AG, 6.00%, 10/16/23		2,000	(2,707,844)

Belgium — (0.0)%
Telenet Finance Luxembourg Notes SARL:
3.50%, 03/01/28		4,200	(4,942,878)
5.50%, 03/01/28(a)	USD	4,200	(4,263,000)

			(9,205,878)

Canada — (0.2)%
Athabasca Oil Corp., 9.88%, 02/24/22(a)		4,950	(4,752,000)
Canadian Natural Resources Ltd., 6.25%, 03/15/38		19,800	(24,447,285)
Cenovus Energy, Inc., 4.25%, 04/15/27		19,800	(20,510,298)

			(49,709,583)

Security		Par (000)	Value

Denmark — (0.1)%
Carlsberg Breweries A/S, 2.50%, 05/28/24	EUR	15,000	$(18,886,286)
Danske Bank A/S, (EUR Swap Annual 7 Year + 5.47%), 5.88%,(b)(i)		4,100	(4,918,525)

			(23,804,811)

France — (0.2)%
Airbus Finance BV, 0.88%, 05/13/26		28,400	(33,599,670)
Arkema SA, 1.50%, 04/20/27		1,500	(1,833,454)
Auchan Holding SADIR, 2.25%, 04/06/23		2,400	(2,833,333)
Casino Guichard Perrachon SA:
4.41%, 08/06/19		2,200	(2,482,788)
5.98%, 05/26/21		6,000	(6,362,074)
Cie de Saint-Gobain, 1.38%, 06/14/27		1,400	(1,683,508)
Europcar Mobility Group, 4.13%, 11/15/24		1,400	(1,659,916)
Faurecia SA:
2.63%, 06/15/25		1,600	(1,896,632)
3.63%, 06/15/23		2,600	(3,011,893)
Iliad SA, 1.88%, 04/25/25		2,100	(2,338,709)
Valeo SA:
1.50%, 06/18/25		3,800	(4,440,291)
3.25%, 01/22/24		2,100	(2,684,703)

			(64,826,971)

Germany — (0.1)%
HeidelbergCement Finance Luxembourg SA, 1.75%, 04/24/28		13,185	(15,768,623)
Schaeffler Finance BV, 3.25%, 05/15/25		4,200	(4,942,591)

			(20,711,214)

Israel — (0.1)%
Teva Pharmaceutical Finance Netherlands III BV:
2.80%, 07/21/23	USD	6,965	(5,988,812)
3.15%, 10/01/26		4,520	(3,491,700)
6.75%, 03/01/28		6,750	(6,177,304)

			(15,657,816)

Italy — (0.0)%
Eni SpA, 3.63%, 01/29/29	EUR	3,475	(4,950,484)
Intesa Sanpaolo SpA, 6.63%, 09/13/23		4,000	(5,405,209)
Italgas SpA, 1.63%, 01/18/29		2,271	(2,726,103)
UniCredit SpA, 1.00%, 01/18/23		900	(1,013,713)
Unione di Banche Italiane SpA, 1.75%, 04/12/23		400	(449,115)

			(14,544,624)

Luxembourg — (0.1)%
Altice Luxembourg SA, 7.25%, 05/15/22		2,192	(2,554,704)
INEOS Finance plc, 2.88%, 05/01/26		6,100	(7,020,932)
Intelsat Luxembourg SA, 8.13%, 06/01/23	USD	12,900	(9,965,250)
Matterhorn Telecom Holding SA, 4.88%, 05/01/23	EUR	2,400	(2,758,890)

			(22,299,776)

Mexico — (0.0)%
Cemex SAB de CV, 5.70%, 01/11/25(a)	USD	10,000	(10,389,500)

Netherlands — (0.0)%
Hema Bondco I BV, (EURIBOR 3 Month + 6.25%), 6.25%, 07/15/22(b)	EUR	600	(608,815)
Starfruit Finco BV, 6.50%, 10/01/26		4,600	(5,280,874)

			(5,889,689)

CONSOLIDATED SCHEDULES OF INVESTMENTS	93

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Spain — (0.1)%
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 02/10/27	EUR	5,500	$(7,181,525)
Cellnex Telecom SA:
2.38%, 01/16/24		5,600	(6,706,894)
2.88%, 04/18/25		4,500	(5,532,364)
eDreams ODIGEO SA, 5.50%, 09/01/23		2,000	(2,372,218)
Gestamp Automocion SA, 3.25%, 04/30/26		4,900	(5,460,354)
Gestamp Funding Luxembourg SA, 3.50%, 05/15/23		2,450	(2,834,414)
Tasty Bondco 1 SA, 6.25%, 05/15/26		600	(719,784)

			(30,807,553)

Sweden — (0.0)%
Swedbank AB, (USD Swap Semi 5 Year + 4.11%), 6.00%,(b)(i)	USD	10,000	(10,000,000)

United Kingdom — (0.1)%
Aviva plc, 1.88%, 11/13/27	EUR	10,000	(12,130,582)
British Telecommunications plc, 2.13%, 09/26/28		1,160	(1,423,339)
Royal Bank of Scotland Group plc, (USD Swap Semi 5 Year + 5.72%), 8.00%,(b)(i)	USD	12,100	(13,083,125)
William Hill plc, 4.75%, 05/01/26	GBP	1,000	(1,275,030)

			(27,912,076)

United States — (0.7)%
AbbVie, Inc., 2.13%, 11/17/28	EUR	540	(673,246)
AK Steel Corp., 7.00%, 03/15/27	USD	1,950	(1,569,750)
Allergan Funding SCS, 2.13%, 06/01/29	EUR	1,440	(1,725,543)
Anadarko Petroleum Corp., 5.55%, 03/15/26	USD	2,500	(2,809,698)
Bausch Health Cos., Inc., 6.13%, 04/15/25(a)		9,900	(10,110,078)
Calumet Specialty Products Partners LP, 7.63%, 01/15/22		4,950	(4,789,125)
CenturyLink, Inc., Series Y, 7.50%, 04/01/24		2,930	(3,241,312)
Chesapeake Energy Corp., 8.00%, 06/15/27		1,038	(914,737)
Continental Resources, Inc., 3.80%, 06/01/24		11,000	(11,310,076)
DISH DBS Corp., 7.75%, 07/01/26		7,808	(7,573,760)
Everi Payments, Inc., 7.50%, 12/15/25(a)		861	(899,745)
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		8,000	(8,041,660)
KLA-Tencor Corp., 4.10%, 03/15/29 .		2,260	(2,377,550)
Kraft Heinz Foods Co., 5.00%, 07/15/35		16,025	(16,809,599)
Lam Research Corp., 4.00%, 03/15/29		2,260	(2,410,188)
Mylan NV, 3.95%, 06/15/26		11,765	(11,376,621)
Mylan, Inc., 4.55%, 04/15/28		3,840	(3,765,844)
Netflix, Inc., 4.38%, 11/15/26		5,110	(5,226,508)
Pacific Drilling SA, 11.00%, (11.00% Cash or 12.00% PIK), 04/01/24(a)(j)		3,079	(3,024,953)
Panther BF Aggregator 2 LP, 8.50%, 05/15/27(a)		4,880	(5,026,400)
Penn National Gaming, Inc., 5.63%, 01/15/27(a)		1,787	(1,764,663)
Quorum Health Corp., 11.63%, 04/15/23		9,900	(8,613,000)
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)		5,865	(5,381,138)
Range Resources Corp., 4.88%, 05/15/25		10,005	(8,779,387)

Security	Par (000)		Value

United States (continued)
Sally Holdings LLC, 5.63%, 12/01/25	USD	10,005	$(9,816,906)
SESI LLC, 7.75%, 09/15/24		8,910	(5,724,675)
Southwestern Energy Co.:
6.20%, 01/23/25		7,174	(6,546,275)
7.50%, 04/01/26		1,038	(983,380)
7.75%, 10/01/27		6,890	(6,597,175)
Sprint Capital Corp., 6.88%, 11/15/28		8,830	(9,075,474)
SRS Distribution, Inc., 8.25%, 07/01/26(a)		976	(949,160)
Tenet Healthcare Corp., 6.75%, 06/15/23		23,730	(23,818,988)
TransDigm, Inc., 6.38%, 06/15/26		975	(982,313)
Transocean, Inc.:
5.80%, 10/15/22		12,915	(12,688,988)
7.50%, 01/15/26(a)		1,038	(988,695)
Vine Oil & Gas LP, 8.75%, 04/15/23(a)		6,730	(4,374,500)
Washington Prime Group LP, 5.95%, 08/15/24		14,850	(14,070,375)
Whiting Petroleum Corp., 6.63%, 01/15/26		23,970	(23,116,069)

			(247,947,554)

Zambia — (0.0)%
First Quantum Minerals Ltd., 6.88%, 03/01/26(a)		5,000	(4,656,250)

Total Corporate Bonds — (1.7)% (Proceeds: $552,234,089)			(563,306,288)

Foreign Agency Obligations — (0.0)%

Argentina — (0.0)%
YPF SA, 8.50%, 03/23/21(a)		10,000	(10,168,750)

South Africa — (0.0)%
Eskom Holdings SOC Ltd., 5.75%, 01/26/21		3,910	(3,949,100)

Total Foreign Agency Obligations — (0.0)% (Proceeds: $13,640,906)			(14,117,850)

Foreign Government Obligations — (0.4)%

Portugal — (0.2)%
Portuguese Republic(a):
2.13%, 10/17/28	EUR	32,565	(42,928,484)
2.88%, 07/21/26		23,985	(32,531,805)

			(75,460,289)

United Kingdom — (0.2)%
U.K. Treasury Bonds, 0.13%, 03/22/46	GBP	20,219	(43,307,680)

Total Foreign Government Obligations — (0.4)% (Proceeds: $103,772,918)			(118,767,969)

U.S. Treasury Obligations — (0.0)%

United States — (0.0)%
U.S. Treasury Notes, 2.63%, 02/15/29	USD	3,600	(3,796,313)

Total U.S. Treasury Obligations — (0.0)% (Proceeds: $3,648,480)			(3,796,313)

Total Borrowed Bonds — (2.1)% (Proceeds: $673,296,393)			(699,988,420)

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

TBA Sale Commitments — (36.6)%(r)
Government National Mortgage Association, 3.00%, 07/15/49	USD	1,342,200	$(1,371,613,051)
Uniform Mortgage-Backed Securities:
3.00%, 07/25/34 - 07/25/49		2,934,839	(2,959,952,803)
3.50%, 06/25/49 - 08/25/49		4,406,778	(4,505,089,392)
4.00%, 06/25/49 - 07/25/49		461,332	(476,709,246)
4.50%, 07/25/49		2,760,399	(2,884,482,247)

Total TBA Sale Commitments — (36.6)% (Proceeds: $12,151,188,438)			(12,197,846,739)

Investments Sold Short — (0.3)%

Corporate Bonds — (0.0)%

France — (0.0)%
Casino Guichard Perrachon SA, 5.24%, 03/09/20	EUR	500	(557,890)

Total Corporate Bonds — (0.0)% (Proceeds: $558,786)			(557,890)

Security	Par (000)		Value

U.S. Treasury Obligations — (0.3)%
U.S. Treasury Notes, 2.38%, 05/15/29	USD	109,745	$(113,410,312)

Total U.S. Treasury Obligations — (0.3)% (Proceeds: $113,203,146)			(113,410,312)

Total Investments Sold Short — (0.3)% (Proceeds: $113,761,932)			(113,968,202)

Total Investments Net of Options Written, Borrowed Bonds, TBA Sale Commitments and Investments Sold Short — 94.2% (Cost: $30,979,299,838)			31,414,332,992

Other Assets Less Liabilities — 5.8%			1,949,081,610

Net Assets — 100.0%			$33,363,414,602

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Amount is less than $500.
(g)	Non-income producing security.
(h)	Security, or a portion of the security, is on loan.
(i)	Perpetual security with no stated maturity date.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Convertible security.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(q)	When-issued security.
(r)	Represents or includes a TBA transaction.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.
(u)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(v)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(w)	The amount to be repurchased assumes the maturity will be the day after the period end.
(x)	Rates are discount rates or a range of discount rates as of period end.
(y)	Annualized 7-day yield as of period end.
(z)	Security was purchased with the cash collateral from loaned securities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	95

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

*

During the six months ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Par/Shares Held at 12/31/18	Shares Purchased		Shares Sold		Par/Shares Held at 06/30/19	Value at 06/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	557,975,842	—		(239,493,404	)(b)	318,482,438	$318,482,438	$8,694,606		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	62,569,834	(c)	—		62,569,834	62,588,605	264,594	(d)	(31,626)	4,182
iShares China Large-Cap ETF	—	1,403,800		(1,048,808)		354,992	15,183,008	258,176		(1,820,938)	(351,562)
iShares iBoxx $ High Yield Corporate Bond ETF	25,816	6,574,056		(6,520,675)		79,197	6,904,394	1,513,603		1,309,910	294,486
iShares iBoxx $ Investment Grade Corporate Bond ETF(e)	—	5,990,000		(5,990,000)		—	—	2,919,838		11,332,506	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,106,180	2,741,263		(3,843,000)		4,443	503,348	5,234,593		7,682,996	3,909,164
iShares MSCI Brazil ETF	406,984	400,790		(461,680)		346,094	15,131,230	183,830		(1,068,385)	2,280,071
iShares MSCI Emerging Markets ETF(e)	—	1,532,240		(1,532,240)		—	—	—		283,210	—
iShares MSCI South Korea ETF	—	483,000		(327,950)		155,050	9,282,843	—		(1,377,597)	275,662
Sentinel Energy Services, Inc.(f)	1,142,538	380,846		(1,142,538)		380,846	N/A	—		136,865	(342,761)

							$428,075,866	$19,069,240		$16,446,941	$6,069,242

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	As of period end, the entity is no longer held by the Fund.
(f)	As of period end, the entity is no longer an affiliate of the Fund.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	1,923	09/06/19	$293,666	$5,633,246
Euro-Buxl	41	09/06/19	9,459	37,642
Euro-Schatz	4	09/06/19	511	962
TOPIX Index	134	09/12/19	19,277	43,158
U.S. Treasury 10 Year Ultra Note	25,706	09/19/19	3,550,641	39,899,896
DAX Index	78	09/20/19	27,468	222,548
EURO STOXX 50 Index	222	09/20/19	8,749	42,887
MSCI Emerging Markets E-Mini Index	1,380	09/20/19	72,685	943,761
NASDAQ 100 E-Mini Index	178	09/20/19	27,390	467,046
STOXX 600 Banks Index	830	09/20/19	6,262	121,409
Long Gilt	2,440	09/26/19	403,758	(1,140,927)
U.S. Treasury 2 Year Note	61,028	09/30/19	13,131,986	26,241,140
U.S. Treasury 5 Year Note	24,887	09/30/19	2,940,555	5,686,360
90-day Eurodollar	7,496	12/16/19	1,838,207	1,643,768
90-day Eurodollar	4,931	12/14/20	1,213,581	8,585,335

				88,428,231

Short Contracts
Euro-Bobl	2,326	09/06/19	355,580	(900,099)
Euro-BTP	1,977	09/06/19	250,657	(2,136,226)
Euro-Bund	979	09/06/19	192,298	(175,329)
Euro-OAT	1,130	09/06/19	211,845	(2,504,058)
Japan 10 Year Bond	187	09/12/19	266,846	(694,683)
Australia 10 Year Bond	1,150	09/16/19	115,977	(1,114,734)
Korea 10 Year Bond	900	09/17/19	102,304	11,080
Canada 10 Year Bond	1,018	09/19/19	111,109	(426,512)
U.S. Treasury 10 Year Note	15,851	09/19/19	2,028,433	(4,021,280)
U.S. Treasury Long Bond	8,714	09/19/19	1,355,844	(27,391,657)
U.S. Treasury Ultra Bond	299	09/19/19	53,091	(305,828)
FTSE 250 Index	62	09/20/19	3,047	(53,940)
S&P 500 E-Mini Index	7,221	09/20/19	1,063,003	(5,847,469)
90-day Eurodollar	15,101	03/16/20	3,710,693	(34,583,477)
90-day Eurodollar	3,553	03/15/21	874,660	(8,996,257)

				(89,140,469)

				$(712,238)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK	64,248,213	USD	7,490,000	Morgan Stanley & Co. International plc	07/01/19	$41,632
BRL	231,981,999	USD	59,854,000	Bank of America NA	07/02/19	558,766
BRL	63,768,746	USD	16,277,000	BNP Paribas SA	07/02/19	329,661
BRL	123,226,559	USD	31,920,000	Citibank NA	07/02/19	170,666
BRL	195,959,046	USD	50,188,000	Credit Suisse International	07/02/19	843,666
BRL	51,850,364	USD	13,423,000	Deutsche Bank AG	07/02/19	79,875
BRL	53,246,302	USD	13,359,000	Goldman Sachs International	07/02/19	507,405
BRL	57,611,106	USD	14,860,000	JPMorgan Chase Bank NA	07/02/19	143,088
BRL	259,965,200	USD	66,892,000	Morgan Stanley & Co. International plc	07/02/19	808,151
BRL	71,879,430	USD	18,550,000	Natwest Markets plc	07/02/19	168,846
USD	8,895,000	BRL	34,151,463	Citibank NA	07/02/19	1,274
GBP	529,630,000	USD	671,371,964	State Street Bank and Trust Co.	07/03/19	1,266,438
NZD	13,093,000	USD	8,772,400	State Street Bank and Trust Co.	07/03/19	23,682
USD	20,031,181	EUR	17,609,000	Goldman Sachs International	07/03/19	6,291
USD	24,917,168	EUR	21,847,000	State Street Bank and Trust Co.	07/03/19	72,839
USD	2,898,813	GBP	2,274,000	State Street Bank and Trust Co.	07/03/19	10,797

CONSOLIDATED SCHEDULES OF INVESTMENTS	97

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,668,093	MXN	779,099,000	Deutsche Bank AG	07/03/19	$83,386
ZAR	323,495,000	USD	22,713,358	Citibank NA	07/03/19	251,097
AUD	102,281,218	USD	71,460,000	Morgan Stanley & Co. International plc	07/05/19	353,978
AUD	16,236,000	USD	11,165,741	Royal Bank of Canada	07/05/19	233,926
CAD	93,957,395	USD	71,460,000	Bank of America NA	07/05/19	293,132
GBP	56,322,487	USD	71,460,000	Natwest Markets plc	07/05/19	77,844
TWD	633,401,180	USD	20,038,000	BNP Paribas SA	07/05/19	383,243
TWD	158,760,572	USD	5,054,356	UBS AG	07/05/19	64,182
USD	71,460,000	EUR	62,788,566	Standard Chartered Bank	07/05/19	44,962
USD	71,460,000	GBP	56,220,129	Bank of America NA	07/05/19	52,166
TRY	59,266,557	USD	10,090,135	UBS AG	07/08/19	111,435
ZAR	262,187,600	USD	18,083,400	Citibank NA	07/08/19	517,234
TRY	34,853,620	USD	5,545,943	Citibank NA	07/10/19	446,708
TRY	47,833,121	USD	7,525,000	UBS AG	07/10/19	699,315
AUD	11,235,000	JPY	844,085,550	BNP Paribas SA	07/16/19	53,599
IDR	431,516,800,000	USD	30,176,000	BNP Paribas SA	07/16/19	332,669
COP	66,073,658,000	USD	20,126,000	UBS AG	07/17/19	414,185
EGP	122,351,902	USD	6,987,544	Citibank NA	07/17/19	300,951
EGP	94,628,869	USD	5,410,456	JPMorgan Chase Bank NA	07/17/19	226,580
INR	3,164,595,451	USD	45,434,446	Bank of America NA	07/17/19	368,250
INR	534,522,551	USD	7,668,903	Goldman Sachs International	07/17/19	67,496
INR	3,775,400,000	USD	54,103,553	HSBC Bank plc	07/17/19	539,609
MYR	9,200,000	USD	2,202,274	UBS AG	07/17/19	23,521
TWD	1,198,698,387	USD	38,730,158	Citibank NA	07/17/19	2,732
USD	59,051,555	CNY	400,899,527	HSBC Bank plc	07/17/19	701,348
USD	29,533,267	CNY	200,460,000	JPMorgan Chase Bank NA	07/17/19	356,674
USD	20,126,000	COP	64,443,452,000	Natwest Markets plc	07/17/19	92,593
USD	35,711,840	INR	2,465,723,883	Citibank NA	07/17/19	24,245
USD	28,511,861	MYR	116,769,395	Goldman Sachs International	07/17/19	261,344
USD	9,167,684	MYR	37,541,667	Morgan Stanley & Co. International plc	07/17/19	85,069
USD	9,116,132	MYR	37,549,348	UBS AG	07/17/19	31,658
BRL	39,333,690	USD	10,117,470	HSBC Bank plc	07/18/19	110,438
COP	33,262,480,420	USD	10,221,714	Natwest Markets plc	07/18/19	117,562
IDR	48,519,242,220	USD	3,399,134	HSBC Bank plc	07/18/19	30,254
INR	254,000,000	USD	3,645,602	Credit Suisse International	07/18/19	30,116
INR	207,818,670	USD	2,979,479	Standard Chartered Bank	07/18/19	27,933
PLN	12,712,180	USD	3,377,001	Barclays Bank plc	07/18/19	29,322
PLN	25,334,120	USD	6,778,516	Goldman Sachs International	07/18/19	9,949
USD	3,275,425	MXN	62,780,040	BNP Paribas SA	07/18/19	13,271
USD	6,937,828	MXN	132,114,920	UBS AG	07/18/19	72,919
EUR	14,795,000	MXN	321,565,717	Bank of America NA	07/19/19	141,580
EUR	10,358,000	MXN	224,007,287	Morgan Stanley & Co. International plc	07/19/19	157,376
ARS	152,927,500	USD	3,350,000	BNP Paribas SA	07/24/19	126,248
CLP	14,039,280,000	USD	20,128,000	Morgan Stanley & Co. International plc	07/24/19	597,431
IDR	956,309,425,000	USD	66,665,000	Bank of America NA	07/24/19	871,484
IDR	711,325,781,670	USD	50,201,900	Citibank NA	07/24/19	33,349
KRW	35,432,996,300	USD	30,251,000	Bank of America NA	07/24/19	379,869
MXN	489,055,370	USD	25,339,000	Bank of America NA	07/24/19	47,188
MXN	384,188,500	USD	19,912,000	Morgan Stanley & Co. International plc	07/24/19	30,693
PLN	101,118,169	USD	26,901,000	Bank of America NA	07/24/19	198,926
PLN	24,487,941	USD	6,437,729	BNP Paribas SA	07/24/19	125,102
PLN	61,209,924	USD	16,094,322	Deutsche Bank AG	07/24/19	310,093
PLN	9,987,300	USD	2,625,950	JPMorgan Chase Bank NA	07/24/19	50,672
TRY	59,544,140	USD	10,130,000	Bank of America NA	07/24/19	25,987
TRY	119,169,762	USD	20,194,000	BNP Paribas SA	07/24/19	131,871
USD	20,128,000	CLP	13,630,681,600	Credit Suisse International	07/24/19	5,761
USD	35,323,000	KRW	40,858,114,100	Bank of America NA	07/24/19	2,264
USD	52,288,000	KRW	60,418,271,200	BNP Paribas SA	07/24/19	58,035
USD	20,194,000	MXN	387,270,435	Bank of America NA	07/24/19	91,328
USD	9,582,150	MXN	184,259,934	Barclays Bank plc	07/24/19	17,472
USD	39,140,500	MXN	753,266,543	BNP Paribas SA	07/24/19	39,476
USD	20,179,000	MXN	385,120,251	Citibank NA	07/24/19	187,941
USD	25,158,000	PLN	93,797,351	Deutsche Bank AG	07/24/19	20,072

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	20,275,000	RUB	1,279,352,500	BNP Paribas SA	07/24/19	$100,482
ZAR	460,146,379	USD	31,446,958	Bank of America NA	07/24/19	1,130,953
ZAR	766,281,534	USD	53,511,183	BNP Paribas SA	07/24/19	740,797
ZAR	92,599,393	USD	6,431,183	Morgan Stanley & Co. International plc	07/24/19	124,763
ZAR	165,697,742	USD	11,373,676	UBS AG	07/24/19	357,562
BRL	388,367,819	USD	100,603,000	Credit Suisse International	08/02/19	238,391
BRL	78,392,713	USD	20,220,000	HSBC Bank plc	08/02/19	135,008
USD	2,755,470,298	EUR	2,414,855,000	UBS AG	08/06/19	1,386,709
USD	94,765,033	JPY	10,176,997,000	Barclays Bank plc	08/06/19	110,932
USD	125,456,846	JPY	13,477,151,500	Natwest Markets plc	08/06/19	108,704
ARS	236,927,000	USD	5,041,000	BNP Paribas SA	08/21/19	126,368
USD	82,842,981	MXN	1,601,756,653	Barclays Bank plc	08/21/19	106,522
EGP	365,091,250	USD	20,005,000	Citibank NA	09/09/19	1,385,788
ARS	177,535,800	USD	3,372,000	BNP Paribas SA	09/18/19	342,336
ARS	202,776,500	USD	4,208,000	Citibank NA	09/18/19	34,413
AUD	6,000,000	JPY	451,710,000	Citibank NA	09/18/19	8,186
AUD	3,250,000	USD	2,266,576	JPMorgan Chase Bank NA	09/18/19	20,543
AUD	31,265,000	USD	21,663,333	Natwest Markets plc	09/18/19	338,753
AUD	3,250,000	USD	2,264,717	Nomura International plc	09/18/19	22,402
BRL	398,395,413	USD	102,666,000	Morgan Stanley & Co. International plc	09/18/19	296,082
CAD	16,671,875	USD	12,472,875	Barclays Bank plc	09/18/19	276,589
CAD	26,961,387	USD	20,126,000	BNP Paribas SA	09/18/19	492,152
CAD	6,840,131	USD	5,220,000	Citibank NA	09/18/19	10,846
CAD	9,754,616	USD	7,458,000	Deutsche Bank AG	09/18/19	1,637
CAD	556,039	USD	416,000	Goldman Sachs International	09/18/19	9,219
CAD	39,136,474	USD	29,868,000	Royal Bank of Canada	09/18/19	60,793
CAD	8,813,585	USD	6,710,000	UBS AG	09/18/19	30,003
CHF	104,745,000	JPY	11,517,125,609	Citibank NA	09/18/19	624,285
CHF	14,546,184	USD	15,000,000	BNP Paribas SA	09/18/19	8,250
CNY	77,320,000	USD	11,241,149	HSBC Bank plc	09/18/19	7,000
EUR	16,268,076	GBP	14,578,799	Goldman Sachs International	09/18/19	34,526
EUR	3,267,436	GBP	2,928,701	Natwest Markets plc	09/18/19	6,227
EUR	13,229,975	USD	15,133,361	Bank of America NA	09/18/19	5,103
EUR	19,100,000	USD	21,737,825	BNP Paribas SA	09/18/19	117,444
EUR	136,143,297	USD	155,673,996	Citibank NA	09/18/19	108,640
EUR	3,852,283	USD	4,400,520	Deutsche Bank AG	09/18/19	7,473
EUR	115,585,000	USD	130,462,948	HSBC Bank plc	09/18/19	1,795,756
EUR	45,604,446	USD	52,167,199	JPMorgan Chase Bank NA	09/18/19	15,912
EUR	32,450,000	USD	36,981,123	Natwest Markets plc	09/18/19	149,949
GBP	8,900,000	USD	11,281,907	Deutsche Bank AG	09/18/19	60,911
GBP	8,089,000	USD	10,257,894	Morgan Stanley & Co. International plc	09/18/19	51,326
IDR	32,164,942,500	USD	2,245,842	Bank of America NA	09/18/19	8,149
IDR	1,425,861,291,000	USD	98,434,441	BNP Paribas SA	09/18/19	1,484,215
IDR	49,303,999,000	USD	3,445,504	UBS AG	09/18/19	9,523
INR	263,730,000	USD	3,747,768	Deutsche Bank AG	09/18/19	36,739
JPY	37,119,980,712	USD	344,733,000	Citibank NA	09/18/19	1,574,519
JPY	1,609,092,339	USD	14,914,000	Standard Chartered Bank	09/18/19	97,882
JPY	2,157,824,800	USD	20,000,000	State Street Bank and Trust Co.	09/18/19	131,232
KRW	4,341,235,000	USD	3,755,718	Bank of America NA	09/18/19	3,709
KRW	9,481,362,800	USD	8,204,000	HSBC Bank plc	09/18/19	6,680
MXN	67,847,749	USD	3,379,000	Goldman Sachs International	09/18/19	109,153
NOK	92,589,295	USD	10,857,000	JPMorgan Chase Bank NA	09/18/19	20,803
NZD	86,990,000	SEK	532,977,204	Bank of America NA	09/18/19	806,356
NZD	1,710,000	USD	1,129,234	Citibank NA	09/18/19	21,255
NZD	1,710,000	USD	1,130,325	Standard Chartered Bank	09/18/19	20,165
PHP	97,037,500	USD	1,873,311	BNP Paribas SA	09/18/19	13,221
PHP	97,025,000	USD	1,872,166	UBS AG	09/18/19	14,123
SEK	41,795,453	USD	4,439,000	Natwest Markets plc	09/18/19	87,382
TRY	2,605,932	USD	419,000	Citibank NA	09/18/19	12,372
TRY	20,449,723	USD	3,370,000	HSBC Bank plc	09/18/19	15,135
USD	15,000,000	CHF	14,507,805	Royal Bank of Canada	09/18/19	31,348
USD	25,571,651	EUR	22,315,000	Standard Chartered Bank	09/18/19	37,603
USD	28,653,775	EUR	25,000,000	UBS AG	09/18/19	47,402

CONSOLIDATED SCHEDULES OF INVESTMENTS	99

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,413,290	GBP	8,900,000	BNP Paribas SA	09/18/19	$70,472
USD	101,378,000	JPY	10,832,019,199	Bank of America NA	09/18/19	321,651
USD	6,000,000	KRW	6,905,700,000	BNP Paribas SA	09/18/19	19,795
USD	26,142,000	MXN	506,441,123	Citibank NA	09/18/19	105,114
USD	23,460,000	MXN	455,367,984	HSBC Bank plc	09/18/19	48,859
USD	10,441,000	NOK	88,463,983	Natwest Markets plc	09/18/19	47,857
USD	34,914,000	SEK	320,922,505	Bank of America NA	09/18/19	158,595
ZAR	12,510,356	USD	835,000	HSBC Bank plc	09/18/19	44,389
ZAR	292,210,000	USD	19,527,267	JPMorgan Chase Bank NA	09/18/19	1,013,026
AUD	38,500,000	USD	26,908,728	Deutsche Bank AG	09/20/19	186,159
AUD	30,000,000	USD	20,954,043	HSBC Bank plc	09/20/19	158,856
AUD	28,380,000	USD	19,823,402	JPMorgan Chase Bank NA	09/20/19	149,401
CAD	35,970,000	USD	26,938,654	JPMorgan Chase Bank NA	09/20/19	569,408
CAD	35,970,000	USD	26,938,271	Natwest Markets plc	09/20/19	569,792
CNY	185,920,000	USD	26,998,925	Citibank NA	09/20/19	47,197
CNY	185,560,000	USD	26,712,733	JPMorgan Chase Bank NA	09/20/19	281,020
EUR	47,730,000	USD	54,191,210	Morgan Stanley & Co. International plc	09/20/19	432,032
GBP	21,120,000	USD	26,634,508	HSBC Bank plc	09/20/19	284,445
IDR	14,589,375,004	USD	1,020,950	Bank of America NA	09/20/19	1,138
IDR	214,912,084,115	USD	14,867,664	Morgan Stanley & Co. International plc	09/20/19	188,432
INR	1,867,800,000	USD	26,580,333	Natwest Markets plc	09/20/19	215,539
JPY	2,898,000,000	USD	26,944,993	Standard Chartered Bank	09/20/19	95,416
KRW	61,300,000,000	USD	51,884,956	JPMorgan Chase Bank NA	09/20/19	1,203,235
MYR	111,350,000	USD	26,757,179	UBS AG	09/20/19	150,874
NZD	20,570,000	USD	13,455,372	HSBC Bank plc	09/20/19	384,534
NZD	20,570,000	USD	13,458,447	Standard Chartered Bank	09/20/19	381,459
PHP	1,406,000,000	USD	26,940,027	Bank of America NA	09/20/19	391,914
TWD	587,527,500	USD	19,041,565	Citibank NA	09/20/19	1,859
USD	26,981,125	GBP	21,120,000	Citibank NA	09/20/19	62,173
USD	26,160,776	KRW	30,200,000,000	Bank of America NA	09/20/19	6,398
USD	49,646,032	CNH	333,901,831	JPMorgan Chase Bank NA	10/18/19	1,090,769
USD	117,456,320	EUR	90,560,000	Deutsche Bank AG	12/13/19	13,144,492
USD	118,217,024	EUR	90,560,000	Deutsche Bank AG	02/25/20	13,362,804
JPY	12,064,650,000	USD	111,792,532	JPMorgan Chase Bank NA	03/16/20	2,200,073
USD	120,429,726	JPY	12,064,650,000	HSBC Bank plc	03/16/20	6,437,122

						76,025,190

NOK	62,944,278	USD	7,398,000	Citibank NA	07/01/19	(19,224)
BRL	43,024,938	USD	11,230,000	BNP Paribas SA	07/02/19	(25,443)
USD	42,502,000	BRL	163,952,476	Bank of America NA	07/02/19	(194,514)
USD	53,671,885	BRL	207,529,950	BNP Paribas SA	07/02/19	(373,076)
USD	100,603,000	BRL	387,220,945	Credit Suisse International	07/02/19	(237,101)
USD	14,940,000	BRL	57,762,873	HSBC Bank plc	07/02/19	(102,611)
USD	7,385,000	BRL	28,450,713	JPMorgan Chase Bank NA	07/02/19	(24,136)
USD	48,579,115	BRL	188,505,763	Morgan Stanley & Co. International plc	07/02/19	(511,566)
USD	19,977,000	BRL	80,037,613	Royal Bank of Canada	07/02/19	(866,400)
BRL	34,479,797	USD	8,990,000	BNP Paribas SA	07/03/19	(11,587)
EUR	2,414,855,000	USD	2,747,863,505	UBS AG	07/03/19	(1,699,210)
GBP	959,000	USD	1,217,947	State Street Bank and Trust Co.	07/03/19	(2)
JPY	10,176,997,000	USD	94,520,266	Barclays Bank plc	07/03/19	(119,347)
JPY	13,477,151,500	USD	125,133,368	Natwest Markets plc	07/03/19	(120,510)
MXN	970,832,000	USD	50,742,328	Citibank NA	07/03/19	(169,894)
USD	631,882	AUD	914,000	Citibank NA	07/03/19	(9,814)
USD	8,990,000	BRL	34,756,239	HSBC Bank plc	07/03/19	(60,397)
USD	9,649,430	EUR	8,487,000	ANZ Banking Group Ltd.	07/03/19	(1,955)
USD	70,126,928	EUR	61,677,000	Bank of America NA	07/03/19	(11,931)
USD	27,249,134	EUR	24,125,000	Commonwealth Bank of Australia	07/03/19	(185,728)
USD	18,572,196	EUR	16,429,000	Deutsche Bank AG	07/03/19	(110,803)
USD	2,469,309,520	EUR	2,209,756,000	HSBC Bank plc	07/03/19	(43,616,940)
USD	4,237,945	EUR	3,774,000	JPMorgan Chase Bank NA	07/03/19	(53,834)
USD	11,829,801	EUR	10,403,000	JPMorgan Chase Bank NA	07/03/19	(453)
USD	20,567,101	EUR	18,338,000	State Street Bank and Trust Co.	07/03/19	(286,805)
USD	636,980,242	GBP	505,800,000	JPMorgan Chase Bank NA	07/03/19	(5,393,687)

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	40,511,858	GBP	31,899,000	Royal Bank of Canada	07/03/19	$(372)
USD	244,183,060	JPY	26,525,850,000	Barclays Bank plc	07/03/19	(1,868,364)
USD	9,665,402	JPY	1,042,993,000	JPMorgan Chase Bank NA	07/03/19	(9,309)
USD	385,307	NOK	3,366,000	UBS AG	07/03/19	(9,293)
USD	8,519,576	NZD	13,093,000	ANZ Banking Group Ltd.	07/03/19	(276,507)
EUR	62,827,888	USD	71,460,000	Standard Chartered Bank	07/05/19	(238)
USD	11,380,186	AUD	16,236,000	Deutsche Bank AG	07/05/19	(19,480)
USD	71,460,000	AUD	101,915,297	Morgan Stanley &Co. International plc	07/05/19	(97,057)
USD	71,460,000	CAD	93,578,799	Royal Bank of Canada	07/05/19	(4,008)
USD	25,092,356	TWD	785,139,819	BNP Paribas SA	07/05/19	(221,034)
USD	10,090,135	TRY	59,417,657	Citibank NA	07/08/19	(137,444)
USD	12,057,350	ZAR	174,451,769	BNP Paribas SA	07/08/19	(318,954)
USD	3,603,000	ZAR	51,906,086	Citibank NA	07/08/19	(79,425)
USD	10,777,050	ZAR	156,660,167	Goldman Sachs International	07/08/19	(337,047)
USD	7,525,000	TRY	49,108,150	BNP Paribas SA	07/10/19	(918,540)
USD	20,194,000	IDR	286,613,442,000	UBS AG	07/15/19	(72,723)
JPY	446,622,000	AUD	6,000,000	Barclays Bank plc	07/16/19	(67,234)
JPY	1,670,972,027	AUD	22,373,000	National Australia Bank Ltd.	07/16/19	(198,769)
JPY	4,810,687,185	AUD	64,525,000	UBS AG	07/16/19	(652,104)
USD	15,088,000	IDR	218,504,416,000	JPMorgan Chase Bank NA	07/16/19	(360,481)
USD	15,088,000	IDR	220,662,000,000	UBS AG	07/16/19	(513,024)
CNY	399,904,527	USD	59,810,415	Bank of America NA	07/17/19	(1,605,029)
CNY	201,455,000	USD	30,128,617	Citibank NA	07/17/19	(807,204)
TWD	193,080,665	USD	6,246,544	BNP Paribas SA	07/17/19	(7,633)
TWD	1,186,066,942	USD	38,365,419	Goldman Sachs International	07/17/19	(40,682)
USD	86,850,607	CNY	603,681,194	BNP Paribas SA	07/17/19	(1,014,107)
USD	93,492,673	CNY	650,120,000	Citibank NA	07/17/19	(1,131,125)
USD	8,791,801	CNY	61,117,939	Goldman Sachs International	07/17/19	(103,805)
USD	221,277,741	CNY	1,535,317,338	HSBC Bank plc	07/17/19	(2,184,937)
USD	14,621,053	CNY	100,549,861	JPMorgan Chase Bank NA	07/17/19	(13,798)
USD	28,913,253	IDR	413,604,081,000	Citibank NA	07/17/19	(324,833)
USD	71,284,010	IDR	1,018,577,212,998	HSBC Bank plc	07/17/19	(720,232)
USD	59,656,884	IDR	855,002,356,149	JPMorgan Chase Bank NA	07/17/19	(784,087)
USD	55,791,793	IDR	799,413,965,000	UBS AG	07/17/19	(719,578)
USD	17,833,840	INR	1,232,675,000	Bank of America NA	07/17/19	(7,252)
USD	19,251,504	MYR	79,990,000	Goldman Sachs International	07/17/19	(100,817)
USD	19,255,114	MYR	80,005,000	Morgan Stanley &Co. International plc	07/17/19	(100,836)
USD	19,238,908	MYR	80,005,000	UBS AG	07/17/19	(117,042)
USD	53,864,482	SGD	73,630,000	BNP Paribas SA	07/17/19	(571,500)
USD	27,075,655	TWD	850,690,000	Bank of America NA	07/17/19	(412,229)
USD	27,074,666	TWD	850,685,994	BNP Paribas SA	07/17/19	(413,089)
USD	27,930,848	TWD	876,470,000	HSBC Bank plc	07/17/19	(390,052)
BRL	25,213,210	USD	6,567,308	Goldman Sachs International	07/18/19	(11,137)
COP	19,969,049,980	USD	6,220,888	Citibank NA	07/18/19	(13,728)
TRY	40,328,470	USD	6,902,369	Bank of America NA	07/18/19	(80)
USD	10,011,394	IDR	143,363,163,100	Credit Suisse International	07/18/19	(121,658)
USD	9,855,487	MXN	190,127,130	Goldman Sachs International	07/18/19	(23,831)
USD	10,083,554	PLN	38,050,640	JPMorgan Chase Bank NA	07/18/19	(112,396)
USD	45,327	RUB	2,940,500	Bank of America NA	07/18/19	(1,076)
USD	12,690,909	TRY	74,919,510	Morgan Stanley &Co. International plc	07/18/19	(131,697)
USD	6,899,249	TRY	40,442,310	UBS AG	07/18/19	(22,523)
USD	6,798,774	ZAR	96,151,000	Bank of America NA	07/18/19	(13,855)
MXN	543,971,355	EUR	25,153,000	HSBC Bank plc	07/19/19	(382,166)
MXN	386,932,621	USD	20,128,000	Bank of America NA	07/24/19	(42,864)
MXN	817,435,384	USD	42,509,450	Barclays Bank plc	07/24/19	(77,511)
MXN	580,084,101	USD	30,251,000	Citibank NA	07/24/19	(139,637)
MXN	771,714,256	USD	40,097,000	JPMorgan Chase Bank NA	07/24/19	(38,381)
MXN	385,245,361	USD	20,179,000	Morgan Stanley &Co. International plc	07/24/19	(181,446)
RUB	1,279,859,375	USD	20,275,000	Deutsche Bank AG	07/24/19	(92,489)
TRY	157,946,774	USD	26,981,000	Bank of America NA	07/24/19	(41,232)
USD	50,201,900	IDR	720,146,255,500	Bank of America NA	07/24/19	(656,269)
USD	49,999,000	IDR	708,450,830,700	Citibank NA	07/24/19	(33,215)
USD	16,666,000	IDR	239,390,424,000	JPMorgan Chase Bank NA	07/24/19	(240,231)

CONSOLIDATED SCHEDULES OF INVESTMENTS	101

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	20,171,000	IDR	289,816,928,000	UBS AG	07/24/19	$(296,451)
USD	33,565,800	MXN	646,760,588	Bank of America NA	07/24/19	(6,647)
USD	20,164,000	MXN	388,671,182	Deutsche Bank AG	07/24/19	(11,384)
USD	10,063,000	TRY	60,102,777	Citibank NA	07/24/19	(188,269)
USD	28,576,000	ZAR	405,236,256	Bank of America NA	07/24/19	(114,329)
USD	20,143,000	ZAR	296,873,843	BNP Paribas SA	07/24/19	(875,377)
USD	17,114,000	ZAR	248,309,018	Goldman Sachs International	07/24/19	(466,035)
USD	28,576,000	ZAR	405,653,466	HSBC Bank plc	07/24/19	(143,868)
USD	3,351,000	ZAR	48,806,011	UBS AG	07/24/19	(104,418)
USD	673,698,716	GBP	530,589,000	State Street Bank and Trust Co.	08/06/19	(1,318,351)
USD	8,778,779	NZD	13,093,000	State Street Bank and Trust Co.	08/06/19	(24,146)
USD	77,450,930	IDR	1,138,761,022,102	Standard Chartered Bank	08/07/19	(2,811,224)
USD	68,128,965	RUB	4,427,892,300	HSBC Bank plc	08/07/19	(1,559,537)
USD	52,580,700	RUB	3,456,421,681	Morgan Stanley &Co. International plc	08/07/19	(1,818,287)
USD	28,230,162	IDR	411,031,158,207	Goldman Sachs International	08/08/19	(736,026)
USD	26,577,709	IDR	389,840,656,879	UBS AG	08/08/19	(895,142)
USD	77,034,400	IDR	1,138,761,022,102	Citibank NA	08/14/19	(3,149,180)
USD	24,102,000	ARS	1,242,458,100	Bank of America NA	08/21/19	(2,995,960)
USD	109,960,309	ZAR	1,622,486,347	Bank of America NA	08/21/19	(4,488,885)
USD	80,116,750	ZAR	1,172,649,000	BNP Paribas SA	08/21/19	(2,601,193)
ZAR	964,017,749	USD	68,005,908	Bank of America NA	08/21/19	(4,686)
ARS	469,896,300	USD	10,138,000	Citibank NA	09/03/19	(81,914)
USD	3,862,734	CHF	3,835,301	Bank of America NA	09/09/19	(91,416)
USD	28,982,691	EUR	25,490,000	Bank of America NA	09/09/19	(165,250)
USD	10,690,942	EUR	9,471,731	JPMorgan Chase Bank NA	09/09/19	(140,029)
AUD	7,459,000	JPY	563,334,261	Standard Chartered Bank	09/18/19	(6,462)
EUR	18,610,085	GBP	16,725,182	Deutsche Bank AG	09/18/19	(21,126)
EUR	6,258,630	GBP	5,624,818	Natwest Markets plc	09/18/19	(7,217)
EUR	99,410,000	USD	113,788,662	Bank of America NA	09/18/19	(38,281)
EUR	44,632,000	USD	51,181,634	Citibank NA	09/18/19	(111,249)
EUR	16,034,000	USD	18,359,876	Deutsche Bank AG	09/18/19	(12,892)
EUR	3,970,000	USD	4,547,250	Natwest Markets plc	09/18/19	(4,558)
EUR	3,965,000	USD	4,541,081	Standard Chartered Bank	09/18/19	(4,110)
GBP	9,060,000	EUR	10,094,071	Barclays Bank plc	09/18/19	(3,456)
GBP	18,130,000	EUR	20,362,664	Goldman Sachs International	09/18/19	(193,866)
GBP	35,015,000	EUR	39,297,041	Natwest Markets plc	09/18/19	(340,127)
GBP	1,180,000	USD	1,510,152	Natwest Markets plc	09/18/19	(6,273)
GBP	1,180,000	USD	1,509,497	Nomura International plc	09/18/19	(5,618)
JPY	3,860,826,779	CHF	34,914,000	Citibank NA	09/18/19	(3,823)
JPY	7,653,449,146	CHF	69,831,000	HSBC Bank plc	09/18/19	(647,048)
JPY	8,981,831,720	USD	83,920,000	Bank of America NA	09/18/19	(124,809)
JPY	1,861,441,792	USD	17,458,000	Citibank NA	09/18/19	(91,846)
JPY	401,355,000	USD	3,758,672	HSBC Bank plc	09/18/19	(14,266)
JPY	401,295,000	USD	3,760,578	Natwest Markets plc	09/18/19	(16,732)
KRW	8,584,158,000	USD	7,458,000	BNP Paribas SA	09/18/19	(24,282)
KRW	4,341,885,000	USD	3,762,791	JPMorgan Chase Bank NA	09/18/19	(2,801)
MXN	16,273,032	USD	838,000	Goldman Sachs International	09/18/19	(1,379)
MXN	3,744,179,244	USD	192,582,000	JPMorgan Chase Bank NA	09/18/19	(88,215)
RUB	214,478,999	USD	3,370,000	Goldman Sachs International	09/18/19	(15,404)
SEK	227,765,925	NZD	36,990,000	Bank of America NA	09/18/19	(220,213)
SEK	307,840,000	NZD	50,000,000	Citibank NA	09/18/19	(301,456)
SEK	322,111,676	USD	34,914,000	Bank of America NA	09/18/19	(29,810)
TWD	46,270,000	USD	1,501,785	Bank of America NA	09/18/19	(2,180)
TWD	46,260,000	USD	1,500,584	Citibank NA	09/18/19	(1,303)
USD	12,093,876	AUD	17,252,000	Standard Chartered Bank	09/18/19	(46,856)
USD	6,820,000	BRL	26,848,430	Standard Chartered Bank	09/18/19	(118,760)
USD	25,346,000	CAD	33,631,576	Bank of America NA	09/18/19	(373,037)
USD	23,240,000	CAD	30,645,426	Deutsche Bank AG	09/18/19	(195,443)
USD	12,715,848	CAD	16,671,875	Royal Bank of Canada	09/18/19	(33,617)
USD	11,140,000	CHF	11,024,777	Bank of America NA	09/18/19	(234,983)
USD	174,424,733	CNY	1,211,310,000	Bank of America NA	09/18/19	(1,790,937)
USD	2,784,836	CNY	19,312,000	BNP Paribas SA	09/18/19	(24,583)
USD	5,919,000	CNY	41,080,222	HSBC Bank plc	09/18/19	(57,157)

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	333,680,380	EUR	294,346,809	Citibank NA	09/18/19	$(3,127,404)
USD	41,744,206	EUR	36,736,230	Deutsche Bank AG	09/18/19	(291,405)
USD	31,178,293	EUR	27,447,000	HSBC Bank plc	09/18/19	(228,072)
USD	11,698,279	EUR	10,328,961	JPMorgan Chase Bank NA	09/18/19	(120,685)
USD	332,694,560	EUR	293,586,000	Natwest Markets plc	09/18/19	(3,242,664)
USD	397,991,316	EUR	349,055,919	Standard Chartered Bank	09/18/19	(1,417,636)
USD	95,618,602	IDR	1,384,174,887,241	BNP Paribas SA	09/18/19	(1,378,837)
USD	2,756,195	IDR	39,960,942,780	UBS AG	09/18/19	(44,108)
USD	34,914,000	JPY	3,750,496,794	JPMorgan Chase Bank NA	09/18/19	(75,922)
USD	8,204,000	KRW	9,619,600,200	JPMorgan Chase Bank NA	09/18/19	(126,391)
USD	67,480,674	RUB	4,421,435,000	Barclays Bank plc	09/18/19	(1,673,540)
USD	3,550,000	RUB	231,492,529	BNP Paribas SA	09/18/19	(70,699)
USD	11,869,000	SEK	110,901,562	Citibank NA	09/18/19	(141,466)
USD	75,003,676	SGD	101,465,000	Bank of America NA	09/18/19	(79,390)
USD	3,728,000	ZAR	53,285,795	Bank of America NA	09/18/19	(17,614)
USD	22,496,019	ZAR	323,495,000	Citibank NA	09/18/19	(243,387)
TWD	94,636,150	USD	3,070,608	BNP Paribas SA	09/20/19	(3,184)
TWD	581,336,350	USD	18,859,249	Goldman Sachs International	09/20/19	(16,497)
USD	15,548,218	AUD	22,550,000	HSBC Bank plc	09/20/19	(321,644)
USD	37,924,373	AUD	55,000,000	Standard Chartered Bank	09/20/19	(782,609)
USD	27,349,744	CAD	35,970,000	HSBC Bank plc	09/20/19	(158,319)
USD	27,339,973	CAD	35,970,000	Royal Bank of Canada	09/20/19	(168,089)
USD	53,972,986	CHF	53,190,000	HSBC Bank plc	09/20/19	(915,805)
USD	13,950,274	CNY	97,097,674	UBS AG	09/20/19	(174,702)
USD	15,292,322	EUR	13,469,021	Morgan Stanley &Co. International plc	09/20/19	(121,916)
USD	25,627,098	EUR	22,730,000	Natwest Markets plc	09/20/19	(385,605)
USD	28,183,738	EUR	25,000,000	Standard Chartered Bank	09/20/19	(426,802)
USD	24,361,094	HKD	190,790,000	Bank of America NA	09/20/19	(71,389)
USD	24,358,051	HKD	190,791,742	HSBC Bank plc	09/20/19	(74,655)
USD	13,118,326	INR	921,300,000	JPMorgan Chase Bank NA	09/20/19	(98,848)
USD	24,034,280	INR	1,688,888,888	Natwest Markets plc	09/20/19	(194,893)
USD	106,604,326	JPY	11,478,780,716	Bank of America NA	09/20/19	(500,894)
USD	4,456,164	KRW	5,264,779,507	JPMorgan Chase Bank NA	09/20/19	(103,340)
USD	40,257,757	PHP	2,108,500,000	Standard Chartered Bank	09/20/19	(730,436)
USD	27,120,970	THB	849,700,000	Bank of New York	09/20/19	(639,295)
USD	26,525,573	THB	827,200,000	HSBC Bank plc	09/20/19	(499,602)
USD	46,092,073	TWD	1,446,184,890	Goldman Sachs International	09/20/19	(782,862)
CNY	333,901,831	USD	49,597,729	HSBC Bank plc	10/18/19	(1,042,467)
USD	33,346,087	CNY	230,950,000	Bank of America NA	10/18/19	(238,148)
EUR	90,560,000	USD	110,801,971	JPMorgan Chase Bank NA	12/13/19	(6,490,143)
EUR	90,560,000	USD	111,601,163	JPMorgan Chase Bank NA	02/25/20	(6,746,943)

						(138,588,150)

Net Unrealized Depreciation						$(62,562,960)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.35%	Goldman Sachs International	07/26/19	USD	2,086,000	$2,444,250	$1,053,430	$1,390,820
5Y-30Y CMS Index Cap	0.45%	Goldman Sachs International	10/03/19	USD	457,775	400,471	383,615	16,856
2Y-10Y CMS Index Cap	0.50%	Citibank NA	03/13/20	USD	5,200,220	3,730,638	2,002,085	1,728,553
2Y-10Y CMS Index Cap	0.40%	Goldman Sachs International	03/31/20	USD	2,000,000	2,619,980	1,670,000	949,980
2Y-10Y CMS Index Cap	0.22%	Goldman Sachs International	05/29/20	USD	3,145,483	7,489,615	4,875,498	2,614,117
5Y-30Y CMS Index Cap	0.35%	Morgan Stanley &Co. International plc	06/22/20	USD	1,032,732	2,187,326	1,296,079	891,247

						$18,872,280	$11,280,707	$7,591,573

CONSOLIDATED SCHEDULES OF INVESTMENTS	103

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Interest Rate Floors Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.40%	Nomura International plc	06/29/20	USD	549,120	$750,372	$589,471	$160,901

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	7,436	07/05/19	USD	294.00	USD	217,875	$1,937,078
SPDR S&P 500 ETF Trust	29,001	07/05/19	USD	296.00	USD	849,729	4,596,658
Texas Instruments, Inc.	800	07/05/19	USD	120.00	USD	9,181	24,400
U.S. Treasury 10 Year Note	1,098	07/05/19	USD	129.00	USD	109,800	85,781
CBOE Volatility Index	350	07/17/19	USD	24.00	USD	528	7,875
SPDR S&P 500 ETF Trust	5,002	07/17/19	USD	300.00	USD	146,559	522,709
Altice Europe NV	2,865	07/19/19	EUR	3.20	EUR	902	47,238
EURO STOXX 50 Index	772	07/19/19	EUR	3,500.00	EUR	26,817	247,990
First Quantum Minerals Ltd.	500	07/19/19	CAD	19.00	CAD	622	1,527
iShares China Large-Cap ETF	40,061	07/19/19	USD	42.00	USD	171,341	5,588,510
Liberty Global plc	2,871	07/19/19	USD	27.50	USD	7,749	193,793
Liberty Global plc	5,724	07/19/19	USD	30.00	USD	15,449	100,170
Lions Gate Entertainment Corp.	450	07/19/19	USD	15.00	USD	551	6,750
Mylan NV	650	07/19/19	USD	25.00	USD	1,238	2,600
Mylan NV	1,000	07/19/19	USD	22.50	USD	1,904	4,500
Mylan NV	1,000	07/19/19	USD	32.50	USD	1,904	3,000
NXP Semiconductors NV	850	07/19/19	USD	115.00	USD	8,297	15,300
NXP Semiconductors NV	1,650	07/19/19	USD	105.00	USD	16,106	157,575
QUALCOMM, Inc.	750	07/19/19	USD	90.00	USD	5,705	6,375
SPDR S&P 500 ETF Trust	4,315	07/19/19	USD	290.00	USD	126,430	2,925,570
SPDR S&P 500 ETF Trust	5,581	07/19/19	USD	293.00	USD	163,523	2,584,003
SPDR S&P 500 ETF Trust	19,547	07/19/19	USD	300.00	USD	572,727	2,374,961
SPDR S&P 500 ETF Trust	21,689	07/19/19	USD	299.00	USD	635,488	3,350,951
SPDR S&P Oil &Gas Exploration &Production ETF	3,374	07/19/19	USD	30.00	USD	9,194	33,740
VanEck Vectors Semiconductor ETF	15,244	07/19/19	USD	117.00	USD	169,971	1,044,214
Walt Disney Co. (The)	1,300	07/19/19	USD	150.00	USD	18,153	33,150
Xerox Corp.	500	07/19/19	USD	37.00	USD	1,771	15,750
iShares MSCI Emerging Markets ETF	5,000	07/26/19	USD	43.00	USD	21,455	510,000
SPDR S&P 500 ETF Trust	4,465	07/26/19	USD	296.00	USD	130,825	1,547,122
U.S. Treasury 30 Year Bond	1,000	07/26/19	USD	155.50	USD	100,000	1,265,625
Altice Europe NV	5,062	08/16/19	EUR	3.60	EUR	1,599	80,584
CVS Health Corp.	3,023	08/16/19	USD	57.50	USD	16,472	288,696
iShares 20+ Year Treasury Bond ETF	350	08/16/19	USD	134.00	USD	4,648	47,425
Mylan NV	1,000	08/16/19	USD	32.50	USD	1,904	4,500
Telecom Italia SpA	5,310	08/16/19	EUR	0.50	EUR	2,543	79,702
Walt Disney Co. (The)	650	08/16/19	USD	155.00	USD	9,077	44,850
Altice Europe NV	2,725	09/20/19	EUR	3.50	EUR	861	68,169
CBS Corp.	650	09/20/19	USD	55.00	USD	3,244	41,925
CBS Corp.	1,150	09/20/19	USD	60.00	USD	5,739	17,825
DAX Index	2,968	09/20/19	EUR	12,400.00	EUR	183,998	5,408,297
EURO STOXX 50 Index	11,124	09/20/19	EUR	3,550.00	EUR	386,413	5,445,437
EURO STOXX Bank Index	24,091	09/20/19	EUR	105.00	EUR	105,880	205,454
Intelsat SA	350	09/20/19	USD	30.00	USD	681	10,500
Intelsat SA	850	09/20/19	USD	32.00	USD	1,679	17,000
Lions Gate Entertainment Corp.	150	09/20/19	USD	17.50	USD	184	3,000
Pfizer,Inc.	19,984	09/20/19	USD	42.00	USD	86,571	4,456,432
SPDR S&P 500 ETF Trust	1,515	09/20/19	USD	303.00	USD	44,390	548,430
EURO STOXX 50 Index	2,453	10/18/19	EUR	3,600.00	EUR	85,210	994,388
Walt Disney Co. (The)	750	10/18/19	USD	160.00	USD	10,473	87,000
SPDR S&P 500 ETF Trust	447	12/20/19	USD	285.00	USD	13,097	832,984
SPDR S&P 500 ETF Trust	582	12/20/19	USD	290.00	USD	17,053	876,492
SPDR S&P 500 ETF Trust	9,200	12/20/19	USD	300.00	USD	269,560	8,059,200
Alphabet, Inc.	296	01/17/20	USD	1,100.00	USD	31,995	2,077,920
Apple, Inc.	2,000	01/17/20	USD	195.00	USD	39,584	3,390,000

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Caesars Entertainment Corp.	5,294	01/17/20	USD	12.00	USD	6,258	$248,818
Emerson Electric Co.	5,997	01/17/20	USD	65.00	USD	40,012	3,088,455
Lowe’s Cos., Inc.	4,999	01/17/20	USD	100.00	USD	50,445	4,161,667
Microsoft Corp.	2,525	01/17/20	USD	130.00	USD	33,825	2,859,562
QUALCOMM, Inc.	5,997	01/17/20	USD	70.00	USD	45,619	6,146,925
Taiwan Semiconductor Manufacturing Co. Ltd.	4,999	01/17/20	USD	40.00	USD	19,581	1,412,217
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	10,125	01/17/20	USD	37.00	USD	35,134	151,875
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.75	USD	2,559,250	14,715,687
EURO STOXX 50 Index	893	03/20/20	EUR	3,600.00	EUR	31,020	839,253

							95,945,584

Put
SPDR S&P 500 ETF Trust	3,500	07/01/19	USD	290.00	USD	102,550	176,750
U.S. Treasury 10 Year Note	5,005	07/05/19	USD	127.50	USD	500,500	1,016,641
SPDR S&P 500 ETF Trust	350	07/08/19	USD	280.00	USD	10,255	8,400
90-day Eurodollar December 2019 Futures	10,002	07/12/19	USD	98.25	USD	2,500,500	500,100
90-day Eurodollar July 2019 Futures	1,303	07/12/19	USD	97.25	USD	325,750	8,144
90-day Eurodollar July 2019 Futures	1,304	07/12/19	USD	97.13	USD	326,000	8,150
90-day Eurodollar July 2019 Futures	2,200	07/12/19	USD	98.00	USD	550,000	13,750
90-day Eurodollar July 2019 Futures	3,911	07/12/19	USD	97.00	USD	977,750	24,444
90-day Eurodollar July 2019 Futures	5,018	07/12/19	USD	98.13	USD	1,254,500	94,088
Invesco QQQ Trust, Series 1	350	07/12/19	USD	184.00	USD	6,536	54,250
SPDR S&P 500 ETF Trust	350	07/12/19	USD	288.00	USD	10,255	44,625
Advanced Micro Devices, Inc.	250	07/19/19	USD	26.00	USD	759	4,875
Bausch Health Cos., Inc.	200	07/19/19	USD	20.00	USD	504	800
Casino Guichard Perrachon SA	1,431	07/19/19	EUR	25.00	EUR	4,293	82,173
Dell Technologies, Inc.	590	07/19/19	USD	50.00	USD	2,997	89,975
EURO STOXX 50 Index	773	07/19/19	EUR	3,450.00	EUR	26,852	281,713
First Quantum Minerals Ltd.	350	07/19/19	CAD	10.00	CAD	435	1,203
Ford Motor Co.	1,125	07/19/19	USD	9.00	USD	1,151	2,813
Industrial Select Sector SPDR Fund	500	07/19/19	USD	74.00	USD	3,871	22,250
Invesco QQQ Trust, Series 1	300	07/19/19	USD	160.00	USD	5,602	2,250
Invesco QQQ Trust, Series 1	350	07/19/19	USD	183.00	USD	6,536	61,775
Invesco Senior Loan ETF	2,000	07/19/19	USD	21.00	USD	4,532	15,000
iShares iBoxx $ High Yield Corporate Bond ETF	600	07/19/19	USD	86.00	USD	5,231	13,200
iShares iBoxx $ High Yield Corporate Bond ETF	950	07/19/19	USD	84.00	USD	8,282	6,650
iShares iBoxx $ High Yield Corporate Bond ETF	2,000	07/19/19	USD	83.00	USD	17,436	9,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	500	07/19/19	USD	120.00	USD	6,219	5,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,125	07/19/19	USD	116.00	USD	13,992	14,063
Netflix, Inc.	55	07/19/19	USD	300.00	USD	2,020	5,720
S&P 500 Index	38	07/19/19	USD	2,900.00	USD	11,179	86,450
S&P 500 Index	79	07/19/19	USD	2,910.00	USD	23,240	200,265
S&P 500 Index	197	07/19/19	USD	2,725.00	USD	57,953	80,770
S&P 500 Index	374	07/19/19	USD	2,850.00	USD	110,022	501,160
Sprint Corp.	1,700	07/19/19	USD	6.00	USD	1,117	41,650
VanEck Vectors Semiconductor ETF	200	07/19/19	USD	93.00	USD	2,230	2,300
VanEck Vectors Semiconductor ETF	450	07/19/19	USD	100.00	USD	5,018	23,400
Walgreens Boots Alliance, Inc.	667	07/19/19	USD	47.50	USD	3,646	3,669
90-day Eurodollar August 2019 Futures	1,018	08/16/19	USD	97.88	USD	254,500	108,162
Avantor, Inc.	350	08/16/19	USD	15.00	USD	668	4,375
Bausch Health Cos., Inc.	350	08/16/19	USD	19.00	USD	883	4,550
CommScope Holding Co., Inc.	350	08/16/19	USD	15.00	USD	551	29,750
CommScope Holding Co., Inc.	700	08/16/19	USD	17.00	USD	1,101	136,500
iShares iBoxx $ High Yield Corporate Bond ETF	500	08/16/19	USD	86.00	USD	4,359	27,250
iShares iBoxx $ High Yield Corporate Bond ETF	650	08/16/19	USD	85.00	USD	5,667	22,425
S&P 500 Index	79	08/16/19	USD	2,800.00	USD	23,240	173,010
S&P Global, Inc.	325	08/16/19	USD	150.00	USD	7,403	9,750
Sprint Corp.	1,250	08/16/19	USD	6.00	USD	821	45,625
U.S. Treasury 10 Year Note	975	08/23/19	USD	124.00	USD	97,500	60,937
U.S. Treasury 5 Year Note	252	08/23/19	USD	117.25	USD	25,200	51,188
90-day Eurodollar September 2019 Futures	6,484	09/13/19	USD	97.50	USD	1,621,000	81,050
Teva Pharmaceutical Industries Ltd.	1,125	09/20/19	USD	9.00	USD	1,038	104,625
First Quantum Minerals Ltd.	500	10/18/19	CAD	9.00	CAD	622	9,545

CONSOLIDATED SCHEDULES OF INVESTMENTS	105

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Invesco Senior Loan ETF	3,250	10/18/19	USD	22.00	USD	7,365	$56,875
CommScope Holding Co., Inc	100	11/15/19	USD	15.00	USD	157	13,250
90-day Eurodollar December 2019 Futures	5,882	12/13/19	USD	97.50	USD	1,470,500	110,287
90-day Eurodollar December 2019 Futures	6,246	12/16/19	USD	97.63	USD	1,561,500	390,375
Caesars Entertainment Corp	1,136	01/17/20	USD	10.00	USD	1,343	19,880

							4,966,875

							$100,912,459

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Down and Out	Deutsche Bank AG	07/01/19	MXN	20.25	MXN	20.25	USD	1,605	$—
USD Currency	Up and In	HSBC Bank plc	07/01/19	MXN	20.50	MXN	20.25	USD	1,475	—
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	105.00	EUR	105.00	EUR	2,397	247,734
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	107.00	EUR	107.00	EUR	2,352	275,700
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	103.00	EUR	103.00	EUR	2,443	217,001

										740,435

Put
USD Currency	Down and Out	BNP Paribas SA	07/01/19	KRW	1,180.00	KRW	1,148.00	USD	50,094	222,847
GBP Currency	Up and In	Citibank NA	07/02/19	USD	1.36	USD	1.36	GBP	962	1
GBP Currency	Up and In	JPMorgan Chase Bank NA	07/02/19	USD	1.37	USD	1.37	GBP	962	1
USD Currency	Down and Out	Citibank NA	07/03/19	JPY	107.80	JPY	106.50	USD	80,605	308,488
EUR Currency	Down and Out	HSBC Bank plc	07/09/19	USD	1.13	USD	1.11	EUR	74,260	33,580
AUD Currency	Down and In	Barclays Bank plc	07/11/19	JPY	75.00	JPY	75.00	AUD	600	121,543
AUD Currency	Down and In	Citibank NA	07/11/19	JPY	75.00	JPY	75.00	AUD	1,387	280,967
AUD Currency	Down and In	Barclays Bank plc	07/11/19	JPY	75.00	JPY	75.00	AUD	1,480	299,806
AUD Currency	Down and In	Citibank NA	07/11/19	JPY	77.00	JPY	75.00	AUD	25,000	241,154
USD Currency	Down and Out	Deutsche Bank AG	07/11/19	BRL	3.87	BRL	3.74	USD	40,332	200,269
EUR Currency	Down and Out	HSBC Bank plc	07/18/19	USD	1.11	USD	1.11	EUR	1,500	27,413
EUR Currency	Down and Out	HSBC Bank plc	07/18/19	USD	1.11	USD	1.11	EUR	11,045	201,852
EUR Currency	Down and Out	Citibank NA	07/18/19	USD	1.11	USD	1.11	EUR	13,624	248,985
AUD Currency	Down and Out	Bank of America NA	07/30/19	JPY	70.00	JPY	70.00	AUD	15,000	395,010
USD Currency	Up and In	Deutsche Bank AG	08/07/19	CNH	6.80	CNH	6.85	USD	40,172	138,180
USD Currency	Up and In	Morgan Stanley &Co. International plc	08/07/19	CNH	6.70	CNH	6.95	USD	84,975	97,587
EUR Currency	Down and Out	Bank of America NA	08/08/19	USD	1.10	USD	1.10	EUR	1,850	55,312
EUR Currency	Down and Out	HSBC Bank plc	08/09/19	USD	1.10	USD	1.10	EUR	1,250	38,825
USD Currency	Up and In	Deutsche Bank AG	08/09/19	CNH	7.10	CNH	7.10	USD	1,480	91,776
USD Currency	Up and In	Deutsche Bank AG	08/09/19	CNH	7.10	CNH	7.10	USD	2,250	139,525
USD Currency	Up and In	Morgan Stanley &Co. International plc	08/12/19	CNH	6.81	CNH	6.92	USD	40,172	166,923
USD Currency	Down and In	HSBC Bank plc	08/14/19	BRL	3.80	BRL	3.80	USD	2,959	1,185,472
USD Currency	Down and Out	Bank of America NA	08/14/19	BRL	3.80	BRL	3.80	USD	1,480	592,936
EUR Currency	Up and In	Bank of America NA	08/28/19	USD	1.20	USD	1.20	EUR	5,000	361,333
USD Currency	Down and Out	Bank of America NA	09/17/19	CHF	0.96	CHF	0.96	USD	1,118	291,004
EUR Currency	Down and In	Bank of America NA	11/27/19	USD	1.09	USD	1.09	EUR	2,620	202,356
USD Currency	Up and Out	BNP Paribas SA	11/29/19	CNH	6.80	CNH	7.00	USD	80,344	528,535
EUR Currency	Up and In	BNP Paribas SA	12/20/19	USD	1.11	USD	1.16	EUR	101,700	183,872
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	105.00	EUR	105.00	EUR	2,397	247,983
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	103.00	EUR	103.00	EUR	2,443	216,901
EURO STOXX 50 Index	One Touch	Citibank NA	03/20/20	EUR	107.00	EUR	107.00	EUR	2,352	275,950

										7,396,386

										$8,136,821

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Morgan Stanley & Co. International plc	—	07/01/19	BRL	4.00	USD	33,244	$29
USD Currency	Bank of America NA	—	07/02/19	BRL	4.05	USD	32,778	26
USD Currency	Morgan Stanley & Co. International plc	—	07/02/19	MXN	20.09	USD	32,778	9
USD Currency	Bank of America NA	—	07/03/19	IDR	14,760.00	USD	32,778	14
USD Currency	BNP Paribas SA	—	07/03/19	MXN	20.25	USD	40,305	13
USD Currency	Citibank NA	—	07/03/19	ZAR	15.00	USD	32,778	96
USD Currency	Deutsche Bank AG	—	07/03/19	MXN	20.05	USD	40,305	192
USD Currency	Deutsche Bank AG	—	07/03/19	CNH	6.91	USD	81,184	154,902
USD Currency	Morgan Stanley & Co. International plc	—	07/04/19	JPY	112.50	USD	83,088	8
USD Currency	Morgan Stanley & Co. International plc	—	07/05/19	KRW	1,195.00	USD	20,097	1,207
AUD Currency	HSBC Bank plc	—	07/08/19	JPY	76.50	AUD	55,930	65,181
AUD Currency	Deutsche Bank AG	—	07/11/19	JPY	79.00	AUD	36,990	1,263
USD Currency	BNP Paribas SA	—	07/11/19	TWD	31.60	USD	50,198	19,727
USD Currency	HSBC Bank plc	—	07/11/19	TWD	31.20	USD	40,158	76,863
EUR Currency	Bank of America NA	—	07/12/19	USD	1.14	EUR	650,152	3,884,218
USD Currency	Deutsche Bank AG	—	07/12/19	TRY	6.65	USD	23,474	679
AUD Currency	Bank of America NA	—	07/18/19	USD	0.71	AUD	149,146	265,162
USD Currency	Bank of America NA	—	07/18/19	SEK	9.65	USD	73,980	12,865
USD Currency	Bank of America NA	—	07/18/19	ZAR	15.00	USD	249,627	321,634
USD Currency	BNP Paribas SA	—	07/18/19	TWD	31.50	USD	50,136	47,193
USD Currency	Citibank NA	—	07/18/19	ZAR	15.75	USD	74,574	6,671
USD Currency	Morgan Stanley & Co. International plc	—	07/18/19	ZAR	15.20	USD	55,930	38,706
USD Currency	Bank of America NA	—	07/19/19	CAD	1.36	USD	40,332	2,790
USD Currency	Deutsche Bank AG	—	07/19/19	TWD	31.00	USD	75,000	354,821
USD Currency	Bank of America NA	—	07/24/19	TWD	31.10	USD	50,622	199,814
USD Currency	BNP Paribas SA	—	07/25/19	CNH	7.02	USD	629,571	1,014,692
USD Currency	Morgan Stanley & Co. International plc	—	07/26/19	CNH	7.03	USD	1,105,116	1,706,189
Hang Seng China Enterprises Index	Citibank NA	420	07/30/19	HKD	11,245.54	HKD	228,519	205,437
USD Currency	Bank of America NA	—	07/30/19	CAD	1.33	USD	40,473	89,318
USD Currency	JPMorgan Chase Bank NA	—	07/30/19	TWD	31.10	USD	219,227	960,359
AUD Currency	HSBC Bank plc	—	07/31/19	USD	0.71	AUD	43,397	186,150
USD Currency	BNP Paribas SA	—	08/02/19	JPY	110.00	USD	147,667	152,401
USD Currency	Citibank NA	—	08/02/19	JPY	110.00	USD	37,430	38,215
AUD Currency	Barclays Bank plc	—	08/08/19	JPY	80.00	AUD	36,990	5,172
AUD Currency	Morgan Stanley & Co. International plc	—	08/14/19	JPY	80.00	AUD	221,943	45,422
USD Currency	Citibank NA	—	08/21/19	ZAR	16.00	USD	18,643	29,045
USD Currency	Citibank NA	—	08/21/19	ZAR	15.50	USD	61,223	207,458
USD Currency	Bank of America NA	—	08/23/19	CAD	1.40	USD	110,970	2,591
USD Currency	Royal Bank of Scotland	—	08/28/19	SEK	9.65	USD	124,574	201,059
USD Currency	BNP Paribas SA	—	09/04/19	CHF	1.02	USD	92,475	20,922
USD Currency	UBS AG	—	09/25/19	CAD	1.35	USD	111,859	213,209
USD Currency	Bank of America NA	—	04/15/20	MXN	20.75	USD	80,435	2,372,053
USD Currency	Bank of America NA	—	03/14/24	JPY	113.00	USD	50,000	494,708
USD Currency	Barclays Bank plc	—	12/12/33	JPY	115.00	USD	75,000	1,470,284

								14,868,767

Put
USD Currency	Bank of America NA	—	07/02/19	MXN	19.00	USD	30,201	16,634
AUD Currency	Bank of America NA	—	07/03/19	USD	0.68	AUD	43,074	482
AUD Currency	BNP Paribas SA	—	07/03/19	USD	0.68	AUD	43,074	541
AUD Currency	Royal Bank of Canada	—	07/03/19	USD	0.69	AUD	121,020	9,110
USD Currency	Deutsche Bank AG	—	07/03/19	JPY	107.00	USD	14,796	22,239
USD Currency	JPMorgan Chase Bank NA	—	07/03/19	PLN	3.75	USD	40,332	261,955
USD Currency	HSBC Bank plc	—	07/04/19	JPY	110.00	USD	66,470	1,406,501
USD Currency	JPMorgan Chase Bank NA	—	07/05/19	KRW	1,165.00	USD	40,193	360,564
USD Currency	JPMorgan Chase Bank NA	—	07/05/19	KRW	1,150.00	USD	60,289	135,598
USD Currency	Morgan Stanley & Co. International plc	—	07/05/19	KRW	1,140.00	USD	60,289	37,881
USD Currency	Bank of America NA	—	07/08/19	JPY	107.00	USD	229,675	606,877
USD Currency	Deutsche Bank AG	—	07/09/19	MXN	19.06	USD	40,546	119,991
USD Currency	Morgan Stanley & Co. International plc	—	07/10/19	ZAR	14.25	USD	50,000	757,407
AUD Currency	Barclays Bank plc	—	07/11/19	JPY	78.50	AUD	53,189	1,449,650
AUD Currency	BNP Paribas SA	—	07/11/19	JPY	74.50	AUD	92,476	181,929

CONSOLIDATED SCHEDULES OF INVESTMENTS	107

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
AUD Currency	JPMorgan Chase Bank NA	—	07/11/19	JPY	76.00	AUD	73,980	$527,718
USD Currency	BNP Paribas SA	—	07/11/19	IDR	14,100.00	USD	60,177	226,770
USD Currency	Citibank NA	—	07/11/19	JPY	107.00	USD	272,538	886,871
USD Currency	Deutsche Bank AG	—	07/11/19	IDR	14,400.00	USD	40,118	772,633
USD Currency	Deutsche Bank AG	—	07/11/19	BRL	3.78	USD	40,332	162,890
USD Currency	Bank of America NA	—	07/15/19	NOK	8.50	USD	73,980	432,333
EUR Currency	Morgan Stanley & Co. International plc	—	07/17/19	MXN	21.50	EUR	55,487	110,591
EUR Currency	Morgan Stanley & Co. International plc	—	07/17/19	MXN	21.20	EUR	74,250	55,691
USD Currency	BNP Paribas SA	—	07/17/19	MXN	18.75	USD	48,085	55,458
USD Currency	BNP Paribas SA	—	07/17/19	MXN	19.00	USD	55,487	188,465
USD Currency	HSBC Bank plc	—	07/17/19	MXN	18.75	USD	44,390	51,589
AUD Currency	Royal Bank of Scotland	—	07/18/19	USD	0.69	AUD	111,859	132,238
USD Currency	Bank of America NA	—	07/19/19	BRL	4.02	USD	40,098	1,938,245
USD Currency	JPMorgan Chase Bank NA	—	07/22/19	ZAR	14.00	USD	67,116	594,891
USD Currency	BNP Paribas SA	—	07/24/19	CNH	6.84	USD	80,793	342,509
EUR Currency	Citibank NA	—	07/25/19	CZK	25.00	EUR	92,835	1,070
USD Currency	Bank of America NA	—	07/25/19	NOK	8.30	USD	83,070	109,587
USD Currency	Deutsche Bank AG	—	08/05/19	JPY	108.00	USD	57,841	631,553
AUD Currency	Barclays Bank plc	—	08/08/19	USD	0.70	AUD	74,511	403,883
GBP Currency	Barclays Bank plc	—	08/08/19	USD	1.28	GBP	40,205	530,334
USD Currency	HSBC Bank plc	—	08/08/19	CNH	6.75	USD	73,980	137,764
USD Currency	HSBC Bank plc	—	08/09/19	KRW	1,125.00	USD	40,000	61,990
USD Currency	HSBC Bank plc	—	08/12/19	KRW	1,125.00	USD	149,544	256,767
GBP Currency	Bank of America NA	—	08/13/19	USD	1.27	GBP	160,900	1,181,025
GBP Currency	HSBC Bank plc	—	08/13/19	USD	1.29	GBP	80,450	1,660,935
USD Currency	Bank of America NA	—	08/14/19	BRL	3.83	USD	33,292	549,150
USD Currency	HSBC Bank plc	—	08/14/19	BRL	3.70	USD	92,476	434,401
USD Currency	Morgan Stanley & Co. International plc	—	08/14/19	BRL	3.83	USD	9,695	160,046
USD Currency	Deutsche Bank AG	—	08/23/19	KRW	1,125.00	USD	40,498	95,383
USD Currency	BNP Paribas SA	—	09/03/19	KRW	1,125.00	USD	55,487	167,237
USD Currency	JPMorgan Chase Bank NA	—	09/03/19	KRW	1,125.00	USD	210,686	635,005
USD Currency	Bank of America NA	—	09/17/19	CHF	0.98	USD	111,859	1,658,727
USD Currency	Deutsche Bank AG	—	09/20/19	CAD	1.27	USD	224,725	453,967
EUR Currency	BNP Paribas SA	—	11/27/19	USD	1.11	EUR	133,090	535,895
EUR Currency	Bank of America NA	—	12/20/19	GBP	0.87	EUR	246,493	2,303,961
EUR Currency	Bank of America NA	—	04/23/20	USD	1.15	EUR	177,438	3,619,252
EUR Currency	JPMorgan Chase Bank NA	—	04/29/20	USD	1.16	EUR	35,773	784,097

								28,218,280

								$43,087,047

OTC Credit Default Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	iTraxx Europe Series 31 Version 2	Quarterly	Citibank NA	07/17/19	EUR	57.50	EUR	262,000	$860,751
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	iTraxx Europe Series 31 Version 2	Quarterly	Citibank NA	07/17/19	EUR	65.00	EUR	262,000	1,901,470
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Citibank NA	07/17/19	EUR	237.50	EUR	75,400	70,421

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Price		Notional Amount (000)(a)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Citibank NA	08/21/19	EUR	250.00	EUR	41,500	$359,857

											3,192,499

Put
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.32.V1	Quarterly	JPMorgan Chase Bank NA	07/17/19	USD	1.05	USD	12,500	7,817
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Citibank NA	07/17/19	EUR	275.00	EUR	37,800	68,383
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Deutsche Bank AG	07/17/19	EUR	287.50	EUR	18,700	19,696
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Barclays Bank plc	07/17/19	EUR	300.00	EUR	18,700	12,917
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	JPMorgan Chase Bank NA	07/17/19	EUR	375.00	EUR	28,120	1,993
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.32.V1	Quarterly	JPMorgan Chase Bank NA	08/21/19	USD	1.03	USD	5,000	7,505
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	CDX.NA.HY.32.V1	Quarterly	BNP Paribas SA	08/21/19	USD	1.05	USD	10,000	32,685
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	iTraxx Europe Senior Financials Series 31 Version 2	Quarterly	Citibank NA	08/21/19	EUR	70.00	EUR	37,700	82,218
Bought Protection on 5-Year Credit Default Swap	1.00%	Quarterly	iTraxx Europe Series 31 Version 2	Quarterly	JPMorgan Chase Bank NA	09/18/19	EUR	75.00	EUR	157,100	115,109
Bought Protection on 5-Year Credit Default Swap	5.00%	Quarterly	iTraxx Europe Crossover Series 31 V1	Quarterly	Citibank NA	09/18/19	EUR	287.50	EUR	43,500	281,561

											629,884

											$3,822,383

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

CONSOLIDATED SCHEDULES OF INVESTMENTS	109

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.59%	Semi-Annual	Goldman Sachs International	07/23/19	2.59%	USD	447,400	$26,305,196
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.26%	Semi-Annual	Morgan Stanley & Co. International plc	10/23/19	2.26%	USD	498,194	13,143,309
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.09%	Semi-Annual	Morgan Stanley & Co. International plc	11/27/19	3.09%	USD	616,760	40,202,082
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.00%	Semi-Annual	Citibank NA	12/13/19	2.00%	USD	55,280	1,064,580
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.98%	Semi-Annual	Nomura International plc	12/27/19	1.98%	USD	110,320	1,960,373
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.52%	Semi-Annual	Citibank NA	02/26/20	2.52%	USD	285,390	11,086,642
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.09%	Semi-Annual	UBS AG	05/13/20	2.09%	USD	1,225,791	6,890,147
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.50%	Semi-Annual	Barclays Bank plc	06/01/20	1.50%	USD	1,105,710	5,180,108
30-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.85%	Semi-Annual	Barclays Bank plc	06/11/20	1.85%	USD	110,700	2,446,313
15-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	2,738,016
15-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.66%	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	2,738,016
5-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	0.55%	Annual	Barclays Bank plc	02/15/21	0.55%	EUR	165,590	5,785,012
5-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	0.47%	Annual	Barclays Bank plc	03/12/21	0.47%	EUR	165,590	5,019,666
20-Year Interest Rate Swap	6 month JPY LIBOR	Semi-Annual	0.78%	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	2,783,446
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.98%	Semi-Annual	Barclays Bank plc	03/07/24	2.98%	USD	104,172	8,477,169
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.95%	Semi-Annual	Barclays Bank plc	03/12/24	2.95%	USD	104,170	8,302,768
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.18%	Semi-Annual	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	6,206,586
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Citibank NA	06/27/28	3.05%	USD	70,870	5,965,313
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Nomura International plc	01/10/29	3.04%	USD	31,100	2,607,912
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.04%	Semi-Annual	Morgan Stanley & Co. International plc	01/11/29	3.04%	USD	31,050	2,599,353
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.08%	Semi-Annual	Barclays Bank plc	01/29/29	3.08%	USD	31,350	2,698,703
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.99%	Semi-Annual	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	2,440,871
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.86%	Semi-Annual	JPMorgan Chase Bank NA	02/22/39	2.86%	USD	27,653	2,145,462

										168,787,043

Put
10-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/28/19	2.35%	USD	185,232	145,731
5-Year Interest Rate Swap	3.09%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	11/27/19	3.09%	USD	616,760	27,014
10-Year Interest Rate Swap	1.98%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	12/27/19	1.98%	USD	110,320	1,733,513
30-Year Interest Rate Swap	4.00%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	02/03/20	4.00%	USD	64,000	8,408
5-Year Interest Rate Swap	2.52%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/26/20	2.52%	USD	285,390	282,707
1-Year Interest Rate Swap	2.09%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	05/13/20	2.09%	USD	1,225,791	835,033
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	Barclays Bank plc	09/14/20	0.66%	JPY	4,414,000	55,185
15-Year Interest Rate Swap	0.66%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	Morgan Stanley & Co. International plc	09/14/20	0.66%	JPY	4,414,000	55,185
5-Year Interest Rate Swap	0.55%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	02/15/21	0.55%	EUR	165,590	385,551
5-Year Interest Rate Swap	0.47%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/12/21	0.47%	EUR	165,590	535,046
20-Year Interest Rate Swap	0.78%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/16/21	0.78%	JPY	3,288,800	155,624
30-Year Interest Rate Swap	3.80%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.80%	USD	116,110	402,113
15-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	118,060	1,414,854
30-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.85%	USD	138,240	4,853,047
10-Year Interest Rate Swap	2.98%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/07/24	2.98%	USD	104,172	2,380,332
10-Year Interest Rate Swap	2.95%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/24	2.95%	USD	104,170	2,454,826
10-Year Interest Rate Swap	2.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	2.50%	USD	110,550	4,265,261

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund
	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
10-Year Interest Rate Swap	2.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	2.50%	USD	110,550	$4,277,604
20-Year Interest Rate Swap	3.00%	Annual	6 month EURIBOR	Semi-Annual	UBS AG	01/18/28	3.00%	EUR	71,170	1,381,278
10-Year Interest Rate Swap	3.18%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	05/02/28	3.18%	USD	68,266	2,248,242
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	01/10/29	3.04%	USD	31,100	1,179,863
10-Year Interest Rate Swap	3.04%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	01/11/29	3.04%	USD	31,050	1,181,219
10-Year Interest Rate Swap	3.08%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	01/29/29	3.08%	USD	31,350	1,158,327
10-Year Interest Rate Swap	2.99%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	04/27/38	2.99%	USD	29,470	1,256,914
10-Year Interest Rate Swap	2.86%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	02/22/39	2.86%	USD	27,653	1,242,538

										33,915,415

										$202,702,458

Interest Rate Caps Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.45%	Goldman Sachs International	07/26/2019	USD	2,086,000	$(853,923)	$(479,780)	$(374,143)
5Y-30Y CMS Index Cap	0.55%	Goldman Sachs International	10/03/2019	USD	457,775	(202,387)	(219,000)	16,613
2Y-10Y CMS Index Cap	0.72%	Goldman Sachs International	05/29/2020	USD	3,145,483	(1,311,320)	(1,415,467)	104,147

						$(2,367,630)	$(2,114,247)	$(253,383)

Interest Rate Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
5Y-30Y CMS Index Cap	0.30%	Nomura International plc	06/29/20	USD	1,098,240	$(671,737)	$(724,703)	$52,966

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
iShares China Large-Cap ETF	40,061	07/19/19	USD	44.00	USD	171,341	$(1,762,684)
iShares iBoxx $ High Yield Corporate Bond ETF	3,057	07/19/19	USD	88.00	USD	26,651	(16,814)
Liberty Global plc	4,792	07/19/19	USD	35.00	USD	12,934	(47,920)
NXP Semiconductors NV	1,650	07/19/19	USD	110.00	USD	16,106	(58,575)
VanEck Vectors Semiconductor ETF	15,244	07/19/19	USD	121.00	USD	169,971	(335,368)
BAE Systems plc	802	09/20/19	GBP	5.00	GBP	5,041	(136,224)
DAX Index	2,968	09/20/19	EUR	13,000.00	EUR	183,998	(1,209,906)
Enel SpA	1,393	09/20/19	EUR	6.20	EUR	4,277	(114,839)
Engie SA	32,300	09/20/19	EUR	13.61	EUR	4,309	(119,367)
EURO STOXX 50 Index	11,124	09/20/19	EUR	3,700.00	EUR	386,413	(904,411)
Iberdrola SA	4,880	09/20/19	EUR	8.75	EUR	4,859	(105,432)
Koninklijke KPN NV	15,015	09/20/19	EUR	2.80	EUR	4,054	(136,588)
National Grid plc	458	09/20/19	GBP	8.50	GBP	3,835	(103,968)
Orange SA	3,129	09/20/19	EUR	14.00	EUR	4,338	(126,308)
Pfizer, Inc.	19,984	09/20/19	USD	44.00	USD	86,571	(2,188,248)
Snam SpA	942	09/20/19	EUR	4.60	EUR	4,686	(56,342)
Telefonica SA	6,005	09/20/19	EUR	7.42	EUR	4,380	(103,449)
Telia Co. AB	11,150	09/20/19	SEK	42.00	SEK	45,983	(90,053)
90-day Eurodollar December 2019 Futures	31,690	12/13/19	USD	98.38	USD	7,922,500	(20,400,438)
90-day Eurodollar December 2019 Futures	8,000	12/16/19	USD	98.38	USD	2,000,000	(1,350,000)
Alphabet, Inc.	296	01/17/20	USD	1,160.00	USD	31,995	(1,326,080)

CONSOLIDATED SCHEDULES OF INVESTMENTS	111

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Apple, Inc.	2,000	01/17/20	USD	220.00	USD	39,584	$(1,360,000)
Emerson Electric Co.	5,997	01/17/20	USD	75.00	USD	40,012	(689,655)
Lowe’s Cos., Inc.	4,999	01/17/20	USD	115.00	USD	50,445	(1,349,730)
Microsoft Corp.	2,525	01/17/20	USD	140.00	USD	33,825	(1,590,750)
QUALCOMM, Inc.	5,997	01/17/20	USD	85.00	USD	45,619	(2,083,958)
90-day Eurodollar March 2020 Futures	10,237	03/16/20	USD	97.88	USD	2,559,250	(12,156,438)
90-day Eurodollar December 2020 Futures	1,253	12/14/20	USD	98.00	USD	313,250	(1,840,344)

							(51,763,889)

Put
U.S. Treasury 10 Year Note	5,005	07/05/19	USD	127.00	USD	500,500	(391,016)
SPDR S&P 500 ETF Trust	350	07/08/19	USD	270.00	USD	10,255	(2,625)
90-day Eurodollar July 2019 Futures	5,018	07/12/19	USD	97.88	USD	1,254,500	(31,363)
Invesco QQQ Trust, Series 1	197	07/12/19	USD	173.00	USD	3,679	(4,925)
Invesco QQQ Trust, Series 1	350	07/12/19	USD	166.00	USD	6,536	(2,975)
SPDR S&P 500 ETF Trust	350	07/12/19	USD	280.00	USD	10,255	(16,625)
Dell Technologies, Inc.	295	07/19/19	USD	45.00	USD	1,499	(8,850)
EURO STOXX 50 Index	773	07/19/19	EUR	3,350.00	EUR	26,852	(100,204)
Industrial Select Sector SPDR Fund	500	07/19/19	USD	70.00	USD	3,871	(7,000)
Invesco QQQ Trust, Series 1	153	07/19/19	USD	173.00	USD	2,857	(6,579)
Invesco QQQ Trust, Series 1	300	07/19/19	USD	150.00	USD	5,602	(750)
iShares iBoxx $ High Yield Corporate Bond ETF	750	07/19/19	USD	79.00	USD	6,539	(2,625)
S&P 500 Index	79	07/19/19	USD	2,825.00	USD	23,240	(82,160)
S&P 500 Index	177	07/19/19	USD	2,750.00	USD	52,069	(90,270)
S&P 500 Index	197	07/19/19	USD	2,775.00	USD	57,953	(127,065)
S&P 500 Index	197	07/19/19	USD	2,800.00	USD	57,953	(160,555)
VanEck Vectors Semiconductor ETF	200	07/19/19	USD	83.00	USD	2,230	(1,000)
VanEck Vectors Semiconductor ETF	450	07/19/19	USD	92.00	USD	5,018	(4,050)
iShares iBoxx $ High Yield Corporate Bond ETF	650	08/16/19	USD	81.00	USD	5,667	(6,500)
S&P Global, Inc.	325	08/16/19	USD	140.00	USD	7,403	(8,125)
U.S. Treasury 10 Year Note	373	08/23/19	USD	126.00	USD	37,300	(81,594)
U.S. Treasury 10 Year Note	1,949	08/23/19	USD	122.00	USD	194,900	(60,906)
90-day Eurodollar September 2019 Futures	4,323	09/13/19	USD	97.63	USD	1,080,750	(27,019)
90-day Eurodollar December 2019 Futures	5,882	12/13/19	USD	97.38	USD	1,470,500	(73,525)
90-day Eurodollar December 2019 Futures	6,246	12/16/19	USD	97.38	USD	1,561,500	(78,075)
Microsoft Corp.	2,525	01/17/20	USD	105.00	USD	33,825	(387,588)
Taiwan Semiconductor Manufacturing Co. Ltd.	4,999	01/17/20	USD	34.00	USD	19,581	(549,890)

							(2,313,859)

							$(54,077,748)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
AUD Currency	Down and In	Citibank NA	07/11/19	JPY	75.00	JPY	75.00	AUD	600	$(134,794)

Put
GBP Currency	Up and In	Bank of America NA	07/02/19	USD	1.36	USD	1.36	GBP	962	(1)
AUD Currency	Down and In	Barclays Bank plc	07/11/19	JPY	77.00	JPY	75.00	AUD	98,980	(920,560)
USD Currency	Down and In	Deutsche Bank AG	08/05/19	JPY	106.00	JPY	103.00	USD	83,088	(203,432)
USD Currency	Down and Out	Morgan Stanley & Co. International plc	08/14/19	BRL	3.80	BRL	3.80	USD	739	(296,068)
USD Currency	Up and Out	Morgan Stanley & Co. International plc	11/29/19	CNH	6.80	CNH	7.00	USD	80,344	(528,535)

										(1,948,596)

										$(2,083,390)

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	07/01/19	BRL	4.00	USD	33,244	$(34)
USD Currency	BNP Paribas SA	—	07/03/19	MXN	20.85	USD	40,305	(4)
USD Currency	Deutsche Bank AG	—	07/03/19	MXN	20.65	USD	40,305	(4)
USD Currency	Deutsche Bank AG	—	07/04/19	CAD	1.33	USD	37,286	(8,995)
USD Currency	HSBC Bank plc	—	07/04/19	JPY	112.50	USD	83,088	(8)
USD Currency	JPMorgan Chase Bank NA	—	07/05/19	KRW	1,195.00	USD	20,097	(1,194)
AUD Currency	Barclays Bank plc	—	07/11/19	JPY	79.00	AUD	36,990	(1,263)
AUD Currency	BNP Paribas SA	—	07/11/19	JPY	74.50	AUD	18,643	(220,643)
USD Currency	Deutsche Bank AG	—	07/11/19	BRL	3.95	USD	40,332	(83,584)
USD Currency	HSBC Bank plc	—	07/11/19	TWD	31.60	USD	50,198	(19,703)
USD Currency	UBS AG	—	07/11/19	CAD	1.33	USD	37,286	(33,175)
USD Currency	Deutsche Bank AG	—	07/12/19	TRY	7.20	USD	23,474	(2)
AUD Currency	Royal Bank of Scotland	—	07/18/19	USD	0.71	AUD	74,574	(184,768)
USD Currency	Bank of America NA	—	07/18/19	ZAR	15.60	USD	249,627	(41,238)
USD Currency	Citibank NA	—	07/18/19	ZAR	15.20	USD	29,960	(20,973)
USD Currency	Morgan Stanley & Co. International plc	—	07/18/19	ZAR	15.75	USD	74,574	(6,576)
USD Currency	HSBC Bank plc	—	07/19/19	TWD	31.00	USD	75,000	(354,821)
USD Currency	JPMorgan Chase Bank NA	—	07/22/19	ZAR	14.50	USD	11,185	(70,812)
USD Currency	BNP Paribas SA	—	07/25/19	CNH	6.95	USD	209,857	(615,145)
Hang Seng China Enterprises Index	Citibank NA	420	07/30/19	HKD	11,791.44	HKD	228,519	(38,870)
USD Currency	Citibank NA	—	08/21/19	ZAR	16.00	USD	73,652	(114,811)
USD Currency	Bank of America NA	—	08/22/19	TWD	31.60	USD	50,622	(113,276)
USD Currency	Deutsche Bank AG	—	08/23/19	KRW	1,195.00	USD	40,498	(101,185)
USD Currency	Morgan Stanley &Co. International plc	—	04/15/20	MXN	20.75	USD	80,435	(2,374,602)

								(4,405,686)

Put
AUD Currency	Citibank NA	—	07/03/19	USD	0.68	AUD	86,148	(1,040)
USD Currency	Bank of America NA	—	07/03/19	JPY	107.80	USD	80,605	(316,219)
USD Currency	BNP Paribas SA	—	07/03/19	JPY	107.00	USD	14,796	(22,239)
USD Currency	Deutsche Bank AG	—	07/04/19	CAD	1.31	USD	37,286	(165,741)
USD Currency	Morgan Stanley &Co. International plc	—	07/04/19	JPY	110.00	USD	66,470	(1,412,697)
USD Currency	JPMorgan Chase Bank NA	—	07/05/19	KRW	1,140.00	USD	60,289	(38,246)
AUD Currency	HSBC Bank plc	—	07/08/19	JPY	75.00	AUD	18,643	(51,071)
USD Currency	Deutsche Bank AG	—	07/10/19	ZAR	14.25	USD	50,000	(746,882)
AUD Currency	BNP Paribas SA	—	07/11/19	JPY	76.00	AUD	44,260	(324,159)
AUD Currency	Citibank NA	—	07/11/19	JPY	78.50	AUD	33,392	(908,822)
AUD Currency	HSBC Bank plc	—	07/11/19	JPY	76.00	AUD	29,720	(219,182)
AUD Currency	HSBC Bank plc	—	07/11/19	JPY	78.50	AUD	16,098	(438,136)
AUD Currency	JPMorgan Chase Bank NA	—	07/11/19	JPY	78.50	AUD	3,699	(99,937)
AUD Currency	JPMorgan Chase Bank NA	—	07/11/19	JPY	74.50	AUD	92,476	(175,801)
USD Currency	Deutsche Bank AG	—	07/11/19	IDR	14,100.00	USD	60,177	(226,419)
USD Currency	UBS AG	—	07/11/19	CAD	1.31	USD	29,831	(149,906)
USD Currency	BNP Paribas SA	—	07/12/19	KRW	1,150.00	USD	29,831	(106,525)
USD Currency	Bank of America NA	—	07/15/19	NOK	8.40	USD	93,216	(197,430)
EUR Currency	HSBC Bank plc	—	07/17/19	MXN	21.20	EUR	74,250	(54,142)
EUR Currency	HSBC Bank plc	—	07/17/19	MXN	21.50	EUR	55,487	(113,426)
USD Currency	BNP Paribas SA	—	07/17/19	MXN	18.75	USD	92,475	(107,408)
USD Currency	BNP Paribas SA	—	07/17/19	MXN	19.00	USD	55,487	(187,735)
AUD Currency	Royal Bank of Scotland	—	07/18/19	USD	0.68	AUD	149,146	(63,028)
USD Currency	Bank of America NA	—	07/19/19	BRL	3.92	USD	60,148	(1,571,318)
USD Currency	JPMorgan Chase Bank NA	—	07/22/19	ZAR	13.70	USD	119,317	(351,778)
USD Currency	BNP Paribas SA	—	07/24/19	CNH	6.74	USD	80,793	(82,896)
USD Currency	BNP Paribas SA	—	07/24/19	CNH	6.77	USD	80,793	(130,086)
AUD Currency	HSBC Bank plc	—	07/31/19	USD	0.69	AUD	43,397	(68,093)
USD Currency	BNP Paribas SA	—	08/07/19	CNH	6.80	USD	40,172	(132,457)
AUD Currency	Bank of America NA	—	08/08/19	USD	0.70	AUD	74,511	(403,897)
GBP Currency	Barclays Bank plc	—	08/08/19	USD	1.24	GBP	40,205	(70,580)
USD Currency	BNP Paribas SA	—	08/12/19	CNH	6.81	USD	40,172	(160,846)
GBP Currency	Bank of America NA	—	08/13/19	USD	1.29	GBP	80,450	(1,643,578)
GBP Currency	HSBC Bank plc	—	08/13/19	USD	1.27	GBP	160,900	(1,191,773)
USD Currency	Bank of America NA	—	08/14/19	BRL	3.70	USD	92,476	(437,352)
USD Currency	Deutsche Bank AG	—	08/14/19	BRL	3.83	USD	9,695	(160,872)

CONSOLIDATED SCHEDULES OF INVESTMENTS	113

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Options Written  (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	HSBC Bank plc	—	08/14/19	BRL	3.83	USD	92,476	$(1,518,859)
USD Currency	Bank of America NA	—	09/17/19	CHF	0.96	USD	149,146	(1,210,970)
USD Currency	BNP Paribas SA	—	09/17/19	CHF	0.98	USD	18,720	(279,759)
EUR Currency	BNP Paribas SA	—	11/27/19	USD	1.09	EUR	178,400	(329,296)

								(15,870,601)

								$(20,276,287)

OTC Credit Default Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Credit Rating (a)	Exercise Price		Notional Amount (000) (b)		Value
	Rate/Reference	Frequency	Rate/Reference	Frequency
Call
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Series 31 Version 2	Quarterly	1.00%	Quarterly	Citibank NA	07/17/19	NR	EUR	60.00	EUR	262,000	$(1,193,316)
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Series 31 Version 2	Quarterly	1.00%	Quarterly	Citibank NA	07/17/19	NR	EUR	62.50	EUR	262,000	(1,542,860)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.IG.32.V1	Quarterly	1.00%	Quarterly	Bank of America NA	07/17/19	NR	USD	72.50	USD	500,000	(4,088,890)

												(6,825,066)

Put
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 31 V1	Quarterly	5.00%	Quarterly	Citibank NA	07/17/19	NR	EUR	312.50	EUR	37,800	(18,917)
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 31 V1	Quarterly	5.00%	Quarterly	Deutsche Bank AG	07/17/19	NR	EUR	337.50	EUR	18,700	(5,813)
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 31 V1	Quarterly	5.00%	Quarterly	Barclays Bank plc	07/17/19	NR	EUR	350.00	EUR	37,400	(7,146)
Sold Protection on 5-Year Credit Default Swap	CDX.NA.HY.32.V1	Quarterly	5.00%	Quarterly	JPMorgan Chase Bank NA	08/21/19	NR	USD	0.99	USD	5,000	(2,610)
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Series 31 Version 2	Quarterly	1.00%	Quarterly	JPMorgan Chase Bank NA	09/18/19	NR	EUR	90.00	EUR	157,100	(62,997)
Sold Protection on 5-Year Credit Default Swap	iTraxx Europe Crossover Series 31 V1	Quarterly	5.00%	Quarterly	Citibank NA	09/18/19	NR	EUR	325.00	EUR	43,500	(147,822)

												(245,305)

												$(7,070,371)

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.10%	Semi-Annual	Barclays Bank plc	07/01/19	2.10%	USD	523,480	$(3,274,922)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.10%	Semi-Annual	JPMorgan Chase Bank NA	07/03/19	2.10%	USD	1,732,815	(10,865,166)

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.10%	Semi-Annual	Nomura International plc	07/03/19	2.10%	USD	577,605	$(3,621,722)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.15%	Semi-Annual	JPMorgan Chase Bank NA	07/08/19	2.15%	USD	922,180	(6,803,143)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.46%	Semi-Annual	Citibank NA	07/23/19	2.46%	USD	992,655	(13,652,937)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.34%	Semi-Annual	Citibank NA	07/24/19	2.34%	USD	992,740	(28,389,177)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.56%	Semi-Annual	Goldman Sachs International	07/25/19	1.56%	USD	556,975	(630,379)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.81%	Semi-Annual	JPMorgan Chase Bank NA	07/25/19	1.81%	USD	236,715	(511,489)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.84%	Semi-Annual	JPMorgan Chase Bank NA	07/26/19	1.84%	USD	139,255	(397,346)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.18%	Semi-Annual	Goldman Sachs International	07/30/19	2.18%	USD	1,392,318	(11,764,071)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.34%	Semi-Annual	JPMorgan Chase Bank NA	07/31/19	2.34%	USD	1,697,281	(19,612,303)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.48%	Semi-Annual	JPMorgan Chase Bank NA	07/31/19	2.48%	USD	649,172	(31,629,263)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.15%	Semi-Annual	Bank of America NA	08/07/19	2.15%	USD	355,637	(6,965,172)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.16%	Semi-Annual	Bank of America NA	08/07/19	2.16%	USD	595,007	(12,065,855)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Morgan Stanley & Co. International plc	08/07/19	2.20%	USD	1,367,830	(12,161,103)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.13%	Semi-Annual	JPMorgan Chase Bank NA	08/08/19	2.13%	USD	328,636	(6,149,874)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.16%	Semi-Annual	Barclays Bank plc	08/08/19	2.16%	USD	801,050	(6,644,277)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.15%	Semi-Annual	Nomura International plc	09/03/19	2.15%	USD	268,310	(2,347,340)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.01%	Semi-Annual	Citibank NA	09/04/19	2.01%	USD	134,249	(1,785,100)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.02%	Semi-Annual	Citibank NA	09/05/19	2.02%	USD	134,249	(1,831,034)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.00%	Semi-Annual	JPMorgan Chase Bank NA	09/23/19	2.00%	USD	363,500	(2,450,244)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.50%	Semi-Annual	Goldman Sachs International	09/25/19	1.50%	USD	299,375	(1,030,446)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.76%	Semi-Annual	JPMorgan Chase Bank NA	09/25/19	1.76%	USD	113,483	(664,834)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.79%	Semi-Annual	JPMorgan Chase Bank NA	09/26/19	1.79%	USD	69,628	(463,651)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.97%	Semi-Annual	Nomura International plc	09/26/19	1.97%	USD	110,320	(1,439,134)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.54%	Semi-Annual	Citibank NA	09/30/19	1.54%	USD	114,929	(428,481)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.78%	Semi-Annual	Citibank NA	09/30/19	1.78%	USD	139,308	(821,233)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.34%	Semi-Annual	Morgan Stanley & Co. International plc	10/23/19	2.34%	USD	498,194	(19,073,726)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.30%	Semi-Annual	Morgan Stanley & Co. International plc	11/01/19	2.30%	USD	75,100	(2,656,873)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.30%	Semi-Annual	Deutsche Bank AG	11/07/19	3.30%	USD	374,620	(11,933,426)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Barclays Bank plc	12/10/19	1.90%	USD	82,960	(1,144,084)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.40%	Semi-Annual	Goldman Sachs International	12/27/19	1.40%	USD	250,639	(1,152,894)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.66%	Semi-Annual	JPMorgan Chase Bank NA	12/27/19	1.66%	USD	89,813	(667,904)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.70%	Semi-Annual	JPMorgan Chase Bank NA	12/27/19	1.70%	USD	52,917	(440,477)
5-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.45%	Semi-Annual	Citibank NA	12/30/19	1.45%	USD	125,378	(608,550)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.69%	Semi-Annual	Citibank NA	12/30/19	1.69%	USD	129,557	(976,661)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.35%	Semi-Annual	UBS AG	02/21/20	2.35%	USD	317,300	(4,664,688)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.46%	Semi-Annual	Citibank NA	02/26/20	2.46%	USD	689,480	(11,575,638)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	04/06/20	1.50%	USD	1,361,990	(2,862,045)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.50%	Semi-Annual	Deutsche Bank AG	04/06/20	1.50%	USD	1,361,990	(2,862,045)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.88%	Semi-Annual	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(13,055,921)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.94%	Semi-Annual	Bank of America NA	04/17/20	2.94%	USD	517,360	(13,535,276)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Goldman Sachs International	04/27/20	1.90%	USD	845,752	(7,066,013)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.00%	Semi-Annual	Barclays Bank plc	06/01/20	1.00%	USD	2,211,420	(4,674,566)
1-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.76%	Semi-Annual	Nomura International plc	06/10/20	1.76%	USD	1,357,880	(4,973,005)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.20%	Semi-Annual	Barclays Bank plc	06/11/20	2.20%	USD	147,110	(4,945,131)
2-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(8,908,498)
2-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	0.21%	Annual	Barclays Bank plc	02/15/21	0.21%	EUR	510,535	(6,137,118)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	2.79%	Semi-Annual	Barclays Bank plc	03/08/21	2.79%	USD	156,257	(11,564,535)
2-Year Interest Rate Swap	6 month EURIBOR	Semi-Annual	0.16%	Annual	Barclays Bank plc	03/12/21	0.16%	EUR	510,535	(5,534,790)
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	1.90%	Semi-Annual	Morgan Stanley & Co. International plc	06/20/22	1.90%	USD	307,608	(8,491,996)

CONSOLIDATED SCHEDULES OF INVESTMENTS	115

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written  (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
10-Year Interest Rate Swap	3 month LIBOR	Quarterly	3.05%	Semi-Annual	Barclays Bank plc	03/12/29	3.05%	USD	83,640	$(7,062,525)

										(344,968,081)

Put
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	07/01/19	2.90%	USD	523,480	—
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	07/03/19	2.90%	USD	1,732,815	—
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	07/03/19	2.90%	USD	577,605	—
2-Year Interest Rate Swap	0.40%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	07/08/19	0.40%	EUR	38,215	—
2-Year Interest Rate Swap	2.95%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	07/08/19	2.95%	USD	922,180	—
2-Year Interest Rate Swap	2.96%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/23/19	2.96%	USD	992,655	—
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	08/26/19	2.70%	USD	348,420	(137)
10-Year Interest Rate Swap	2.45%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/28/19	2.45%	USD	111,139	(43,708)
10-Year Interest Rate Swap	2.55%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	08/28/19	2.55%	USD	74,080	(14,772)
2-Year Interest Rate Swap	2.55%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	09/03/19	2.55%	USD	268,310	(1,130)
10-Year Interest Rate Swap	2.21%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	09/04/19	2.21%	USD	134,249	(327,697)
10-Year Interest Rate Swap	2.22%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	09/05/19	2.22%	USD	134,249	(324,812)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	09/06/19	3.30%	USD	383,940	(38)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/12/19	3.35%	USD	1,655,410	(166)
2-Year Interest Rate Swap	2.60%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	09/23/19	2.60%	USD	363,500	(2,645)
10-Year Interest Rate Swap	2.65%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	09/23/19	2.65%	USD	75,265	(23,632)
10-Year Interest Rate Swap	1.97%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	09/26/19	1.97%	USD	110,320	(1,222,124)
2-Year Interest Rate Swap	2.55%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	10/10/19	2.55%	USD	209,280	(4,315)
2-Year Interest Rate Swap	2.55%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	10/11/19	2.55%	USD	209,280	(4,460)
10-Year Interest Rate Swap	2.80%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	11/01/19	2.80%	USD	75,100	(30,703)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/04/19	2.70%	USD	314,860	(5,028)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/06/19	2.70%	USD	1,040,000	(17,326)
2-Year Interest Rate Swap	3.30%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/07/19	3.30%	USD	374,620	(315)
10-Year Interest Rate Swap	2.55%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	11/08/19	2.55%	USD	127,660	(166,984)
10-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	11/13/19	2.75%	USD	407,390	(249,791)
10-Year Interest Rate Swap	2.40%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	12/10/19	2.40%	USD	82,960	(277,953)
2-Year Interest Rate Swap	2.70%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	12/16/19	2.70%	USD	214,390	(7,176)
2-Year Interest Rate Swap	2.80%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	01/03/20	2.80%	USD	273,870	(6,975)
2-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	JPMorgan Chase Bank NA	01/21/20	2.85%	USD	527,700	(14,163)
2-Year Interest Rate Swap	0.20%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	01/23/20	0.20%	EUR	317,240	(15,822)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	02/03/20	3.15%	USD	1,033,250	(9,186)
2-Year Interest Rate Swap	3.20%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/07/20	3.20%	USD	313,730	(2,413)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	02/14/20	3.35%	USD	316,460	(1,525)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	UBS AG	02/21/20	3.35%	USD	317,300	(1,698)
2-Year Interest Rate Swap	2.46%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	02/26/20	2.46%	USD	689,480	(161,207)
1-Year Interest Rate Swap	2.32%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/06/20	2.32%	USD	1,361,990	(336,575)
1-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	04/06/20	2.35%	USD	1,361,990	(294,966)
2-Year Interest Rate Swap	2.88%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	04/14/20	2.88%	USD	522,660	(31,945)
2-Year Interest Rate Swap	2.94%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	04/17/20	2.94%	USD	517,360	(24,880)
2-Year Interest Rate Swap	3.15%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/05/20	3.15%	USD	281,000	(7,306)
2-Year Interest Rate Swap	2.90%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/29/20	2.90%	USD	283,190	(22,709)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/29/20	3.35%	USD	398,160	(6,140)
2-Year Interest Rate Swap	3.45%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/08/20	3.45%	USD	397,210	(4,671)
1-Year Interest Rate Swap	1.76%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	06/10/20	1.76%	USD	1,357,880	(2,534,551)
10-Year Interest Rate Swap	2.20%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/11/20	2.20%	USD	147,110	(2,016,959)
30-Year Interest Rate Swap	2.85%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/11/20	2.85%	USD	110,700	(1,022,588)

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
10-Year Interest Rate Swap	2.30%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	06/15/20	2.30%	USD	110,550	$(1,205,402)
2-Year Interest Rate Swap	3.35%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	06/15/20	3.35%	USD	254,300	(4,445)
2-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	08/24/20	3.50%	USD	515,320	(12,460)
2-Year Interest Rate Swap	3.55%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/05/20	3.55%	USD	2,495,529	(83,151)
2-Year Interest Rate Swap	3.75%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	10/13/20	3.75%	USD	2,002,359	(41,889)
2-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	11/30/20	3.05%	USD	320,220	(70,042)
2-Year Interest Rate Swap	0.60%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	12/14/20	0.60%	EUR	550,420	(121,014)
2-Year Interest Rate Swap	0.55%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	12/21/20	0.55%	EUR	255,670	(66,689)
2-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	12/29/20	3.25%	USD	443,850	(67,803)
2-Year Interest Rate Swap	0.21%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	02/15/21	0.21%	EUR	510,535	(440,929)
2-Year Interest Rate Swap	0.30%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	03/08/21	0.30%	EUR	381,850	(281,098)
10-Year Interest Rate Swap	2.79%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/08/21	2.79%	USD	156,257	(1,201,018)
2-Year Interest Rate Swap	0.16%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/12/21	0.16%	EUR	510,535	(562,695)
2-Year Interest Rate Swap	0.10%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	03/29/21	0.10%	EUR	528,070	(725,900)
2-Year Interest Rate Swap	0.12%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	04/08/21	0.12%	EUR	822,310	(1,111,988)
2-Year Interest Rate Swap	0.10%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	04/12/21	0.10%	EUR	412,820	(596,428)
2-Year Interest Rate Swap	0.16%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	04/12/21	0.16%	EUR	412,820	(507,422)
2-Year Interest Rate Swap	0.15%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	04/19/21	0.15%	EUR	410,860	(532,067)
10-Year Interest Rate Swap	2.15%	Annual	6 month EURIBOR	Semi-Annual	JPMorgan Chase Bank NA	04/19/21	2.15%	EUR	131,500	(54,216)
10-Year Interest Rate Swap	2.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/04/21	2.00%	EUR	79,200	(49,965)
2-Year Interest Rate Swap	0.11%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	05/17/21	0.11%	EUR	268,637	(426,465)
1-Year Interest Rate Swap	2.35%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	05/17/21	2.35%	USD	1,301,800	(1,296,723)
1-Year Interest Rate Swap	2.15%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	05/27/21	2.15%	USD	1,769,060	(2,689,254)
2-Year Interest Rate Swap	0.08%	Annual	6 month EURIBOR	Semi-Annual	Morgan Stanley & Co. International plc	05/31/21	0.08%	EUR	176,910	(317,828)
1-Year Interest Rate Swap	2.40%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/01/21	2.40%	USD	2,184,400	(2,036,778)
10-Year Interest Rate Swap	3.87%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	06/07/21	3.87%	USD	245,920	(318,198)
2-Year Interest Rate Swap	0.05%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/10/21	0.05%	EUR	273,650	(549,509)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Barclays Bank plc	06/14/21	0.00%	EUR	120,640	(278,240)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Bank of America NA	06/14/21	0.00%	EUR	123,820	(285,575)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Goldman Sachs International	06/18/21	0.00%	EUR	124,520	(291,230)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Citibank NA	06/21/21	0.00%	EUR	145,350	(342,195)
2-Year Interest Rate Swap	0.00%	Annual	6 month EURIBOR	Semi-Annual	Nomura International plc	06/25/21	0.00%	EUR	135,350	(323,093)
5-Year Interest Rate Swap	3.25%	Semi-Annual	3 month LIBOR	Quarterly	Goldman Sachs International	05/03/22	3.25%	USD	295,110	(1,063,402)
10-Year Interest Rate Swap	2.75%	Semi-Annual	3 month LIBOR	Quarterly	Nomura International plc	05/09/22	2.75%	USD	301,430	(5,080,349)
10-Year Interest Rate Swap	2.40%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/22	2.40%	USD	307,608	(8,584,936)
10-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.00%	USD	110,550	(2,618,627)
10-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/13/24	3.50%	USD	110,550	(1,572,060)

CONSOLIDATED SCHEDULES OF INVESTMENTS	117

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaptions Written (continued)

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
10-Year Interest Rate Swap	3.00%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.00%	USD	110,550	$(2,629,183)
10-Year Interest Rate Swap	3.50%	Semi-Annual	3 month LIBOR	Quarterly	Morgan Stanley & Co. International plc	06/20/24	3.50%	USD	110,550	(1,580,232)
10-Year Interest Rate Swap	3.05%	Semi-Annual	3 month LIBOR	Quarterly	Barclays Bank plc	03/12/29	3.05%	USD	83,640	(3,178,330)

										(52,440,019)

										$(397,408,100)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.23.V2	1.00%	Quarterly	06/20/20	EUR	9,984	$(103,442)	$ (36,832)	$ (66,610)
ITRAXX.EUR.25.V2	1.00%	Quarterly	06/20/21	EUR	23,005	(468,417)	(95,592)	(372,825)
ITRAXX.EUR.CROSSOVER.25.V2	5.00%	Quarterly	06/20/21	EUR	29,092	(2,193,799)	(985,560)	(1,208,239)
ITRAXX.FINSR.25.V2	1.00%	Quarterly	06/20/21	EUR	138,370	(2,697,060)	(259,279)	(2,437,781)
CDX.NA,HY.30.V3	5.00%	Quarterly	06/20/23	USD	77,738	(6,600,492)	(4,642,606)	(1,957,886)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD	927,117	(21,243,556)	(16,555,783)	(4,687,773)
CDX.NA.IG.32.V1	1.00%	Quarterly	06/20/24	USD	465,229	(10,189,704)	(9,421,390)	(768,314)
ITRAXX.EUR.31.V2	1.00%	Quarterly	06/20/24	EUR	229,475	(6,314,797)	(5,010,976)	(1,303,821)
ITRAXX.EUR.CROSSOVER.31.V1	5.00%	Quarterly	06/20/24	EUR	127,166	(16,635,526)	(15,701,657)	(933,869)
ITRAXX.FINSUB.31.V1	1.00%	Quarterly	06/20/24	EUR	22,480	396,810	473,564	(76,754)

						$ (66,049,983)	$ (52,236,111)	$ (13,813,872)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.EUR.23.V2	1.00%	Quarterly	06/20/20	NR	EUR	9,984	$103,442	$27,816	$75,626
ITRAXX.EUR.25.V2	1.00%	Quarterly	06/20/21	NR	EUR	23,005	468,417	138,842	329,575
ITRAXX.EUR. CROSSOVER.25.V2	5.00%	Quarterly	06/20/21	NR	EUR	29,092	2,193,799	706,821	1,486,978
ITRAXX.FINSR.25.V2	1.00%	Quarterly	06/20/21	BBB+	EUR	138,370	2,697,060	(317,158)	3,014,218
ITRAXX.FINSR.28.V2	1.00%	Quarterly	12/20/22	NR	EUR	150,831	3,854,609	1,641,336	2,213,273
CDX.NA.HY.32.V1	5.00%	Quarterly	06/20/24	BB+	USD	589,418	45,654,974	37,649,221	8,005,753
ITRAXX.FINSR.31.V2	1.00%	Quarterly	06/20/24	A-	EUR	114,181	2,376,576	1,282,599	1,093,977

							$57,348,877	$41,129,477	$16,219,400

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UK Retail Price Index All Items Monthly	At Termination	3.45%	At Termination	03/15/24	GBP	100,340	$(1,081,689)	$—	$(1,081,689)
2.13%	At Termination	1 month USCPI	At Termination	03/13/29	USD	87,830	(1,767,535)	—	(1,767,535)

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Paid by the Fund		Received by the Fund
Reference	Frequency	Rate	Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1.29%	At Termination	1 month HICPXT	At Termination	03/15/29	EUR	27,080	$(714,322)	$—	$(714,322)
1.32%	At Termination	1 month HICPXT	At Termination	03/15/29	EUR	61,910	(1,894,613)	—	(1,894,613)
UK Retail Price Index All Items Monthly	At Termination	3.49%	At Termination	03/15/29	GBP	21,040	(379,247)	—	(379,247)
2.07%	At Termination	1 month USCPI	At Termination	03/28/29	USD	22,830	(301,172)	—	(301,172)
2.16%	At Termination	1 month USCPI	At Termination	04/16/29	USD	29,320	(662,354)	—	(662,354)

							$(6,800,932)	$—	$(6,800,932)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency		Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
28 day MXIBTIIE Monthly		8.21%	Monthly	N/A		10/07/20	MXN	3,695,000	$920,261	$—	$920,261
28 day MXIBTIIE Monthly		8.51%	Monthly	N/A		11/04/20	MXN	5,600,000	2,812,426	—	2,812,426
3 month LIBOR	Quarterly	3.15%	Semi-Annual	N/A		12/10/20	USD	1,653,584	29,933,144	—	29,933,144
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/10/20	USD	3,589,657	(59,684,940)	—	(59,684,940)
2.74%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/11/21	USD	297,260	(6,016,777)	—	(6,016,777)
3 month LIBOR	Quarterly	2.78%	Semi-Annual	N/A		02/16/21	USD	862,615	18,553,176	—	18,553,176
2.95%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/22/21	USD	2,369,530	(59,990,647)	—	(59,990,647)
3 month LIBOR	Quarterly	3.05%	Semi-Annual	N/A		02/22/21	USD	871,160	23,770,873	—	23,770,873
3 month LIBOR	Quarterly	2.20%	Semi-Annual	N/A		05/29/21	USD	196,660	1,365,275	—	1,365,275
3 month LIBOR	Quarterly	1.83%	Semi-Annual	N/A		06/07/21	USD	263,277	(10,147)	—	(10,147)
3 month LIBOR	Quarterly	1.86%	Semi-Annual	N/A		06/07/21	USD	130,323	75,446	—	75,446
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		06/07/21	USD	134,275	26,409	—	26,409
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		06/07/21	USD	131,641	12,991	—	12,991
3 month LIBOR	Quarterly	1.84%	Semi-Annual	N/A		06/11/21	USD	245,650	94,364	—	94,364
1.84%	Annual	1 day Fed Funds	Annual	10/03/19	(a)	06/15/21	USD	669,710	(4,116,895)	73,717	(4,190,612)
1.77%	Semi-Annual	3 month LIBOR	Quarterly	06/15/20	(a)	06/15/21	USD	1,106,653	(2,092,393)	—	(2,092,393)
		6 month
0.14%	Annual	EURIBOR	Semi-Annual	N/A		06/18/21	EUR	243,185	(2,862,077)	—	(2,862,077)
3 month LIBOR	Quarterly	1.85%	Semi-Annual	N/A		06/20/21	USD	170,990	152,361	—	152,361
3 month LIBOR	Quarterly	1.82%	Semi-Annual	N/A		06/21/21	USD	171,470	47,423	—	47,423
3 month BA	Semi-Annual	1.76%	Semi-Annual	N/A		06/26/21	CAD	128,215	(35,632)	—	(35,632)
3 month BA	Semi-Annual	1.77%	Semi-Annual	N/A		06/26/21	CAD	128,215	(6,971)	—	(6,971)
2.70%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/27/21	USD	2,011,850	(35,986,544)	—	(35,986,544)
3 month LIBOR	Quarterly	1.72%	Semi-Annual	N/A		06/27/21	USD	172,390	(236,586)	—	(236,586)
3 month LIBOR	Quarterly	1.79%	Semi-Annual	07/02/19	(a)	07/02/21	USD	173,270	—	—	—
3 month LIBOR	Quarterly	2.03%	Semi-Annual	07/02/19	(a)	07/02/21	USD	171,290	808,321	—	808,321
3 month LIBOR	Quarterly	1.97%	Semi-Annual	07/02/19	(a)	07/02/21	USD	171,290	627,197	—	627,197
3 month LIBOR	Quarterly	2.01%	Semi-Annual	07/02/19	(a)	07/02/21	USD	341,945	1,536,643	—	1,536,643
3 month LIBOR	Quarterly	2.08%	Semi-Annual	07/02/19	(a)	07/02/21	USD	342,630	1,999,304	—	1,999,304
3 month LIBOR	Quarterly	1.88%	Semi-Annual	07/05/19	(a)	07/05/21	USD	170,690	332,395	—	332,395
3 month LIBOR	Quarterly	1.86%	Semi-Annual	07/05/19	(a)	07/05/21	USD	113,809	183,694	—	183,694
3 month LIBOR	Quarterly	1.84%	Semi-Annual	07/05/19	(a)	07/05/21	USD	170,790	207,020	—	207,020
3 month LIBOR	Quarterly	1.89%	Semi-Annual	07/05/19	(a)	07/05/21	USD	170,690	379,248	—	379,248
3 month LIBOR	Quarterly	1.88%	Semi-Annual	07/05/19	(a)	07/05/21	USD	151,748	285,095	—	285,095
3 month LIBOR	Quarterly	1.91%	Semi-Annual	07/08/19	(a)	07/08/21	USD	113,660	305,477	—	305,477
3 month LIBOR	Quarterly	2.33%	Semi-Annual	08/01/19	(a)	08/01/21	USD	838,829	9,602,168	—	9,602,168
3 month LIBOR	Quarterly	2.59%	Semi-Annual	08/02/19	(a)	08/02/21	USD	869,053	14,290,447	—	14,290,447
3 month LIBOR	Quarterly	2.35%	Semi-Annual	08/09/19	(a)	08/09/21	USD	410,350	4,839,532	—	4,839,532
3 month LIBOR	Quarterly	2.31%	Semi-Annual	08/12/19	(a)	08/12/21	USD	251,954	2,816,402	—	2,816,402
3 month LIBOR	Quarterly	2.21%	Semi-Annual	08/15/19	(a)	08/15/21	USD	134,805	1,252,673	—	1,252,673
3 month LIBOR	Quarterly	2.21%	Semi-Annual	08/15/19	(a)	08/15/21	USD	134,805	1,244,756	—	1,244,756
3 month LIBOR	Quarterly	2.16%	Semi-Annual	08/19/19	(a)	08/19/21	USD	134,740	1,141,618	(1)	1,141,619
3 month LIBOR	Quarterly	2.17%	Semi-Annual	08/19/19	(a)	08/19/21	USD	134,740	1,154,785	(1)	1,154,786
3 month LIBOR	Quarterly	2.24%	Semi-Annual	08/22/19	(a)	08/22/21	USD	176,130	1,773,360	—	1,773,360

CONSOLIDATED SCHEDULES OF INVESTMENTS	119

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
2.10%	Quarterly	3 month BBR	Quarterly	N/A		08/23/21	AUD	28,008	$(464,998)	$—	$(464,998)
6.73%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	2,640,618	(158,685)	—	(158,685)
6.74%	Quarterly	3 month JIBAR	Quarterly	09/18/19	(a)	09/18/21	ZAR	2,640,618	(193,117)	—	(193,117)
3 month LIBOR	Quarterly	2.50%	Semi-Annual	09/20/19	(a)	09/20/21	USD	173,710	2,722,890	—	2,722,890
3 month LIBOR	Quarterly	2.24%	Semi-Annual	11/01/19	(a)	11/01/21	USD	824,780	9,255,722	—	9,255,722
2.29%	Semi-Annual	6 month BBR	Semi-Annual	N/A		11/02/21	AUD	13,976	(274,172)	—	(274,172)
3 month LIBOR	Quarterly	2.31%	Semi-Annual	11/04/19	(a)	11/04/21	USD	8,575	108,573	—	108,573
3 month LIBOR	Quarterly	2.27%	Semi-Annual	11/05/19	(a)	11/05/21	USD	108,787	1,287,111	—	1,287,111
3 month LIBOR	Quarterly	2.29%	Semi-Annual	11/05/19	(a)	11/05/21	USD	108,787	1,324,209	—	1,324,209
2.58%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/21	CAD	43,261	(665,779)	—	(665,779)
6 month NIBOR	Semi-Annual	1.67%	Annual	N/A		12/06/21	NOK	342,250	272,399	—	272,399
6 month CIBOR	Semi-Annual	0.12%	Annual	N/A		12/06/21	DKK	255,083	420,988	5,358	415,630
3 month STIBOR Quarterly		0.17%	Annual	N/A		12/06/21	SEK	354,804	252,721	4,086	248,635
3.01%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/21	USD	32,769	(978,373)	(7,197)	(971,176)
3 month LIBOR	Quarterly	2.53%	Semi-Annual	01/06/20	(a)	01/06/22	USD	304,895	5,304,371	—	5,304,371
3 month LIBOR	Quarterly	2.53%	Semi-Annual	01/06/20	(a)	01/06/22	USD	304,895	5,286,590	—	5,286,590
3 month LIBOR	Quarterly	2.41%	Semi-Annual	01/07/20	(a)	01/07/22	USD	168,345	2,525,927	—	2,525,927
3 month LIBOR	Quarterly	2.49%	Semi-Annual	01/07/20	(a)	01/07/22	USD	168,030	2,778,899	—	2,778,899
3 month LIBOR	Quarterly	2.34%	Semi-Annual	01/07/20	(a)	01/07/22	USD	451,850	6,235,155	—	6,235,155
3 month LIBOR	Quarterly	2.41%	Semi-Annual	01/07/20	(a)	01/07/22	USD	168,345	2,522,655	—	2,522,655
6 month EURIBOR	Semi-Annual	0.03%	Annual	02/07/20	(a)	02/07/22	EUR	125,110	1,176,386	—	1,176,386
6 month EURIBOR	Semi-Annual	-0.02%	Annual	02/13/20	(a)	02/13/22	EUR	92,560	778,686	—	778,686
6 month EURIBOR	Semi-Annual	0.06%	Annual	03/16/21	(a)	03/16/22	EUR	183,485	838,963	—	838,963
3 month LIBOR	Quarterly	2.03%	Semi-Annual	03/30/20	(a)	03/30/22	USD	549,060	4,584,294	—	4,584,294
3 month LIBOR	Quarterly	2.21%	Semi-Annual	04/15/20	(a)	04/15/22	USD	109,730	1,302,038	—	1,302,038
3 month LIBOR	Quarterly	2.25%	Semi-Annual	04/27/20	(a)	04/27/22	USD	630,890	7,954,488	(1)	7,954,489
1.87%	Semi-Annual	3 month LIBOR	Quarterly	06/03/21	(a)	06/03/22	USD	678,230	(1,664,621)	—	(1,664,621)
3 month LIBOR	Quarterly	1.74%	Semi-Annual	06/16/20	(a)	06/16/22	USD	218,720	620,968	—	620,968
6 month JPY LIBOR	Semi-Annual	0.11%	Semi-Annual	N/A		10/06/22	JPY	3,784,000	269,340	—	269,340
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	582,388	159,327	—	159,327
7.11%	Monthly	28 day MXIBTIIE	Monthly	N/A		10/14/22	MXN	767,612	215,929	—	215,929
0.42%	Annual	6 month EURIBOR	Semi-Annual	12/17/20	(a)	12/17/22	EUR	206,140	(3,429,450)	—	(3,429,450)
6 month EURIBOR	Semi-Annual	0.36%	Annual	12/21/20	(a)	12/21/22	EUR	114,740	1,752,055	—	1,752,055
2.73%	Semi-Annual	3 month LIBOR	Quarterly	12/22/20	(a)	12/22/22	USD	86,160	(1,840,117)	(111,867)	(1,728,250)
2.53%	Semi-Annual	3 month LIBOR	Quarterly	02/05/21	(a)	02/05/23	USD	247,500	(4,269,667)	—	(4,269,667)
2.53%	Semi-Annual	3 month LIBOR	Quarterly	02/08/21	(a)	02/08/23	USD	284,800	(4,902,957)	—	(4,902,957)
2.50%	Semi-Annual	3 month LIBOR	Quarterly	02/08/21	(a)	02/08/23	USD	175,880	(2,926,812)	—	(2,926,812)
2.55%	Semi-Annual	3 month LIBOR	Quarterly	02/16/21	(a)	02/16/23	USD	126,500	(2,221,279)	—	(2,221,279)
2.54%	Semi-Annual	3 month LIBOR	Quarterly	03/05/21	(a)	03/05/23	USD	214,765	(3,715,089)	—	(3,715,089)
2.43%	Semi-Annual	3 month LIBOR	Quarterly	03/15/21	(a)	03/15/23	USD	388,450	(5,873,403)	(8,499)	(5,864,904)
0.04%	Annual	6 month EURIBOR	Semi-Annual	03/30/21	(a)	03/30/23	EUR	118,870	(820,967)	—	(820,967)
0.10%	Annual	6 month EURIBOR	Semi-Annual	04/12/21	(a)	04/12/23	EUR	385,300	(3,132,898)	—	(3,132,898)
0.10%	Annual	6 month EURIBOR	Semi-Annual	04/14/21	(a)	04/14/23	EUR	163,850	(1,336,817)	—	(1,336,817)
0.05%	Annual	6 month EURIBOR	Semi-Annual	04/14/21	(a)	04/14/23	EUR	163,850	(1,143,050)	—	(1,143,050)
0.11%	Annual	6 month EURIBOR	Semi-Annual	04/21/21	(a)	04/21/23	EUR	200,520	(1,663,805)	—	(1,663,805)
6 month EURIBOR	Semi-Annual	0.08%	Annual	05/26/22	(a)	05/26/23	EUR	73,860	203,119	—	203,119
6 month EURIBOR	Semi-Annual	-0.14%	Annual	06/08/21	(a)	06/08/23	EUR	147,980	306,854	—	306,854

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps  (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6 month EURIBOR	Semi-Annual	-0.11%	Annual	06/08/21	(a)	06/08/23	EUR	46,065	$ 122,439	$ —	$ 122,439
6 month EURIBOR	Semi-Annual	-0.14%	Annual	06/14/21	(a)	06/14/23	EUR	229,330	472,679	—	472,679
6 month EURIBOR	Semi-Annual	-0.24%	Annual	06/22/21	(a)	06/22/23	EUR	46,360	(19,849)	—	(19,849)
6 month EURIBOR	Semi-Annual	-0.24%	Annual	06/22/21	(a)	06/22/23	EUR	46,360	(17,704)	—	(17,704)
6 month EURIBOR	Semi-Annual	-0.20%	Annual	06/22/21	(a)	06/22/23	EUR	230,920	136,079	—	136,079
6 month JPY LIBOR	Semi-Annual	0.15%	Semi-Annual	N/A		08/09/23	JPY	1,887,000	203,846	—	203,846
6 month JPY LIBOR	Semi-Annual	0.14%	Semi-Annual	N/A		09/20/23	JPY	3,902,000	414,876	—	414,876
3.13%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/16/23	USD	524,075	(30,944,333)	—	(30,944,333)
3.05%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/29/23	USD	53,929	(2,999,018)	—	(2,999,018)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/23	USD	2,313,984	(127,521,506)	39,164	(127,560,670)
1.75%	Annual	1 day Fed Funds	Annual	10/03/19	(a)	11/30/23	USD	535,320	(6,309,630)	88,855	(6,398,485)
2.05%	Semi-Annual	3 month LIBOR	Quarterly	10/03/19	(a)	11/30/23	USD	440,764	(6,201,646)	27,762	(6,229,408)
2.62%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/23	CAD	26,558	(792,885)	(2,494)	(790,391)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	N/A		12/04/23	USD	796,593	45,568,075	—	45,568,075
6 month EURIBOR	Semi-Annual	0.28%	Annual	N/A		12/04/23	EUR	20,712	621,942	2,551	619,391
6 month CIBOR	Semi-Annual	0.42%	Annual	N/A		12/06/23	DKK	154,092	708,896	11,587	697,309
3 month STIBOR	Quarterly	0.51%	Annual	N/A		12/06/23	SEK	215,183	538,068	6,404	531,664
3.00%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/23	USD	20,216	(1,088,572)	(9,106)	(1,079,466)
3 month LIBOR	Quarterly	3.04%	Semi-Annual	N/A		12/18/23	USD	1,795,825	100,369,090	—	100,369,090
3 month LIBOR	Quarterly	3.06%	Semi-Annual	N/A		12/20/23	USD	1,009,235	57,346,267	—	57,346,267
3.21%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/20/23	USD	262,350	(16,634,322)	—	(16,634,322)
3 month LIBOR	Quarterly	3.05%	Semi-Annual	N/A		12/28/23	USD	807,973	45,752,788	—	45,752,788
2.94%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/31/23	USD	335,365	(17,343,844)	—	(17,343,844)
28 day MXIBTIIE	Monthly	8.39%	Monthly	N/A		01/18/24	MXN	1,705,555	3,974,790	—	3,974,790
3 month LIBOR	Quarterly	2.94%	Semi-Annual	N/A		02/25/24	USD	1,154,413	70,374,910	1	70,374,909
2.74%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/25/24	USD	1,179,824	(60,549,512)	—	(60,549,512)
6 month JPY LIBOR	Semi-Annual	0.00%	Semi-Annual	N/A		03/06/24	JPY	16,555,000	817,618	—	817,618
3 month LIBOR	Quarterly	2.18%	Semi-Annual	N/A		03/29/24	USD	233,260	5,829,014	—	5,829,014
28 day MXIBTIIE	Monthly	7.81%	Monthly	N/A		05/27/24	MXN	1,658,070	1,966,660	—	1,966,660
1.77%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/24	NOK	155,000	(26,099)	—	(26,099)
1.79%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/20/24	USD	69,970	(92,065)	—	(92,065)
3 month LIBOR	Quarterly	1.72%	Semi-Annual	N/A		06/27/24	USD	334,185	(613,229)	—	(613,229)
0.54%	Annual	6 month EURIBOR	Semi-Annual	N/A		06/28/24	EUR	409,559	(18,270,478)	—	(18,270,478)
3 month LIBOR	Quarterly	1.76%	Semi-Annual	07/02/19	(a)	07/02/24	USD	35,875	—	—	—
3 month LIBOR	Quarterly	2.64%	Semi-Annual	07/26/19	(a)	07/26/24	USD	272,650	11,625,390	—	11,625,390
3 month LIBOR	Quarterly	2.31%	Semi-Annual	08/09/19	(a)	08/09/24	USD	184,657	4,983,130	—	4,983,130
3 month LIBOR	Quarterly	2.30%	Semi-Annual	08/09/19	(a)	08/09/24	USD	110,793	2,910,327	—	2,910,327
3 month LIBOR	Quarterly	2.28%	Semi-Annual	08/12/19	(a)	08/12/24	USD	108,175	2,741,589	—	2,741,589
6 month WIBOR	Semi-Annual	2.15%	Annual	09/18/19	(a)	09/18/24	PLN	360,960	1,183,483	—	1,183,483
3.10%	Semi-Annual	3 month LIBOR	Quarterly	11/19/19	(a)	11/19/24	USD	391,328	(25,516,949)	—	(25,516,949)
1.87%	Semi-Annual	3 month LIBOR	Quarterly	12/16/19	(a)	12/16/24	USD	89,010	(605,552)	—	(605,552)
3 month LIBOR	Quarterly	2.51%	Semi-Annual	02/13/20	(a)	02/13/25	USD	210,160	7,763,674	—	7,763,674
3 month LIBOR	Quarterly	2.62%	Semi-Annual	02/18/20	(a)	02/18/25	USD	200,210	8,439,094	—	8,439,094
2.62%	Semi-Annual	3 month LIBOR	Quarterly	03/06/20	(a)	03/06/25	USD	36,420	(1,537,328)	—	(1,537,328)
2.16%	Semi-Annual	3 month LIBOR	Quarterly	03/31/20	(a)	03/31/25	USD	22,620	(457,886)	—	(457,886)
2.31%	Semi-Annual	3 month LIBOR	Quarterly	04/03/20	(a)	04/03/25	USD	103,330	(2,826,651)	—	(2,826,651)
2.35%	Semi-Annual	3 month LIBOR	Quarterly	04/27/20	(a)	04/27/25	USD	169,410	(4,913,493)	—	(4,913,493)
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A		07/17/25	MXN	604,966	(1,566,673)	—	(1,566,673)
3 month LIBOR	Quarterly	2.13%	Semi-Annual	N/A		08/25/25	USD	19,850	479,459	1,258,239	(778,780)

CONSOLIDATED SCHEDULES OF INVESTMENTS	121

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps  (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.27%	Semi-Annual	3 month LIBOR	Quarterly	N/A		09/11/25	USD	15,182	$ (500,751)	$ (1,113,566)	$ 612,815
0.14%	Annual	6 month EURIBOR	Semi-Annual	06/14/21	(a)	06/14/26	EUR	92,040	(518,596)	—	(518,596)
0.09%	Annual	6 month EURIBOR	Semi-Annual	06/22/21	(a)	06/22/26	EUR	92,370	(205,656)	—	(205,656)
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/23/26	USD	10,069	(800,010)	—	(800,010)
28 day MXIBTIIE	Monthly	7.49%	Monthly	N/A		04/14/27	MXN	1,412,000	244,452	—	244,452
0.29%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		10/06/27	JPY	1,530,000	(390,288)	—	(390,288)
0.38%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		08/09/28	JPY	938,000	(326,352)	—	(326,352)
0.15%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	111,970	(380,854)	—	(380,854)
0.15%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	110,470	(399,789)	—	(399,789)
0.13%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	51,695	(60,842)	—	(60,842)
0.21%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	110,790	(1,018,499)	24,770	(1,043,269)
0.13%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	51,695	(72,840)	—	(72,840)
0.19%	Annual	6 month EURIBOR	Semi-Annual	09/10/19	(a)	08/15/28	EUR	111,300	(804,088)	(67,535)	(736,553)
2.93%	Semi-Annual	3 month LIBOR	Quarterly	N/A		08/24/28	USD	22,270	(2,046,383)	—	(2,046,383)
0.35%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		09/20/28	JPY	1,895,000	(603,719)	—	(603,719)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/03/28	USD	12,489	(1,322,111)	—	(1,322,111)
2.75%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/28	CAD	14,131	(873,486)	(5,954)	(867,532)
6 month EURIBOR	Semi-Annual	0.88%	Annual	N/A		12/04/28	EUR	10,707	940,635	1,598	939,037
3 month STIBOR	Quarterly	1.16%	Annual	N/A		12/06/28	SEK	112,148	828,429	18,621	809,808
6 month CIBOR	Semi-Annual	1.03%	Annual	N/A		12/06/28	DKK	79,458	1,029,499	21,330	1,008,169
3.08%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/28	USD	10,829	(1,076,907)	(5,736)	(1,071,171)
28 day MXIBTIIE	Monthly	8.72%	Monthly	N/A		01/03/29	MXN	445,500	1,919,714	—	1,919,714
0.19%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		01/04/29	JPY	3,027,670	(531,644)	—	(531,644)
3.04%	Semi-Annual	3 month LIBOR	Quarterly	N/A		02/16/29	USD	190,900	(19,855,056)	—	(19,855,056)
1.37%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/20/29	EUR	76,370	(10,910,975)	—	(10,910,975)
1.38%	Annual	6 month EURIBOR	Semi-Annual	N/A		02/22/29	EUR	4,150	(597,378)	—	(597,378)
0.18%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		03/06/29	JPY	8,250,000	(1,286,338)	—	(1,286,338)
6 month EURIBOR	Semi-Annual	0.56%	Annual	N/A		03/12/29	EUR	43,250	2,080,976	—	2,080,976
3 month STIBOR	Quarterly	1.02%	Annual	N/A		03/20/29	SEK	441,130	2,463,518	—	2,463,518
2.34%	Semi-Annual	3 month LIBOR	Quarterly	N/A		03/29/29	USD	28,299	(1,136,524)	—	(1,136,524)
28 day MXIBTIIE	Monthly	7.96%	Monthly	N/A		05/24/29	MXN	512,509	751,172	—	751,172
28 day MXIBTIIE	Monthly	7.98%	Monthly	N/A		05/24/29	MXN	490,228	755,696	—	755,696
28 day MXIBTIIE	Monthly	7.96%	Monthly	N/A		05/24/29	MXN	1,002,738	1,479,194	—	1,479,194
3 month LIBOR	Quarterly	2.30%	Semi-Annual	N/A		05/28/29	USD	114,430	3,412,024	—	3,412,024
1.86%	Annual	6 month NIBOR	Semi-Annual	N/A		06/05/29	NOK	85,000	(24,179)	—	(24,179)
3 month LIBOR	Quarterly	2.58%	Semi-Annual	N/A		06/19/29	USD	31,170	1,765,298	—	1,765,298
3 month LIBOR	Quarterly	2.58%	Semi-Annual	N/A		06/19/29	USD	31,165	1,763,581	—	1,763,581
3 month LIBOR	Quarterly	2.59%	Semi-Annual	N/A		06/19/29	USD	15,583	883,224	—	883,224
3 month LIBOR	Quarterly	2.59%	Semi-Annual	N/A		06/19/29	USD	15,583	883,941	—	883,941
2.21%	Semi-Annual	3 month LIBOR	Quarterly	N/A		06/26/29	USD	380,289	(8,519,592)	—	(8,519,592)
3 month LIBOR	Quarterly	1.96%	Semi-Annual	N/A		06/27/29	USD	118,359	(106,094)	—	(106,094)
3 month LIBOR	Quarterly	1.99%	Semi-Annual	N/A		06/28/29	USD	73,805	161,241	—	161,241
3 month LIBOR	Quarterly	1.97%	Semi-Annual	07/02/19	(a)	07/02/29	USD	39,012	—	—	—
3 month LIBOR	Quarterly	1.98%	Semi-Annual	07/30/19	(a)	07/30/29	USD	37,420	—	—	—

122	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	2.73%	Semi-Annual	08/02/19	(a)	08/02/29	USD	194,752	$ 13,658,926	$ —	$ 13,658,926
6 month JPY LIBOR	Semi-Annual	0.10%	Semi-Annual	09/18/19	(a)	09/18/29	JPY	4,877,000	324,206	—	324,206
2.36%	Semi-Annual	3 month LIBOR	Quarterly	03/30/20	(a)	03/29/30	USD	120,060	(4,029,210)	—	(4,029,210)
3 month LIBOR	Quarterly	2.45%	Semi-Annual	05/18/21	(a)	05/18/31	USD	24,530	794,543	—	794,543
3 month LIBOR	Quarterly	2.10%	Semi-Annual	06/22/21	(a)	06/22/31	USD	11,990	11,187	—	11,187
0.36%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/04/34	JPY	686,850	(192,726)	—	(192,726)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		02/08/34	JPY	2,063,230	(523,013)	—	(523,013)
0.34%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		03/14/34	JPY	832,160	(206,882)	—	(206,882)
2.33%	Semi-Annual	3 month LIBOR	Quarterly	06/24/24(a)		06/24/34	USD	8,600	(1,396)	—	(1,396)
0.62%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		12/14/38	JPY	745,100	(462,985)	—	(462,985)
0.41%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		04/03/39	JPY	957,530	(236,804)	—	(236,804)
0.33%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/10/39	JPY	765,570	(68,254)	—	(68,254)
0.30%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	N/A		06/17/39	JPY	762,350	(19,227)	—	(19,227)
0.72%	Semi-Annual	6 month JPY LIBOR	Semi-Annual	03/21/24	(a)	03/21/44	JPY	511,110	(215,568)	—	(215,568)
6 month EURIBOR	Semi-Annual	1.92%	Annual	01/20/28	(a)	01/20/48	EUR	5,940	1,093,384	—	1,093,384
3.35%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/09/48	USD	57,820	(14,508,637)	—	(14,508,637)
2.91%	Semi-Annual	3 month BA	Semi-Annual	N/A		12/03/48	CAD	5,986	(841,771)	(1,478)	(840,293)
6 month EURIBOR	Semi-Annual	1.46%	Annual	N/A		12/04/48	EUR	4,198	1,015,851	89	1,015,762
1.73%	Semi-Annual	6 month GBP LIBOR	Semi-Annual	N/A		12/04/48	GBP	3,137	(498,229)	4,362	(502,591)
3 month STIBOR	Quarterly	1.68%	Annual	N/A		12/06/48	SEK	44,677	813,330	6,208	807,122
6 month CIBOR	Semi-Annual	1.53%	Annual	N/A		12/06/48	DKK	30,806	1,075,619	1,770	1,073,849
3.19%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/07/48	USD	4,688	(1,001,391)	(4,192)	(997,199)
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		01/09/49	USD	7,298	(1,059,105)	—	(1,059,105)
2.37%	Semi-Annual	3 month LIBOR	Quarterly	06/15/20	(a)	06/15/50	USD	44,280	(1,261,199)	—	(1,261,199)
3 month LIBOR	Quarterly	3.08%	Semi-Annual	02/20/23	(a)	02/20/53	USD	12,220	1,982,387	—	1,982,387

									$ (18,579,086)	$ 258,845	$ (18,837,931)

(a)	Forward Swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/19	USD	2,843	$384,323	$138,378	$245,945
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/20	USD	5,480	(229,133)	(222,572)	(6,561)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/20	EUR	780	247,489	41,668	205,821
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	2,550	(123,647)	(115,002)	(8,645)
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	8,510	(412,639)	(382,048)	(30,591)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/20	USD	61,427	(399,808)	134,411	(534,219)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	61,427	(448,663)	224,474	(673,137)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(127,255)	(1,400)	(125,855)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	7,952	(101,196)	(12,153)	(89,043)

CONSOLIDATED SCHEDULES OF INVESTMENTS	123

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	12,048	$(153,313)	$(16,732)	$(136,581)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(130,331)	(8,368)	(121,963)
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	11,500	(149,881)	(12,763)	(137,118)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(37,271)	(5,311)	(31,960)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(37,271)	(4,167)	(33,104)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(37,271)	(5,626)	(31,645)
ITOCHU Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	320,235	(40,700)	(6,389)	(34,311)
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	475,732	(61,389)	(20,675)	(40,714)
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(37,842)	(11,009)	(26,833)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	293,255	(37,615)	(3,193)	(34,422)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	586,510	(75,230)	(8,739)	(66,491)
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	10,000	(128,624)	(4,190)	(124,434)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	8,220	(127,556)	54,245	(181,801)
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas SA	12/20/20	EUR	4,650	(72,158)	32,184	(104,342)
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	6,050	(93,883)	18,207	(112,090)
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	2,410	(37,398)	17,006	(54,404)
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank plc	12/20/20	JPY	249,377	(31,569)	3,152	(34,721)
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	JPY	253,165	(32,049)	5,543	(37,592)
Westpac Banking Corp.	1.00%	Quarterly	Citibank NA	12/20/20	USD	10,000	(128,572)	(9,766)	(118,806)
Wind Tre SpA	5.00%	Quarterly	Credit Suisse International	12/20/20	EUR	2,600	(199,021)	(127,517)	(71,504)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	580	256,565	159,367	97,198
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/21	USD	1,650	519,426	406,926	112,500
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/21	USD	3,826	1,204,440	990,503	213,937
Frontier Communications Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/21	USD	2,843	894,856	874,758	20,098
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	769,231	(120,660)	(29,304)	(91,356)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Bank of America NA	06/20/21	JPY	1,230,769	(193,056)	(44,265)	(148,791)
ITRAXX.JPN.25.V1	1.00%	Quarterly	Barclays Bank plc	06/20/21	JPY	461,538	(72,396)	(17,914)	(54,482)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(60,330)	(15,472)	(44,858)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	769,231	(120,660)	(30,943)	(89,717)
ITRAXX.JPN.25.V1	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	JPY	384,615	(60,330)	(18,757)	(41,573)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	2,100	(61,740)	(40,531)	(21,209)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	1,600	(47,039)	(30,360)	(16,679)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Goldman Sachs International	06/20/21	EUR	910	(26,753)	(19,121)	(7,632)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Goldman Sachs International	06/20/21	EUR	910	(26,753)	(23,045)	(3,708)
Wind Tre SpA	5.00%	Quarterly	Credit Suisse International	06/20/21	EUR	3,750	(368,555)	(338,117)	(30,438)
Boparan Finance plc	5.00%	Quarterly	Goldman Sachs International	12/20/21	EUR	760	349,843	223,724	126,119
Frontier Communications Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/21	USD	1,920	661,857	574,177	87,680
Wind Tre SpA	5.00%	Quarterly	Citibank NA	12/20/21	EUR	750	(86,365)	(45,494)	(40,871)
Ally Financial, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/22	USD	4,940	(632,593)	(332,252)	(300,341)
Altice Luxembourg SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/22	EUR	1,870	(119,071)	(57,445)	(61,626)
Transocean, Inc.	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/22	USD	4,966	357,286	478,725	(121,439)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	1,500	(256,766)	(225,698)	(31,068)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	500	(100,255)	(100,425)	170
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	BNP Paribas SA	06/20/23	EUR	800	(160,407)	(151,792)	(8,615)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	4,000	(802,037)	(708,572)	(93,465)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	800	(160,407)	(149,157)	(11,250)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(160,407)	(140,792)	(19,615)
Smurfit Kappa Acquisitions ULC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	800	(160,407)	(143,357)	(17,050)
Unitymedia GmbH	5.00%	Quarterly	Barclays Bank plc	06/20/23	EUR	740	(154,370)	(143,717)	(10,653)
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,360	(492,315)	(456,285)	(36,030)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/23	EUR	830	(174,550)	(122,600)	(51,950)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	900	(189,271)	(142,021)	(47,250)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,400	(294,422)	(203,259)	(91,163)
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	550	(115,666)	(80,260)	(35,406)
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	600	(126,181)	(92,416)	(33,765)

124	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,538	$(282,298)	$(276,959)	$(5,339)
Cable & Wireless International Finance BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,460	(267,900)	(275,817)	7,917
Cable & Wireless International Finance BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	1,000	(183,493)	(189,294)	5,801
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	5,660	(173,472)	261,100	(434,572)
DISH DBS Corp.	5.00%	Quarterly	Goldman Sachs International	12/20/23	USD	5,680	(174,084)	182,793	(356,877)
INEOS Group Holdings SA	5.00%	Quarterly	Barclays Bank plc	12/20/23	EUR	2,900	(439,249)	(199,095)	(240,154)
INEOS Group Holdings SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	3,780	(572,538)	(245,269)	(327,269)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	3,780	173,307	289,576	(116,269)
KB Home	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	5,714	(793,405)	(429,742)	(363,663)
NXP BV	5.00%	Quarterly	BNP Paribas SA	12/20/23	EUR	865	(158,117)	(178,630)	20,513
NXP BV	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	339	(61,967)	(67,006)	5,039
NXP BV	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	EUR	725	(132,526)	(141,951)	9,425
Realogy Group LLC	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,856	239,087	(25,103)	264,190
RR Donnelley & Sons Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	12/20/23	USD	2,860	357,771	129,950	227,821
SoftBank Group Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/23	JPY	717,212	136,337	294,216	(157,879)
Sunrise Communications Holdings SA	5.00%	Quarterly	Citibank NA	12/20/23	EUR	1,970	(441,308)	(437,678)	(3,630)
Synlab Unsecured Bondco plc	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	1,890	(324,977)	(324,388)	(589)
UPC Holding BV	5.00%	Quarterly	Citibank NA	12/20/23	EUR	1,590	(369,624)	(227,387)	(142,237)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	3,150	(732,275)	(565,804)	(166,471)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	822	(191,185)	(158,100)	(33,085)
Altice Finco SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,950	(106,352)	(89,566)	(16,786)
Altice France SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	700	(81,781)	(40,928)	(40,853)
Altice France SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	300	(35,048)	(12,017)	(23,031)
Altice France SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	50	(5,841)	(2,567)	(3,274)
Altice France SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	100	(11,683)	(3,938)	(7,745)
Altice France SA	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	2,709	(316,491)	(184,999)	(131,492)
Altice France SA	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	1,161	(135,639)	(79,285)	(56,354)
Altice Luxembourg SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,122	(2,614)	25,531	(28,145)
Ardagh Packaging Finance plc	5.00%	Quarterly	Citibank NA	06/20/24	EUR	3,800	(659,405)	(551,405)	(108,000)
Argentine Republic	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	5,489	893,863	730,867	162,996
Argentine Republic	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	3,156	513,943	401,223	112,720
Argentine Republic	5.00%	Quarterly	HSBC Bank plc	06/20/24	USD	5,870	955,907	715,006	240,901
Barclays plc	1.00%	Quarterly	Citibank NA	06/20/24	EUR	3,750	144,473	266,608	(122,135)
BMW Finance NV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	7,470	(212,564)	(147,990)	(64,574)
British Telecommunications plc	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	3,735	(62,621)	(22,395)	(40,226)
British Telecommunications plc	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	3,735	(62,621)	(30,516)	(32,105)
Caterpillar, Inc.	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	4,860	(139,000)	(117,767)	(21,233)
Caterpillar, Inc.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	7,750	(221,657)	(198,246)	(23,411)
CBS Corp.	1.00%	Quarterly	Citibank NA	06/20/24	USD	8,000	(124,019)	(113,730)	(10,289)
Chesapeake Energy Corp.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,920	232,875	77,060	155,815
CMA CGM SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	540	137,621	126,949	10,672
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,600	407,769	444,930	(37,161)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,900	484,224	525,844	(41,620)
Commerzbank AG	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	4,151	(72,614)	(24,893)	(47,721)
Commerzbank AG	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	10,849	(189,776)	(35,609)	(154,167)
Daimler AG	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	7,470	(194,490)	(123,008)	(71,482)
Deutsche Bank AG	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	7,570	(129,820)	(126,980)	(2,840)
Deutsche Lufthansa AG	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	6,070	(126,375)	(142,715)	16,340
Devon Energy Corp.	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	6,818	(42,761)	(40,467)	(2,294)
Elis SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	700	(156,486)	(133,061)	(23,425)
Elis SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,700	(380,038)	(332,198)	(47,840)
Elis SA	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,130	(252,613)	(220,778)	(31,835)
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	3,700	(57,447)	(16,137)	(41,310)
Enel SpA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	3,760	(58,378)	(18,456)	(39,922)
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	86,350	1,971,669	2,775,295	(803,626)
Federative Republic of Brazil	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	24,000	548,003	771,362	(223,359)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	108,170	2,469,895	3,513,989	(1,044,094)

CONSOLIDATED SCHEDULES OF INVESTMENTS	125

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	29,977	$684,479	$973,826	$(289,347)
Federative Republic of Brazil	1.00%	Quarterly	Citibank NA	06/20/24	USD	188,829	4,311,620	5,628,775	(1,317,155)
Ford Motor Co.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	4,860	(668,175)	(629,119)	(39,056)
Freeport-McMoRan, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,940	70,754	127,282	(56,528)
Freeport-McMoRan, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	4,850	176,885	153,669	23,216
Freeport-McMoRan, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	2,910	106,131	88,768	17,363
Hapag-Lloyd AG	5.00%	Quarterly	Citibank NA	06/20/24	EUR	400	(7,097)	13,779	(20,876)
Hapag-Lloyd AG	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	3,350	(59,431)	122,784	(182,215)
INTESA SANPAOLO SPA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	7,050	714,968	844,710	(129,742)
ITV plc	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	2,680	(563,905)	(534,694)	(29,211)
ITV plc	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	1,800	(378,742)	(349,986)	(28,756)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,122	71,855	47,025	24,830
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,890	121,040	150,164	(29,124)
Jaguar Land Rover Automotive plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	748	47,904	31,350	16,554
Jaguar Land Rover Automotive plc	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,870	119,759	84,269	35,490
JPMorgan Structured Products BV	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	2,443	270,680	234,060	36,620
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	344	111	5,787	(5,676)
Kraft Heinz Foods Co.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	1,721	558	30,599	(30,041)
Ladbrokes Group Finance plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,098	11,337	34,882	(23,545)
Lloyds Banking Group plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	5,620	137,336	290,916	(153,580)
Lloyds Banking Group plc	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	3,750	91,639	226,655	(135,016)
Marks & Spencer plc	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	8,880	370,701	332,894	37,807
Marks & Spencer plc	1.00%	Quarterly	Citibank NA	06/20/24	EUR	1,900	79,317	92,916	(13,599)
Marks & Spencer plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	1,825	76,186	78,357	(2,171)
Next Group plc	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	12,200	58,205	248,149	(189,944)
OI European Group BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,300	(245,263)	(226,226)	(19,037)
OTE plc	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	3,800	(1,001,587)	(882,559)	(119,028)
Rallye SA	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,107	1,106,017	954,917	151,100
Republic of Colombia	1.00%	Quarterly	Citibank NA	06/20/24	USD	134,968	(597,535)	1,256,453	(1,853,988)
Republic of Italy	1.00%	Quarterly	Citibank NA	06/20/24	USD	1,860	80,711	80,480	231
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	133,600	4,129,267	5,645,943	(1,516,676)
Republic of South Africa	1.00%	Quarterly	Goldman Sachs International	06/20/24	USD	3,780	116,831	143,003	(26,172)
Republic of the Philippines	1.00%	Quarterly	Citibank NA	06/20/24	USD	106,000	(2,647,057)	(1,600,336)	(1,046,721)
Republic of Turkey	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	28,865	3,651,477	2,746,587	904,890
Republic of Turkey	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	33,190	4,198,597	3,181,870	1,016,727
Royal Bank of Scotland Group plc	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	7,590	(21,981)	41,045	(63,026)
Royal Bank of Scotland Group plc	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	5,600	(16,218)	95,921	(112,139)
Santander Issuances SAU	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	31,000	229,711	1,211,282	(981,571)
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	USD	1,875	(214,169)	(150,656)	(63,513)
Standard Chartered plc	1.00%	Quarterly	Citibank NA	06/20/24	EUR	10,500	20,524	227,805	(207,281)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	810	23,436	27,076	(3,640)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	4,860	140,620	145,080	(4,460)
Staples, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	USD	1,000	28,934	17,015	11,919
Staples, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	1,100	31,828	57,886	(26,058)
State of Qatar	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	USD	20,000	(353,007)	(290,912)	(62,095)
STMicroelectronics NV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	3,500	(90,269)	(63,887)	(26,382)
Sudzucker International Finance BV	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	2,800	7,542	57,245	(49,703)
Sudzucker International Finance BV	1.00%	Quarterly	Citibank NA	06/20/24	EUR	2,820	7,595	57,467	(49,872)
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,823	58,173	31,596	26,577
TDC A/S	1.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,870	59,661	35,202	24,459
Telia Co. AB	1.00%	Quarterly	Barclays Bank plc	06/20/24	EUR	7,000	(257,351)	(215,022)	(42,329)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	(10,367)	(98,820)	88,453
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,750	(10,367)	(98,820)	88,453

126	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Buy Protection (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Tenet Healthcare Corp.	5.00%	Quarterly	Goldman Sachs International	06/20/24	USD	2,785	$(10,498)	$(100,165)	$89,667
Tenet Healthcare Corp.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	USD	1,000	(3,770)	(13,718)	9,948
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/24	EUR	5,590	(17,276)	78,931	(96,207)
thyssenkrupp AG	1.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	5,600	327,930	388,844	(60,914)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,199	(244,378)	(233,548)	(10,830)
TWDC Enterprises 18 Corp.	1.00%	Quarterly	BNP Paribas SA	06/20/24	USD	6,080	(239,704)	(234,300)	(5,404)
UniCredit SpA	1.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	1,840	176,035	217,925	(41,890)
UniCredit SpA	1.00%	Quarterly	Citibank NA	06/20/24	EUR	6,210	594,118	793,574	(199,456)
United Group BV	5.00%	Quarterly	Goldman Sachs International	06/20/24	EUR	2,660	(361,137)	(245,673)	(115,464)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	85,706	420,546	1,434,290	(1,013,744)
United Mexican States	1.00%	Quarterly	Citibank NA	06/20/24	USD	23,168	113,684	387,723	(274,039)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	137,693	675,642	2,379,823	(1,704,181)
United Mexican States	1.00%	Quarterly	HSBC Bank plc	06/20/24	USD	37,222	182,643	643,323	(460,680)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	287	(71,694)	(71,078)	(616)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	31	(7,737)	(7,670)	(67)
UPC Holding BV	5.00%	Quarterly	BNP Paribas SA	06/20/24	EUR	774	(193,418)	(191,757)	(1,661)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	1,830	(465,603)	(370,612)	(94,991)
UPC Holding BV	5.00%	Quarterly	Citibank NA	06/20/24	EUR	3,700	(941,384)	(768,869)	(172,515)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	3,750	(954,105)	(880,488)	(73,617)
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	3,750	(954,105)	(878,963)	(75,142)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	EUR	1,750	(445,249)	(411,599)	(33,650)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	1,870	(403,996)	(363,145)	(40,851)
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/24	EUR	5,210	(1,125,572)	(926,196)	(199,376)
Xerox Corp.	1.00%	Quarterly	Barclays Bank plc	06/20/24	USD	4,920	194,918	275,450	(80,532)
CMBX.NA.7.AA	1.50%	Monthly	Goldman Sachs International	01/17/47	USD	2,292	(69,265)	144,521	(213,786)
CMBX.NA.9.AAA	0.50%	Monthly	Credit Suisse International	09/17/58	USD	12,070	(123,257)	140,921	(264,178)
CMBX.NA.9.AAA	0.50%	Monthly	Deutsche Bank AG	09/17/58	USD	9,670	(98,748)	114,407	(213,155)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	6,760	(69,032)	78,926	(147,958)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	8,150	(83,227)	95,157	(178,384)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,820	(79,857)	98,433	(178,290)
CMBX.NA.9.AAA	0.50%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	7,000	(71,483)	97,922	(169,405)
CMBX.NA.9.BBB-	3.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	4,870	159,877	168,605	(8,728)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,421	46,650	80,416	(33,766)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	1,674	54,956	94,733	(39,777)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	7,010	(60,634)	(1,028)	(59,606)
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	16,226	(140,345)	(12,207)	(128,138)
CMBX.NA.6.BBB-	3.00%	Monthly	JPMorgan Securities LLC	05/11/63	USD	2,440	244,347	229,105	15,242

							$6,796,970	$27,423,347	$(20,626,377)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	06/20/20	BBB+	USD	61,427	$399,808	$(151,430)	$551,238
People’s Republic of China	1.00%	Quarterly	Barclays Bank plc	09/20/20	A+	USD	10,000	111,710	(19,461)	131,171
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	10,000	111,710	(20,598)	132,308
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	BBB+	USD	61,427	448,663	(199,770)	648,433
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	20,000	277,728	(163,924)	441,652
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/21	B-	EUR	1,600	(247,908)	(262,666)	14,758
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/21	B-	EUR	1,850	(286,643)	(270,840)	(15,803)
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/23	B-	USD	5,480	275,234	352,860	(77,626)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	2,790	140,132	100,378	39,754

CONSOLIDATED SCHEDULES OF INVESTMENTS	127

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	1,674	$84,080	$61,517	$22,563
Boparan Finance plc	5.00%	Quarterly	Barclays Bank plc	06/20/23	CCC+	EUR	930	(461,584)	(69,981)	(391,603)
Boparan Finance plc	5.00%	Quarterly	Citibank NA	06/20/23	CCC+	EUR	1,450	(719,674)	(88,988)	(630,686)
Boparan Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/23	CCC+	EUR	1,070	(531,069)	(75,129)	(455,940)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	B	EUR	31	(7,881)	(3,859)	(4,022)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	B	EUR	1,270	(324,645)	(107,311)	(217,334)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America NA	06/20/23	B	EUR	311	(79,603)	(38,974)	(40,629)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	92	(23,438)	(9,412)	(14,026)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	548	(139,961)	(57,954)	(82,007)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	78	(20,019)	(8,289)	(11,730)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	124	(31,775)	(13,157)	(18,618)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	1,292	(330,390)	(132,672)	(197,718)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	200	(51,125)	(20,942)	(30,183)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	240	(61,350)	(19,622)	(41,728)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	230	(58,794)	(18,804)	(39,990)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	1,180	(301,639)	(147,237)	(154,402)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	20	(5,112)	(1,635)	(3,477)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	1,070	(273,520)	(87,481)	(186,039)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas SA	06/20/23	B	EUR	20	(5,112)	(1,635)	(3,477)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	620	(158,488)	(66,229)	(92,259)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	1,051	(268,722)	(119,663)	(149,059)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	699	(178,578)	(82,447)	(96,131)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	9	(2,343)	(1,082)	(1,261)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	254	(64,864)	(28,884)	(35,980)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	851	(217,635)	(87,394)	(130,241)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	703	(179,754)	(83,780)	(95,974)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank NA	06/20/23	B	EUR	31	(7,876)	(3,507)	(4,369)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	20	(5,112)	(1,651)	(3,461)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	240	(61,350)	(19,810)	(41,540)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	20	(5,112)	(1,619)	(3,493)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	738	(188,742)	(81,738)	(107,004)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	12	(3,153)	(1,314)	(1,839)

128	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	250	$(63,906)	$(20,241)	$(43,665)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	19	(4,731)	(1,972)	(2,759)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	102	(25,970)	(10,825)	(15,145)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	152	(38,956)	(16,238)	(22,718)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	1,420	(362,988)	(227,611)	(135,377)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	976	(249,410)	(78,996)	(170,414)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	31	(7,884)	(3,511)	(4,373)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	555	(141,860)	(59,131)	(82,729)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B	EUR	254	(64,927)	(28,912)	(36,015)
Casino Guichard Perrachon SA	1.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B	EUR	2,463	(629,534)	(292,209)	(337,325)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	1,000	(139,120)	10,992	(150,112)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	900	(125,208)	(2,125)	(123,083)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Morgan Stanley & Co. International plc	06/20/23	B-	EUR	1,350	(187,812)	(10,440)	(177,372)
Hema Bondco I BV	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	B-	EUR	1,200	(83,699)	40,598	(124,297)
Thomas Cook Group plc	5.00%	Quarterly	Citibank NA	06/20/23	CCC+	EUR	351	(248,712)	38,220	(286,932)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	CCC+	EUR	649	(460,578)	69,255	(529,833)
Thomas Cook Group plc	5.00%	Quarterly	Goldman Sachs International	06/20/23	CCC+	EUR	898	(636,742)	94,896	(731,638)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	B	EUR	1,485	(411,157)	(210,806)	(200,351)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	175	(27,600)	3,011	(30,611)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	12/20/23	B-	EUR	765	(120,336)	13,128	(133,464)
UniCredit SpA	1.00%	Quarterly	BNP Paribas SA	12/20/23	NR	EUR	3,041	(13,502)	(112,016)	98,514
UniCredit SpA	1.00%	Quarterly	Citibank NA	12/20/23	NR	EUR	3,600	(15,984)	(176,668)	160,684
UniCredit SpA	1.00%	Quarterly	HSBC Bank plc	12/20/23	NR	EUR	379	(1,682)	(14,836)	13,154
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	6,147	230,365	204,750	25,615
21st Century Fox America, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	A	USD	6,108	228,896	214,628	14,268
Advanced Micro Devices, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	BB-	USD	3,890	785,420	758,980	26,440
Advanced Micro Devices, Inc.	5.00%	Quarterly	Credit Suisse International	06/20/24	BB-	USD	4,910	991,366	903,821	87,545
Advanced Micro Devices, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	BB-	USD	2,910	587,551	551,053	36,498
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(405,141)	(314,716)	(90,425)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/24	B	EUR	1,365	(405,141)	(297,011)	(108,130)
Dell, Inc.	1.00%	Quarterly	Bank of America NA	06/20/24	BB-	USD	2,235	(144,533)	(146,038)	1,505
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	BB-	USD	2,230	(144,209)	(176,698)	32,489
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	BB-	USD	2,450	(158,436)	(160,284)	1,848
Dell, Inc.	1.00%	Quarterly	BNP Paribas SA	06/20/24	BB-	USD	2,430	(157,143)	(162,924)	5,781
Federative Republic of Brazil	1.00%	Quarterly	Bank of America NA	06/20/24	BB-	USD	113	(2,580)	(3,426)	846

CONSOLIDATED SCHEDULES OF INVESTMENTS	129

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	B-	EUR	1,117	$(194,353)	$(241,292)	$46,939
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	770	(133,976)	(160,380)	26,404
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B-	EUR	783	(136,236)	(172,717)	36,481
HCA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	BB-	USD	1,920	349,072	323,349	25,723
HCA, Inc.	5.00%	Quarterly	Barclays Bank plc	06/20/24	BB-	USD	4,860	883,588	856,165	27,423
HCA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/24	BB-	USD	2,945	535,425	487,415	48,010
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BB-	USD	2,160	392,706	363,574	29,132
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BB-	USD	1,215	220,897	198,145	22,752
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank NA	06/20/24	BB-	USD	750	136,357	120,475	15,882
Sprint Communications, Inc.	5.00%	Quarterly	BNP Paribas SA	06/20/24	B	USD	1,965	224,449	111,937	112,512
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	3,920	447,756	248,105	199,651
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	4,910	560,838	344,542	216,296
Sprint Communications, Inc.	5.00%	Quarterly	Citibank NA	06/20/24	B	USD	975	111,368	100,059	11,309
Sunrise Communications Holdings SA	5.00%	Quarterly	BNP Paribas SA	06/20/24	BBB-	EUR	1,760	428,902	427,152	1,750
Telecom Italia SpA	1.00%	Quarterly	BNP Paribas SA	06/20/24	BB+	EUR	3,230	(194,362)	(291,767)	97,405
Telecom Italia SpA	1.00%	Quarterly	Credit Suisse International	06/20/24	BB+	EUR	3,750	(225,652)	(339,268)	113,616
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	BB+	EUR	130	(7,823)	(11,884)	4,061
Telecom Italia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/24	BB+	EUR	1,170	(70,403)	(106,953)	36,550
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/25	B	EUR	2,830	650,312	447,623	202,689
Tesco plc	1.00%	Quarterly	Barclays Bank plc	12/20/25	BB+	EUR	1,000	(21,944)	(27,520)	5,576
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	581	(74,327)	(86,454)	12,127
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	66	(8,476)	(9,859)	1,383
Telecom Italia SpA	1.00%	Quarterly	Citibank NA	06/20/26	BB+	EUR	2,014	(257,536)	(299,554)	42,018
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	B	EUR	1,772	429,976	312,141	117,835
Virgin Media Finance plc	5.00%	Quarterly	Credit Suisse International	06/20/26	B	EUR	9,130	2,215,555	1,861,252	354,303
Ziggo Bond Co. BV	5.00%	Quarterly	Citibank NA	12/20/26	B-	EUR	2,500	505,837	308,550	197,287
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	380	(25,014)	(36,573)	11,559
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	3,510	(231,047)	(337,819)	106,772
Tesco plc	1.00%	Quarterly	Morgan Stanley & Co. International plc	12/20/28	BB+	EUR	12,770	(840,592)	(1,229,046)	388,454
Virgin Media Finance plc .	5.00%	Quarterly	Credit Suisse International	06/20/29	B	EUR	3,660	1,053,948	900,748	153,200
CMBX.NA.7.AA	1.50%	Monthly	Credit Suisse International	01/17/47	NR	USD	2,292	69,267	(169,599)	238,866
CMBX.NA.4.AM	0.50%	Monthly	Deutsche Bank AG	02/17/51	NR	USD	—	(2)	(61)	59
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	NR	USD	4,101	61,510	(218,752)	280,262
CMBX.NA.8.A	2.00%	Monthly	Morgan Stanley & Co. International plc	10/17/57	NR	USD	150	2,250	(17,058)	19,308
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	3,788	(124,357)	(370,882)	246,525
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	7,185	(235,878)	(810,173)	574,295
CMBX.NA.9.BBB-	3.00%	Monthly	Goldman Sachs International	09/17/58	NR	USD	685	(22,488)	(72,274)	49,786
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	2,564	(84,174)	(221,129)	136,955
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	1,674	(54,955)	(173,525)	118,570

130	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	JPMorgan Securities LLC	09/17/58	NR	USD	3,780	$(124,094)	$(454,988)	$330,894
CMBX.NA.10.BBB-	3.00%	Monthly	JPMorgan Securities LLC	11/17/59	NR	USD	270	(8,588)	(22,757)	14,169
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB	USD	2,440	(244,347)	(189,556)	(54,791)

								$(150,400)	$(341,044)	$190,644

(a)	Using S&P Global Rating’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	9.48%	At Termination	Citibank NA	N/A		01/02/20	BRL	223,443	$4,276,410	$—	$4,276,410
1 day BZDIOVER	At Termination	12.17%	At Termination	JPMorgan Chase Bank NA	N/A		01/04/21	BRL	58,515	3,818,091	—	3,818,091
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	N/A		05/16/21	USD	5,230	(144,263)	—	(144,263)
3 month KLIBOR	Quarterly	3.44%	Quarterly	Citibank NA	09/18/19	(a)	09/18/22	MYR	309,350	256,592	—	256,592
3 month KLIBOR	Quarterly	3.47%	Quarterly	Citibank NA	09/18/19	(a)	09/18/22	MYR	264,847	271,275	—	271,275
3 month KLIBOR	Quarterly	3.46%	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/22	MYR	261,872	239,586	—	239,586
1 day BZDIOVER	At Termination	12.40%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	29,476	3,337,103	—	3,337,103
1 day BZDIOVER	At Termination	8.20%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	91,201	1,511,332	—	1,511,332
1 day BZDIOVER	At Termination	8.26%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	90,667	1,534,296	—	1,534,296
1 day BZDIOVER	At Termination	8.27%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	307,031	5,226,539	—	5,226,539
1 day BZDIOVER	At Termination	8.38%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	74,851	1,448,591	—	1,448,591
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	17,491	733,021	—	733,021
1 day BZDIOVER	At Termination	9.45%	At Termination	JPMorgan Chase Bank NA	N/A		01/02/23	BRL	82,529	3,458,712	—	3,458,712
3.12%	Quarterly	1 week CNREPOFI	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	704,208	(830,464)	—	(830,464)
2.99%	Quarterly	1 week CNREPOFI	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	CNY	634,790	(210,540)	—	(210,540)
3.11%	Quarterly	1 week CNREPOFI	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	CNY	256,431	(293,781)	—	(293,781)
2.99%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	719,190	(252,563)	—	(252,563)
3.08%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	267,888	(243,832)	—	(243,832)
3.09%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	241,099	(243,778)	—	(243,778)
3.09%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	160,733	(162,519)	—	(162,519)
3.10%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	09/18/19	(a)	09/18/24	CNY	495,555	(517,729)	—	(517,729)

CONSOLIDATED SCHEDULES OF INVESTMENTS	131

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.10%	Quarterly	1 week CNREPOFI	Quarterly	HSBC Bank plc	09/18/19	(a)	09/18/24	CNY	260,460	$(284,380)	$—	$(284,380)
3.10%	Quarterly	1 week CNREPOFI	Quarterly	HSBC Bank plc	09/18/19	(a)	09/18/24	CNY	268,046	(293,564)	—	(293,564)
3.08%	Quarterly	1 week CNREPOFI	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	CNY	245,300	(223,273)	—	(223,273)
1 day BZDIOVER	At Termination	7.32%	At Termination	Citibank NA	N/A		01/02/25	BRL	76,200	397,714	—	397,714
1 day BZDIOVER	At Termination	8.67%	At Termination	Citibank NA	N/A		01/02/25	BRL	224,042	6,352,336	—	6,352,336
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	N/A		07/17/25	MXN	301,428	(776,682)	—	(776,682)
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	N/A		08/06/25	MXN	904,077	(2,386,463)	—	(2,386,463)
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		08/11/25	MXN	309,728	824,067	—	824,067
6.31%	Monthly	28 day MXIBTIIE	Monthly	Bank of America NA	N/A		08/11/25	MXN	309,728	824,067	—	824,067
6.31%	Monthly	28 day MXIBTIIE	Monthly	Deutsche Bank AG	N/A		08/11/25	MXN	1,149,713	3,067,409	—	3,067,409
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	N/A		12/05/25	MXN	35,971	(105,249)	—	(105,249)
28 day MXIBTIIE	Monthly	6.02%	Monthly	Citibank NA	N/A		03/24/26	MXN	969,089	(3,690,203)	—	(3,690,203)
7.64%	Monthly	28 day MXIBTIIE	Monthly	UBS AG	N/A		11/18/26	MXN	517,782	(362,387)	—	(362,387)
7.71%	Monthly	28 day MXIBTIIE	Monthly	BNP Paribas SA	N/A		11/19/26	MXN	1,002,958	(917,673)	—	(917,673)

										$25,637,798	$—	$25,637,798

(a)	Forward Swap.

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
1 month LIBOR plus 0.31%	At Termination	iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	JPMorgan Chase Bank NA	07/12/19	USD	1,400	$7,559,787	$—	$7,559,787
Charter Communications, Inc.	Monthly	1 month LIBOR plus 0.10%	Monthly	Citibank NA	08/06/19	USD	4	(28,981)	—	(28,981)
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1 month LIBOR minus 0.70%	Monthly	BNP Paribas SA	08/06/19	USD	56	(85,801)	—	(85,801)
Charter Communications, Inc.	Monthly	1 month LIBOR plus 0.05%	Monthly	BNP Paribas SA	08/27/19	USD	8	(137,430)	—	(137,430)
1 month LIBOR plus 0.25%	Monthly	iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	JPMorgan Chase Bank NA	09/20/19	USD	900	542,360	—	542,360

132	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/Reference	Frequency	Rate/Reference	Frequency
3 month LIBOR	Quarterly	iBoxx USD Liquid High Yield Total Return Index	At Termination	JPMorgan Chase Bank NA	09/20/19	USD	4,389	$336,048	$(63)	$336,111
3 month LIBOR plus 0.24%	At Termination	iShares iBoxx $ Investment Grade Corporate Bond ETF	At Termination	Citibank NA	09/20/19	USD	2,090	2,194,500	—	2,194,500
Superior Energy Services, Inc.	Quarterly	3 month LIBOR minus 0.30%	Quarterly	Merrill Lynch International	10/15/19	USD	197	740,187	—	740,187
Consumer Staples Select Sector SPDR Fund	Monthly	1 month LIBOR	Monthly	Merrill Lynch International	11/13/19	USD	230	134,281	—	134,281
Energy Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.10%	Quarterly	Merrill Lynch International	11/13/19	USD	182	(516,664)	—	(516,664)
Materials Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.05%	Monthly	Merrill Lynch International	11/13/19	USD	208	(142,353)	—	(142,353)
Utilities Select Sector SPDR Fund	Monthly	1 month LIBOR minus 0.15%	Monthly	Merrill Lynch International	11/13/19	USD	255	27,011	—	27,011
1 month LIBOR minus 0.40%	Monthly	iShares iBoxx High Yield Corporate Bond ETF	Monthly	Citibank NA	11/21/19	USD	1,100	(181,045)	—	(181,045)
1 month LIBOR minus 0.10%	Monthly	SPDR Bloomberg Barclays High Yield Bond ETF	Monthly	Citibank NA	11/25/19	USD	2,000	(541,936)	—	(541,936)
Canadian Natural Resources Ltd.	Quarterly	3 month LIBOR minus 0.45%	Quarterly	BNP Paribas SA	11/27/19	USD	56	(52,813)	—	(52,813)
1 month LIBOR plus 0.35%	Monthly	iShares JP Morgan USD Emerging Markets Bond ETF	Monthly	Citibank NA	12/11/19	USD	2,460	4,826,743	—	4,826,743
Superior Energy Services, Inc.	Quarterly	3 month LIBOR minus 0.45%	Quarterly	BNP Paribas SA	01/31/20	USD	175	402,908	—	402,908
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1 month LIBOR minus 0.47%	Monthly	Merrill Lynch International	03/17/20	USD	121	(234,700)	—	(234,700)
Occidental Petroleum Corp.	Quarterly	3 month LIBOR	Quarterly	BNP Paribas SA	05/15/20	USD	129	347,407	—	347,407
Superior Energy Services, Inc.	Quarterly	3 month LIBOR minus 0.15%	Quarterly	Citibank NA	05/15/20	USD	763	1,026,612	—	1,026,612
Intelsat SA	Quarterly	3 month LIBOR minus 0.52%	Quarterly	Credit Suisse International	06/11/20	USD	219	(7,799)	—	(7,799)
Quorum Health Corp.	Quarterly	3 month LIBOR minus 1.25%	Quarterly	JPMorgan Chase Bank NA	06/11/20	USD	548	15,757	—	15,757
Sprint Corp.	Quarterly	3 month LIBOR	Quarterly	Citibank NA	06/11/20	USD	548	7,812	—	7,812

								$16,231,891	$(63)	$16,231,954

CONSOLIDATED SCHEDULES OF INVESTMENTS	133

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

OTC Total Return — Correlation Swaps

Reference	Strike Correlation rate		Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
GBP/USD - GBP/EUR	75.00	% (a)	Citibank NA	01/15/22	GBP	25	$(197,469)	$(148)	$(197,321)
GBP/USD - GBP/EUR	76.50	% (a)	Citibank NA	01/15/22	GBP	34	(202,173)	—	(202,173)

							$(399,642)	$(148)	$(399,494)

(a)	At expiration, the Fund pays or receives an amount based on the difference between the strike correlation rate and the realized price correlation.

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Merrill Lynch International	02/15/23	$(11,891,845)	$(766,068	)(b)	$(12,631,653)	0.2%

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-1100 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

1-Month Canada Bankers Acceptance

Euro Interbank Offer Rate:

EUR 1 Week

Intercontinental Exchange LIBOR:

GBP 1 Week

USD 1 Week

(b)	Amount includes $(26,260) of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Merrill Lynch International, as of June 30, 2019, expiration date 02/15/23:

	Shares	Value	% of Basket Value
Reference Entity — Long

Austria
Erste Group Bank AG	15,417	$571,727	(4.5)%

France
BNP Paribas SA	57,203	2,711,725	(21.5)
Casino Guichard Perrachon SA	22,221	758,025	(6.0)
Credit Agricole SA	65,692	783,884	(6.2)
Europcar Mobility Group	157,491	1,120,916	(8.9)
		5,374,550

Germany
Tele Columbus AG	498,346	1,000,738	(7.9)

Greece
National Bank of Greece SA	135,312	370,678	(2.9)

Ireland
Smurfit Kappa Group plc	42,688	1,293,551	(10.2)

Italy
Telecom Italia SpA	6,595,283	3,600,733	(28.5)

Luxembourg
SES SA	154,312	2,412,687	(19.1)

	Shares	Value	% of Basket Value

Netherlands
Altice NV	327,695	$1,173,692	(9.3)%

Spain
Banco de Sabadell SA	1,065,780	1,104,714	(8.8)
CaixaBank SA	237,219	680,346	(5.4)

		1,785,060

United Kingdom
Arrow Global Group plc	697,536	2,010,847	(15.9)
Liberty Global plc	119,290	3,219,637	(25.5)

		5,230,484

United States
AMC Entertainment Holdings, Inc.	112,045	1,045,380	(8.3)
Constellium NV	115,987	1,164,509	(9.2)

		2,209,889

Total Reference Entity — Long		25,023,789

Reference Entity — Short

France
Casino Guichard Perrachon SA	(54,668)	(1,864,890)	14.8%

Ghana
Tullow Oil plc	(1,784,022)	(4,772,528)	37.8

Israel
Teva Pharmaceutical Industries Ltd., ADR	(181,000)	(1,670,630)	13.2

134	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

	Shares	Value	% of Basket Value

Spain
Distribuidora Internacional de Alimentacion SA	(100,000)	$(60,266)	0.5%

United States
Bausch Health Cos., Inc.	(25,000)	(630,500)	5.0
CommScope Holding Co., Inc.	(72,500)	(1,140,425)	9.0
Discovery, Inc.	(87,500)	(2,686,250)	21.3
Industrial Select Sector SPDR Fund	(23,250)	(1,800,015)	14.2
Invesco QQQ Trust	(5,000)	(933,700)	7.4
Invesco Senior Loan ETF	(190,000)	(4,305,400)	34.1
iShares iBoxx $High Yield Corporate Bond ETF	(37,500)	(3,269,250)	25.9
iShares J.P.Morgan USD Emerging Markets Bond ETF	(72,000)	(8,156,880)	64.6

	Shares	Value	% of Basket Value

United States (continued)
iShares Russell 2000 ETF	(13,500)	$(2,099,250)	16.6%
Micron Technology, Inc.	(15,000)	(578,850)	4.6
SPDR S&P 500 ETF Trust	(7,500)	(2,197,500)	17.4
Sprint Corp.	(57,500)	(377,775)	3.0
VanEck Vectors Semiconductor ETF	(7,500)	(826,350)	6.5

		(29,002,145)

Zambia
First Quantum Minerals Ltd.	(30,000)	(284,983)	2.2

Total Reference Entity — Short		(37,655,442)

Net Value of Reference Entity — Merrill Lynch International		$(12,631,653)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day Fed Funds	1 day Fed Funds	2.40%
1 month LIBOR	London Interbank Offered Rate	2.40%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.63%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.49%
3 month BA	3 month Canadian Bankers Acceptances	1.97%
3 month BBR	Australian Bank Bill Rate	1.20%
3 month JIBAR	Johannesburg Interbank Average Rate	7.03%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.46%
3 month LIBOR	London Interbank Offered Rate	2.32%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.03%	)
6 month BBR	Australian Bank Bill Rate	1.22%
6 month CIBOR	Copenhagen Interbank Offered Rate	(0.24%	)
6 month EURIBOR	Euro Interbank Offered Rate	(0.31%	)
6 month LIBOR GBP	London Interbank Offered Rate	0.85%
6 month LIBOR JPY	London Interbank Offered Rate	(0.02%	)
6 month NIBOR	Nigerian Interbank Offered rate	1.72%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$43,516,671	$(54,364,460)	$616,754,307	$(639,987,642)	$—
OTC Swaps	60,537,584	(33,455,492)	67,869,633	(47,601,176)	—
Options Written	N/A	N/A	148,734,561	(292,724,981)	(483,955,263)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULES OF INVESTMENTS	135

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$1,840,809	$—	$87,739,429	$—	$89,580,238
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	76,025,190	—	—	76,025,190
Options purchased
Investments at value — unaffiliated (b)	33,740	3,822,383	83,879,141	49,689,037	240,859,519	—	378,283,820
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	16,219,400	—	—	600,534,907	—	616,754,307
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	72,668,600	17,825,365	—	37,913,252	—	128,407,217

	$33,740	$92,710,383	$103,545,315	$125,714,227	$967,047,107	$—	$1,289,050,772

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	5,901,409	—	84,391,067	—	90,292,476
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	138,588,150	—	—	138,588,150
Options written
Options written at value	—	7,070,371	17,625,900	22,320,807	436,938,185	—	483,955,263
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	13,813,872	—	—	619,372,838	6,800,932	639,987,642
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	66,022,030	2,695,590	399,642	11,939,406	—	81,056,668

	$—	$86,906,273	$26,222,899	$161,308,599	$1,152,641,496	$6,800,932	$1,433,880,199

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$785	$—	$(60,241,829)	$—	$115,644,356	$—	$55,403,312
Forward foreign currency exchange contracts	—	—	—	23,450,421	—	—	23,450,421
Options purchased (a)	—	(2,077,149)	(71,831,845)	(140,075,760)	(9,147,400)	—	(223,132,154)
Options written	—	2,147,999	25,827,608	128,453,156	(495,305)	—	155,933,458
Swaps	—	(64,352,079)	13,467,931	477,850	(119,317,508)	(1,804,817)	(171,528,623)

	$785	$(64,281,229)	$(92,778,135)	$12,305,667	$(13,315,857)	$(1,804,817)	$(159,873,586)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	207,532	—	(99,055,003)	—	(98,847,471)
Forward foreign currency exchange contracts	—	—	—	(6,022,902)	—	—	(6,022,902)
Options purchased (b)	—	1,117,498	22,237,366	14,506,792	36,405,909	—	74,267,565
Options written	—	(4,375,486)	(1,013,057)	(8,451,470)	(121,130,155)	—	(134,970,168)
Swaps	—	(10,533,290)	6,769,816	33,460	113,008,008	(6,800,932)	102,477,062

	$—	$(13,791,278)	$28,201,657	$65,880	$(70,771,241)	$(6,800,932)	$(63,095,914)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

136	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,852,209,971
Average notional value of contracts — short	10,829,625,417
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	13,797,013,789
Average amounts sold — in USD	8,396,588,404
Options:
Average value of option contracts purchased	142,320,160
Average value of option contracts written	68,369,350
Average notional value of swaption contracts purchased	13,192,813,028
Average notional value of swaption contracts written	64,223,850,834
Credit default swaps:
Average notional value — buy protection	4,358,653,808
Average notional value — sell protection	1,931,927,870
Interest rate swaps:
Average notional value — pays fixed rate	28,454,547,933
Average notional value — receives fixed rate	28,252,639,854
Currency swaps:
Average notional value — pays fixed rate	—	(a)
Average notional value — receives fixed rate	—	(a)
Inflation swaps:
Average notional value — pays fixed rate	234,061,521
Average notional value — receives fixed rate	454,633,463
Total return swaps:
Average notional value	44,663,632

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$11,452,853	$10,658,867
Forward foreign currency exchange contracts	76,025,190	138,588,150
Options (a)	378,283,820	483,955,263
Swaps — Centrally cleared	—	848,272
Swaps — OTC (b)	128,407,217	81,056,668

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$594,169,080	$715,107,220
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(112,365,312)	(65,584,887)

Total derivative assets and liabilities subject to an MNA	$481,803,768	$649,522,333

(a)	Includes options purchased at value which is included in Investments at value –unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

CONSOLIDATED SCHEDULES OF INVESTMENTS	137

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)

Bank of America NA	$30,250,520	$(30,250,520)	$—	$—	$—
Barclays Bank plc	60,389,947	(60,389,947)	—	—	—
BNP Paribas SA	21,076,985	(20,461,584)	—	(615,401)	—
Citibank NA	71,866,784	(71,866,784)	—	—	—
Citigroup Global Markets, Inc.	168,605	(8,728)	—	—	159,877	(e)
Credit Suisse International	9,936,452	(9,936,452)	—	—	—
Deutsche Bank AG	33,835,475	(33,835,475)	—	—	—
Goldman Sachs International	53,906,620	(42,926,640)	—	—	10,979,980
HSBC Bank plc	20,516,923	(20,516,923)	—	—	—
JPMorgan Chase Bank NA	64,464,227	(64,464,227)	—	—	—
JPMorgan Securities LLC	844,935	(844,935)	—	—	—
Merrill Lynch International	901,479	(901,479)	—	—	—
Morgan Stanley & Co. International plc	82,944,326	(73,804,645)	—	(5,910,000)	3,229,681
Natwest Markets plc	1,981,048	(1,981,048)	—	—	—
Nomura International plc	13,107,482	(13,107,482)	—	—	—
Royal Bank of Canada	335,177	(335,177)	—	—	—
Royal Bank of Scotland	333,297	(247,796)	—	—	85,501
Standard Chartered Bank	705,420	(705,420)	—	—	—
State Street Bank and Trust Co.	1,504,988	(1,504,988)	—	—	—
UBS AG	12,733,078	(10,532,172)	(2,200,906)	—	—

	$481,803,768	$(458,622,422)	$(2,200,906)	$(6,525,401)	$14,455,039

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (f)	Cash Collateral Pledged (f)	Net Amount of Derivative Liabilities (d)(g)

ANZ Banking Group Ltd.	$278,462	$—	$—	$—	$278,462
Bank of America NA	60,236,745	(30,250,520)	—	(29,986,225)	—
Bank of New York	639,295	—	—	—	639,295
Barclays Bank plc	75,383,128	(60,389,947)	(2,111,974)	(11,760,000)	1,121,207
BNP Paribas SA	20,461,584	(20,461,584)	—	—	—
Citibank NA	102,044,916	(71,866,784)	—	(30,018,618)	159,514
Citigroup Global Markets, Inc.	8,728	(8,728)	—	—	—
Commonwealth Bank of Australia	185,728	—	—	—	185,728
Credit Suisse International	11,142,075	(9,936,452)	—	(1,205,623)	—
Deutsche Bank AG	42,767,493	(33,835,475)	—	(8,932,018)	—
Goldman Sachs International	42,926,640	(42,926,640)	—	—	—
HSBC Bank plc	59,906,630	(20,516,923)	—	—	39,389,707
JPMorgan Chase Bank NA	110,639,901	(64,464,227)	—	(30,670,000)	15,505,674
JPMorgan Securities LLC	872,399	(844,935)	—	(27,464)	—
Merrill Lynch International	1,659,785	(901,479)	—	—	758,306
Morgan Stanley & Co. International plc	73,804,645	(73,804,645)	—	—	—
National Australia Bank Ltd.	198,769	—	—	—	198,769
Natwest Markets plc	4,318,579	(1,981,048)	—	—	2,337,531
Nomura International plc	22,219,940	(13,107,482)	—	(5,384,139)	3,728,319
Royal Bank of Canada	1,072,486	(335,177)	—	(737,309)	—
Royal Bank of Scotland	247,796	(247,796)	—	—	—
Standard Chartered Bank	6,345,133	(705,420)	—	(3,160,000)	2,479,713
State Street Bank and Trust Co.	1,629,304	(1,504,988)	—	—	124,316
UBS AG	10,532,172	(10,532,172)	—	—	—

	$649,522,333	$(458,622,422)	$(2,111,974)	$(121,881,396)	$66,906,541

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

138	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

(e)	Net receivable is subject to set-off provision with net payable under the Master Repurchase Agreement.
(f)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(g)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities (a)	$—	$4,657,897,776	$306,695,841	$4,964,593,617
Common Stocks:
Canada	1,581,132	—	—	1,581,132
France	—	9,835,562	—	9,835,562
Germany	—	27,096,453	—	27,096,453
Ghana	—	954,507	—	954,507
Italy	—	15,958,412	—	15,958,412
Netherlands	16,867,008	21,121,765	—	37,988,773
Spain	—	9,796,960	—	9,796,960
Sweden	—	4,943,150	—	4,943,150
United Kingdom	—	9,913,928	—	9,913,928
United States	490,141,090	—	—	490,141,090
Corporate Bonds
Argentina	—	55,050,841	—	55,050,841
Australia	—	35,294,448	—	35,294,448
Austria	—	83,985,851	—	83,985,851
Belgium	—	94,879,222	—	94,879,222
Brazil	—	254,009,014	—	254,009,014
Canada	—	171,813,746	—	171,813,746
Cayman Islands	—	14,327,406	—	14,327,406
Chile	—	32,981,428	—	32,981,428
China	—	694,787,959	304,582	695,092,541
Colombia	—	34,124,317	—	34,124,317
Czech Republic	—	9,724,141	—	9,724,141
Denmark	—	25,170,450	—	25,170,450
Dominican Republic	—	5,256,250	—	5,256,250
France	—	150,852,954	—	150,852,954
Germany	—	283,960,245	—	283,960,245
Ghana	—	3,525,156	—	3,525,156
Greece	—	1,736,116	—	1,736,116
Guatemala	—	5,112,500	—	5,112,500
Guernsey	—	1,798,194	—	1,798,194
Hong Kong	—	35,283,604	107,292	35,390,896
India	—	71,097,466	—	71,097,466
Indonesia	—	35,180,185	—	35,180,185
Ireland	—	128,215,766	—	128,215,766
Israel	—	19,828,974	—	19,828,974
Italy	—	251,715,977	—	251,715,977
Jamaica	—	2,650,897	—	2,650,897
Japan	—	208,868,791	—	208,868,791
Jersey	—	18,301,200	—	18,301,200
Luxembourg	—	154,148,400	—	154,148,400
Macau	—	10,271,250	—	10,271,250
Malaysia	—	51,383,522	—	51,383,522
Mexico	—	116,638,763	—	116,638,763
Mongolia	—	8,097,500	—	8,097,500
Netherlands	—	287,675,572	—	287,675,572
Norway	—	1,404,790	—	1,404,790
Peru	—	22,767,959	—	22,767,959
Philippines	—	1,832,821	—	1,832,821
Portugal	—	11,274,630	—	11,274,630
Russia	—	19,822,910	—	19,822,910

CONSOLIDATED SCHEDULES OF INVESTMENTS	139

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Saudi Arabia	$—	$27,243,352	$—	$27,243,352
Singapore	—	41,544,983	—	41,544,983
South Africa	—	2,148,169	—	2,148,169
South Korea	—	60,058,337	—	60,058,337
Spain	—	361,403,585	—	361,403,585
Sweden	—	27,563,437	—	27,563,437
Switzerland	—	149,644,967	—	149,644,967
Taiwan	—	14,142,830	—	14,142,830
Thailand	—	9,612,094	—	9,612,094
Turkey	—	5,979,019	—	5,979,019
United Arab Emirates	—	26,750,534	—	26,750,534
United Kingdom	—	660,061,027	—	660,061,027
United States	—	7,395,581,277	69,717,961	7,465,299,238
Vietnam	—	22,797,581	—	22,797,581
Zambia	—	11,790,000	—	11,790,000
Floating Rate Loan Interests:
Brazil	—	—	7,000,000	7,000,000
Canada	—	9,238,656	—	9,238,656
Denmark	—	2,982,251	—	2,982,251
France	—	13,907,556	—	13,907,556
Germany	—	11,334,410	—	11,334,410
Indonesia	—	—	7,755,000	7,755,000
Ireland	—	7,099,128	—	7,099,128
Luxembourg	—	22,805,021	33,672,575	56,477,596
Netherlands	—	39,507,588	—	39,507,588
Norway	—	2,819,667	—	2,819,667
Poland	—	3,315,374	—	3,315,374
Spain	—	20,330,234	—	20,330,234
Sweden	—	16,128,908	—	16,128,908
Switzerland	—	7,620,737	—	7,620,737
United Kingdom	—	15,352,498	2,271,357	17,623,855
United States	—	458,142,242	433,603,145	891,745,387
Foreign Agency Obligations(a)	—	589,218,781	—	589,218,781
Foreign Government Obligations(a)	—	3,668,788,647	—	3,668,788,647
Investment Companies	181,859,544	—	—	181,859,544
Municipal Bonds	—	1,858,453,042	—	1,858,453,042
Non-Agency Mortgage-Backed Securities(a)	—	2,307,657,550	185,423,312	2,493,080,862
Preferred Securities:
Netherlands	—	1,265,154	—	1,265,154
United Kingdom	—	5,540,720	—	5,540,720
United States	7,146,410	127,684,996	—	134,831,406
U.S. Government Sponsored Agency Securities	—	14,709,233,416	—	14,709,233,416
U.S. Treasury Obligations	—	639,785,599	—	639,785,599
Warrants(a)	398,597	—	—	398,597
Short-Term Securities:
Borrowed Bond Agreements	—	692,343,934	—	692,343,934
Commercial Paper	—	75,373,131	—	75,373,131
Foreign Government Obligations(a)	—	97,805,095	—	97,805,095
Money Market Funds	318,482,438	—	—	318,482,438
U.S. Treasury Obligations	—	13,766,652	—	13,766,652
Options Purchased:
Credit contracts	—	3,822,383	—	3,822,383
Equity contracts	82,378,050	1,686,706	—	84,064,756
Foreign currency exchange contracts	—	49,537,162	—	49,537,162
Interest rate contracts	18,534,409	222,325,110	—	240,859,519
Liabilities:
Investments:
Borrowed Bonds	—	(699,988,420)	—	(699,988,420)
TBA Sale Commitments	—	(12,197,846,739)	—	(12,197,846,739)
Investment Sold Short
Corporate Bonds(a)	—	(557,890)	—	(557,890)
U.S. Treasury Obligations	—	(113,410,312)	—	(113,410,312)

Subtotal	$1,117,388,678	$29,671,759,907	$1,046,551,065	$31,835,699,650

140	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Strategic Income Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Investments valued at NAV (b)				62,588,605

Total Investments				$31,898,288,255

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$28,350,416	$—	$28,350,416
Equity contracts	1,840,809	17,825,365	—	19,666,174
Foreign currency exchange contracts	—	76,025,190	—	76,025,190
Interest rate contracts	87,739,429	638,448,159	—	726,187,588
Liabilities:
Credit contracts	—	(53,450,992)	—	(53,450,992)
Equity contracts	(23,488,439)	(2,734,460)	—	(26,222,899)
Foreign currency exchange contracts	—	(161,308,451)	—	(161,308,451)
Interest rate contracts	(120,881,785)	(1,031,759,648)	—	(1,152,641,433)
Other contracts	—	(6,800,932)	—	(6,800,932)

	$(54,789,986)	$(495,405,353)	$—	$(550,195,339)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	U.S. Government Sponsored Agency Securities	Warrants	Total
Investments:
Assets/Liabilities:
Opening balance, as of December 31, 2018	$123,457,998	$632,529	$20,131,614	$558,794,096	$264,744,952	$169,957	$(36,306)	$1,722,395	$6,158	$969,623,393
Transfers into level 3	141,255,786	—	304,689	18,545,537	—	—	—	—	—	160,106,012
Transfers out of level 3	(23,802,989)	—	—	(52,739,454)	(13,211,977)	—	—	(1,722,395)	—	(91,476,815)
Other (a)	57,358,841	—	—	—	(57,358,841)	—	—	—	—	—
Accrued discounts/premiums	820,975	—	—	349,913	1,807,413	—	—	—	—	2,978,301
Net realized gain (loss)	(1,631,013)	(987,644)	—	1,382,902	546,747	(733,861)	—	—	(341,996)	(1,764,865)
Net change in unrealized appreciation (depreciation) (b)(c)	6,262,202	997,554	197,151	(755,166)	3,224,374	736,524	36,306	—	335,838	11,034,783
Purchases	63,179,507	—	50,968,000	140,292,775	27,158,524	—	—	—	—	281,598,806
Sales	(60,205,466)	(642,439)	(1,471,619)	(181,568,526)	(41,487,880)	(172,620)	—	—	—	(285,548,550)

Closing balance, as of June 30, 2019	$306,695,841	$—	$70,129,835	$484,302,077	$185,423,312	$—	$—	$—	$—	$1,046,551,065

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 (c)	$2,773,570	$—	$153,558	$(301,358)	$(2,206,577)	$—	$—	$—	$—	$419,193

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities and Non-Agency Mortgage-Backed Securities.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	141

Statements of Assets and Liabilities (unaudited) June 30, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

ASSETS
Investments at value — unaffiliated (b)(c)	$99,670,966	$44,482,015,750
Investments at value — affiliated (d)	—	428,075,866
Cash	13,687	9,740,776
Cash pledged:
Collateral — borrowed bond agreements	—	21,626,310
Collateral — OTC derivatives	1,000,000	177,836,000
Futures contracts	136,000	165,278,170
Centrally cleared swaps	2,087,000	116,731,080
Foreign currency at value (e)	109,817	105,256,472
Receivables:
Investments sold	—	5,921,075,273
Securities lending income — affiliated	—	49,533
Swaps	—	206,955
TBA sale commitments	—	12,151,188,438
Capital shares sold	85,954	56,161,670
Dividends — affiliated	—	1,094,011
Dividends — unaffiliated	—	1,813,349
Interest — unaffiliated	1,747,743	311,750,674
From the Manager	1,855	—
Variation margin on futures contracts	—	11,452,853
Swap premiums paid	1,147,845	60,537,584
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,353,874	76,025,190
OTC swaps	824,789	67,869,633
Prepaid expenses	42,800	639,002

Total assets	108,222,330	64,166,424,589

LIABILITIES
Investments sold short, at value(f)	—	113,968,202
Cash received:
Collateral — OTC derivatives	1,100,000	11,160,000
Collateral — TBA commitments	—	7,678,000
Borrowed bonds at value(g)	—	699,988,420
Cash collateral on securities loaned at value	—	62,616,048
Options written at value(h)	54,162	483,955,263
TBA sale commitments at value(i)	—	12,197,846,739
Payables:
Investments purchased	774,946	16,874,093,207
Swaps	—	853,216
Accounting services fees	20,452	573,265
Administration fees	3,549	1,404,372
Board realignment and consolidation	—	776,371
Capital shares redeemed	100,685	70,724,397
Custodian fees	70,632	1,060,593
Income dividend distributions	207,475	14,000,619
Interest expense	—	9,341,124
Investment advisory fees	20,531	12,238,879
Trustees’ and Officer’s fees	5,793	64,731
Other affiliates	200	62,698
Printing fees	53,593	235,793
Professional fees	59,495	444,944
Registration fees	2,434	134,800
Service and distribution fees	3,439	750,811
Transfer agent fees	20,028	7,617,900
Other accrued expenses	—	267,638
Variation margin on futures contracts	22,006	10,658,867
Variation margin on centrally cleared swaps	73,833	848,272
Swap premiums received	1,794,069	33,455,492

142	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (unaudited) (continued) June 30, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,324,574	138,588,150
OTC swaps	227,885	47,601,176

Total liabilities	5,939,781	30,803,009,987

NET ASSETS	$102,282,549	$33,363,414,602

NET ASSETS CONSIST OF
Paid-in capital	$117,671,971	$34,049,167,160
Accumulated loss	(15,389,422)	(685,752,558)

NET ASSETS	$102,282,549	$33,363,414,602

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments at cost — unaffiliated	$96,426,706	$43,831,948,879
(c) Securities loaned at value	$—	$61,474,778
(d) Investments at cost — affiliated	$—	$425,562,565
(e) Foreign currency at cost	$104,046	$105,343,886
(f) Proceeds received from investments sold short at value — unaffiliated	$—	$113,761,932
(g) Proceeds received from borrowed bonds	$—	$673,296,393
(h) Premiums received	$69,612	$339,964,843
(i) Proceeds from TBA sale commitments	$—	$12,151,188,438

See notes to financial statements.

FINANCIAL STATEMENTS	143

Statements of Assets and Liabilities (unaudited) (continued) June 30, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

NET ASSET VALUE

Institutional
Net assets	$22,734,537	$22,578,960,194

Share outstanding (j)	2,626,792	2,278,074,951

Net asset value	$8.65	$9.91

Investor A
Net assets	$8,598,400	$1,572,493,578

Share outstanding (j)	995,349	158,681,986

Net asset value	$8.64	$9.91

Investor C
Net assets	$2,122,789	$481,657,469

Share outstanding (j)	245,626	48,649,049

Net asset value	$8.64	$9.90

Class K
Net assets	$68,826,823	$8,730,303,361

Share outstanding (j)	7,959,821	880,148,654

Net asset value	$8.65	$9.92

(j) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

144	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

INVESTMENT INCOME
Dividends — affiliated	$—	$18,804,646
Dividends — unaffiliated	—	9,619,322
Interest — unaffiliated	3,039,712	691,994,747
Securities lending income — affiliated — net	—	264,594
Foreign taxes withheld	(98,672)	(2,388,115)

Total investment income	2,941,040	718,295,194

EXPENSES
Investment advisory	303,567	75,098,360
Professional	49,470	228,585
Accounting services	41,078	870,334
Custodian	38,747	889,372
Registration	34,232	357,596
Administration	21,503	5,202,754
Service and distribution — class specific	21,415	4,522,202
Transfer agent — class specific	19,680	10,676,318
Administration — class specific	10,118	3,298,856
Printing	8,205	120,651
Trustees and Officer	4,263	214,723
Recoupment of past waived and/or reimbursed fees — class specific	—	308
Miscellaneous	18,210	452,705

Total expenses excluding interest expense	570,488	101,932,764
Interest expense	—	18,798,689

Total expenses	570,488	120,731,453

Less:
Fees waived and/or reimbursed by the Manager	(199,587)	(1,288,726)
Transfer agent fees waived and/or reimbursed — class specific	(10,914)	(8,185)
Administration fees waived — class specific	(10,082)	(84,874)

Total expenses after fees waived and/or reimbursed	349,905	119,349,668

Net investment income	2,591,135	598,945,526

FINANCIAL STATEMENTS	145

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2019

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio (a)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	$107,691	$16,446,941
Investments — unaffiliated	(1,161,365)	(126,328,068)
Borrowed bonds	—	2,244,156
Forward foreign currency exchange contracts	(1,544,733)	23,450,421
Foreign currency transactions	94,151	(6,596,866)
Futures contracts	(684,990)	55,403,312
Options written	255,869	155,933,458
Short sales — unaffiliated	—	(10,866,621)
Swaps	(582,325)	(171,528,623)

	(3,515,702)	(61,841,890)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(35,457)	6,069,242
Investments — unaffiliated	10,238,367	1,286,546,763
Borrowed bonds	—	(39,640,515)
Forward foreign currency exchange contracts	1,021,171	(6,022,902)
Foreign currency translations	49,801	(89,613)
Futures contracts	12,430	(98,847,471)
Options written	(16,402)	(134,970,168)
Short sales — unaffiliated	—	(243,219)
Swaps	(669,238)	102,477,062
Unfunded floating rate loan interests	—	36,306

	10,600,672	1,115,315,485

Net realized and unrealized gain	7,084,970	1,053,473,595

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,676,105	$1,652,419,121

(a)	Consolidated Statement of Operations.

See notes to financial statements.

146	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio (a)
	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18	Six Months Ended 06/30/19 (unaudited)	Year Ended 12/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,591,135	$7,441,950	$598,945,526	$1,178,282,484
Net realized loss	(3,515,702)	(11,146,059)	(61,841,890)	(240,353,522)
Net change in unrealized appreciation (depreciation)	10,600,672	(11,245,906)	1,115,315,485	(1,143,629,202)

Net increase (decrease) in net assets resulting from operations	9,676,105	(14,950,015)	1,652,419,121	(205,700,240)

DISTRIBUTIONS TO SHAREHOLDERS (b)
From net investment income:
Institutional	(501,728)	(19,542)	(395,825,461)	(803,831,675)
Investor A	(155,815)	(5,998)	(26,295,755)	(64,337,565)
Investor C	(34,628)	(1,223)	(6,049,741)	(12,980,268)
Class K	(1,366,885)	(33,765)	(145,915,928)	(226,046,178)
From return of capital:
Institutional	—	(1,929,745)	—	(7,497,397)
Investor A	—	(592,347)	—	(600,081)
Investor C	—	(120,739)	—	(121,068)
Class K	—	(3,334,257)	—	(2,108,349)

Decrease in net assets resulting from distributions to shareholders	(2,059,056)	(6,037,616)	(574,086,885)	(1,117,522,581)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(6,898,734)	(14,732,477)	(1,704,453,709)	3,584,884,128

NET ASSETS
Total increase (decrease) in net assets	718,315	(35,720,108)	(626,121,473)	2,261,661,307
Beginning of period	101,564,234	137,284,342	33,989,536,075	31,727,874,768

End of period	$102,282,549	$101,564,234	$33,363,414,602	$33,989,536,075

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	147

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Institutional
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018		2017	2016	2015	2014

Net asset value, beginning of period	$8.03	$9.45		$9.51	$8.79	$8.73	$9.14

Net investment income (a)	0.21	0.52		0.63	0.58	0.43	0.51
Net realized and unrealized gain (loss)	0.58	(1.52)		(0.10)	0.56	(0.10)	(0.50)

Net increase (decrease) from investment operations	0.79	(1.00)		0.53	1.14	0.33	0.01

Distributions (b)
From net investment income	(0.17)	(0.00	)(c)	(0.59)	(0.42)	(0.27)	—
From return of capital	—	(0.42)		—	—	—	(0.42)

Total distributions	(0.17)	(0.42)		(0.59)	(0.42)	(0.27)	(0.42)

Net asset value, end of period	$8.65	$8.03		$9.45	$9.51	$8.79	$8.73

Total Return (d)
Based on net asset value	9.90%(e)	(10.84)%		5.66%	13.27%	3.80%	0.09%

Ratios to Average Net Assets (f)
Total expenses (g)	1.13%(h)	1.13%		1.13%	1.48%	1.50%	1.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.68%(h)	0.71%		0.78%	0.91%	0.97%	0.98%

Net investment income	5.10%(h)	5.89%		6.68%	6.34%	4.86%	5.79%

Supplemental Data
Net assets, end of period (000)	$22,735	$26,314		$43,693	$24,097	$19,339	$24,177

Portfolio turnover rate	51%	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.13%	1.48%	1.48%	1.29%

(h)	Annualized.

See notes to financial statements.

148	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor A
	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018		2017	2016	2015	2014

Net asset value, beginning of period	$8.02	$9.43		$9.50	$8.78	$8.72	$9.13

Net investment income (a)	0.20	0.49		0.61	0.55	0.40	0.48
Net realized and unrealized gain (loss)	0.58	(1.51)		(0.12)	0.56	(0.10)	(0.49)

Net increase (decrease) from investment operations	0.78	(1.02)		0.49	1.11	0.30	(0.01)

Distributions (b)
From net investment income	(0.16)	(0.00	)(c)	(0.56)	(0.39)	(0.24)	—
From return of capital	—	(0.39)		—	—	—	(0.40)

Total distributions	(0.16)	(0.39)		(0.56)	(0.39)	(0.24)	(0.40)

Net asset value, end of period	$8.64	$8.02		$9.43	$9.50	$8.78	$8.72

Total Return (d)
Based on net asset value	9.77%(e)	(10.99)%		5.29%	12.96%	3.51%	(0.14)%

Ratios to Average Net Assets (f)
Total expenses (g)	1.44%(h)	1.46%		1.45%	1.79%	1.81%	1.65%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.93%(h)	0.96%		1.03%	1.20%	1.25%	1.25%

Net investment income	4.89%(h)	5.64%		6.48%	6.05%	4.60%	5.42%

Supplemental Data
Net assets, end of period (000)	$8,598	$8,102		$14,756	$15,293	$14,110	$12,063

Portfolio turnover rate	51%	165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%	0.01%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014

Expense ratios	N/A	N/A	1.45%	1.79%	1.81%	1.59%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	149

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Investor C
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$8.02		$9.44		$9.50	$8.78	$8.73	$9.14

Net investment income (a)	0.17		0.43		0.54	0.48	0.34	0.41
Net realized and unrealized gain (loss)	0.58		(1.52)		(0.11)	0.56	(0.11)	(0.50)

Net increase (decrease) from investment operations	0.75		(1.09)		0.43	1.04	0.23	(0.09)

Distributions (b)
From net investment income	(0.13)		(0.00	)(c)	(0.49)	(0.32)	(0.18)	—
From return of capital	—		(0.33)		—	—	—	(0.32)

Total distributions	(0.13)		(0.33)		(0.49)	(0.32)	(0.18)	(0.32)

Net asset value, end of period	$8.64		$8.02		$9.44	$9.50	$8.78	$8.73

Total Return (d)
Based on net asset value	9.37%	(e)	(11.74)%		4.62%	12.12%	2.65%	(0.93)%

Ratios to Average Net Assets (f)
Total expenses	2.32%	(g)	2.30%		2.30%	2.63% (h)	2.64% (h)	2.45%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.68%	(g)	1.71%		1.78%	1.96%	2.00%	2.00%

Net investment income	4.11%	(g)	4.85%		5.74%	5.30%	3.85%	4.63%

Supplemental Data
Net assets, end of period (000)	$2,123		$2,411		$3,823	$4,892	$6,060	$7,358

Portfolio turnover rate	51%		165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

150	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

	Class K
	Six Months Ended 06/30/19 (unaudited)		Year Ended December 31,
			2018		2017	2016	2015	2014

Net asset value, beginning of period	$8.03		$9.44		$9.51	$8.79	$8.73	$9.14

Net investment income (a)	0.21		0.51		0.64	0.58	0.44	0.50
Net realized and unrealized gain (loss)	0.58		(1.50)		(0.12)	0.56	(0.10)	(0.48)

Net increase (decrease) from investment operations	0.79		(0.99)		0.52	1.14	0.34	0.02

Distributions (b)
From net investment income	(0.17)		(0.00	)(c)	(0.59)	(0.42)	(0.28)	—
From return of capital	—		(0.42)		—	—	—	(0.43)

Total distributions	(0.17)		(0.42)		(0.59)	(0.42)	(0.28)	(0.43)

Net asset value, end of period	$8.65		$8.03		$9.44	$9.51	$8.79	$8.73

Total Return (d)
Based on net asset value	9.93%	(e)	(10.70)%		5.60%	13.37%	3.91%	0.20%

Ratios to Average Net Assets (f)
Total expenses	1.05%	(g)	1.08%		1.03%	1.39% (h)	1.37%	1.23%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	(g)	0.66%		0.73%	0.83%	0.85%	0.85%

Net investment income	5.19%	(g)	5.91%		6.70%	6.44%	4.99%	5.57%

Supplemental Data
Net assets, end of period (000)	$68,827		$64,736		$75,012	$11,106	$13,088	$19,803

Portfolio turnover rate	51%		165%		187%	276%	421%	449%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/19 (unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	—%	0.01%	0.00%	0.01%	0.02%	0.01%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	151

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Institutional

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.60	$9.96		$9.83	$9.77	$10.11	$10.17

Net investment income (a)	0.18	0.33		0.35	0.26	0.21	0.24
Net realized and unrealized gain (loss)	0.30	(0.37)		0.12	0.09	(0.24)	0.15

Net increase (decrease) from investment operations	0.48	(0.04)		0.47	0.35	(0.03)	0.39

Distributions (b)
From net investment income	(0.17)	(0.32)		(0.31)	(0.25)	(0.29)	(0.41)
From net realized gain	—	—		—	—	(0.02)	(0.04)
From return of capital	—	(0.00	)(c)	(0.03)	(0.04)	—	—

Total distributions	(0.17)	(0.32)		(0.34)	(0.29)	(0.31)	(0.45)

Net asset value, end of period	$9.91	$9.60		$9.96	$9.83	$9.77	$10.11

Total Return (d)
Based on net asset value	5.02%(e)	(0.46	)%(f)	4.88%	3.61%	(0.30)%	3.79%

Ratios to Average Net Assets (g)
Total expenses (h)	0.72%(i)	1.09%		0.90%	0.74%	0.77%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.71%(i)	1.09%		0.89%	0.73%	0.75%	0.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.60%(i)	0.62%		0.61%	0.60%	0.59%	0.60%

Net investment income	3.64%(i)	3.40%		3.49%	2.66%	2.09%	2.34%

Supplemental Data
Net assets, end of period (000)	$22,578,960	$23,621,298		$23,089,643	$17,994,587	$24,173,415	$20,070,188

Portfolio turnover rate (j)	1,243%	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.03%	0.02%
(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	0.90%	0.73%	0.77%	0.77%

(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	916%	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

152	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Investor A

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.60	$9.96		$9.83	$9.77	$10.11	$10.17

Net investment income (a)	0.16	0.29		0.31	0.23	0.18	0.22
Net realized and unrealized gain (loss)	0.31	(0.36)		0.14	0.09	(0.24)	0.14

Net increase (decrease) from investment operations	0.47	(0.07)		0.45	0.32	(0.06)	0.36

Distributions (b)
From net investment income	(0.16)	(0.29)		(0.29)	(0.22)	(0.26)	(0.38)
From net realized gain	—	—		—	—	(0.02)	(0.04)
From return of capital	—	(0.00	)(c)	(0.03)	(0.04)	—	—

Total distributions	(0.16)	(0.29)		(0.32)	(0.26)	(0.28)	(0.42)

Net asset value, end of period	$9.91	$9.60		$9.96	$9.83	$9.77	$10.11

Total Return (d)
Based on net asset value	4.87%(e)	(0.74	)%(f)	4.59%	3.30%	(0.60)%	3.48%

Ratios to Average Net Assets (g)
Total expenses (h)	1.03%(i)	1.39%		1.22%	1.07%	1.12%	1.09%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.01%(i)	1.38%		1.16%	1.03%	1.06%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.90%(i)	0.91%		0.90%	0.90%	0.90%	0.90%

Net investment income	3.34%(i)	3.00%		3.09%	2.38%	1.77%	2.10%

Supplemental Data
Net assets, end of period (000)	$1,572,494	$2,023,700		$2,234,189	$4,380,500	$5,632,067	$4,047,716

Portfolio turnover rate (j)	1,243%	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.03%	0.02%

(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	1.10%	1.08%

(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	916%	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	153

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Investor C

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018		2017	2016	2015	2014

Net asset value, beginning of period	$9.59	$9.95		$9.82	$9.76	$10.10	$10.16

Net investment income (a)	0.13	0.24		0.24	0.16	0.10	0.14
Net realized and unrealized gain (loss)	0.30	(0.38)		0.13	0.08	(0.24)	0.14

Net increase (decrease) from investment operations	0.43	(0.14)		0.37	0.24	(0.14)	0.28

Distributions (b)
From net investment income	(0.12)	(0.22)		(0.21)	(0.15)	(0.18)	(0.30)
From net realized gain	—	—		—	—	(0.02)	(0.04)
From return of capital	—	(0.00	)(c)	(0.03)	(0.03)	—	—

Total distributions	(0.12)	(0.22)		(0.24)	(0.18)	(0.20)	(0.34)

Net asset value, end of period	$9.90	$9.59		$9.95	$9.82	$9.76	$10.10

Total Return (d)
Based on net asset value	4.50%(e)	(1.47	)%(f)	3.81%	2.53%	(1.34)%	2.70%

Ratios to Average Net Assets (g)
Total expenses (h)	1.75%(i)	2.11%		1.93%	1.79%	1.83%	1.83%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.74%(i)	2.11%		1.91%	1.78%	1.81%	1.81%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.63%(i)	1.64%		1.65%	1.65%	1.65%	1.65%

Net investment income	2.62%(i)	2.41%		2.41%	1.63%	1.03%	1.33%

Supplemental Data
Net assets, end of period (000)	$481,657	$514,268		$655,874	$872,501	$1,119,341	$1,085,448

Portfolio turnover rate (j)	1,243%	2,337%		1,576%	1,541%	1,856%	1,396%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014

Investments in underlying funds	0.01%	0.01%	0.01%	0.02%	0.03%	0.02%

(h) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Expense ratios	1.75%	2.11%	1.92%	1.78%	1.81%	1.83%

(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,
	06/30/19 (unaudited)	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	916%	1,565%	1,060%	1,098%	1,242%	1,067%

See notes to financial statements.

154	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Income Opportunities Portfolio

	Class K

	Six Months Ended	Year Ended December 31,		Period from
	06/30/19 (unaudited)	2018	2017	03/28/16 (a) to 12/31/16

Net asset value, beginning of period	$9.60	$9.97	$9.84	$9.65

Net investment income (b)	0.18	0.34	0.36	0.22
Net realized and unrealized gain (loss)	0.31	(0.39)	0.12	0.21

Net increase (decrease) from investment operations	0.49	(0.05)	0.48	0.43

Distributions (c)
From net investment income	(0.17)	(0.32)	(0.32)	(0.20)
From return of capital	—	(0.00)(d)	(0.03)	(0.04)

Total distributions	(0.17)	(0.32)	(0.35)	(0.24)

Net asset value, end of period	$9.92	$9.60	$9.97	$9.84

Total Return (e)
Based on net asset value	5.17%(f)	(0.47)%(g)	4.97%	4.47%(f)

Ratios to Average Net Assets (h)
Total expenses	0.64%(i)	1.01%	0.82%	0.69%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%(i)	1.00%	0.81%	0.68%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense ..	0.52%(i)	0.53%	0.53%	0.53%(i)

Net investment income	3.73%(i)	3.47%	3.58%	2.93%(i)

Supplemental Data
Net assets, end of period (000)	$8,730,303	$7,830,270	$5,748,169	$3,651,094

Portfolio turnover rate (j)	1,243%	2,337%	1,576%	1,541%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended	Year Ended December 31,		Period from

	06/30/19 (unaudited)	2018	2017	03/28/16 (a) to 12/31/16
Investments in underlying funds	0.01%	0.01%	0.01%	0.02%

(i) Annualized. (j) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended	Year Ended December 31,		Period from

	06/30/19 (unaudited)	2018	2017	03/28/16 (a) to 12/31/16
Portfolio turnover rate (excluding MDRs)	916%	1,565%	1,060%	1,098%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	155

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	Emerging Markets Flexible Dynamic Bond	Non-diversified
BlackRock Strategic Income Opportunities Portfolio	Strategic Income Opportunities	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Strategic Income Opportunities include the account of BlackRock Cayman Strategic Income Opportunities Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Strategic Income Opportunities and primarily invested in commodity-related instruments and other derivatives. Effective November 30, 2018, Strategic Income Opportunities no longer invested in the Subsidiary. The Subsidiary enabled Strategic Income Opportunities to hold these commodity-related instruments and other derivatives while allowing its investors to satisfy regulated investment company tax requirements. Prior to November 30, 2018, Strategic Income Opportunities invested up to 25% of its total assets in the Subsidiary. The Subsidiary was subject to the same investment policies and restrictions that applied to Strategic Income Opportunities, except that the Subsidiary may have invested without limitation in commodity-related instruments and other derivatives.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

156	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a”senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Strategic Income Opportunities’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board effective January 1, 2019, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended June 30, 2019. The cost basis of securities at December 31, 2018 has been adjusted to the following:

Emerging Markets Flexible Dynamic Bond	$106,476,920
Strategic Income Opportunities	32,309,806,944

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the NAV of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Emerging Markets Flexible Dynamic Bond has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Emerging Markets Flexible Dynamic Bond may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round

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Notes to Financial Statements (unaudited) (continued)

lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a“when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To- be- announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2019, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to

NOTES TO FINANCIAL STATEMENTS	159

Notes to Financial Statements  (unaudited) (continued)

the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation- indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more

160	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Strategic Income Opportunities had no outstanding unfunded floating rate loan interests.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

NOTES TO FINANCIAL STATEMENTS	161

Notes to Financial Statements  (unaudited) (continued)

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Strategic Income Opportunities were $410,903 and (6.06)%, respectively.

Borrowed bond agreements, reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Strategic Income Opportunities open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements (a)	Borrowed Bond at Value including Accrued Interest (b)	Exposure Due (to) / from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received) / Pledged	Net Exposure Due (to) / from Counterparty (c)
Barclays Bank plc	$280,794,815	$(293,164,316)	$(12,369,501)	$—	$—	$—	$11,303,589	$11,303,589	$(1,065,912)
Barclays Capital, Inc.	14,865,968	(13,673,912)	1,192,056	—	(1,192,056)	—	—	(1,192,056)	—
BNP Paribas SA	87,695,921	(94,934,067)	(7,238,146)	—	—	—	7,238,146	7,238,146	—
Bank of America Securities, Inc.	3,825,000	(3,831,815)	(6,815)	—	—	—	—	—	(6,815)
Citigroup Global Markets, Inc.	41,299,901	(43,412,780)	(2,112,879)	—	—	—	1,679,202	1,679,202	(433,677	) (d)
Credit Suisse Securities (USA) LLC	18,031,988	(17,544,662)	487,326	—	(292,000)	—	—	(292,000)	195,326
Deutsche Bank AG	7,063,827	(7,688,055)	(624,228)	—	—	624,228	—	624,228	—
Goldman Sachs International	9,471,332	(9,854,700)	(383,368)	—	—	—	383,368	383,368	—
JP Morgan Securities plc	78,782,572	(73,844,844)	4,937,728	—	—	—	—	—	4,937,728	(e)
Merrill Lynch International	6,760,105	(6,870,429)	(110,324)	—	—	—	—	—	(110,324)
Nomura International plc	3,846,463	(4,045,986)	(199,523)	—	—	—	—	—	(199,523)
Nomura Securities International, Inc.	5,884,900	(6,244,687)	(359,787)	—	—	—	271,000	271,000	(88,787)
RBC Capital Markets, LLC	122,893,342	(122,249,309)	644,033	(581,708)	—	—	—	(581,708)	62,325
RBC Europe Ltd.	11,127,800	(11,859,932)	(732,132)	—	—	—	655,000	655,000	(77,132)

	$692,343,934	$(709,219,494)	$(16,875,560)	$(581,708)	$(1,484,056)	$624,228	$21,530,305	$20,088,769	$3,213,209

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $9,231,074 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.
(d)	Net receivable (payable) is subject to set-off provision with net payable (receivable) under the ISDA Master Agreement.
(e)	Borrowed bond agreements with a value of $8,174,945 have been sold subsequent to period end.

162	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

When a fund enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit a fund from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to a fund by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Strategic Income Opportunities securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
BNP Paribas Securities Corp.	$14,097,578	$(14,097,578)	$—
Citigroup Global Markets Inc	2,129,266	(2,129,266)	—
Credit Suisse Securities (USA) LLC	2,455,827	(2,455,827)	—
Jefferies & Co. LLC	8,408,582	(8,408,582)	—
Merrill Lynch, Pierce, Fenner & Smith	33,837,600	(33,837,600)	—
Morgan Stanley & Co. LLC	545,925	(540,887)	5,038

	$61,474,778	$(61,469,740)	$5,038

(a)

Cash collateral with a value of $62,616,048 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of June 30, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTES TO FINANCIAL STATEMENTS	163

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times

164	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends

NOTES TO FINANCIAL STATEMENTS	165

Notes to Financial Statements  (unaudited) (continued)

received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Correlation swaps — Correlation swaps are entered into to gain or mitigate exposure to the underlying reference securities.

Correlation swaps involve two parties agreeing to exchange cash flows based on the measured correlation of two specified underlying securities. At inception, the strike correlation rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is based on the difference between the realized price correlation of the underlying securities and the strike correlation rate. As a receiver (or payor) of the realized price correlation rate, a fund would receive (or owe) the payoff amount when the realized price correlation rate of the underlying securities is greater than the strike correlation rate and would owe (or receive) the payoff amount when the realized price correlation rate of the underlying securities is less than the strike correlation rate. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying securities.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an ISDA or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

166	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Emerging Markets Flexible Dynamic Bond pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Emerging Markets Flexible Dynamic Bond’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

For such services, Strategic Income Opportunities pays the Manager a monthly fee, based on the average daily net assets that are attributable to Strategic Income Opportunities’ direct investments in fixed-income and equity securities and instruments, including ETFs advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
$3 Billion — $35 Billion	0.450
Greater than $35 Billion	0.430

The Manager provided investment management and other services to the Subsidiary. The Manager did not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Strategic Income Opportunities pays the Manager based on the Fund’s net assets, which included the assets of the Subsidiary.

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Strategic Income Opportunities, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide for that portion of the Fund for which they serve as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Emerging Markets Flexible Dynamic Bond	$10,147	$11,268	$21,415
Strategic Income Opportunities	2,067,930	2,454,272	4,522,202

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

NOTES TO FINANCIAL STATEMENTS	167

Notes to Financial Statements  (unaudited) (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$2,468	$812	$225	$6,613	$10,118
Strategic Income Opportunities	2,269,094	165,421	49,082	815,259	3,298,856

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2019, Strategic Income Opportunities paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Strategic Income Opportunities	$799,366	$—	$799,366

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$52	$327	$173	$62	$614
Strategic Income Opportunities	27,117	8,601	3,598	7,716	47,032

For the six months ended June 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$10,532	$5,771	$3,029	$348	$19,680
Strategic Income Opportunities	9,229,339	1,162,977	265,017	18,985	10,676,318

Other Fees: For the six months ended June 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Emerging Markets Flexible Dynamic Bond	$175
Strategic Income Opportunities	11,115

For the six months ended June 30, 2019, affiliates received CDSCs as follows:

	Investor A	Investor C
Emerging Markets Flexible Dynamic Bond	$402	$5
Strategic Income Opportunities	18,143	15,247

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the amount waived on Strategic Income Opportunities was $266,540.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Emerging Markets Flexible Dynamic Bond’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of Strategic Income Opportunities’ assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through April 30, 2020. These contractual agreements may be terminated upon 90 days’ notice by a veto of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2019, the Manager waived $1,672 and $1,022,186 in investment advisory fees with respect to Emerging Markets Flexible Dynamic Bond and Strategic Income Opportunities, respectively, pursuant to this arrangement.

168	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets is as follows:

	Institutional	Investor A	Investor C	Class K
Emerging Markets Flexible Dynamic Bond	0.68%	0.93%	1.68%	0.63%
Strategic Income Opportunities	0.65	0.90	1.65	N/A

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2019, the amounts included in fees waived by the Manager were as follows:

Emerging Markets Flexible Dynamic Bond	$197,915

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2019, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$2,468	$812	$225	$6,577	$10,082
Strategic Income Opportunities	—	84,874	—	—	84,874

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Emerging Markets Flexible Dynamic Bond	$4,332	$3,760	$2,475	$347	$10,914
Strategic Income Opportunities	—	8,185	—	—	8,185

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended June 30, 2019, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Investor C
Strategic Income Opportunities	$308

As of June 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2019	2020	2021
Emerging Markets Flexible Dynamic Bond
Fund Level	$318,992	$421,809	$197,915
Institutional	20,097	9,126	6,800
Investor A	16,359	13,976	4,572
Investor C	8,934	6,281	2,700
Class K	11,097	14,560	6,924
Strategic Income Opportunities
Investor A	$1,445,212	$258,499	$93,059
Investor C	38,135	—	—
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares

NOTES TO FINANCIAL STATEMENTS	169

Notes to Financial Statements  (unaudited) (continued)

purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2019, the Strategic Income Opportunities Fund paid BIM $57,949 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Strategic Income Opportunities	$45,157,873	$14,630,351	$(32,771)

7.	PURCHASES AND SALES

For the six months ended June 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Purchases
Non-U.S. Government Securities	$44,225,199	$311,682,856,164
U.S. Government Securities	2,012,297	51,255,637,527

	$46,237,496	$362,938,493,691

Sales
Non-U.S. Government Securities	$50,430,640	$308,893,764,370
U.S. Government Securities	2,027,407	53,345,279,681

	$52,458,047	$362,239,044,051

For the six months ended June 30, 2019, purchases and sales related to mortgage dollar rolls were as follows:

Strategic Income Opportunities
Purchases	$95,447,059,829
Sales	95,450,361,737

170	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2018, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
$13,887,607	$728,778,575

As of June 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Flexible Dynamic Bond	Strategic Income Opportunities
Tax cost	$97,295,616	$44,342,829,098

Gross unrealized appreciation	$7,898,131	$2,061,439,230
Gross unrealized depreciation	(5,638,552)	(1,777,963,806)

Net unrealized appreciation	$2,259,579	$283,475,424

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

NOTES TO FINANCIAL STATEMENTS	171

Notes to Financial Statements  (unaudited) (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has voted to withdraw from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

172	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/19		Year Ended 12/31/18
	Shares	Amount	Shares	Amount

Emerging Markets Flexible Dynamic Bond

Institutional
Shares sold	226,213	$1,881,203	2,419,913	$21,623,147
Shares issued in reinvestment of distributions	48,216	406,020	180,037	1,567,114
Shares redeemed	(922,853)	(7,731,035)	(3,948,929)	(33,671,470)

Net decrease	(648,424)	$(5,443,812)	(1,348,979)	$(10,481,209)

Investor A
Shares sold and automatic conversion of shares	106,806	$897,193	356,350	$3,170,560
Shares issued in reinvestment of distributions	17,569	147,694	64,900	562,354
Shares redeemed	(139,508)	(1,161,979)	(975,171)	(8,147,700)

Net decrease	(15,133)	$(117,092)	(553,921)	$(4,414,786)

Investor C
Shares sold	1,892	$16,306	49,802	$445,151
Shares issued in reinvestment of distributions	3,553	29,877	12,286	106,761
Shares redeemed and automatic conversion of shares	(60,424)	(503,187)	(166,601)	(1,434,289)

Net decrease	(54,979)	$(457,004)	(104,513)	$(882,377)

Class K
Shares sold	6,879	$56,838	562,437	$5,005,822
Shares issued in reinvestment of distributions	58,580	492,857	130,615	1,123,257
Shares redeemed	(170,987)	(1,430,521)	(572,144)	(5,083,184)

Net increase (decrease)	(105,528)	$(880,826)	120,908	$1,045,895

Total Net Decrease	(824,064)	$(6,898,734)	(1,886,505)	$(14,732,477)

Strategic Income Opportunities

Institutional
Shares sold	317,232,898	$3,086,663,969	1,012,341,877	$9,962,714,892
Shares issued in reinvestment of distributions	34,739,168	339,668,766	70,138,512	686,635,620
Shares redeemed	(535,364,261)	(5,208,702,611)	(939,409,503)	(9,159,811,978)

Net increase (decrease)	(183,392,195)	$(1,782,369,876)	143,070,886	$1,489,538,534

Investor A
Shares sold and automatic conversion of shares	18,642,770	$181,278,298	71,981,134	$708,941,011
Shares issued in reinvestment of distributions	2,597,153	25,372,235	6,423,127	62,911,676
Shares redeemed	(73,464,747)	(712,664,626)	(91,854,372)	(899,301,243)

Net decrease	(52,224,824)	$(506,014,093)	(13,450,111)	$(127,448,556)

Investor C
Shares sold	1,803,888	$17,552,854	6,974,335	$68,474,776
Shares issued in reinvestment of distributions	568,436	5,553,064	1,231,025	12,055,415
Shares redeemed and automatic conversion of shares	(7,364,299)	(71,609,240)	(20,482,538)	(200,467,610)

Net decrease	(4,991,975)	$(48,503,322)	(12,277,178)	$(119,937,419)

Class K
Shares sold	137,611,821	$1,342,420,879	301,539,871	$2,957,304,217
Shares issued in reinvestment of distributions	14,645,047	143,316,312	22,929,557	224,325,700
Shares redeemed	(87,513,725)	(853,303,609)	(85,832,621)	(838,898,348)

Net increase	64,743,143	$632,433,582	238,636,807	$2,342,731,569

Total Net Increase (Decrease)	(175,865,851)	$(1,704,453,709)	355,980,404	$3,584,884,128

As of June 30, 2019, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 4,072,600 Class K Shares of Emerging Markets Flexible Dynamic Bond.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	173

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Flexible Dynamic Bond Portfolio (the “Emerging Markets Flexible Dynamic Bond Portfolio”) and BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Opportunities Portfolio”) (each, a” Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and, with respect to each Fund, BlackRock International Limited and, with respect to the Strategic Income Opportunities Portfolio, BlackRock (Singapore) Limited (together, the “Sub-Advisors”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one- year, three- year, five- year, ten- year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability;

174	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

(b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Emerging Markets Flexible Dynamic Bond Portfolio ranked in the fourth, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Emerging Markets Flexible Dynamic Bond Portfolio’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, the Strategic Income Opportunities Portfolio ranked in the second, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Strategic Income Opportunities Portfolio’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	175

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Emerging Markets Flexible Dynamic Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Emerging Markets Flexible Dynamic Bond Portfolio’s Expense Peers. The Board also noted that the Emerging Markets Flexible Dynamic Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Flexible Dynamic Bond Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Emerging Markets Flexible Dynamic Bond Portfolio were to decrease, the Emerging Markets Flexible Dynamic Bond Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Flexible Dynamic Bond Portfolio’s total expenses as a percentage of the Emerging Markets Flexible Dynamic Bond Portfolio’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

The Board noted that the Strategic Income Opportunities Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Strategic Income Opportunities Portfolio’s Expense Peers. The Board also noted that the Strategic Income Opportunities Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Strategic Income Opportunities Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Strategic Income Opportunities Portfolio were to decrease, the Strategic Income Opportunities Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Strategic Income Opportunities Portfolio’s total expenses as a percentage of the Strategic Income Opportunities Portfolio’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

176	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	177

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited (a)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A. (a)

New York, NY 10179

Brown Brothers Harriman & Co. (b)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	for Strategic Income Opportunities only.
(b)	for Emerging Markets Flexible Dynamic Bond only.

178	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	179

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

180	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

ARS	Argentine Peso

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan Offshore

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

GHS	Ghanaian Cedi

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

LKR	Sri Lankan Rupee

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	Taiwan New Dollar

UAH	Ukrainian Hryvnia

USD	United States Dollar

UYU	Uruguayan Peso

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BAN	Bond Anticipation Notes

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDO	Collateralized Debt Obligation

CDX	Credit Default Swap Index

CIBOR	Copenhagen Interbank Offered Rate

CLO	Collateralized Loan Obligation

CNREPOFI	Day China Fixing Repo Rates

CSMC	Credit Suisse Mortgage Capital

CVA	Certification Van Aandelon (Dutch Certificate)

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GO	General Obligations Bonds

JIBAR	Johannesburg Interbank Agreed Rate

KLIBOR	Kuala Lumpur Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

S&P	S&P Global Ratings

SCA	Svenska Cellulosa Aktiebolaget

SPDR	Standard &Poor’s Depositary Receipts

STIBOR	Stockholm Interbank Offered Rate

TBA	To-be-announced

VRDN	Variable Rate Demand Notes

WIBOR	Warsaw Interbank Offered Rate

2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS	181

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMDSIP-6/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: September 3, 2019

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